UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Definitive Proxy Statement

      Definitive Additional Materials
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Carnival Corporation
Carnival plc
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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OUR COMPANY

Carnival Corporation & plc (NYSE: CCL and CUK; LSE: CCL) is the largest global cruise company and among the largest leisure travel companies with a portfolio of world-class cruise lines.
We believe cruising offers a broad range of products and services to suit vacationing guests of many ages, backgrounds and interests. Each brand in our portfolio meets the needs of a unique set of consumer psychographics and vacation needs which allows us to penetrate large addressable customer segments.
With our global corporate headquarters in Miami and several regional headquarters around the world, we are the only company in the world to be included in both the S&P 500 index in the U.S. and the FTSE 250 index in the UK.

OUR VISION
As the global leader in the cruise industry, we will lead the way in innovative and sustainable cruising to deliver memorable vacations and build borderless connections.
OUR MISSION AND PURPOSE
To deliver unforgettable happiness to our guests by providing extraordinary cruise vacations, while honoring the integrity of every ocean we sail, place we visit and life we touch.

Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
Letter to Shareholders from our Chief Executive Officer

JOSH WEINSTEIN
President, Chief Executive
Officer and Chief Climate
Officer
Dear Fellow Shareholders,
During 2022, we completed a monumental 18-month journey marking our full return to guest cruise operations. Over the past 18 months we have:
•
Returned 90 ships to service

•
Re-boarded over 100,000 team members to our ships

•
Restarted our unmatched portfolio of eight private island and port destinations

•
Restarted our unrivaled land-based footprint in Alaska and the Yukon

•
Welcomed back nearly nine million guests

Throughout 2022, we progressed on an upward trajectory as we continued to close the gap to 2019, our most recent full year of guest cruise operations, and believe we are gaining momentum on our return to profitability.
•
For our cruise segments, revenue per passenger cruise day (“PCD”) for the fourth quarter of 2022 increased 0.5% compared to a strong 2019, overcoming the dilutive impact of future cruise credits (“FCCs”) and fluctuations in foreign currency. This was better than the third quarter of 2022 which decreased 4.1% compared to 2019.

•
Occupancy in the fourth quarter of 2022 was 19 percentage points below 2019 levels. This was better than the first quarter of 2022 which was 50 percentage points below 2019 levels. We achieved this on growing capacity as we returned another 35% of our fleet to service in 2022, reaching 99% of our 2019 capacity levels during the fourth quarter.

•
Revenue in the fourth quarter of 2022 was $3.8 billion, which was 80% of 2019 levels. This was better than the third quarter of 2022 which was 66% of 2019 levels, an improvement of 14 percentage points.

The uneven reopening of cruise travel around the world following the effects of COVID-19 and the impact the invasion of Ukraine has had on European countries have had a material impact on our results of operations. While all of our brands are on an upward trajectory, the pace of the recovery has trailed for those brands most heavily exposed to these factors as the impacts have weighed on consumer confidence in those regions resulting in greater uncertainty and closer-in booking patterns. To mitigate these impacts, we have made strategic deployment decisions to increase our closer-to-home and shorter duration itineraries to help reduce the friction of air travel, lower the overall cost of our vacations and facilitate a closer-in booking environment. We believe these decisions have positioned us well to attract more new-to-cruise guests and make us even more of a value proposition compared to land-based alternatives. Additionally, based on the evolving nature of COVID-19 and our ongoing collaboration with local and national public health

Letter to Shareholders from our Chief Executive Officer

authorities, our brands responsibly relaxed their COVID-19 related protocols aligning towards land-based vacation alternatives and strengthening our competitiveness.
To help support our growth, drive overall revenue generation, elevate awareness and consideration and enhance demand for both the near- and long-term, we have significantly increased our advertising activities, including a nearly 20% increase in our investment during the fourth quarter of 2022 compared to the fourth quarter of 2019. Our brands are utilizing pricing philosophies to maximize revenue and are sharing best practices across brands. Having been in pause status for nearly two years, we are also rebuilding demand by providing our guests with extraordinary cruise vacations, which we believe will increase the likelihood of our guests recommending our cruise vacations. In addition, we have a renewed focus on our travel agent partner relationships and a growing sales force. While building back demand and enhancing our revenue management tools and strategies, we are working to optimize the combination of occupancy levels with ticket and onboard prices to deliver revenue growth in the near-term while maintaining price integrity for the long-term. We are also not losing sight of our expense base as we have worked through our restart and continue to absorb and mitigate the impacts of the high inflationary environment we have all been living in.
During 2022, we continued to focus on minimizing our environmental impact and achieved a 2% reduction in carbon intensity compared to 2019 (11% reduction for ships in guest cruise operations), a 30% reduction in food waste compared to 2019 and used 290 million fewer single use items compared to 2018. We announced the rollout of Service Power Packages, global fleet upgrades, which will improve energy and fuel efficiency and support our sustainability goals, and announced the expansion of Air Lubrication Systems, which are expected to generate savings in fuel consumption and reductions in carbon emissions. Additionally, AIDA Cruises and Holland America Line achieved milestones in their decarbonization strategies piloting the use of a blend of marine biofuel. These investments, along with our fleet optimization and itinerary reviews, are expected to drive a 15% reduction in fuel consumption per available lower berth days (“ALBD”) in 2023, along with a 15% reduction in carbon emissions per ALBD on an annualized basis, both as compared to 2019.
Our fleet optimization efforts included welcoming stunning new flagships for six of our brands including Carnival Celebration, AIDAcosma, Costa Toscana, Discovery Princess and Arvia, as well as our first luxury expedition ship, Seabourn Venture. All of these ships were purpose-built to generate higher returns. In addition, we announced the removal of additional ships from our fleet, bringing the cumulative number of smaller-less efficient ships to be removed from our fleet since the pause to 26. Once completed, these efforts will result in nearly a quarter of our fleet consisting of newly delivered, larger, more efficient ships. We also announced Carnival Fun Italian Style™, a new concept for Carnival Cruise Line’s North American guests which will debut in the spring of 2023 with Costa Venezia followed by Costa Firenze in the spring of 2024. Additionally, during 2022, Costa Luminosa was transferred to Carnival Cruise Line and began guest operations as Carnival Luminosa.

Letter to Shareholders from our Chief Executive Officer

During 2022, we reduced our capital expenditures by over $500 million as compared to our previous guidance. We have re-prioritized our expected spend to reflect the current environment, while maintaining our commitment to seek excellence in compliance, environmental protection, and in looking after the safety, health and well-being of every life we touch. In addition, we broke ground on a new exclusive destination in Grand Bahama Port for our Carnival Cruise Line brand, which will be an important addition to our current existing private islands and unique port destinations which had 6 million visits from our guests in 2022.
Going forward, we are committed to using our expected cash provided by operating activities to strengthen the balance sheet over time and expect to be disciplined and rigorous in making newbuild decisions. We have just four larger ships on order through 2025, plus our second Seabourn luxury expedition ship to be delivered in 2023. This is our lowest order book in decades.
Overall, we remain focused on driving revenue growth and accelerating our return to strong profitability. We believe that over time, this revenue generation and our more focused capital expenditure profile will support significant free cash flow, and propel us on the path to deleveraging, investment grade credit ratings and higher return on invested capital. This has been a truly remarkable year and we have come a long way in an incredibly short amount of time. We look forward to continuing to deliver unforgettable happiness to our guests by providing extraordinary cruise vacations in 2023, while honoring the integrity of every ocean we sail, place we visit and life we touch.
Sincerely,
JOSH WEINSTEIN
President, Chief Executive Officer and Chief Climate Officer
February 28, 2023

i	INFORMATION ABOUT ATTENDING THE ANNUAL MEETINGS
iii	VOTING INFORMATION
iv	NOTICE OF 2023 ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS
vii	NOTICE OF 2023 ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS
1	PROXY SUMMARY
7	GOVERNANCE AND BOARD MATTERS
7	Proposals 1-11―Election or Re-Election of Directors
7	Governance
8	Nominations of Directors
10	2023 Nominees for Election or Re-Election to the Boards
16	Board and Committee Governance
26	Non-Executive Director Compensation
29	Related Person Transactions
31	SHARE OWNERSHIP
31	Share Ownership of Certain Beneficial Owners and Management
35	COMPENSATION
35	Proposal 12―Advisory (Non-Binding) Vote to Approve Executive Compensation
36	Proposal 13―Advisory (Non-Binding) Vote on How Frequently Shareholders Should Vote to Approve Compensation of the Named Executive Officers
37	Proposal 14―Advisory (Non-Binding) Vote to Approve the Carnival plc Directors’ Remuneration Report (other than the part containing the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report)
38	Proposal 15―To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report.
39	Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
72	Report of the Compensation Committees
72	Compensation Committee Interlocks and Insider Participation
73	Compensation Tables
80	Potential Payments Upon Termination or Change of Control
84	U.S. CEO Pay Ratio
85	AUDIT MATTERS
85	Proposal 16―Re-Appointment of the Independent Auditors of Carnival plc and Ratification of the Selection of Independent Registered Public Accounting Firm of Carnival Corporation
85	Proposal 17―Authorization to Determine the Remuneration of the Independent Auditors of Carnival plc
86	Report of the Audit Committees
88	Independent Registered Public Accounting Firm
89	OTHER PROPOSALS
89	Proposal 18―Receipt of Accounts and Reports of Carnival plc
90	Proposal 19―Approval of the Grant of Authority to Allot New Carnival plc Shares
90	Proposal 20―Approval of the Disapplication of Pre-Emption Rights Applicable to the Allotment of New Carnival plc Shares and Sale of Treasury Shares
93	Proposal 21―Approval of a General Authority to Buy Back Carnival plc Ordinary Shares
95	Proposal 22―Approval of the Amendment to the Carnival Corporation 2020 Stock Plan
106	QUESTIONS AND ANSWERS
106	Questions Applicable to All Shareholders
113	Questions Specific to Shareholders of Carnival Corporation
117	Questions Specific to Shareholders of Carnival plc
A-1	ANNEX A―CARNIVAL PLC DIRECTORS’ REPORT
B-1	ANNEX B―CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT (PART II)
C-1	ANNEX C―CARNIVAL PLC CORPORATE GOVERNANCE REPORT
D-1	ANNEX D―AMENDMENT OF THE CARNIVAL CORPORATION 2020 STOCK PLAN

Information about Attending the Annual Meetings
You are cordially invited to attend our Annual Meetings of Shareholders:
DATE	TIME	LOCATION
Friday, April 21, 2023	8:30 a.m. (EDT) The Carnival plc Annual General Meeting will begin first, followed by the Carnival Corporation Annual Meeting. Shareholders of each may attend both meetings.	Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178 United States
LIVE VIDEO BROADCAST

Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom, 1:30 p.m. (BST)
Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton. Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors in Florida, but will not be treated as, or considered to be, “in attendance” at the Annual Meetings.

Details regarding the matters to be voted on are contained in the attached Notices of Annual Meetings of Shareholders and Proxy Statement. Because of the dual listed company arrangement, all voting will take place on a poll (or ballot).
We continue to closely monitor the public health advisors and governmental regulations and guidelines relating to health and safety, including COVID-19. Please read the section “Safety and Security Measures” below for further details on how we plan to conduct the meetings to prioritize the safety and security of our employees, shareholders and other stakeholders.
The Boards will continue to monitor the situation closely and may need to make further adjustments to the “Safety and Security Measures,” including any additional restrictions or requirements for shareholders to attend. Shareholders planning to attend the meeting should therefore check the “Investor Relations” section of our website at www.carnivalcorp.com and www.carnivalplc.com for any updates, which will be posted at least one week prior to the Annual Meetings of Shareholders.
While we welcome the opportunity to engage with our shareholders in person at the Annual Meetings of Shareholders, we strongly encourage shareholders to follow public health advice before deciding whether to attend the meeting or not.
Your vote is important. We encourage you to vote as soon as possible to ensure your vote is recorded promptly, even if you plan to attend the Annual Meetings of Shareholders.

The Boards of Directors recommend that you vote in favor of Proposals 1 through 12 and 14 through 22 and, in the case of Proposal 13, that you vote in favor of holding a non-binding advisory vote every year to approve the compensation of our Named Executive Officers.
The Boards of Directors consider the approval of Proposals 1 through 12 and 14 through 22 (inclusive) and, in the case of Proposal 13, the approval of holding a non-binding advisory vote every year to approve the compensation of our Named Executive Officers to be in the best interests of Carnival Corporation and Carnival plc and their shareholders.

We are furnishing the proxy materials to shareholders on or about February 28, 2023
CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | i

Information about Attending the Annual Meetings

DIRECTIONS	MEETING ADMISSION REQUIREMENTS
For directions to the 2023 Annual Meetings of Shareholders, you may contact Investor Relations at:
Attendance at the Annual Meeting of Carnival Corporation Shareholders is limited to shareholders and their duly appointed proxies or corporate representatives. Each attendee will be asked to present valid government-issued picture identification, such as a driver’s license or passport.
Shareholders holding shares in brokerage accounts (“under a street name”) will need to bring a copy of a brokerage statement reflecting share ownership as of the record date (February 21, 2023).

Carnival Corporation & plc Attention: Investor Relations 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States
ir@carnival.com
SAFETY AND SECURITY MEASURES
Attendees will be required to comply with any federal, state and/or local government guidance in force on the day of the Annual Meetings of Shareholders relating to health and safety. You should not attend the Annual Meetings of Shareholders if you are experiencing any COVID-19 symptoms, are waiting on a COVID-19 test result, have tested positive within 10 days preceding the date of the Annual Meetings of Shareholders or you have come into close contact with someone who suspects they have COVID-19, is waiting for a COVID-19 test result, or has tested positive for COVID-19 within the 10 days preceding the date of the Annual Meetings of Shareholders.
Due to security measures, all bags will be subject to search, and all persons who attend the meeting will be subject to a metal detector and/or a hand wand search. We will be unable to admit anyone who does not comply with these safety and security procedures.
The Boards will continue to monitor the situation closely and may need to make further adjustments to the “Safety and Security Measures,” including any additional restrictions or requirements for shareholders to attend. Shareholders planning to attend the meeting should therefore check the “Investor Relations” section of our website at www.carnivalcorp.com and www.carnivalplc.com for any updates, which will be posted at least one week prior to the Annual Meetings of Shareholders.

ii | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Voting Information
YOUR VOTE IS IMPORTANT.
We encourage you to vote as soon as possible, even if you plan to attend the Annual Meetings of Shareholders.
ELIGIBILITY TO VOTE
All eligible shareholders may vote in person at the 2023 Annual Meetings of Shareholders. Please refer to details about how to vote in person in the “Question and Answers” section.
Carnival Corporation Shareholders	Carnival plc Shareholders
You are eligible to vote if you were a shareholder as of the close of business (EDT) on February 21, 2023.	You are eligible to vote if you are a shareholder as of 6:30 p.m. (BST) on April 19, 2023.

HOW TO VOTE
REGISTERED HOLDERS
To make sure your vote is counted, please cast your vote as soon as possible by one of the following methods:
Voting Method	Carnival Corporation Shareholders	Carnival plc Shareholders
Internet	www.proxyvote.com, 24/7	www.sharevote.co.uk, 24/7
Telephone	1-800-690-6903 (toll-free)	N/A
CREST	N/A	Using CREST electronic proxy appointment service (if you hold your shares through CREST)
Mobile Device	Scan the QR code	Scan the QR code
Mail	Complete and mail your signed form	Complete and mail your signed proxy form
At the Meeting	Attend the annual meeting and cast your ballot	Attend the annual meeting and cast your ballot
BENEFICIAL OWNERS (HOLDERS IN STREET NAME): your bank or broker will provide you with instructions on how to vote.
ENROLL FOR ELECTRONIC DELIVERY
We encourage shareholders to sign up to receive future proxy materials electronically. If you have not already enrolled, please consider doing so as it:
• is simple and convenient	• saves time and money	• is environmentally friendly
	Carnival Corporation Shareholders	Carnival plc Shareholders
Internet	www.investordelivery.com	www.shareview.co.uk
Mobile Device	Scan the QR code	Scan the QR code
CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | iii

Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States
Notice of 2023 Annual Meeting of Carnival Corporation Shareholders
We are pleased to invite you to attend Carnival Corporation’s 2023 Annual Meeting of Carnival Corporation Shareholders.
WHEN	WHERE	ELIGIBILITY TO VOTE AND RECORD DATE
Friday, April 21, 2023 8:30 a.m. (EDT)	Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178 United States
The Board of Directors set February 21, 2023 as the record date for the Annual Meeting of Carnival Corporation Shareholders. This means that our shareholders as of the close of business on that date are entitled to receive this notice of the meeting and vote their shares.

Items of Business			Board Recommendation	Page Reference
1-11	To elect or re-elect 11 Directors, each to serve as a Director of Carnival Corporation and as a Director of Carnival plc		FOR each director nominee	8
	1	To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	12
	2	To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	12
	3	To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	13
	4	To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	13
	5	To re-elect Jeffrey J. Gearhart as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	14
	6	To re-elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	14
	7	To elect Sara Mathew as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	15
	8	To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	16
	9	To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	17
	10	To elect Josh Weinstein as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	18
	11	To re-elect Randall Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	19
12	To hold a (non-binding) advisory vote to approve executive compensation.		FOR	40
13	To hold a (non-binding) advisory vote on how frequently shareholders should vote to approve compensation of the Named Executive Officers.		EVERY YEAR	41
iv | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Notice of 2023 Annual Meeting of Carnival Corporation Shareholders

Items of Business		Board Recommendation	Page Reference
14	To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (other than the part containing the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report) (in accordance with legal requirements applicable to UK companies).	FOR	42
15	To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report (in accordance with legal requirements applicable to UK companies).	FOR	43
16	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Carnival Corporation.	FOR	92
17	To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc (in accordance with legal requirements applicable to UK companies).	FOR	92
18	To receive the accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2022 (in accordance with legal requirements applicable to UK companies).	FOR	96
19	To approve the giving of authority for the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).	FOR	97
20	To approve the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc (in accordance with customary practice for UK companies).	FOR	97
21	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buyback programs).	FOR	100
22	To approve the Amendment of the Carnival Corporation 2020 Stock Plan.	FOR	102
23	To transact such other business as may properly come before the meeting.
How to Vote
Your vote is important. Please review the proxy materials for the 2023 Annual Meeting of Carnival Corporation Shareholders and follow the instructions.
	INTERNET	TELEPHONE	MOBILE DEVICE	MAIL	AT THE MEETING
Registered Holders	www.proxyvote.com 24/7	Call 1-800-690-6903 (toll-free)	Scan the QR code	Complete and mail your signed form in the postage-paid envelope	Attend the annual meeting and cast your ballot
Beneficial Owners (Holders in Street Name)	Follow the instructions provided by your broker, bank or other nominee			Return a properly executed voting instruction form by mail, depending upon the methods your broker, bank or other nominee makes available	To attend the annual meeting, you will need proof of ownership and a legal proxy from your broker, bank or other nominee
Deadline	11:59 p.m. Eastern Time on April 20, 2023, if you are a registered holder			If you are a beneficial owner, please refer to the information provided by your broker, bank or other nominee
CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | v

Notice of 2023 Annual Meeting of Carnival Corporation Shareholders

Meeting Admission Requirements
Attendance at the Annual Meeting of Carnival Corporation Shareholders is limited to shareholders and their duly appointed proxies or corporate representatives. Each attendee will be asked to present valid government-issued picture identification, such as a driver’s license or passport. Shareholders holding shares in brokerage accounts (“under a street name”) will need to bring a copy of a brokerage statement reflecting share ownership as of the record date (February 21, 2023). Additional requirements are included in the “Safety and Security Measures” section above.

Notice of Internet Availability
Carnival Corporation is continuing to take advantage of U.S. Securities and Exchange Commission (“SEC”) rules that allow it to deliver proxy materials over the Internet. Under these rules, Carnival Corporation is sending its shareholders a one-page notice regarding the Internet availability of proxy materials instead of a full set of proxy materials, unless they previously requested to receive printed copies. If you receive this one-page notice, you will not receive printed copies of the proxy materials unless you specifically request them. Instead, this notice tells you how to access and review on the Internet all of the important information contained in the proxy materials. This notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials. All Carnival Corporation shareholders are urged to follow the instructions in the notice and submit their votes using one of the voting methods described in the proxy materials. If you receive a printed copy of the proxy materials, the accompanying envelope for return of the proxy card requires no postage.
Any shareholder attending the Annual Meeting of Carnival Corporation Shareholders in Miami, Florida may personally vote on all matters that are considered, in which event any previously submitted proxy will be revoked.

On Behalf of the Board of Directors,
ARNALDO PEREZ Company Secretary January 27, 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETINGS TO BE HELD ON APRIL 21, 2023	The Notice of Annual Meetings of Shareholders, Proxy Statement and the Annual Report are available our websites at www.carnivalcorp.com and www.carnivalplc.com.
vi | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

(incorporated and registered in England and Wales under number 4039524)	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
Notice of 2023 Annual General Meeting of Carnival plc Shareholders
THIS NOTICE OF ANNUAL GENERAL MEETING IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to any aspect of the proposals referred to in this document or as to the action you should take, you should immediately consult your stockbroker, bank manager, solicitor, accountant or other independent financial advisor authorized under the UK Financial Services and Markets Act 2000.	If you have sold or otherwise transferred all your shares in Carnival plc, please send this document and the accompanying documents to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee.
NOTICE IS HEREBY GIVEN that an ANNUAL GENERAL MEETING of Carnival plc will be held:
WHEN	WHERE	ELIGIBILITY TO VOTE
Friday, April 21, 2023 8:30 a.m. (EDT)	Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178 United States
Carnival plc, pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, specifies that only those shareholders registered in the register of members of Carnival plc at 6:30 p.m. (BST) on April 19, 2023 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:30 p.m. (BST) on April 19, 2023 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

LIVE VIDEO BROADCAST

Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom, 1:30 p.m. (BST)
Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton. Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors in Florida, but will not be treated as, or considered to be, “in attendance” at the Annual Meetings.

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | vii

Notice of 2023 Annual General Meeting of Carnival plc Shareholders

The meeting will be held for the purpose of considering and, if thought fit, passing the resolutions described below:
Proposals	Vote Required
• Proposals 1 through 19 and Proposal 22 will be proposed as ordinary resolutions.	For ordinary resolutions, the required majority is more than 50% of the combined votes cast at this meeting and the Annual Meeting of Carnival Corporation Shareholders.
• Proposals 20 and 21 will be proposed as special resolutions.	For special resolutions, the required majority is not less than 75% of the combined votes cast at this meeting and the Annual Meeting Carnival Corporation Shareholders.
Proposals			Board Recommendation	Page Reference
1-11	ELECTION OR RE-ELECTION OF 11 DIRECTORS NAMED IN THIS PROXY STATEMENT To elect or re-elect 11 Directors, each to serve as a Director of Carnival Corporation and as a Director of Carnival plc		FOR each director nominee	8
	1	To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	12
	2	To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	12
	3	To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	13
	4	To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	13
	5	To re-elect Jeffrey J. Gearhart as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	14
	6	To re-elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	14
	7	To elect Sara Mathew as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	15
	8	To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	16
	9	To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	17
	10	To elect Josh Weinstein as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	18
	11	To re-elect Randall Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.	FOR	19
12- 13	EXECUTIVE COMPENSATION		FOR	40
	12	To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies).	FOR	40
	13	To hold a (non-binding) advisory vote on how frequently shareholders should vote to approve compensation of the Named Executive Officers (in accordance with legal requirements applicable to U.S. companies).	EVERY YEAR	41
14- 15	DIRECTORS’ REMUNERATION REPORT		FOR	42
	14	To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (other than the part containing the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report) (as set out in the annual report for the year ended November 30, 2022).	FOR	42
viii | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Notice of 2023 Annual General Meeting of Carnival plc Shareholders

Proposals			Board Recommendation	Page Reference
	15	To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report (as set out in the annual report for the year ended November 30, 2022).	FOR	43
16- 17	RE-APPOINTMENT AND REMUNERATION OF CARNIVAL PLC AUDITORS AND RATIFICATION OF CARNIVAL CORPORATION AUDITORS		FOR	92
	16	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Carnival Corporation.	FOR	92
	17	To authorize the Audit Committee of the Board of Directors of Carnival plc to determine the remuneration of the independent auditors of Carnival plc.	FOR	92
18	ACCOUNTS AND REPORTS To receive the accounts and the reports of the Directors and auditors of Carnival plc for the year ended November 30, 2022.		FOR	96
19
ALLOTMENT OF SHARES
THAT the Directors of Carnival plc be and they are hereby authorized to allot shares in Carnival plc and to grant rights to subscribe for or convert any security into shares in Carnival plc:
(a)
up to an aggregate nominal amount of  $102,995,305 (such amount to be reduced by the nominal amount allotted or granted under paragraph (b) below in excess of such sum); and

(b)
up to an aggregate nominal amount of  $205,990,610 (such amount to be reduced by any allotments or grants made under paragraph (a) above) in connection with an offer by way of a rights issue:

•
to ordinary shareholders in proportion (as nearly as may be practicable) to their holdings of ordinary shares on the record date for such allotment; and

•
to holders of other equity securities as required by the rights of those securities or as the Directors of Carnival plc otherwise consider necessary,

and so that the Directors of Carnival plc may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, such authorities to apply until the end of next year’s Carnival plc Annual General Meeting (or, if earlier, until the close of business on July 20, 2024) but, in each case, during this period Carnival plc may make offers and enter into agreements which would, or might, require shares to be allotted or rights to subscribe for or convert securities into shares to be granted after the authority expires and the Directors of Carnival plc may allot shares or grant rights to subscribe for or convert securities into shares under any such offer or agreement as if the authority had not expired.
			FOR	97
20
DISAPPLICATION OF PRE-EMPTION RIGHTS
THAT, subject to Proposal 19 passing, the Directors of Carnival plc be given power to allot equity securities (as defined in the UK Companies Act 2006 (the “Companies Act”)) for cash under the authority given by that resolution and/or to sell ordinary shares held by Carnival plc as treasury shares for cash as if Section 561 of the Companies Act did not apply to any such allotment or sale, such power to be limited:
(a)
to the allotment of equity securities and sale of treasury shares for cash in connection with an offer of, or invitation to apply for, equity securities (but in the case of the authority granted under paragraph (b) of Proposal 19, by way of a rights issue only):

•
to ordinary shareholders in proportion (as nearly as may be practicable) to their holdings of ordinary shares on the record date for such allotment or sale; and

			FOR	97
CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | ix

Notice of 2023 Annual General Meeting of Carnival plc Shareholders

Proposals		Board Recommendation	Page Reference

•
to holders of other equity securities, as required by the rights of those securities, or as the Directors of Carnival plc otherwise consider necessary,

and so that the Directors of Carnival plc may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter;

(b)
in the case of the authority granted under paragraph (a) of Proposal 19 and/or in the case of any sale of treasury shares for cash, to the allotment (otherwise than under paragraph (a) above) of equity securities or sale of treasury shares up to a nominal amount of $30,898,591; and

(c)
in the case of the authority granted under paragraph (a) of Proposal 19 and/or in the case of any sale of treasury shares for cash, to the allotment of equity securities or sale of treasury shares (otherwise than under paragraphs (a) or (b) above) up to a nominal amount equal to 2 percent of any allotment of equity securities or sale of treasury shares from time to time under paragraph (b) above, such authority to be used only for the purposes of making a follow-on offer which the Directors of Carnival plc determine to be of a kind contemplated by paragraph 3 of Section 2B of the Statement of Principles on Disapplying Pre-Emption Rights most recently published by the Pre-Emption Group prior to the date of this notice, such power to apply until the end of next year’s Annual General Meeting (or, if earlier, until the close of business on July 20, 2024) but, in each case, during this period Carnival plc may make offers, and enter into agreements, which would, or might, require equity securities to be allotted (and/or treasury shares to be sold) after the power expires and the Directors of Carnival plc may allot equity securities (and sell treasury shares) under any such offer or agreement as if the power had not expired.

21	GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES THAT Carnival plc be and is generally and unconditionally authorized to make market purchases (within the meaning of Section 693(4) of the Companies Act) of ordinary shares of $1.66 each in the capital of Carnival plc on such terms and in such manner as the Directors of Carnival plc may determine, subject to the following conditions: (a) the maximum number of ordinary shares authorized to be acquired is 18,613,610; (b) the minimum price (exclusive of expenses) which may be paid for an ordinary share is $1.66;	FOR	100

(c)
the maximum price which may be paid for an ordinary share is an amount (exclusive of expenses) equal to the higher of:

•
105% of the average middle market quotation for an ordinary share of Carnival plc, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and

•
the higher of the last independent trade and the highest current independent bid for an ordinary share on the trading service venue where the purchase is carried out; and

(d)
unless previously revoked or renewed, this authority shall expire at the end of next year’s Annual General Meeting (or, if earlier, at close of business on July 20, 2024), but during this period Carnival plc may make contracts to purchase ordinary shares that would or might be executed wholly or partly after the authority expires and Carnival plc may make purchase of ordinary shares under any such contract as if the authority had not expired.

22	AMENDMENT OF THE CARNIVAL CORPORATION 2020 STOCK PLAN To approve the Amendment of the Carnival Corporation 2020 Stock Plan.	FOR	102
x | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Notice of 2023 Annual General Meeting of Carnival plc Shareholders

There are 22 Proposals that require shareholder approval at the Annual General Meeting this year. The Directors unanimously recommend that you vote in favor of Proposals 1 through 12 and 14 through 22 (inclusive) and, in the case of Proposal 13, that you vote in favor of holding a non-binding advisory vote every year to approve the compensation of our Named Executive Officers.

The Directors encourage you to submit your vote using one of the voting methods described herein. Submitting your voting instructions by any of these methods will not affect your right to attend the meeting in person should you so choose.

Voting Arrangements for Carnival plc Shareholders
Your vote is important. Carnival plc shareholders can vote in any of the following three ways:
1.
by attending the Annual General Meeting and voting in person or, in the case of corporate shareholders, by corporate representatives;

2.
by appointing a proxy to attend and vote on their behalf, using the proxy form enclosed with this Notice of Annual General Meeting; or

3.
by voting electronically as described below.

VOTING IN PERSON

If you come to the Annual General Meeting, please bring the attendance card (attached to the enclosed proxy form) with you. This will mean you can register more quickly.
In order to attend and vote at the Annual General Meeting, a corporate shareholder may appoint one or more individuals to act as its representative. The appointment must comply with the requirements of Section 323 of the Companies Act. Each representative should bring evidence of their appointment, including any authority under which it is signed, to the meeting. If you are a corporation and are considering appointing a corporate representative to represent you and vote your shareholding in
Carnival plc at the Annual General Meeting, you are strongly encouraged to pre-register your corporate representative to make registration on the day of the meeting more efficient. In order to pre-register, please email your Letter of Representation to Carnival plc’s registrars, Equiniti Limited, at proxyvotes@equiniti.com.
Please note that each shareholder or their duly appointed proxies and corporate representatives will be required to comply with the “Meeting Admission Requirements” and “Safety and Security Measures” in the “Information about Attending the Annual Meetings” section preceding the Carnival plc Notice of Annual General Meeting.

VOTING BY PROXY

A shareholder entitled to attend and vote at the meeting is entitled to appoint a proxy to exercise all or any of their rights to attend, speak and vote in his or her stead. A proxy need not be a shareholder of Carnival plc. A shareholder may appoint more than one proxy provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. To appoint more than one proxy, please follow the notes contained in the proxy form. A person who is nominated to enjoy information rights in accordance with Section 146 of the Companies Act, but who is not a shareholder, is not entitled to appoint a proxy. Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton.

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | xi

Notice of 2023 Annual General Meeting of Carnival plc Shareholders

If you are a person nominated to enjoy information rights in accordance with Section 146 of the Companies Act you may have a right under an agreement between you and the member by whom you were nominated to be appointed, or to have someone else appointed, as a proxy for the meeting. If you have no such right, or you have such a right but do not wish to exercise it, you may have a right under such an agreement to give instructions to the member as to the exercise of voting rights.
To be effective, a duly completed proxy form and the authority (if any) under which it is signed, or a notarially certified copy of such authority, must be deposited (whether delivered personally or by post) at the offices of Carnival plc’s registrars as soon as possible and in any event no later than 1:30 p.m. (BST) on April 19, 2023.
Equiniti Limited Aspect House Spencer Road Lancing BN99 6DA United Kingdom
Alternatively, a proxy vote may be submitted via the Internet in accordance with the instructions set out on the proxy form.
In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which names stand on the register of shareholders of Carnival plc in respect of the relevant joint holding.
If you are a member of CREST, you may register the appointment of a proxy by using the CREST electronic proxy appointment service. In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual, which can be viewed at www.euroclear.com. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by the issuer’s agent (ID RA19) by the latest time(s) for receipt of proxy appointments specified in the Notice of Annual General Meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.
CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his or her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings. Carnival plc may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.
If you are an institutional investor, you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by Carnival plc and approved by the Registrar. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be lodged by 1:30 p.m. (BST) on April 19, 2023 in order to be considered valid. Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.

xii | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Notice of 2023 Annual General Meeting of Carnival plc Shareholders

VOTING ELECTRONICALLY

Shareholders are entitled to vote online at www.sharevote.co.uk. Shareholders voting electronically should vote as soon as possible, and in any event no later than 1:30 p.m. (BST) on April 19, 2023.
SHAREHOLDERS WHO ARE ENTITLED TO ATTEND OR VOTE

Carnival plc, pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, specifies that only those shareholders registered in the register of members of Carnival plc at 6:30 p.m. (BST) on April 19, 2023 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:30 p.m. (BST) on April 19, 2023 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

Asking Questions at the Meeting
Any shareholder attending the meeting has the right to ask questions. Carnival plc must cause to be answered any such question relating to the business being dealt with at the meeting, but no such answer need be given if:
•
to do so would interfere unduly with the preparation for the meeting or involve the disclosure of confidential information;

•
the answer has already been given on a website in the form of an answer to a question; or

•
it is undesirable in the interests of Carnival plc or the good order of the meeting that the question be answered.

Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors in Florida, but will not be treated as, or considered to be, “in attendance” at the Annual General Meeting.

Documents Available for Inspection
Copies of all service agreements (including letters of appointment) between each Director and Carnival plc will be available for inspection during normal business hours on any weekday (public holidays excluded) at the registered office of Carnival plc from the date of this notice until and including the date of the meeting and at the place of the meeting for at least 15 minutes prior to and during the meeting.

Rights Under Sections 338 and 338A
Under Sections 338 and 338A of the Companies Act, shareholders meeting the threshold requirements in those Sections have the right to require Carnival plc: (i) to give, to shareholders of Carnival plc entitled to receive notice of the meeting, notice of a resolution which may properly be moved and is intended to be moved at the meeting and/or (ii) to include in the business to be dealt with at the meeting any matter (other than a proposed resolution) which may be properly included in the business unless (a) (in the case of a resolution only) it would, if passed, be ineffective, (b) it is defamatory of any person, or (c) it is frivolous or vexatious. Such a request may be in hard copy form or in electronic form, must identify the resolution of which notice is to be given or the matter to be included in the business, must be authorized by the person or persons making it, must be received by Carnival plc not later than March 10, 2023, being the date six clear weeks before the meeting, and (in the case of a matter to be included in the business only) must be accompanied by a statement setting out the grounds for the request.

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | xiii

Notice of 2023 Annual General Meeting of Carnival plc Shareholders

Website Materials
This Proxy Statement and other information required by Section 311A of the Companies Act have been posted on our websites at www.carnivalcorp.com and www.carnivalplc.com.
You may not use any electronic address (within the meaning of Section 333 of the Companies Act) provided in this Proxy Statement (or in any related documents including the proxy form) to communicate with Carnival plc for any purposes other than those expressly stated.
Under Section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that Section have the right to require Carnival plc to publish on a website a statement setting out any matter relating to:
•
the audit of Carnival plc’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the Annual General Meeting; or

•
any circumstance connected with an auditor of Carnival plc ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with Section 437 of the Companies Act.

Carnival plc may not require the shareholders requesting any such website publication to pay its expenses in complying with Sections 527 or 528 of the Companies Act. Where Carnival plc is required to place a statement on a website under Section 527 of the Companies Act, it must forward the statement to Carnival plc’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the Annual General Meeting includes any statement that Carnival plc has been required under Section 527 of the Companies Act to publish on a website.

By Order of the Board of Directors,
ARNALDO PEREZ Company Secretary January 27, 2023
REGISTERED OFFICE
Carnival House | 100 Harbour Parade | Southampton SO15 1ST | United Kingdom
xiv | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider.
You should read the entire Proxy Statement carefully before voting.

Corporate Governance Highlights
Corporate Governance Best Practices

9 of our 11 Directors(1) are independent, including all members of the Audit, Compensation, Compliance, Health, Environmental, Safety and Security (“HESS”) and Nominating & Governance Committees

Presiding Director and Senior Independent Director, with defined responsibilities

4 of our 11 Directors(1) are female and one is ethnically diverse

Balance of new and experienced Directors

Majority voting for Directors in uncontested elections

Stock ownership guidelines for Directors and executives

Regular shareholder engagement

Annual Director self-evaluation and committee assessment to ensure Board effectiveness

All Directors attended over 75% of 2022 meetings

Regular executive sessions of independent Directors

Robust risk oversight

Board review of our financial performance, strategy and succession planning

Code of Business Conduct and Ethics

Commitment to corporate social responsibility and sustainability

(1)
Following the 2023 Annual Meetings of Shareholders.

Our governance documents are available at carnivalcorp.com/governance and carnivalplc.com/governance.
CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 1

Proxy Summary
Corporate Governance Highlights
OUR COMMITMENT TO COMPLIANCE, SUSTAINABILITY AND CORPORATE
SOCIAL RESPONSIBILITY

SUSTAINABILITY FOCUS AREAS

CARNIVAL CORPORATION & PLC
Sustainability

CLIMATE ACTION

We support the adaptation of alternative fuels and are testing new technologies as they become available. We are investing in new low-carbon or zero-carbon emission technologies, developing and installing advanced air quality systems and partnering with organizations and stakeholders to support our decarbonization efforts.

CIRCULAR ECONOMY

As the world shifts towards a circular economy model where materials flow around a 'closed loop' system, we are shifting how we work with our supply chain partners to reduce waste.

GOOD HEALTH & WELL-BEING

Our employees are at the heart of our operation, and we are working on expanding our well-being programs to support their physical and mental health, encourage social connectivity with family and friends and promoting a balanced lifestyle.

DIVERSITY, EQUITY & INCLUSION

Our success depends on the diversity, talent and dedication of our global employee base. We strive to provide an inclusive and supportive work environment with equal opportunities for professional growth throughout their career path.

SUSTAINABLE TOURISM

As we travel the world, we have the privilege to explore many cultures and environments. It is our collective responsibility to respect and help them maintain their culture, history and natural resources.

BIODIVERSITY & CONSERVATION

Our efforts are focused on implementing best practices across our operations, investing in programs that support biodiversity and conservation, working with our supply chain and partnering with the communities we visit to help maintain and improve their ecosystems.

AIDA · Carnival · Costa · CUNARD · Holland America Line · P&O AUSTRALIA · P&O CRUISES · PRINCESS · SEABOURN

PROTECTING THE ENVIRONMENT

We strive to be a company that people want to work for and to be an exemplary global corporate citizen. Our commitment and actions to keep our guests and crew members safe and well, protect the environment, develop and provide opportunities for our workforce, strengthen stakeholder relations and enhance both the communities where we work as well as the port communities that our ships visit, are reflective of our brands’ core values and vital to our success.
In 2021, we established goals for 2030 which incorporate six key focus areas listed below that align with elements of the United Nation’s Sustainable Development Goals and build on the momentum of our successful achievement of our 2020 sustainability goals: climate action; circular economy; good health and well-being; sustainable tourism; biodiversity and conservation; and diversity, equity and inclusion.
A key focus of our sustainability efforts is climate action, which includes our commitment to reduce carbon maritime scale battery technology and methanol powered fuel cells and working with classification societies and other stakeholders to assess lower carbon fuel options for cruise ships, which include methanol, bioLNG, eLNG, hydrogen, and biofuels. While alternative fuels may provide a path to decarbonization for the maritime industry, there are significant supply challenges that must be resolved before viability is reached. We are working with suppliers to encourage investment in a reliable supply infrastructure.
During 2022, we also announced the global rollout of Service Power Packages, a comprehensive set of technology upgrades, which will be implemented over the next several years across a portion of our fleet. The Service Power Package upgrades are part of our ongoing energy efficiency investment program and are expected to further improve energy savings and reduce fuel consumption. Upon completion, these upgrades are expected to deliver an average of 5-10% fuel savings per ship.

2 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Proxy Summary
Corporate Governance Highlights
PROTECTING THE ENVIRONMENT

emissions and our aspiration to achieve net carbon-neutral operations. We have made significant progress towards our 2030 carbon intensity reduction goals of 40% from a 2008 baseline, measured in both grams of CO2e per ALB-km and kilograms of CO2e per ALBD. During 2022, we updated the baseline year for both goals to 2019 from 2008. Both 2030 goals now require a 20% improvement from 2019. With the updated baseline year, we strengthened our 2030 goal measured in kilograms of CO2e per ALBD since the initial 2030 goal would only have required a further 15% reduction from 2019 levels. Our goal measured in grams of CO2e per ALB-km remains the same. In addition, this new baseline year helps us better communicate recent progress against our climate goals to our investors and stakeholders as well as modernize our disclosures in alignment with developing best practice and reporting standards.
In addition to our 2030 sustainability goals, we are committed to continuing our reduction of carbon emissions and have aspirations to achieve net carbon-neutral operations by 2050, well ahead of current International Maritime Organization (“IMO”) targets. While fossil fuels are currently the only viable option for our industry, we are closely monitoring technology developments and partnering with key organizations to help identify and scale new technologies not yet ready for the cruise industry. For example, we are piloting

In addition, we have five Air Lubrication Systems (“ALS”) currently operating in our fleet, we are currently installing ALS on six ships, and we are planning at least eight more installations. ALS cushion the flat bottom of a ship’s hull with air bubbles, which reduces the ship’s frictional resistance and the propulsive power required to drive the ship through the water, which is expected to generate approximately 5% savings in fuel consumption and reductions in carbon emissions on ALS equipped ships.
As part of our plan for carbon footprint reduction, we have 11 LNG powered cruise ships that are expected to join the fleet through 2025, including seven ships already in operation as of November 30, 2022. In total, these ships are expected to represent 20% of our total future capacity by summer 2025. All of our LNG ships also have the capability to run on conventional fuels. LNG is a fossil fuel and generates carbon emissions. Its direct CO2 emissions are lower than those of conventional fuels and it emits effectively zero sulfur oxides (only the sulfur in the pilot fuel is present), reducing nitrogen oxides by 85% and particulate matter by 95%-100%.
We pioneered the use of Advanced Air Quality Systems on board our ships to aid in the reduction of sulfur and lifecycle greenhouse gas emissions and are promoting the use of shore power.

PROMOTING DIVERSITY AND INCLUSION

We believe that diversity and inclusion issues, such as the attraction, retention, development and promotion of women and people of color, are not only important topics in corporations and boardrooms world-wide, but they are issues critically important to sustaining the success of our business. For years, we have partnered with organizations focused on improving the diversity and inclusiveness of workplaces and by extension, society in general. We strive to achieve greater performance through capturing the power of employee diversity across all elements such as race, ethnicity, age, gender and sexual orientation and identification.
Accordingly, Josh Weinstein, our President, Chief Executive Officer (“CEO”) and Chief Climate Officer, has committed to Catalyst’s “Catalyst CEO Champions for Change” initiative to support the advancement of women’s leadership and diversity in the workplace.

We are also a global partner of the International LGBTQ+ Travel Association (IGLTA), the world’s leading network of LGBTQ+ welcoming tourism businesses. Through our partnership, we will help promote equality and safety for LGBTQ+ tourism worldwide.
It is the policy of Carnival Corporation & plc that disabled persons should receive full and fair consideration for all job vacancies and promotions for which they are qualified applicants. It is the policy of Carnival Corporation & plc to seek to retain employees who become disabled while in their service whenever possible and to provide appropriate training and accommodations for disabled persons.
Training and career development are provided and encouraged for all employees, including disabled persons.

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 3

Proxy Summary
Corporate Governance Highlights
INVESTING IN OUR COMMUNITIES
Carnival Foundation is dedicated to creating positive change through empowering youth, enhancing education and strengthening families in the communities where we live and work. Carnival Foundation and the brands of Carnival Corporation & plc support a broad spectrum of organizations that positively impact thousands of youth and families each year through charitable giving, in-kind donations and volunteerism. Whether it is providing job training to the homeless, preserving and protecting the environment, furthering medical research or investing in our future through education and mentoring, the reach of Carnival Foundation is all-encompassing.
During times of crisis, Carnival Foundation works closely with national and international relief organizations, coordinating corporate and employee donations for emergencies, such as hurricanes in the U.S. and in the Caribbean.
Carnival Foundation’s contributions are spread to communities where the brands operate, but focus on organizations in South Florida, where Carnival Corporation is headquartered.
www.carnivalfoundation.com

CORPORATE AWARDS AND RECOGNITION

Carnival Corporation & plc was awarded a 2022 SABRE Award, one of the top public relations industry awards, for its international communications and reputation work tied to restarting guest cruise operations. The SABRE Awards—which honor the best communications campaigns from the North America, Latin America, Africa, South-East Asia, Europe, Middle East and Africa and the Asia-Pacific regions—attract more than 5,000 entries from more than 60 countries.

Carnival Corporation & plc was Recognized on Forbes’ annual listings of Worlds’ Best Employers of 2022 and Worlds’ Top Female-Friendly Companies of 2022 for the second consecutive year, and America’s Best Employers for
Diversity for the fourth consecutive year.

Carnival Corporation & plc was again recognized as one of the Best Companies for Latinos to Work in 2022 by Latino Leaders Magazine, the only national magazine fully dedicated to showcasing and promoting leadership in the Latino community in the U.S.

Carnival Corporation & plc earned a perfect score for the sixth consecutive year on the Human Rights Campaign Foundation’s 2022 Corporate Equality Index, designating us as a Best Place to Work for LGBTQ Equality for the fifth consecutive year.

Several of our brands earned top employer recognitions and honors for diversity, equity and inclusion, including awards for Best Employers in Germany (AIDA Cruises); Investment in People and Empowering Filipino Seafarers (Carnival Cruise Line); and Best Facilities for Guests with Disabilities (Holland America Line).

Several of our brands also earned recognitions for responsible and safe operations and community support, including awards for Best Service and Staff (Princess Cruises), Overall-Giving Back Initiative (Holland America Line) and Most Trusted Cruise Line (Carnival Cruise Line), along with achieving and maintaining the ISO 14001 Environmental Management System standard for over 15 consecutive years (Princess Cruises).

Additionally, CSMART Arison Maritime Training Center received the 2022 SAFETY4SEA Training Award for expanding its training portfolio to include an online and onboard curriculum and remote usage of its simulation technology.

4 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Proxy Summary
Executive Compensation Highlights
Executive Compensation Highlights
COMPENSATION POLICIES AND PRACTICES

What We Do	What We Don’t Do

Independent Compensation Committees that review and approve all compensation for our Named Executive Officers

Independent compensation consultant

Annual Say-on-Pay vote

Stock ownership guidelines for Directors and executive officers

Compensation Committees assess compensation practices to deter excessive risk-taking

Pay-for-performance philosophy

Mix of compensation which includes short-term cash and long-term equity-based compensation

Robust clawback policy

No guaranteed or unlimited incentive payouts in our annual bonus plan

No evergreen provisions in our equity plan

No short sales, short-term hedging or margin sales of our securities

No stock option repricing

No liberal share recycling of stock options or stock appreciation rights

No pension plans or supplemental deferred compensation or retirement plans for our Named Executive Officers

No single-trigger change in control equity vesting

No Section 280G gross-up payments in the event of change of control

PRINCIPAL COMPENSATION OBJECTIVES

We believe that our executive compensation program should be appropriately tailored to balance short-term and long-term compensation opportunities to enable Carnival Corporation and Carnival plc to meet short-term objectives while continuing to produce value for their shareholders over the long-term and supporting a strong focus on retention. Our executive compensation program is designed to:

Reward results and effective strategic leadership through the use of both short-term and long-term incentives, taking into account each executive’s performance, experience and responsibilities.	Align executive interests with those of our shareholders by making a substantial portion of compensation at risk and performance-based.	Remain competitive in the marketplace in order to attract, motivate and retain our talent that we believe is necessary to achieve our financial and strategic goals.
CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 5

Proxy Summary
Executive Compensation Highlights
TOTAL TARGET COMPENSATION MIX(1)
(1)
At-risk compensation includes the Annual Incentive Bonus that is subject to performance criteria and the Long-Term Equity Incentives that are subject to change in value based on share price movements during the vesting period.

SHAREHOLDER ENGAGEMENT

•
Carnival Corporation & plc has a long-standing shareholder outreach program and routinely interacts with shareholders on a number of matters, including executive compensation. The Compensation Committees consider all feedback received about executive compensation.

•
During the past year, as a supplement to our broader shareholder engagement program, we conducted extensive shareholder outreach to understand the factors that drove investors’ evaluation of and voting on our compensation program for Named Executive Officers, and to share and obtain feedback on the expected evolution of our program, including returning to our historical practice of utilizing quantitative performance criteria for fiscal 2022. We continue to seek and incorporate shareholder feedback in our compensation deliberations. See “Shareholder Engagement” in Compensation, Discussion and Analysis section (also Part I of the Carnival plc Directors’ Remuneration Report) for additional detail on our shareholder outreach program, efforts in fiscal 2022 and outcome.

•
The Compensation Committees have implemented our quantitative and performance-based incentive program in both 2022 and 2023 in a manner consistent with the feedback received from shareholders as part of our engagement program and will continue to consider results from the annual shareholder advisory votes, including the next vote in April 2023, as well as other shareholder input, when reviewing executive compensation programs and policies.

6 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Governance and Board Matters
Governance
We are committed to governance policies and practices so that shareholder and other stakeholder interests are represented in a thoughtful and independent manner. Sound principles of corporate governance are critical to obtaining and retaining the trust of investors. They are also vital in securing respect from other key stakeholders and interested parties, including our workforce, guests and suppliers, the communities in which we conduct business, government officials and the public-at-large. We believe that our governance framework contributes to the delivery of our corporate strategy in a number of ways. The Boards and our Board Committees support our senior management in the development, refinement and execution of our corporate strategy by providing independent oversight and valuable input based on their wealth of knowledge and experience in their areas of expertise. The Boards also oversee our risk review and assessment processes, while our Board Committees provide oversight over risks within their area of remit, all of which are incorporated into our strategic planning.
Carnival Corporation and Carnival plc operate under a dual listed company (“DLC”) arrangement with primary stock listings in the United States (“U.S.”) and the United Kingdom (“UK”). Accordingly, we implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. While there are customs or practices that differ between the two countries, we believe our corporate governance framework effectively addresses the corporate governance requirements of both the U.S. and the UK.
Our corporate governance principles are set forth in our Corporate Governance Guidelines and the charters of our Board Committees. The actions described in these documents, which the Boards have reviewed and approved, implement applicable requirements, including the New York Stock Exchange listing requirements and, to the extent practicable, the UK Corporate Governance Code published by the UK Financial Reporting Council in July 2018 (the “UK Corporate Governance Code”), as well our own vision of good governance.
We will continue to monitor governance developments in the U.S. and the UK to ensure a vigorous and effective corporate governance framework of the highest international standards.
Our Corporate Governance Guidelines, copies of the charters of our Board Committees and our organizational documents are available under the “Governance” section of our website at www.carnivalcorp.com and www.carnivalplc.com.
The Boards are elected by the shareholders to exercise business judgment to act in what they reasonably believe to be in the best interests of Carnival Corporation & plc and its shareholders. The Boards select and oversee the members of senior management, who are charged by the Boards with conducting the business of Carnival Corporation & plc.

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 7

Corporate Governance and Board Matters
Nominations of Directors
Nominations of Directors
Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate Board of Directors, each of which in turn has its own Nominating & Governance Committee. As the DLC arrangement requires that there be identical Boards of Directors, the Nominating & Governance Committees make one set of determinations in relation to both companies.
The Nominating & Governance Committees, which are made up of independent Directors, actively seek individuals qualified to become Board members and recommend to the Boards the nominees to stand for election as Directors at the Annual Meetings of Shareholders or, if applicable, at a Special Meeting of Shareholders.
When nominating candidates for the Boards of Directors, including incumbent Directors eligible for re-nomination, regardless of the source of the nomination, the Nominating & Governance Committees will consider, in accordance with their charter, such factors as they deem appropriate, including, but not limited to:
•
the candidate’s judgment;

•
the candidate’s skill;

•
contributions to the Boards of Directors (with respect to incumbent Directors);

•
diversity considerations;

•
the candidate’s experience with business and other organizations of comparable size;

•
the interplay of the candidate’s experience with the experience of other members of the Boards; and

•
the extent to which the candidate would be a desirable addition to the Boards and any Committees of the Boards.

All candidates for nomination or re-nomination, including incumbent Directors, have to disclose their other significant commitments and provide confirmation to the Nominating & Governance Committees that they have sufficient time available to fulfill the obligations of the office. The Nominating & Governance Committees provides such disclosure and confirmation to the Boards for their consideration prior to the nomination or re-nomination of a candidate.
Our Corporate Governance Guidelines state our approach and policy on Director diversity, which is that diversity should be considered by the Nominating & Governance Committees in the Director identification and nomination process. In practical terms, this means that the Nominating & Governance Committees seek nominees who bring a variety of business backgrounds, experiences and perspectives to the Boards. Consistent with our strategy and overall policy of promoting diversity and inclusion, the objective of the Boards’ approach to diversity is that the backgrounds and qualifications of the Directors, considered as a group, should provide a broad diversity of experience, professions, skills, geographic representations, knowledge and abilities, as well as race, ethnicity, age, gender and sexual orientation and identification, that will allow the Boards to fulfill their responsibilities. The Nominating & Governance Committees assess the effectiveness of this approach as part of the annual evaluations of our Boards of Directors.
The Boards also have a goal of having at least 33% women on the Boards. This goal will be met following the Annual Meetings of Shareholders (assuming the election or re-election of all nominees to the Boards), after which we will have 36% women on the Boards (being four of 11 members).

8 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Corporate Governance and Board Matters
Nominations of Directors
BOARD REFRESHMENT

We have added six new Directors to our Boards since 2016, including three women.
Assuming the election or re-election of all nominees to the Boards, following the Annual Meetings of Shareholders, 36% of the members of the Boards will be women (being four of 11 members) and one Director will be ethnically diverse.
The Boards currently meet the Parker Review recommendation of having at least one ethnic minority Director.
The Nominating & Governance Committees also use their best efforts to ensure that the composition of the Boards adheres to the independence requirements applicable to companies listed for trading on the New York Stock Exchange and the London Stock Exchange. The Nominating & Governance Committees and the Boards utilize the same criteria for evaluating candidates regardless of the source of the referral. Other than the foregoing, there are no stated minimum criteria for Director nominees.
The Nominating & Governance Committees identify nominees by first evaluating the current members of the Boards willing to continue in service. As part of Director succession planning, current members of the Boards with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Boards with that of obtaining a new perspective. If any member of the Boards does not wish to continue in service or if the Nominating & Governance Committees or the Boards decide not to re-nominate a member for re-election, the Nominating & Governance Committees identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating & Governance Committees and the Boards are polled for suggestions as to individuals meeting the criteria of the Nominating & Governance Committees. The Nominating & Governance Committees may consider candidates proposed by management but are not required to do so. The Nominating & Governance Committees generally use third-party search firms to identify and attract potential nominees.

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 9

Corporate Governance and Board Matters
2023 Nominees for Election or Re-Election to the Boards
2023 Nominees for Election or Re-Election to the Boards
The DLC arrangement requires the Boards of Carnival Corporation and Carnival plc to be identical. Shareholders are required to approve the election or re-election of Directors to each Board. There are 11 nominees for election or re-election to each Board of Directors. Each nominee currently serves as a Director of both companies, and each nominee is standing for re-election, except for Ms. Mathew, who was nominated to serve as a Director by the Nominating & Governance Committees and appointed by the Boards of Directors after an extensive selection process involving a third-party search firm, and Mr. Weinstein, who is our President, CEO and Chief Climate Officer. All Board nominees are to be elected or re-elected to serve until the next Annual Meetings of Shareholders or until their successors are elected.
All of the nominees have indicated that they will be willing and able to serve as Directors.
With respect to each Board nominee set forth below, the information presented includes such person’s age, the year in which such person first became a Director, any other position held with Carnival Corporation and Carnival plc (including Board Committee memberships effective February 1, 2023), such person’s principal occupations during at least the past five years, any directorships held by such nominee in public or certain other companies over the past five years, the nominee’s qualifications, including particular areas of expertise, to serve as a
Director and the reasons why their contributions are, and continue to be, important to our long-term sustainable success.
In fiscal 2022, the Nominating & Governance Committees and the Boards conducted performance evaluations of the Boards, the Boards’ Committees and the members of our Boards of Directors. The Nominating & Governance Committees engaged a third-party governance expert to perform an assessment of the effectiveness of the Boards. The third-party governance expert interviewed each Director and members of senior management who interact substantially with the Boards, reviewed the results of the assessment with the Senior Independent Director, and then presented the results of the assessment as well as recommendations to the full Boards, including our Chair. In addition to the external evaluation, the Nominating & Governance Committees reviewed the individual performance of each member of the Boards of Directors focusing on his or her contribution to Carnival Corporation and Carnival plc and also discussed and reviewed with Non-Executive Directors any significant time commitments they have with other companies or organizations. The Nominating & Governance Committees reported the results of their review to the Boards. The Boards determined that each nominee was an effective and committed member of the Boards and the Board Committees on which each serves.

Accordingly, the Boards of Directors unanimously recommend a vote FOR the election or re-election of each of the following Director nominees.
10 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Corporate Governance and Board Matters
2023 Nominees for Election or Re-Election to the Boards
MICKY ARISON

AGE 73
Carnival Corporation Director since 1987
Chair of the Board of Carnival Corporation since 1990
Carnival plc Director since 2003
Chair of the Board of Carnival plc since 2003
COMMITTEES • None

KEY EXPERIENCE AND QUALIFICATIONS
Mr. Arison’s qualifications to serve on the Boards include his decades of leadership experience with Carnival Corporation & plc, as well as in-depth knowledge of our business, our history and the cruise industry, all gained through more than 50 years of service with our companies.
CAREER HIGHLIGHTS
•
Carnival Corporation & plc

◦
Chair of the Board of Directors, Carnival Corporation (1990 to present)

◦
Chair of the Board of Directors, Carnival plc (2003 to present)

◦
CEO, Carnival Corporation (formerly known as Carnival Cruise Lines) (1979 to 2013)

◦
CEO, Carnival plc (2003 to 2013)

OTHER PUBLIC COMPANY BOARDS
•
None

SIR JONATHON BAND

AGE 73
INDEPENDENT Carnival Corporation Director since 2010
INDEPENDENT Carnival plc Director since 2010
COMMITTEES • Compliance • HESS • Nominating & Governance

KEY EXPERIENCE AND QUALIFICATIONS
Sir Jonathon Band’s qualifications to serve on the Boards include his extensive experience in maritime and security matters gained through his 42 years of service with the British Navy. He also brings an international perspective of company and industry matters.
CAREER HIGHLIGHTS
•
The British Navy

◦
First Sea Lord and Chief of Naval Staff, the most senior officer position in the British Navy (2006 to 2009, when he retired)

◦
Admiral and Commander-in-Chief Fleet (2002 to 2006)

◦
Served as a naval officer in increasing positions of authority (1967 to 2002)

OTHER PUBLIC COMPANY BOARDS
•
Harland & Wolff Group Holdings plc (August 2021 to present)

PRIOR COMPANY BOARDS
•
Survitec Group (2015 to 2019)

•
Lockheed Martin UK Limited (2010 to 2015)

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 11

Corporate Governance and Board Matters
2023 Nominees for Election or Re-Election to the Boards
JASON GLEN CAHILLY

AGE 52
INDEPENDENT Carnival Corporation Director since 2017
INDEPENDENT Carnival plc Director since 2017
COMMITTEES • Audit • Compensation (effective February 1, 2023)

KEY EXPERIENCE AND QUALIFICATIONS
Mr. Cahilly’s qualifications to serve on the Boards include his more than 25 years’ experience in the global media, entertainment, sports, technology, leisure, communications and finance sectors in a variety of senior leadership roles.
CAREER HIGHLIGHTS
•
Dragon Group LLC and its affiliates, a private firm that provides capital and business management consulting and advisory services worldwide

◦
Chief Executive Officer (2017 to present)

•
The National Basketball Association, a North American professional basketball league

◦
Chief Strategic & Financial Officer (2013 to 2017)

•
Goldman Sachs & Co., a global investment banking, securities and investment management firm

◦
Partner; Global Co-Head of Media and Telecommunications; Head of Principal Investing for Technology, Media & Telecommunications (TMT); Co-Head of TMT Americas Financing Group; and other roles of increasing responsibility (2000 to 2012)

OTHER PUBLIC COMPANY BOARDS
•
Corsair Gaming, Inc. (2020 to present)

PRIOR COMPANY BOARDS
•
NBA China (2013-2017)

HELEN DEEBLE

AGE 61
INDEPENDENT Carnival Corporation Director since 2016
INDEPENDENT Carnival plc Director since 2016
COMMITTEES • Compensation • HESS

KEY EXPERIENCE AND QUALIFICATIONS
Ms. Deeble’s qualifications to serve on the Boards include her more than 30 years’ experience in retail, transport, logistics and leisure sectors in finance and general management roles, including significant maritime operational and commercial experience gained through her service as the Chief Executive Officer of a passenger shipping organization. She is also a UK Chartered Accountant.
CAREER HIGHLIGHTS
•
P&O Ferries Division Holdings Ltd., a pan-European shipping and logistics business

◦
Chief Executive Officer (2006 to 2017)

◦
Chief Operating Officer (2004 to 2006)

◦
Chief Financial Officer (1998 to 2003)

•
UK Chamber of Shipping, the UK shipping industry trade association

◦
VP and President (2011 to 2013)

•
Awarded Commander of the Order of the British Empire for services to shipping (2013)

•
Stena Line UK, a European passenger and freight operator

◦
Senior finance roles including Chief Financial Officer (1993 to 1998)

OTHER PUBLIC COMPANY BOARDS
•
Non-Executive Director, CMO Group PLC (July 2021 to present)

OTHER CURRENT ENGAGEMENTS
•
Member of the Supervisory Board, the UK Chamber of Shipping

PRIOR COMPANY BOARDS
•
Non-Executive Director, the Port of London Authority (2014 to 2020)

12 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Corporate Governance and Board Matters
2023 Nominees for Election or Re-Election to the Boards
JEFFREY J. GEARHART

AGE 58
INDEPENDENT Carnival Corporation Director since 2020
INDEPENDENT Carnival plc Director since 2020
COMMITTEES • Compliance (Chair effective February 1, 2023) • HESS

KEY EXPERIENCE AND QUALIFICATIONS
Mr. Gearhart’s qualifications to serve on the Boards include his experience as a lawyer and his leadership experience as general counsel at a global retail company, along with his expertise from having responsibility for global legal, compliance, ethics and security and investigative functions.
CAREER HIGHLIGHTS
•
Walmart, Inc., a global retailer

◦
Executive Vice President, Global Governance and Corporate Secretary, responsible for oversight of Walmart Inc.’s global legal, compliance, ethics and security and investigation functions, among others (2012 to 2018)

◦
Executive Vice President, General Counsel and Corporate Secretary (2010 to 2012)

◦
Executive Vice President, General Counsel (2009 to 2010)

◦
Senior Vice President and Deputy General Counsel (2007 to 2009)

◦
Vice President and General Counsel, Corporate Division (2003 to 2007)

•
Kutak Rock LLP, a national law firm

◦
Partner, Corporate Securities and Mergers and Acquisitions (1998-2003)

OTHER PUBLIC COMPANY BOARDS
•
Bank OZK (2018 to present)

KATIE LAHEY

AGE 72
INDEPENDENT Carnival Corporation Director since 2019
INDEPENDENT Carnival plc Director since 2019
COMMITTEES • HESS • Nominating & Governance (effective February 1, 2023)

KEY EXPERIENCE AND QUALIFICATIONS
Ms. Lahey’s qualifications to serve on the Boards include her more than 30 years’ experience in the tourism, talent sourcing, cultural transformation, governmental, retail and the arts sectors in a variety of leadership roles, including within the cruise industry.
CAREER HIGHLIGHTS
•
Korn Ferry Australasia, a leadership and talent firm

◦
Non-Executive Chair (February to October 2019)

◦
Executive Chair (2011 to 2019)

•
The Tourism and Transport Forum Australia, a tourism and transportation industry group

◦
Chair (2015 to 2018)

•
Carnival Australia, a division of Carnival plc

◦
Executive Chair (2006 to 2013)

INDUSTRY RECOGNITION
•
Member of the Order of Australia, for her significant services to business and commerce and the arts (2013)

•
Awarded a Centenary Medal, for her contributions to Australian society in the area of business leadership (2003)

OTHER PUBLIC COMPANY BOARDS
•
None

PRIOR PUBLIC COMPANY BOARDS
•
Non-Executive Director, The Star Entertainment Group Limited (2012 to December 2022)

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 13

Corporate Governance and Board Matters
2023 Nominees for Election or Re-Election to the Boards
SARA MATHEW

AGE 67
INDEPENDENT Carnival Corporation Director since November 2022
INDEPENDENT Carnival plc Director since November 2022
COMMITTEES • Audit

KEY EXPERIENCE AND QUALIFICATIONS
Ms. Mathew’s qualifications to serve on the Boards include her more than two decades of leadership experience as a senior executive with significant strategic and operational expertise to drive transformative growth at large international companies as well as deep background in finance, accounting, technology and innovation.
CAREER HIGHLIGHTS
•
Dun & Bradstreet Corporation, a commercial data analytics company

◦
Chair, President and Chief Executive Officer (2010 to 2013)

◦
President and Chief Operating Officer (2007 to 2010)

◦
Chief Financial Officer (2001 to 2007)

•
The Proctor & Gamble Company, a consumer goods company

◦
Division Chief Financial Officer — Baby Care; Regional Vice President — Finance, ASEAN; Comptroller; Assistant Treasurer; and other roles of increasing responsibility (1983 to 2001)

OTHER PUBLIC COMPANY BOARDS
•
Dropbox Inc. (2021 to present)

•
State Street Corporation (2018 to present)

•
Federal Home Loan Mortgage Corporation (Freddie Mac) (2013 to present)

PRIOR PUBLIC COMPANY BOARDS
•
XOS Inc. (and predecessor NextGen Acquisition Corporation) (2020 to October 2022)

•
Reckitt Beckiser Group plc (2019 to May 2022)

•
Shire plc (2015 to 2019)

•
Campbell Soup Co. (2005 to 2019)

STUART SUBOTNICK

AGE 81
INDEPENDENT Carnival Corporation Director since 1987
INDEPENDENT Carnival plc Director since 2003
COMMITTEES • Audit • Compliance • Nominating & Governance

KEY EXPERIENCE AND QUALIFICATIONS
Mr. Subotnick’s qualifications to serve on the Boards include his significant experience in financing, investing and general business matters, as well as his past Board experience with us, which are important to the Boards when reviewing our investor relations, assessing potential financings and strategies, and otherwise evaluating our business decisions.
CAREER HIGHLIGHTS
•
Metromedia Company, a privately held diversified Delaware general partnership

◦
President and Chief Executive Officer (2010 to present)

◦
General Partner and Executive Vice President (1986 to 2010)

OTHER PUBLIC COMPANY BOARDS
•
None

PRIOR PUBLIC COMPANY BOARDS
•
AboveNet, Inc. (1997 to 2012)

14 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Corporate Governance and Board Matters
2023 Nominees for Election or Re-Election to the Boards
LAURA WEIL

AGE 66
INDEPENDENT Carnival Corporation Director since 2007
INDEPENDENT Carnival plc Director since 2007
COMMITTEES • Audit (Chair effective February 1, 2023) • Compensation • Compliance

KEY EXPERIENCE AND QUALIFICATIONS
Ms. Weil’s qualifications to serve on the Boards include her extensive financial, strategic information technology and operating skills developed over many years as an investment banker and senior financial operating executive. Ms. Weil also brings significant experience in global digital transformation and consumer strategies from her leadership experience with multi-billion dollar New York Stock Exchange-listed retailers.
CAREER HIGHLIGHTS
•
Village Lane Advisory LLC, which specializes in providing executive and strategic consulting services to retailers as well as private equity firms

◦
Founder and Managing Partner (2015 to present)

•
New York & Company, Inc., a women’s apparel and accessories retailer

◦
Executive Vice President and Chief Operating Officer (2012 to 2014)

•
Ashley Stewart LLC, a privately held retailer

◦
Chief Executive Officer (2010 to 2011)

•
Urban Brands, Inc., a privately held apparel retailer

◦
Chief Executive Officer (2009 to 2010)

•
AnnTaylor Stores Corporation, a women’s apparel company

◦
Chief Operating Officer and Senior Executive Vice President (2005 to 2006)

•
American Eagle Outfitters, Inc., a global apparel retailer

◦
Chief Financial Officer and Executive Vice President (1995 to 2005)

OTHER PUBLIC COMPANY BOARDS
•
Global Fashion Group, S.A. (2019 to present)

•
Pearl Holdings Acquisition Corp. (December 2021 to present)

PRIOR PUBLIC COMPANY BOARDS
•
Christopher & Banks Corporation (2016 to 2019)

JOSH WEINSTEIN

AGE 48
Carnival Corporation Director since August 2022
Carnival plc Director since August 2022
COMMITTEES • None

KEY EXPERIENCE AND QUALIFICATIONS
Mr. Weinstein’s qualifications to serve on the Boards include his 20-year track record of management and strategic leadership in several critical senior-level roles at Carnival Corporation & plc, experience in strategy, operations, finance and legal and extensive knowledge of our business and the cruise industry.
CAREER HIGHLIGHTS
•
Carnival Corporation & plc

◦
President, CEO and Chief Climate Officer (August 2022 to present)

◦
Chief Operations Officer (2020 to July 2022)

◦
President, Carnival UK (2017 to 2020)

◦
Treasurer (2007 to 2017)

◦
Assistant General Counsel (2003 to 2007)

◦
Associate General Counsel (2002 to 2003)

OTHER PUBLIC COMPANY BOARDS
•
None

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 15

Corporate Governance and Board Matters
Board and Committee Governance
RANDALL WEISENBURGER

AGE 64
INDEPENDENT Carnival Corporation Director since 2009
INDEPENDENT Carnival plc Director since 2009
Presiding Director and Senior Independent Director
COMMITTEES • Compensation • Compliance • HESS • Nominating & Governance

KEY EXPERIENCE AND QUALIFICATIONS
Mr. Weisenburger’s qualifications to serve on the Boards include his broad leadership and operational skills gained as a senior executive of a large multi-national corporation and his extensive financial and accounting skills acquired as an investment banker and senior financial operating executive. He also has broad experience in corporate governance, having served as a director, past and present, of a number of other publicly-traded companies.
CAREER HIGHLIGHTS
•
Mile 26 Capital LLC, a private investment firm

◦
Managing Member (2014 to present)

•
Omnicom Group Inc., a Fortune 250 global advertising, marketing and corporate communications company

◦
Executive Vice President and Chief Financial Officer (1998 to 2014)

OTHER PUBLIC COMPANY BOARDS
•
Corsair Gaming, Inc. (2020 to present)

•
MP Materials Corp (2020 to present)

•
Valero Energy Corporation (2011 to present)

Board and Committee Governance
BOARD MEETINGS

During the year ended November 30, 2022, the Board of Directors of each of Carnival Corporation and Carnival plc held a total of 11 meetings. Each Carnival Corporation Director and each Carnival plc Director attended either telephonically or in person at least 75% of all Carnival Corporation & plc Boards of Directors meetings and applicable Board Committee meetings held during the period that he or she served in fiscal 2022. All Directors then serving attended the 2022 Annual Meetings of Shareholders. As set forth in our Corporate Governance Guidelines, the Boards of Directors expect that all Directors will attend the Annual Meetings of Shareholders.

16 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Corporate Governance and Board Matters
Board and Committee Governance
BOARD LEADERSHIP STRUCTURE

Our Boards of Directors are led by our executive Chair, Mr. Arison. The CEO position is currently separate from the Chair. The Boards maintain the flexibility to determine whether the roles of Chair and CEO should be combined or separated, based on what they believe is in the best interests of Carnival Corporation & plc at a given point in time. We believe that the separation of the Chair and CEO positions is an appropriate corporate governance practice for us at this time, and that having Mr. Arison as our executive Chair enables Carnival Corporation & plc and the Boards to continue to benefit from Mr. Arison’s skills and expertise, including his extensive knowledge of our business.
Our Non-Executive Directors, all of whom are independent, meet privately in executive session at least quarterly. The Presiding Director leads those meetings and also acts as the Senior Independent Director under the UK Corporate Governance Code. In addition, the Presiding Director serves as the principal liaison to the Non-Executive Directors, reviews and approves meeting agendas for the Boards and reviews meeting schedules. Our Non-Executive Directors, acting in executive session, elected Randall Weisenburger as the Presiding Director and Senior Independent Director. Mr. Weisenburger brought to those roles significant board leadership experience, including as the Chair of our Compensation Committees, familiarity with our Board processes and company structures as a seasoned member of several of our Board committees, and extensive skills and experience gained as a senior executive of a large multi-national corporation and a director (current and former) of other public and private companies.
The structure of our Boards facilitates the continued strong communication and coordination between management and the Boards and enables the Boards to fulfill their risk oversight responsibilities, as further described below.

BOARD COMMITTEES

The Boards delegate various responsibilities and authority to different Board Committees. The Board Committees regularly report on their activities and actions to the full Boards. The Board of Directors of each of Carnival Corporation and Carnival plc has established standing Board Committees, which are each comprised of the same Directors for each company, as follows:

Audit	HESS
Compensation	Nominating & Governance (“N&G”)
Compliance
In July 2022, the Boards dissolved the Executive Committees as the Executive Committees rarely acted and therefore were no longer deemed necessary.
Each Board Committee periodically reviews its charter in light of new developments in applicable regulations and may make additional recommendations to the Boards to reflect evolving best practices.
Committee charters are available at:
www.carnivalcorp.com/governance/committee-charters and www.carnivalplc.com/governance/
committee-charters.
Each Board Committee can engage outside experts, advisors and counsel to assist the Board Committee in its work.

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 17

Corporate Governance and Board Matters
Board and Committee Governance
As of February 1, 2023, the Board Committee members will be as follows:
Carnival Corporation & plc Board Committees
Name	Independent	Audit	Compensation	Compliance	HESS	N&G
Micky Arison
Sir Jonathon Band
Jason Glen Cahilly
Helen Deeble
Jeffrey J. Gearhart
Richard J. Glasier(1)
Katie Lahey
Sara Mathew
Sir John Parker(1)
Stuart Subotnick
Laura Weil
Josh Weinstein
Randall Weisenburger
Committee Chair	Committee Member	Executive Chair	Presiding Director and Senior Independent Director	Audit Committee financial expert

(1)
Richard J. Glasier and Sir John Parker have decided not to seek re-election and will retire from the Boards and their Committees with effect from the conclusion of the 2023 Annual Meetings of Shareholders, at which time the size of the Boards of Directors will be reduced to 11 members.

18 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Corporate Governance and Board Matters
Board and Committee Governance
AUDIT COMMITTEES
MEMBERS
• Laura Weil, Chair (effective February 1, 2023) • Richard J. Glasier, Chair (until January 31, 2023)(1) • Jason Glen Cahilly • Sara Mathew • Stuart Subotnick

QUALIFICATIONS
•
The Board of Directors of Carnival Corporation has determined that each member of the Audit Committees is both “independent” and an “audit committee financial expert,” as defined by SEC rules.

•
In addition, the Board of Directors of Carnival plc has determined that each member of the Audit Committees is “independent” and had “recent and relevant financial experience” for the purposes of the UK Corporate Governance Code.

•
The Boards determined that each member of the Audit Committees has sufficient knowledge in reading and understanding our financial statements to serve on the Audit Committees.

FY2022 MEETINGS: 11

KEY RESPONSIBILITIES
The Audit Committees assist the Boards in their general oversight of:
•
integrity of our financial statements;

•
our compliance with legal and regulatory requirements (other than health, environmental, safety and security matters and compliance matters addressed by the Compliance Committees);

•
performance of our internal audit functions, including fraud investigations, internal controls and process efficiencies;

•
independent auditors’ qualifications, independence and performance; and

•
risk management related to financial, information technology (including cybersecurity and data privacy) and non-HESS related operational risks, as well as monitoring changes to and compliance with related legal and regulatory requirements.

The Audit Committees are also responsible for the appointment, retention, compensation and oversight of the work of our independent auditors and our independent registered public accounting firm.
FOR ADDITIONAL INFORMATION
The responsibilities and activities of the Audit Committees are described in detail in “Report of the Audit Committees” and the Audit Committees’ charter.

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 19

Corporate Governance and Board Matters
Board and Committee Governance
COMPENSATION COMMITTEES
MEMBERS
• Randall Weisenburger, Chair • Jason Glen Cahilly (effective February 1, 2023) • Helen Deeble • Richard J. Glasier(1) • Laura Weil
QUALIFICATIONS • The Boards of Directors have determined that each member of the Compensation Committees is independent.

FY2022 MEETINGS: 6

KEY RESPONSIBILITIES
The Compensation Committees have authority for:
•
reviewing and determining salaries, performance-based incentives and other matters related to the compensation of our executive officers and executive Directors; and

•
overseeing the administration of our stock incentive plans, including reviewing and granting equity-based grants to our executive officers and other employees, and our employee stock purchase plans.

The Compensation Committees also review and determine various other compensation policies and matters, including:
•
making recommendations to the Boards with respect to the compensation of the Non-Executive (non-employee) Directors, incentive compensation and equity-based plans generally; and

•
oversee assessment of whether there are material risks associated with our executive compensation structure, policies and programs.

FOR ADDITIONAL INFORMATION
For more information on the responsibilities and activities of the Compensation Committees, including the Committees’ processes for determining executive compensation, see “Compensation Discussion and Analysis” and “Executive Compensation” sections and the Compensation Committees’ charter.

COMPLIANCE COMMITTEES
MEMBERS
• Jeffrey J. Gearhart, Chair (effective February 1, 2023) • Randall Weisenburger, Chair (until January 31, 2023) • Sir Jonathon Band • Richard J. Glasier(1) • Stuart Subotnick • Laura Weil
QUALIFICATIONS • The Boards of Directors have determined that each member of the Compliance Committees is independent.

FY2022 MEETINGS: 6

KEY RESPONSIBILITIES
The Compliance Committees assist the Boards with oversight of activities that are designed to promote ethical conduct, the highest level of integrity and compliance with all laws, regulations and policies applicable to us.
They receive regular reports from, and provide direction to, the Chief Risk and Compliance Officer with respect to the activities of our Global Ethics and Compliance Department (“GE&C”) and its implementation of processes to support a high level of ethics, integrity and compliance with applicable laws and regulations.
The Compliance Committees also:
•
oversee risk management related to compliance with applicable laws and regulations, including our compliance monitoring activities supporting a high level of ethics and integrity;

•
provide functional oversight of our Incident Analysis Group (“IAG”), review the results of any internal or external audits and investigations relating to ethics and compliance matters;

•
establish and monitor policies and procedures for confidential submission, receipt, retention and treatment of complaints and concerns; and

•
promote accountability of senior management with respect to ethics and compliance matters.

FOR ADDITIONAL INFORMATION
For more information on the responsibilities and activities of the Compliance Committees, see the Compliance Committees’ charter.

20 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Corporate Governance and Board Matters
Board and Committee Governance
HESS COMMITTEES
MEMBERS
• Sir Jonathon Band, Chair • Helen Deeble • Jeffrey J. Gearhart • Katie Lahey • Sir John Parker(1) • Randall Weisenburger
QUALIFICATIONS • The Boards of Directors have determined that each member of the HESS Committees is independent.

FY2022 MEETINGS: 6

KEY RESPONSIBILITIES
The HESS Committees supervise and monitor HESS and sustainability policies, programs, initiatives at sea and onshore, and compliance with HESS and sustainability-related legal and regulatory requirements.
The HESS Committees also:
•
review and recommend HESS and sustainability policies, procedures, practices and training, and oversee compliance with such policies, procedures and practices;

•
review and recommend appropriate policies, procedures, practices and training relative to sustainability reporting; and

•
oversee risk management related to significant HESS and sustainability risks or exposures as well as monitoring changes to and compliance with related legal and regulatory requirements.

FOR ADDITIONAL INFORMATION
For more information on the responsibilities and activities of the HESS Committees, see the HESS Committees’ charter.

NOMINATING & GOVERNANCE COMMITTEES
MEMBERS
• Stuart Subotnick, Chair • Sir Jonathon Band • Richard J. Glasier(1) • Katie Lahey (effective February 1, 2023) • Sir John Parker(1) • Randall Weisenburger
QUALIFICATIONS • The Boards of Directors have determined that each member of the Nominating & Governance Committees is independent.

FY2022 MEETINGS: 4

KEY RESPONSIBILITIES
The Nominating & Governance Committees:
•
engage in succession planning for the Boards;

•
assist the Boards by identifying individuals qualified to become Board members;

•
report to the Boards on a periodic basis with regard to matters of corporate governance and succession planning;

•
review and assess the effectiveness of our Corporate Governance Guidelines;

•
recommend to the Boards director nominees for each committee; and

•
make recommendations to the Boards regarding the size and composition of the Boards and their Committees.

FOR ADDITIONAL INFORMATION
For more information on the responsibilities and activities of the Nominating & Governance Committees, see “Nominations of Directors” and “Procedures Regarding Director Candidates Recommended by Shareholders” sections and the Nominating & Governance Committees’ charter.
Additional information with respect to Carnival plc’s corporate governance practices during fiscal 2022 is included in the Carnival plc Corporate Governance Report attached as Annex C to this Proxy Statement.

(1)
Richard J. Glasier and Sir John Parker have decided not to seek re-election and will retire from the Boards and their Committees with effect from the conclusion of the 2023 Annual Meetings of Shareholders, at which time the size of the Boards of Directors will be reduced to 11 members.

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 21

Corporate Governance and Board Matters
Board and Committee Governance
BOARD AND COMMITTEE INDEPENDENCE

Under New York Stock Exchange and UK Corporate Governance Code standards of independence for directors, the Boards must determine that a Director does not have any material relationship with Carnival Corporation & plc or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Carnival Corporation & plc) and meets certain bright-line tests. Following an assessment of the Directors’ independence, including a review of their independence questionnaires, the Boards of Directors have determined that each of the following is an “independent” Director in accordance with the New York Stock Exchange and the UK Corporate Governance Code standards of independence for directors and that all members of the Audit Committees and Compensation Committees meet the heightened independence criteria applicable to Directors serving on those Committees under SEC rules and New York Stock Exchange listing standards and the UK Corporate Governance Code:

2
9

82%

of the Board are Independent Directors[(1)]

- Sir Jonathan Band
- Jason Glen Cahilly
- Helen Deeble
- Jeffrey J. Gearhart
- Katie Lahey
- Sara Mathew
- Stuart Subotnick
- Laura Weil
- Randall Weisenburger

(1)
Following the Annual Meetings of Shareholders. The Boards of Directors have also determined that Richard J. Glasier and Sir John Parker were independent during the time they served as Directors.

Accordingly, a majority of the Directors of each company, all of our Non-Executive Directors and all of the members of the Audit, Compensation, Compliance, HESS and Nominating & Governance Committees of each company are independent (as defined by the New York Stock Exchange listing standards, SEC rules and the UK Corporate Governance Code).

RISK OVERSIGHT

Our Boards have the overall responsibility for determining the strategic direction of our business and have established a framework to manage risk and determine the nature and extent of the principal and emerging risks acceptable to our business. Our framework is designed to identify and manage, rather than eliminate, risk to the achievement of our strategic objectives. The Boards, through their Committees and executive management, have carried out a robust assessment of our principal and emerging risks, including to ensure that they are effectively managed and/or mitigated.
Risk management is embedded in all areas of our business and is reflected across our policies and procedures. Our risk management framework includes an organization wide, multi-layered approach and consists of the Boards of Directors, their Committees, Risk Advisory and Assurance Services (“RAAS”), GE&C and executive management.
Our Boards leverage their Committees to oversee our risk management activities as described in more detail below. Each area of our business reports via executive management to these Committees.

22 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Corporate Governance and Board Matters
Board and Committee Governance
AUDIT COMMITTEES
Our Audit Committees are responsible for oversight of our financial, operational and compliance controls (other than with respect to HESS-related legal and regulatory requirements and compliance matters addressed by the Compliance Committees), including information systems controls and security. They oversee management’s risk assessment processes to identify principal and emerging risks, including financial, IT (including cybersecurity and data privacy) and non-HESS operational risks as well as monitoring changes to and compliance with related legal and regulatory requirements. They also monitor such risks and report their findings to the Boards of Directors. In addition, they are also responsible for overseeing the adequacy of our system of internal control policies and procedures for the identification, assessment and reporting of risk, including identifying new risks as they arise. They review and make recommendations arising from management reports on the effectiveness of internal controls and risk management systems. In addition, the Audit Committees review audit coverage, the audit plan for the upcoming year and results of any testing carried out by Carnival Corporation & plc’s internal audit department called RAAS and its independent auditors. The Audit Committees also review any concerns about improprieties in our financial reporting and financial controls or other matters, which employees may confidentially raise.
COMPENSATION COMMITTEES
Our Compensation Committees are responsible for oversight of risk associated with our executive compensation structure, policies and programs.
COMPLIANCE COMMITTEES
Our Compliance Committees are responsible for providing oversight of risk management related to compliance with applicable laws and regulations, including our compliance monitoring activities, supporting a high level of ethics and integrity. Specifically, they oversee the risk management activities of GE&C, review trends and insights coming from the complaint channels and oversee management’s plans to address compliance risk management opportunities. They also oversee results of compliance with our Code of Business Conduct and Ethics and the Business Partner Code of Conduct and Ethics, monitor procedures for confidential submission, receipt and treatment of complaints and review all significant allegations of misconduct involving senior executives or board members. In addition, they provide functional oversight of IAG, which performs investigations into HESS incidents, and also review results from audits and investigations relating to ethics and compliance matters.
HESS COMMITTEES
Our HESS Committees oversee our performance in managing and/or mitigating principal and emerging risks relating to health, environment, safety, security and sustainability as well as monitoring change to and compliance with related legal and regulatory requirements. The HESS Committees oversee management’s processes to identify principal and emerging HESS and sustainability-related risks, including those related to ship operations and cybersecurity, HESS audits, IAG and external investigations into significant ship incidents, and HESS related hotline complaints and assess the steps management has taken to minimize such risks. In addition, the HESS Committees review and recommend appropriate policies, procedures, practices and training relative to HESS and sustainability and oversee our monitoring and enforcement of HESS policies and procedures. They also review our objectives and plans for implementing our policies, procedures and risk management programs regarding HESS. The HESS Committees review compliance with laws and regulations regarding HESS and sustainability and material legal proceedings relating to HESS.
NOMINATING & GOVERNANCE COMMITTEES
Our Nominating & Governance Committees are responsible for oversight of risk associated with Board processes and corporate governance, including succession planning.

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 23

Corporate Governance and Board Matters
Board and Committee Governance
COMPENSATION RISK ASSESSMENT

Carnival Corporation & plc’s management, in conjunction with the Compensation Committees’ independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), conducted a thorough review of our compensation programs, including those programs in which our Named Executive Officers participate, to determine if aspects of those programs contribute to excessive risk-taking. Based on the findings from this review and the annual reassessment, the Compensation Committees concluded that our compensation policies and practices do not encourage excessive risk-taking and do not create risks that are reasonably likely to have a material adverse effect on Carnival Corporation & plc.
To reach this conclusion, key elements of our compensation programs were assessed to determine if they exhibited excessive risk. These elements included:
•
pay mix (cash vs. equity) and pay structure (short vs. long-term focus);

•
performance metrics;

•
performance goals and ranges;

•
the degree of leverage;

•
incentive maximums;

•
payment timing;

•
incentive adjustments;

•
use of discretion; and

•
stock ownership requirements.

Our assessment reinforced the Compensation Committees’ belief that our compensation programs are not contributing to excessive risk-taking, but instead contain many features and elements that help to mitigate risk.
For example:
PAY STRUCTURE. Our compensation programs for our Named Executive Officers emphasize both short- and long-term performance through our annual bonus program (delivered in cash) and through the delivery of long-term incentives (equity), which reflects a balanced approach (approximately 48% through base salary and bonus and 52% in long-term equity grants). The mix of our pay program is intended to motivate management to consider the impact of decisions on shareholders and other stakeholders in the short, intermediate and long-term.
INCENTIVE LIMITS. Bonuses cannot exceed 200% of target levels.

LONG-TERM SHARE INCENTIVE GRANTS. The annual long-term share incentive programs for fiscal 2022 were approved as cash targets to be granted in fiscal 2023 in the form of restricted stock units and/or performance restricted stock units to strengthen alignment with shareholder interests, to align with business strategy and promote retention and leadership stability.

PERFORMANCE MEASUREMENT. For Named Executive Officers, the performance measurement used when determining their annual bonus is based on the performance of Carnival Corporation & plc with reference to quantitative metrics, focused on cash management, return to service, compliance and culture and ESG.

STOCK OWNERSHIP POLICY. All senior executives who are designated as reporting officers under Section 16 of the Exchange Act are subject to a stock ownership policy which specifies target ownership levels of Carnival Corporation and Carnival plc shares in terms of the value of the equity holdings as a multiple of each officer’s base salary.

CLAWBACK POLICY. The Carnival plc 2014 Employee Share Plan (which was approved by shareholders in 2014), the Carnival Corporation 2020 Stock Plan (which was approved by shareholders in 2020) and the incentive plan used to determine annual bonuses contain clawback provisions, which authorize us to recover incentive-based compensation granted under those plans in the event Carnival Corporation & plc is required to restate their financial statements due to fraud or misconduct.

24 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Corporate Governance and Board Matters
Board and Committee Governance
CORPORATE GOVERNANCE GUIDELINES

Our Corporate Governance Guidelines address various governance issues and principles, including:
•
Director qualifications and responsibilities;

•
access to management personnel;

•
Director compensation;

•
Director orientation and continuing education; and

•
annual performance evaluations of the Boards, their Committees and individual Directors.

Our Corporate Governance Guidelines are posted on our website at www.carnivalcorp.com and www.carnivalplc.com.

CEO AND EXECUTIVE MANAGEMENT SUCCESSION PLANNING

Our Boards believe that planning for the succession of our CEO and other executive management positions is an important function. Our global, multi-brand structure enhances our succession planning process and enables us to develop a diverse pipeline of leaders across brands. At the corporate level, a highly-skilled management team oversees a collection of cruise brands. We continually strive to foster the professional development of executive management and team members in other critical roles. As a result, Carnival Corporation & plc has developed a very experienced and strong group of leaders, with their performance subject to ongoing monitoring and evaluation, as potential successors to all of our executive positions, including our CEO.
The Boards and the Nominating & Governance Committees are responsible for effective succession planning, including emergency succession planning, and overseeing a diverse pipeline for succession. The independent Non-Executive Directors meet with our Chair and our CEO (both together and individually) at least annually to plan for the long-term succession of our CEO, including plans in the event of an emergency. During those sessions, each of our Chair and our CEO discusses his recommendations of potential successors, along with an evaluation and review of any development plans for such individuals. As provided in our Corporate Governance Guidelines, the Nominating & Governance Committees will, when appropriate, make recommendations to the Boards with respect to potential successors to our CEO. All members of the Boards will work with the Nominating & Governance Committees to see that qualified candidates are available and that development plans are being utilized to strengthen the skills and qualifications of the internal candidates. When assessing the qualifications of potential successors to our CEO, the Boards and the Nominating & Governance Committees will take into account our business strategy as well as any other criteria they believe are relevant.
The Boards, in conjunction with our Chair of the Boards and our CEO, oversee succession planning with respect to the executive officers and other members of senior management as they determine from time to time. Our Boards discuss plans for the succession to executive management positions in executive sessions, with appropriate input from our executive management.

PROCEDURES REGARDING DIRECTOR CANDIDATES RECOMMENDED BY SHAREHOLDERS

The Nominating & Governance Committees will consider shareholder recommendations of qualified Director nominees when such recommendations are submitted in accordance with the procedures below. In order to recommend a candidate for consideration by the Nominating & Governance Committees for election at the 2024 Annual Meetings of Shareholders, a shareholder must provide the same information as is required for shareholders to submit Director nominations under the advance notice provision set forth in Carnival Corporation’s By-laws. Specifically, any such recommendation must include, in addition to any other informational requirements specifically set forth in Carnival Corporation’s and Carnival plc’s governing documents:
•
the name and address of the candidate;

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 25

Corporate Governance and Board Matters
Non-Executive Director Compensation
•
a brief biographical description, including his or her occupation and service on Boards of Directors of any public company or registered investment company for at least the last five years;

•
a statement of the particular experience, qualifications, attributes or skills of the candidate,

taking into account the qualification requirements set forth above; and
•
the candidate’s signed consent to serve as a Director if elected and to be named in the Proxy Statement.

Once we receive the recommendation, we may deliver to the candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the Nominating & Governance Committees in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our Proxy Statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating & Governance Committees at the Annual Meetings of Shareholders. For our 2024 Annual Meetings of Shareholders, the Nominating &
Governance Committees will consider recommendations received by our Company Secretary at our headquarters no later than September 1, 2023.

COMMUNICATIONS BETWEEN SHAREHOLDERS OR INTERESTED PARTIES AND THE BOARDS

Shareholders or interested parties who wish to communicate with the Boards, the Presiding Director, the Non-Executive Directors as a group or any individual Director should address their communications to:
Carnival Corporation & plc Attention: Company Secretary 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States
The Company Secretary will maintain a log of all such communications, promptly forward to the Presiding Director those which the Company Secretary believes require immediate attention, and also periodically provide the Presiding Director with a summary of all such communications and any responsive actions taken. The Presiding Director will notify the Boards or our Chairs of the relevant Board Committees as to those matters that he believes are appropriate for further action or discussion.

CODE OF BUSINESS CONDUCT AND ETHICS

Carnival Corporation and Carnival plc’s Code of Business Conduct and Ethics applies to all employees and members of the Boards of Carnival Corporation and Carnival plc and provides guiding principles on areas such as identifying and resolving conflicts of interest. Our Code of Business Conduct and Ethics is posted on our website at www.carnivalcorp.com and www.carnivalplc.com.

Non-Executive Director Compensation

Annual Compensation

Additional Annual Cash Retainers ($)
Presiding Director	25,000
Chair of a Board Committee	30,000

26 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Corporate Governance and Board Matters
Non-Executive Director Compensation
During fiscal 2022, our Non-Executive Directors were entitled to receive an annual cash retainer of  $110,000 per year, equity incentive compensation, as further described below, and reimbursement for travel, meals and accommodation expenses attendant to their Board membership. We do not provide retirement or other benefits to our Non-Executive Directors. We reimburse Directors for travel expenses incurred for spouses or partners when we request that they attend a special event. Any amount reimbursed for spousal or partner travel is reported below in the “Director Compensation for Fiscal 2022” table. For fiscal 2022, the Presiding Director received an additional retainer of $25,000 per annum. In addition, each Non-Executive Director who served as Chair of a Board Committee received an additional $30,000 as compensation for such service on each Board Committee.
Board members who are employed by us do not receive additional compensation for their services as a member of the Boards of Directors.
The Boards of Directors are committed to attracting and retaining a highly diverse, experienced and capable group of Non-Executive Directors. To that end, the Compensation Committees review non-executive director pay levels and compensation practices of certain other publicly-listed companies on an annual basis with the assistance of their Compensation consultant to ensure our Non-Executive Director compensation program is competitive. Non-Executive Directors receive payment of their earned retainer in quarterly installments. Annual retainers are prorated so that adjustments can be made during the year. Unearned portions of cash retainers are forfeited upon termination of service.
Non-Executive Directors receive annual restricted share grants under the Carnival Corporation 2020 Stock Plan. In April 2022, each Non-Executive Director received a restricted share grant with a grant date fair value equal to approximately $175,000. As a result, a grant of 9,541 Carnival Corporation restricted shares was made to each Non-Executive Director re-elected on April 8, 2022 based on the closing price of a Carnival Corporation share on that date of  $18.34. In November 2022, a restricted share grant of 7,146 shares was made to Ms. Mathew who was appointed to the Boards on November 14, 2022, representing a portion of the annual restricted share grant made to the Directors in April 2022, prorated from November 2022 to April 2023.
The 2022 annual restricted share grants under the Carnival Corporation 2020 Stock Plan are released from restriction on April 8, 2025 (and are not forfeitable provided the Director has served at least a full year). Restricted shares granted have the same rights with respect to dividends and other distributions as all other outstanding shares of Carnival Corporation common stock. Generally, Non-Executive Directors will receive their annual grants initially upon their appointment or election to the Boards and subsequently at the time of their election or annual re-election to the Boards.

DIRECTOR COMPENSATION FOR FISCAL 2022

The following table details the total compensation earned by our Non-Executive Directors in fiscal 2022, other than Mr. Weinstein and Mr. Donald, who are Named Executive Officers. Mr. Weinstein’s and Mr. Donald’s compensation is reflected in the “Summary Compensation Table,” which follows the
“Compensation Discussion and Analysis” section. Board members who are employed by us do not receive additional compensation for their services as a member of the Boards of Directors.

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 27

Corporate Governance and Board Matters
Non-Executive Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	All Other Compensation(3) ($)	Total ($)
Micky Arison(4)	―	―	93,450	93,450
Sir Jonathon Band	140,000(5)	174,982	―	314,982
Jason Glen Cahilly	110,000	174,982	―	284,982
Helen Deeble	110,000	174,982	―	284,982
Jeffrey J. Gearhart	110,000	174,982	―	284,982
Richard J. Glasier	140,000	174,982	―	314,982
Katie Lahey	110,000	174,982	―	284,982
Sara Mathew(6)	5,137	75,748	―	80,885
Sir John Parker	110,000	174,982	―	284,982
Stuart Subotnick	140,000	174,982	―	314,982
Laura Weil	110,000	174,982	―	284,982
Randall Weisenburger	195,000	174,982	―	369,982

(1)
No stock option grants were made in fiscal 2022. Represents the grant date fair value, assuming no risk of forfeiture, of the grants of Carnival Corporation restricted shares made in fiscal 2022, calculated in accordance with Accounting Standards Codification Topic 718, “Stock Compensation” (“ASC 718”). In April 2022, each of the Non-Executive Directors (other than Ms. Mathew) received a grant of 9,541 restricted shares based on the closing price of a share on April 8, 2022, the day they were re-elected, of  $18.34. Ms. Mathew, who was appointed to the Boards on November 14, 2022, received a prorated grant of 7,146 restricted shares in November 2022 based on the closing price of a share on the day of her appointment, of $10.60. The restrictions on the shares granted in 2022 lapse on April 8, 2025. The restrictions on the shares granted to Non-Executive Directors also lapse upon the death or disability of the Director, and are not forfeited if a Director ceases to be a Director for any other reason after having served as a Director for at least one year. Other than Ms. Mathew, all of the Non-Executive Directors who received grants served for all of fiscal 2022.

(2)
None of the Directors holds stock options. The aggregate number of Carnival Corporation and Carnival plc restricted shares held at November 30, 2022 were as follows:

Name	Unvested Restricted Shares (#)
Micky Arison	0
Sir Jonathon Band	30,435
Jason Glen Cahilly	30,435
Helen Deeble	30,435
Jeffrey J. Gearhart	29,108
Richard J. Glasier	30,435
Katie Lahey	30,435
Sara Mathew	7,146
Sir John Parker	30,435
Stuart Subotnick	30,435
Laura Weil	30,435
Randall Weisenburger	30,435

(3)
Benefits provided to Mr. Arison include private medical health insurance costs ($39,125), driver and security ($20,425), automobile lease or allowance ($17,222), gross up for taxes on certain benefits ($6,661) and the following other benefits ($10,017): accidental death or dismemberment, disability and life insurance premiums and automobile repairs and expenses.

(4)
Represents compensation for Mr. Arison’s service as executive Chair.

(5)
Exclusive of value-added tax.

(6)
Ms. Mathew was appointed to the Boards on November 14, 2022.

28 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Corporate Governance and Board Matters
Related Person Transactions
NON-EXECUTIVE DIRECTOR POLICIES

The following policies also apply to our Non-Executive Directors:
•
STOCK OWNERSHIP POLICY. The stock ownership policy for Non-Executive Directors provides that all Non-Executive Directors are required to own shares (inclusive of unvested restricted shares, restricted stock units (“RSUs”) and shares in a trust beneficially owned by a Director) of either Carnival Corporation common stock or Carnival plc ordinary shares with a value equal to five times the cash retainer. New Directors must achieve this requirement no later than five years from the date of their initial appointment or election to the Boards by the shareholders. The stock ownership policy for Non-Executive Directors provides that a Non-Executive Director will be deemed to be in compliance with the ownership requirements if the decline in the Carnival Corporation or Carnival plc share price results in the Non-Executive Director falling below the applicable ownership level, provided that they were in compliance prior to the share price movement and do not sell or transfer ownership of any such shares until after the ownership target has again been achieved, unless otherwise approved by the Boards of Directors. Each of the Non-Executive Directors serving in fiscal 2022 is in compliance with this Board-mandated requirement.
•
PRODUCT FAMILIARIZATION. All Non-Executive Directors are encouraged to take cruises for purposes of product familiarization. Non-Executive Directors pay a fare of  $70 per person per day for the first 14 days per year of any such cruises (or $150 per day in the case of Seabourn), and pay a fare of  $200 per person per day for the next 30 days per year of any such cruises, plus taxes, fees and port expenses in each case. Beyond the first 44 days per year, Non-Executive Directors are eligible for smaller discounts. All other charges associated with a cruise (e.g., air, ground transfers, gratuities, tours and fuel supplements, if any) are the responsibility of the Non-Executive Director.

CARNIVAL PLC NON-EXECUTIVE DIRECTOR COMPENSATION

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2022 for Non-Executive Directors is included in
Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this Proxy Statement.

Related Person Transactions
REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

Consistent with our written policies and procedures, it is our practice to review all relationships and transactions in which Carnival Corporation or Carnival plc is a participant and in which our Directors, nominees and executive officers and their immediate family members and any five percent beneficial holders have an interest in order to determine whether such related persons have a direct or indirect material interest. Our Legal and Global Accounting and Reporting Services Departments are primarily responsible for the development and implementation of processes and controls to obtain information from the Directors, nominees and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions exceeding $120,000 in which Carnival Corporation & plc was or is to be a participant and a related person had or will have a direct or indirect material interest are disclosed in this Proxy Statement.
In addition, in accordance with our Schedule of Matters Reserved to the Boards and their Committees for their Decision, the Boards review and approve or ratify any related person transaction with an aggregate value in excess of  $100,000 in which a Director, an executive officer, or any of their immediate family members, has a direct or indirect material interest.

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 29

Corporate Governance and Board Matters
Related Person Transactions
In the course of their review and approval or ratification of a related person transaction, the Boards may consider factors as follows:
•
the nature of the related person’s interest in the transaction;

•
the material terms of the transaction, including, without limitation, the amount and type of transaction;

•
the importance of the transaction to the related person;

•
the importance of the transaction to Carnival Corporation & plc;

•
whether the transaction would impair the judgment of a Director or executive officer to act in our best interest; and

•
any other matters the Boards deem appropriate.

Any member of the Boards who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such Director may be counted in determining the presence of a quorum at a meeting of the Board that considers the transaction.

TRANSACTIONS WITH RELATED PERSONS

TRANSACTIONS WITH MICKY ARISON
Micky Arison, our Chair, is also the Chair, President and the indirect majority shareholder of FBA II, Inc., the general partner of Miami Heat Limited Partnership (“MHLP”), the owner of the Miami Heat, a professional basketball team. He is also the indirect shareholder of Basketball Properties, Inc., the general partner of Basketball Properties, Ltd. (“BPL”), which is the manager and operator of the Miami-Dade Arena (formerly known as the FTX Arena). In July 2021, Carnival Cruise Line entered into an amendment of the advertising and promotion agreement between Carnival Cruise Line, MHLP and BPL which extended the terms of the agreement through 2025. Pursuant to this agreement, Carnival Cruise Line paid $591,000 during fiscal 2022.
In August 2015, Carnival Corporation entered into a nonexclusive Aircraft Lease Agreement with an owner trustee under a trust agreement with Ad Astra I, LLC (the “Lease Agreement”); and in August 2020, Carnival Corporation entered into a Services Agreement with Nickel Cayman Management, LLC (the “Services Agreement” and together with the Lease Agreement, the “Aircraft Agreements”). In March 2021, the Lease Agreement and the Services Agreement were amended to adjust the rental rate and aircraft management fee to account for substantially all flight department overhead being borne by Nickel Cayman Management, LLC following Carnival Corporation’s disposal of its own aircraft in December 2020.
Each of Ad Astra I, LLC and Nickel Cayman Management, LLC are companies directly or indirectly controlled by a trust of which Mr. Arison is a beneficiary. He is also an officer of Nickel Cayman Management, LLC.
Under the terms of the amended Lease Agreement, Carnival Corporation leases an aircraft beneficially owned by Ad Astra I, LLC from time-to-time in exchange for an hourly rent of $7,920 plus applicable taxes, which is based on market charter rates for similar aircraft as adjusted for costs of operations borne by Carnival Corporation (i.e., fuel and line maintenance during its operation of the aircraft) and hourly service plan expenses.
Under the terms of the amended Services Agreement, Carnival Corporation provides aircraft management services to Nickel Cayman Management, LLC with respect to the aircraft, including overseeing its operation, maintenance and staffing, and is paid an annual fee of $162,000 (which is based on market rates for similar arrangements) (the “Service Fee”). In addition, Carnival Corporation is reimbursed for operating, maintenance and personnel costs and related third party costs incurred in connection with the services (“Service Costs”). The terms of the Aircraft Agreements are one year and renew automatically for one-year periods, unless terminated sooner by either party upon 30 days’ written notice.
During fiscal 2022, Carnival Corporation paid Ad Astra I, LLC $531,345 under the Lease Agreement, and Nickel Cayman Management, LLC paid Carnival Corporation $162,000 as the Service Fee and reimbursed Carnival Corporation $1,784,328 for the Service Costs.
The Boards have reviewed and approved or ratified these transactions.

30 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Share Ownership
Share Ownership of Certain Beneficial Owners and Management
DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is information concerning the share ownership as of January 12, 2023 of:
•
each of our Directors;

•
each individual named in the “Summary Compensation Table” which appears elsewhere in this Proxy Statement; and

•
all Directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, Director or executive officer is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual would have the right to acquire as of March 13, 2023 (being 60 days after January 12, 2023) through the vesting of RSUs.

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Common Stock*	Percentage of Carnival Corporation Common Stock (%)	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares	Percentage of Carnival plc Ordinary Shares (%)	Percentage of Combined Voting Power** (%)
Micky Arison	121,136,034(2)(3)	10.9	0	―	9.6
Sir Jonathon Band	52,492	***	0	―	***
David Bernstein	154,283(4)	***	0	―	***
William Burke	37,226	***	0		***
Jason Glen Cahilly	38,591	***	0	―	***
Helen Deeble	41,300	***	0	―	***
Arnold W. Donald	1,098,063(4)(5)	***	0	―	***
Jeffrey J. Gearhart	30,854	***	0	―	***
Richard J. Glasier	70,048(6)	***	0	―	***
Katie Lahey	35,842	***	0	―	***
Sir John Parker	62,668	***	3,004	***	***
Sara Mathew	7,146	***	0	***	***
Enrique Miguez	41,708(7)	***	0	***	***
Stuart Subotnick	83,411	***	0	―	***
Michael Thamm	0	―	250,026(4)	***	***
Laura Weil	82,608	***	0	―	***
Josh Weinstein	62,129	***	0	***	***
Randall Weisenburger	870,950	***	0	―	***
All Directors and executive officers as a group (18 persons)	123,836,078	11.1	253,030	***	9.9

*
As part of the establishment of the DLC arrangement, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Trust shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 31

Share Ownership
Share Ownership of Certain Beneficial Owners and Management
represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of Carnival Corporation common stock. Under a pairing agreement, the trust shares of beneficial interest in the Trust are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC arrangement, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.
**
As a result of the DLC arrangement, on most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. Combined voting is accomplished through the special voting shares that have been issued by each company.

***
Less than one percent.

(1)
The address of each individual is 3655 N.W. 87 Avenue, Miami, Florida 33178.

(2)
Mr. Arison is a member of the Arison Group (defined below), which has filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons. Each member of the Arison Group may be deemed to own the shares of common stock held by all other members of the Arison Group. For information on the share ownership of other members of the Arison Group, see “Principal Owners” table below.

(3)
Includes (i) 4,934,166 shares of common stock held by the various Arison family trusts, (ii) 80,736,445 shares of common stock held by MA 1994 B Shares, L.P. and (iii) 35,465,423 shares of common stock held by the Artsfare 2005 Trust No. 2 by virtue of the authority granted to Mr. Arison under the last will of Ted Arison. Mr. Arison does not have an economic interest in the shares of common stock held by Artsfare 2005 Trust No. 2.

(4)
Includes 2021 time-based share (“TBS”) and performance-based share (“PBS”) grants scheduled to be released on January 19, 2023 (2021 TBS) and February 6, 2023 (PBS). The executive officer will also receive additional shares at the time of vesting to take into account dividend reinvestment during the period for the PBS granted in February 2020.

(5)
Includes 665,157 shares held by The Arnold W. Donald Revocable Trust UAD 5/26/98.

(6)
Includes 23,792 shares held by The Richard J. Glasier Revocable Living Trust.

(7)
Includes 2020 TBS, 2021 TBS and 2020 PBS grants scheduled to be released on January 17, 2023 (2020 TBS), January 19, 2023 (2021 TBS) and February 6, 2023 (2020 PBS). The executive officer will also receive additional shares at the time of vesting to take into account dividend reinvestment during the period for the 2020 TBS and 2020 PBS.

PRINCIPAL OWNERS

Set forth below is information concerning the share ownership of as of January 12, 2023:
•
all persons known by us to be the beneficial owners of more than 5% of the 1,113,479,515 shares of Carnival Corporation common stock and trust shares of beneficial interest in the P&O Princess Special Voting Trust outstanding; and

•
all persons known by us to be the beneficial owners of more than 5% of the 217,371,552 ordinary shares of Carnival plc outstanding, less 40,555,198 ordinary shares which are directly or indirectly owned by Carnival Corporation and 31,235,457 ordinary shares held in treasury, both of which have no voting rights.

Micky Arison, Chair of the Board of each of Carnival Corporation and Carnival plc, certain other members of the Arison family and trusts for their benefit (collectively, the “Arison Group”), beneficially own shares representing approximately 10.9% of the voting power of Carnival Corporation and approximately 9.6% of the combined voting power of Carnival Corporation & plc and have informed us that they intend to cause all such shares to be voted in favor of Proposals 1 through 12 and 14 through 22, and in the case of Proposal 13, in favor of holding the “say-on-pay” vote every year. The table below begins with the ownership of the Arison Group.

32 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Share Ownership
Share Ownership of Certain Beneficial Owners and Management
Name and Address of Beneficial Owners or Identity of Group	Amount and Nature of Beneficial Ownership of Carnival Corporation Common Stock*	Percentage of Carnival Corporation Common Stock (%)	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares	Percentage of Carnival plc Ordinary Shares (%)	Percentage of Combined Voting Power** (%)
MA 1994 B Shares, L.P. 1201 North Market Street Wilmington, DE 19899	80,736,445(1)(2)	7.3	0	―	6.4
MA 1994 B Shares, Inc. 1201 North Market Street Wilmington, DE 19899	80,736,445(1)(2)	7.3	0	―	6.4
Artsfare 2005 Trust No. 2 c/o SunTrust Delaware Trust Company 1011 Centre Road Suite 108 Wilmington, DE 19805	35,465,423(1)(4)	3.2	0	―	2.8
Verus Protector, LLC Two Alhambra Plaza Suite 1040 Coral Gables, FL 33134	35,465,423(1)(3)	3.2	0	―	2.8
Richard L. Kohan Two Alhambra Plaza Suite 1040 Coral Gables, FL 33134	121,138,034(1)(4)	10.9	0	―	9.6
KLR, LLC Two Alhambra Plaza Suite 1040 Coral Gables, FL 33134	82,419,457(1)(6)	7.4	0	―	6.6
Nickel 2015-94 B Trust 1313 North Market Street Suite 5300 Wilmington, DE 19801	80,736,445(1)(2)	7.3	0	―	6.4
SunTrust Delaware Trust Company 1011 Centre Road Suite 108 Wilmington, DE 19805	35,465,423(1)(5)	3.2	0	―	2.8
Aristeia Capital, L.L.C. One Greenwich Plaza Greenwich, CT 06830	0	―	10,140,504(7)	7.0	***
Norges Bank Bankplassen 2 PO Box 1179 Sentrum NO 0107 Oslo, Norway	0	―	11,785,088(8)	8.1	***
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	50,009,395(9)	4.5	7,395,735(10)	5.1	4.6
Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	111,933,967(11)	10.1	0	―	8.9
*, ** and *** have the same meanings as indicated in the table above.
(1)
The Arison Group has filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons. Each member of the Arison Group may be deemed to own the shares of common stock held by all other members of the Arison Group.

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 33

Share Ownership
Share Ownership of Certain Beneficial Owners and Management
(2)
MA 1994 B Shares, L.P. (“MA 1994, L.P.”) owns 80,736,445 shares of common stock. The general partner of MA 1994, L.P. is MA 1994 B Shares, Inc. (“MA 1994, Inc.”), which is wholly-owned by the Nickel 2015-94 B Trust, a trust established for the benefit of Mr. Arison and members of his family (the “B Trust”). The sole limited partner of MA 1994, L.P. is the B Trust. Under the terms of the instrument governing the B Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock indirectly held by the B Trust. By virtue of the limited partnership agreement of MA 1994, L.P., MA 1994, Inc. may be deemed to beneficially own all such 80,736,445 shares of common stock. By virtue of the B Trust being the sole stockholder of MA 1994, Inc., the B Trust may be deemed to beneficially own all such 80,736,445 shares of common stock. By virtue of Mr. Arison’s interest in the B Trust and the B Trust’s interest in MA 1994, L.P., Mr. Arison may be deemed to beneficially own all such 80,736,445 shares of common stock. The administrative trustee of the B Trust is the Northern Trust Company of Delaware.

(3)
Verus Protector, LLC is the protector of Artsfare 2005 Trust No. 2. Verus Protector, LLC has shared voting and dispositive power with respect to the shares of common stock held by Artsfare 2005 Trust No. 2.

(4)
By virtue of being the sole member of Verus Protector, LLC, the sole member of KLR, LLC and a trustee of various Arison family trusts, Mr. Kohan may be deemed to own the aggregate of 121,136,034 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership. Mr. Kohan also owns 1,000 shares of common stock directly and owns 1,000 shares of common stock indirectly by virtue of such shares owned by Mr. Kohan’s wife.

(5)
SunTrust Delaware Trust Company acts as trustee for the Artsfare 2005 Trust No. 2.

(6)
KLR, LLC is a Delaware limited liability company wholly owned by Mr. Kohan. KLR, LLC acts as a distribution advisor for various Arison family trusts and has shared dispositive power over the shares of common stock held by certain of such trusts.

(7)
As reflected in a Schedule 13G/A, filed on February 14, 2022, with the SEC, Aristeia Capital, L.L.C. and its affiliates reported sole voting and sole dispositive power over 10,140,504 ordinary shares.

(8)
As reflected in a TR-1 notification received by Carnival plc on December 21, 2022, Norges Bank reported direct voting rights over 9,829,988 ordinary shares and voting rights over 1,955,100 ordinary shares on loan.

(9)
As reflected in a Schedule 13G filed on March 11, 2022 with the SEC, BlackRock, Inc. reported sole voting power over 43,435,453 shares of common stock and sole dispositive power over 50,009,395 shares of common stock.

(10)
As reflected in a TR-1 notification received by Carnival plc on June 8, 2022, BlackRock, Inc. reported direct voting rights over 3,912,081 ordinary shares, voting rights over 208,358 Carnival plc American Depositary Receipts, voting rights over 2,119,182 ordinary shares through securities lending, and voting rights over 1,156,114 ordinary shares through contracts for difference.

(11)
As reflected in a Schedule 13G/A filed on January 10, 2023 with the SEC, Vanguard Group reported shared voting power over 1,364,262 shares of common stock, sole dispositive power over 107,886,486 shares of common stock, and shared dispositive power over 4,047,481 shares of common stock.

34 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Compensation
PROPOSAL 12
Advisory (Non-Binding) Vote to Approve Executive Compensation
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and pursuant to Section 14A of the Exchange Act, our shareholders are being provided with the opportunity to cast an advisory (non-binding) vote to approve our executive compensation. We refer to this vote as the “say-on-pay” vote. Although this vote is advisory and is not binding on the Boards, the Compensation Committees will take into account the outcome of the vote when considering future executive compensation decisions.
The “say-on-pay” vote is required to be offered to our shareholders at least once every three years. In 2017, our Boards recommended that we provide shareholders with the opportunity to cast their “say-on-pay” vote each year and our shareholders agreed. We are asking shareholders to vote on the frequency of the “say-on-pay” vote in Proposal 13. If we maintain our current frequency, the next “say-on-pay” vote is expected to occur at the 2024 Annual Meetings of Shareholders.
The Boards are committed to corporate governance best practices and recognize the significant interest of shareholders in executive compensation matters. The Compensation Committees seek to balance short-term and long-term compensation opportunities to enable Carnival Corporation and Carnival plc to meet short-term objectives while continuing to produce value for their shareholders over the long-term. They also promote a compensation program designed to attract, motivate and retain key executives. As discussed in the Compensation Discussion and Analysis, the
Compensation Committees believe that our current executive compensation program directly links executive compensation to our performance and aligns the interests of our Named Executive Officers with those of our shareholders. For example:
Our compensation philosophy places more emphasis on variable elements of compensation (such as annual bonuses and equity-based compensation) than fixed remuneration.

In accordance with the Compensation Committees’ focus on long-term shareholder returns, the Compensation Committees approved performance-based share grants and incentive programs for our Named Executive Officers which vest based upon the extent to which certain pre-grant performance criteria are attained.

To further promote long-term shareholder alignment, we require our Named Executive Officers to meet and maintain stock ownership requirements.

The Compensation Committees review the position of each element of total direct compensation relative to the competitive market, and use the range of total direct compensation levels in the competitive market to assess the extent to which the compensation provided to our Named Executive Officers is generally consistent with that offered by the competitive market to their named executive officers.

Carnival Corporation & plc does not offer U.S. executives excise tax gross-up protections.

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 35

Compensation
PROPOSAL 13—Advisory (Non-Binding) Vote on How Frequently Shareholders Should Vote to Approve Compensation of the Named Executive Officers
We encourage you to read our Compensation Discussion and Analysis contained within this Proxy Statement for a more detailed discussion of our compensation policies and procedures.
Our shareholders have the opportunity to vote for or against, or to abstain from voting on, the following resolution:
“RESOLVED, that the shareholders approve the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement).”

The Boards of Directors unanimously recommend a vote FOR approval of the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement).

PROPOSAL 13
Advisory (Non-Binding) Vote on How Frequently Shareholders Should Vote to Approve Compensation of the Named Executive Officers
As required by the Dodd-Frank Act, our shareholders are being provided with the opportunity to cast an advisory (non-binding) vote on how frequently our shareholders should have an advisory (non-binding) vote on the compensation of our Named Executive Officers. We refer to this vote as the “say-on-frequency” vote. Although this vote is advisory and is not binding on the Boards, the Compensation Committees will take into account the outcome of the vote when considering how frequently to hold “say-on-pay” votes.
You may choose from the following alternatives: every year, every two years, every three years or you may abstain.
The “say-on-frequency” vote is required to be offered to our shareholders at least once every six years. At the April 2017 shareholders meeting, the Boards of Directors recommended, and the shareholders voted on an advisory, non-binding basis in favor of, holding the “say-on-pay” vote every year. The Boards accepted our shareholders’ recommendation and currently, shareholders are provided with the opportunity to cast an advisory (non-binding) vote to approve the compensation of our Named Executive Officers every year.
The Boards believe that having an annual “say-on-pay” vote to approve the compensation of our Named Executive Officers in satisfaction of U.S. disclosure rules is appropriate. In this regard, we note that our shareholders are already provided with an annual vote to approve the Carnival plc Directors’ Remuneration Report (see Proposal 14), which covers all Directors and includes the Compensation Discussion and Analysis (itself a significant portion of the executive compensation disclosure that is the subject of the “say-on-pay” vote). Moreover, the Boards believe that annual “say-on-pay” votes permit the Boards to receive current feedback on a timely basis from our shareholders regarding our compensation program for our Named Executive Officers, which will enable us to implement more quickly any modifications that the Boards determine to be appropriate.

36 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Compensation

PROPOSAL 14—Advisory (Non-Binding) Vote to Approve the Carnival plc Directors’ Remuneration Report (other than the part containing the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc
Directors’ Remuneration Report)

The Boards of Directors unanimously recommend a vote in favor of holding a non-binding advisory vote EVERY YEAR to approve the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC.

PROPOSAL 14
Advisory (Non-Binding) Vote to Approve the Carnival plc Directors’ Remuneration Report (other than the part containing the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report)
In accordance with Section 439 of the Companies Act and Schedule 8 of the Large and Medium Sized Companies and Groups (Accounts and Reports) Regulations 2008, as amended (the “LMCG Regulations”), shareholders are voting to approve the Carnival plc Directors’ Remuneration Report. The Carnival plc Directors’ Remuneration Report is in two parts. Part I also constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the SEC, and includes information that Carnival plc is required to disclose in accordance with the LMCG Regulations. Part II of the Carnival plc Directors’ Remuneration Report is set forth as Annex B to this Proxy Statement and includes the additional information that Carnival plc is required to disclose in accordance with the LMCG Regulations, including certain information which has been audited for the purposes of the Carnival plc Annual Report.
Other than the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report (as to which, please see Proposal 15), UK law only requires an advisory vote on the substance and content of the Carnival plc Directors’ Remuneration Report. Accordingly, disapproval of this Proposal 14 will not require us to amend the report or require any Director to repay any amount. No entitlement of a Director is conditional on the approval of this Proposal 14. However, the Boards and Compensation Committees are expected to take into account both the voting result and the views of our shareholders in their application, development and implementation of compensation policies and plans.

The Boards of Directors unanimously recommend a vote FOR the approval of the Carnival plc Directors’ Remuneration Report.
CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 37

Compensation
PROPOSAL 15—Approval of Carnival Plc Directors’ Remuneration Policy
PROPOSAL 15
Approval of Carnival Plc Directors’ Remuneration Policy
In accordance with Section 439A of the Companies Act and Schedule 8 of the LMCG Regulations, shareholders are voting to approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report. This is a binding vote and is required to be put to shareholders at least once every three years. The policy has consciously been drafted broadly to give the Compensation Committees sufficient flexibility to act in the interests of Carnival Corporation and Carnival plc and their shareholders as, under the UK legislative requirements, payments may not be made to Directors outside of an agreed policy. If approved, the Carnival plc Directors’ Remuneration Policy will take effect immediately following its approval at the 2023 Annual Meetings and will apply until it is replaced by a new or amended policy.
Upon the Carnival plc Directors’ Remuneration Policy becoming effective on the date of shareholder approval, remuneration payments to Directors of Carnival plc (including former or proposed Directors) and payments for loss of office to a Director of Carnival plc (including a former or a proposed Director) will need to be consistent with the approved Carnival plc Directors’ Remuneration Policy unless our shareholders approve an amendment to the policy by an ordinary resolution (unless the payment is required to be made as part of a legal obligation entered into before June 27, 2012 and such obligation has not been amended or renewed since). Section B of Part II of the Carnival plc Directors’ Remuneration Report sets out the Carnival plc Directors’ Remuneration Policy for the next and subsequent fiscal years and other details required by the LMCG Regulations and the UK Corporate Governance Code.

The Boards of Directors unanimously recommend a vote FOR the approval of the Carnival plc Directors’ Remuneration Policy.
38 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
CONTENTS
39	CD&A AND CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT (PART I)
39	Letter from the Chair of our Compensation Committees
41	How We Address UK And U.S. Compensation Disclosure Requirements
42	Executive Summary
42	Our Compensation Philosophy
42	2022 Business Environment
44	2022 CEO Leadership Change
46	Shareholder Engagement
48	2022 and 2023 Compensation Overview
52	Overview of Compensation Policies and Practices
52	Named Executive Officer Compensation Design, Elements and Pay Mix
52	2022 Compensation Recommendations and Rationale
52	Risk Considerations
53	Base Salaries
53	Annual Bonuses
59	Equity-Based Compensation
65	Perquisites and Other Compensation
66	Post-Employment Compensation Obligations
67	Pensions and Deferred Compensation Plans
67	Process for Making Compensation Determinations
68	Additional Context for 2022 Decisions
68	Impact of Regulatory Requirements on Compensation
68	Independent Compensation Consultants
69	Peer Group Characteristics
69	Peer Group Companies
69	Competitive Market (Peer Group) Comparison
70	Stock Ownership Policy
71	Hedging Policy

▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
LETTER FROM THE CHAIR OF OUR COMPENSATION COMMITTEES

Fellow shareholders,
Each year, the Compensation Committees conduct the important task of evaluating the design of our executive compensation programs to ensure they continually drive performance against important business priorities and align with the interests of our shareholders. The Compensation Committees are deeply focused on ensuring our compensation programs reflect our pay-for-performance philosophy.
Prior to the COVID-19 pandemic, all direct executive compensation other than base salary has historically been 100% at-risk and based on quantitative performance measures. However, the onset of the COVID-19 pandemic, which compelled us to temporarily pause all guest cruise operations in mid-March 2020, and its continued impacts on our return to service, led the Compensation Committees to take necessary measures to temporarily modify our compensation approach in 2021 while still maintaining commitment to our philosophy of performance-based pay in order to retain and reward executives during this challenging and unpredictable time for the exceptional efforts and performance they achieved. Returning our incentive plans to a highly at-risk, quantitative performance-based structure has been a goal of the Compensation Committees as the operating environment stabilized and we resumed guest cruise operations throughout 2022.

UNDERSTANDING SHAREHOLDER PERSPECTIVES
The results of last year’s Say-on-Pay and Carnival plc Directors’ Remuneration Report votes signaled that some of our shareholders had concerns about the temporary modifications we had made to our executive compensation program structure for fiscal 2021. To better understand these perspectives, we

CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT | 39

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
conducted outreach with a large number of our institutional shareholders following our Annual Meetings of Shareholders. We ultimately conducted 19 meetings with 15 of our institutional shareholders throughout the summer following the 2022 Annual Meetings of Shareholders, in the fall, and further in the winter—in some cases meeting with shareholders multiple times to seek ongoing feedback. As Chair of the Compensation Committees, I personally led each of these engagements to gather feedback directly from shareholders and share insights regarding the Compensation Committees’ philosophy and rationale for its decisions. These conversations complemented the feedback gathered in discussions with shareholders in the weeks prior to the Annual Meetings of Shareholders. These dialogues revealed that shareholders supported our planned return to a primarily performance-based executive compensation structure and have provided invaluable input to the Compensation Committees’ decisions regarding our fiscal 2022 and 2023 compensation program and the disclosures you will see in our Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report below.

RECOMMITTING TO OUR QUANTITATIVE PAY-FOR-PERFORMANCE APPROACH
We are pleased that in 2022 we have emerged into a more predictable and stable operating outlook and have continued to make meaningful progress on our full return to service. Given this and in consideration of shareholder feedback, in 2022 the Compensation Committees have returned to our historical practice of utilizing quantitative performance criteria for all fiscal 2022 annual bonuses and equity grants to our executive officers. We have also committed to continuing quantitative performance-based approach to incentives in 2023 which we detail below.

CEO TRANSITION
Further, in August 2022, following a deliberative and thoughtful succession planning process, Josh Weinstein was appointed as our President, CEO and Chief Climate Officer to lead us on our journey forward. Mr. Weinstein’s compensation structure reflects our commitment to return to a highly performance-based executive compensation structure, with meaningful portions of target compensation at-risk and quantitative performance-based.
On behalf of the Compensation Committees, we appreciate the input our shareholders have provided and look forward to our continued dialogue over the coming year. Thank you for your investment in Carnival Corporation & plc.

Sincerely,
RANDY WEISENBURGER Chair of the Compensation Committees January 27, 2023
40 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Compensation
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
HOW WE ADDRESS UK AND U.S. COMPENSATION DISCLOSURE REQUIREMENTS

Carnival Corporation and Carnival plc are separate legal entities (together referred to in this Report as “Carnival Corporation & plc”) and each company has its own Board of Directors and Compensation Committee. However, as is required by the agreements governing the DLC arrangement, the Boards of Directors and members of the Committees of the Boards, including the Compensation Committees, are identical and there is a single senior management team.
Carnival Corporation and Carnival plc are subject to disclosure regimes in the U.S. and UK. While some of the disclosure requirements are the same or similar, some are very different. As a result, the Carnival plc Directors’ Remuneration Report is in two parts. The information contained in this Part I constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the SEC and includes information that Carnival plc is required to disclose in accordance with Schedule 8 of the LMCG Regulations.
Part II of the Carnival plc Directors’ Remuneration Report is set forth as Annex B to this Proxy Statement and includes the additional information that Carnival plc is required to disclose in accordance with the LMCG Regulations, including certain information that has been audited for the purposes of the Carnival plc Annual Report.
Parts I and II of the Carnival plc Directors’ Remuneration Report are in compliance with the LMCG Regulations, the UK Corporate Governance Code, the Companies Act and the Listing Rules of the UK Financial Conduct Authority (the “FCA”). Both Parts I and II form part of the Carnival plc Annual Report for the year ended November 30, 2022.
Pursuant to rules promulgated by the SEC and the LMCG Regulations, this Compensation Discussion and Analysis reviews the compensation of the following Named Executive Officers of Carnival Corporation & plc:

JOSH WEINSTEIN

President, CEO
and Chief Climate Officer

DAVID BERNSTEIN

Chief Financial Officer and
Chief Accounting Officer

WILLIAM BURKE

Chief Maritime Officer

ENRIQUE MIGUEZ

General Counsel

MICHAEL THAMM

Group Chief Executive
Officer of Costa Group and
Carnival Asia

ARNOLD W. DONALD

Former President, CEO and
Chief Climate Officer

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
EXECUTIVE SUMMARY

OUR COMPENSATION PHILOSOPHY
Aligning Compensation with Our Mission (Purpose) and Values
Our executive compensation program is designed to reward financial results, successful delivery of our long-term strategy and effective strategic leadership, all in a manner consistent with our mission, vision and values, through use of both short-term rewards and long-term incentives and to promote alignment of the financial interests of our executive officers with our shareholders. We endeavor to align our compensation program and underlying performance measures with the interests of our shareholders and senior executives by linking actual pay to operating performance, environment, safety and security, sustainability initiatives and shareholder interests. We also seek to provide a total direct compensation package (salary, bonus and equity grants) that allows us to be competitive in the labor markets where we compete for executive talent, adjusted as necessary to take into consideration factors including the relevant senior executive’s performance, experience and responsibilities.
Considering U.S. and UK Market Approaches
Our Named Executive Officers are located in the U.S., with the exception of one Named Executive Officer who is based in Europe. As a global entity, we strive to implement a consistent set of compensation principles across geographic and operating company units that satisfy the requirements of all jurisdictions and local market demands while also accounting for local market norms and practices. Since the largest presence of executive officers is in the U.S., our compensation policies primarily reflect U.S.
market practices. However, the Compensation Committees seek to incorporate UK compensation principles, including those contained in the UK Corporate Governance Code, to the degree practicable.
Emphasizing At-Risk Pay
Our compensation philosophy has historically been to emphasize at-risk incentive pay to drive a pay-for-performance culture. In furtherance of this philosophy, prior to the COVID-19 pandemic, all direct compensation for our Named Executive Officers, other than base salary, was 100% at-risk and based on quantitative performance measures. This compensation philosophy also extended beyond our Named Executive Officers to include other key executives, reflecting the Compensation Committees’ commitment to aligning compensation with the success of Carnival Corporation & plc.
As discussed in greater detail in the sections that follow, in 2021 the Compensation Committees actively evaluated the structure of our executive compensation programs in light of the impact of the COVID-19 pandemic on the operating environment and determined, in our and our shareholders’ best interests, to make temporary modifications to drive the specific operating and strategic initiatives needed during the COVID-19 pause in guest cruise operations. However, for our 2022 and 2023 programs, we have returned to a predominantly quantitative performance-based approach, as described below, which aligns with our compensation philosophy and in large part with the structure of our pre-COVID-19 programs as well as responding to the feedback we received from our investors.

2022 BUSINESS ENVIRONMENT
With 89 of the 91 ships (excluding announced removals of ships that will not return to service) in our fleet back in service as of the end of the fiscal 2022, our return to guest cruise operations is essentially complete. Eight of our nine brands now have their full fleet back in service. Since the summer of 2022, we have been relentlessly focused on driving top line growth and returning to strong profitability.
During 2022, we:
•
returned 38 ships back to service,

•
delivered 5 new ships,

•
sustainably recycled retired ships,

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
•
announced an additional seven smaller-less efficient ships will be removed from our fleet,

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announced our innovative ‘Carnival Fun Italian Style” initiative, launching in June 2023, and

•
began closing the gap to 2019 and returning to strong profitability.

Fleet Optimization
With the additional seven ships announced in 2022, this brings the total to 26 smaller-less efficient ships being removed from our fleet ships since the beginning of the pause in guest cruise operations.
Now, nearly a quarter of our 2023 fleet will consist of new, larger-more efficient ships with the successful introduction of Carnival Celebration in November 2022 and the addition of Arvia for P&O Cruises (UK) in December 2022.
•
This fleet transformation results in an 8 percentage point increase in balcony cabins to 57%, along with a tremendous increase in our platform to deliver onboard experiences and generate associated revenues contributing to greater revenue yield growth going forward.

•
This fleet transformation also lowers operating costs on a unit basis, helping to mitigate inflation, and deliver more revenue to the bottom line with 6% greater efficiency in non-fuel operating costs per ALBD vs. 2019, and it is helping to support our anticipated 15% lower fuel consumption also per ALBD vs. 2019.

•
Our average berth count per ship has increased nearly 20%, now the largest amongst our public peers. In fact, our ship operating costs and fuel consumption per ALBD are lower than our public peers setting us up to deliver more revenue to the bottom line.

Brand Optimization
China has yet to reopen which has had a disproportionate impact on our Costa brand, given their significant year-round presence in China prior to the pause. We are transitioning that capacity to other markets, with a total of nine ships being removed from the Costa brand since the pause. These actions position Costa well with an optimal fleet of eight ships primarily sourcing year-round in the Southern European markets and seasonally in the South American markets.
•
We have taken actions to right-size the Costa brand to the current environment, with two additional smaller less-efficient ships recently announced for removal from the Costa fleet, bringing the total to four smaller-less efficient ships being removed from the Costa fleet.

•
A further two Costa ships (Costa Mediterranea and Costa Atlantica) were sold to the China joint venture prior to the pause in guest cruise operations and transferred to the China joint venture during the pause.

•
In addition, we are transferring three ships from Costa to our highly successful Carnival Cruise Line brand including two via our innovative Carnival Fun Italian Style initiative, launching in June 2023.

As a result of all of our fleet optimization activities, we have reshaped our portfolio such that, amongst other smaller shifts, as of 2025, Carnival Cruise Line will represent 33% of our total capacity (up from 29% in 2019) and Costa will represent 10% of our total capacity (down from 15% in 2019).
Return to Strong Profitability
Our business accelerated during 2022 on an upward trajectory as we continued to close the gap to 2019 and gain momentum on our return to strong profitability.
Throughout 2022, we have continued to aggressively build occupancy on higher capacity while preserving price discipline by using opaque distribution channels and actively sharpening our revenue yield management tools.
•
Our capacity in service approached 2019 levels by the end of 2022, 35% higher than we started the year.

•
Our occupancy gap to 2019 has closed from 50% in the first quarter of 2022 to 19% in fourth quarter of 2022.

•
At the same time, we have driven strong growth in onboard revenue resulting in cruise revenue per diems in constant dollar for the fourth quarter of 2022 to be 3.8% higher compared to 2019’s record levels.

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All of this has enabled us to consistently close the revenue gap to 2019 from 65% in the first quarter of 2022 to 20% in the fourth quarter of 2022.
•
In addition, we have reduced the differential in adjusted cruise costs excluding fuel per ALBD to 2019 from over 25% in the first quarter of 2022 down to 11% in the fourth quarter of 2022.

•
At the same time, we increased our investment in advertising during the back half of 2022 to drive demand for 2023 and beyond alongside a renewed focus on our trade relationships and continued growth for direct sales to also drive demand.

•
This culminated in positive Adjusted EBITDA in the second half of 2022 of over $200 million, overcoming a $528 million impact from higher fuel prices compared to 2019.

We ended 2022 with $8.6 billion of liquidity and $5.1 billion in customer deposits, which was a record fourth quarter for customer deposits and an increase of $1.6 billion from 2021. This was a great ending considering the turbulence we encountered but successfully managed through during 2022.
Entering 2022, we did not foresee any financing needs other than opportunistic moves to refinance a portion of our 2023 maturities given the expectation of significantly improved cash flow generation ahead and the refinancing of our 2022 maturities during 2021.
However, our cash flow generation during 2022 and potentially the first half of 2023 was or will be significantly impacted by a variety of factors.
•
Revenue: The Omicron variant’s negative impact on the normal first quarter booking wave season, the invasion of Ukraine requiring significant and relatively last-minute itinerary changes eliminating our high yielding summer season cruises to Saint Petersburg, lower consumer confidence, and the disparate protocol requirements between cruising and other travel alternatives for the majority of 2022.
•
Costs: Higher fuel prices, inflation, supply chain disruptions, the cost of maintaining enhanced health and safety protocols longer than we had anticipated and higher interest rates.

As a result, management focused on preserving liquidity by reevaluating capital expenditures, managing customer deposits and accelerating refinancing of 2023 maturities as well as the outstanding revolver balance.
•
We strategically re-evaluated the projected $1.6 billion in non-newbuild capital expenditures for 2022 and reduced it by $0.5 billion for the year.

•
At the same time, based on the actual experience with non-newbuild capital expenditures for 2022, we reviewed our outer year capital expenditures and reshaped investment spending by about $300 million annually for a cumulative reduction of $1.2 billion over the next four years.

•
With return to service essentially complete, we effectively managed booking deposit requirements and began to increase the amounts and move back the timeframes to pre-pause levels resulting in strong growth in customer deposit inflow and a record fourth quarter balance.

•
We maintained a significant focus on liquidity. There were extensive conversations about the forecasted cash flows and our need for liquidity. Management executed a Treasury Strategy to accelerate the refinancing of 2023 maturities as well as the outstanding revolver balance.

•
In addition to drawing on four export credits for newbuild deliveries, six capital markets transactions totaling nearly $6 billion were completed to enhance our financial flexibility. Each transaction was optimized for execution across a diverse set of investor bases ($1.0 billion Unsecured Notes, $1.2 billion equity block trade, $2.0 billion Senior Priority Guarantee Notes, $1.1 billion Convertible Notes, and $0.4 billion of Convertible Notes Exchanges).

2022 CEO LEADERSHIP CHANGE
As further described under “CEO and Executive Management Succession Planning,” our Boards and the Nominating & Governance Committees oversee our succession planning process. Our multi-brand structure and continuous efforts to foster professional development have enabled us to develop a strong group of leaders within the organization. Following a robust and thoughtful succession planning process,

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the Boards of Directors selected Josh Weinstein, who at the time was serving as our Chief Operations Officer, to succeed Mr. Donald as our President, CEO and Chief Climate Officer effective August 1, 2022. Mr. Weinstein is a 20-year veteran of Carnival Corporation & plc, with a long history of success in critical senior-level roles with us, including most recently as the Chief Operations Officer, President of Carnival UK and Treasurer.
Compensation Actions In Connection with CEO Leadership Change
2022 Target Compensation for Josh Weinstein, Our New CEO
Mr. Weinstein was appointed as our President and CEO, and assumed the role of Chief Climate Officer, effective August 1, 2022. In connection with his appointment to the role, the Compensation Committees approved the following changes to Mr. Weinstein’s executive compensation to reflect his significantly expanded scope of responsibilities from his prior role as Chief Operations Officer:

Pay Element	New 2022 Amount	Effective Date
Base Salary	$1,250,000	Effective August 1, 2022
Annual Cash Bonus	Target value: $2,500,000	Prorated from May 1, 2022
Long-Term Equity	Target value: $5,000,000 100% performance-based	Prorated from August 1, 2022
The Compensation Committees believe that it was important to establish a compensation framework for Mr. Weinstein that would provide a meaningful equity stake in Carnival Corporation & plc that directly aligns his interests with those of our long-term investors by tying a meaningful portion of Mr. Weinstein’s current compensation and future wealth creation opportunity to our return to profitable growth and sustained long-term value creation for shareholders. As a result, the structure of Mr. Weinstein’s compensation is highly performance-linked, with 86% of target pay linked to quantitative short- and long-term performance measures and 57% delivered in equity.
The Compensation Committees also determined to approve an additional one-time long-term performance-based RSU grant (“LTPBS”) to Mr. Weinstein under the Carnival Corporation 2020 Stock plan in connection with his promotion. The Compensation Committees believe this grant appropriately recognizes Mr. Weinstein’s promotion while also incentivizing retention and long-term performance on a comprehensive business metric. The grant is structured as shown below:

2022 LTPBS Grant for Promotion to CEO
Pay Element	New 2022 Amount	Term Length
LTPBS	Target: 500,000 restricted stock units(1) Based 100% on performance-based vesting metrics	Vests in February fiscal 2028, subject to performance

(1)
Target grant date value is $4,695,000, calculated based on the closing stock price of $9.39 on August 22, 2022. See “2022 LTPBS” under “Fiscal 2022 Annual Incentives” for more detail on the grant’s performance criteria.

2023 Target CEO Compensation
For fiscal 2023, the Compensation Committees determined to keep Mr. Weinstein’s total target compensation package substantially the same as his pro-forma 2022 target compensation, with a target value of $8,750,000, structured as follows:

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
Pay Element	2023 Amount
Base Salary	$1,250,000
Annual Cash Bonus	Target value: $2,500,000
Long-Term Equity	Performance-based RSUs (target value): $3,500,000
Time-Based RSUs (target value): $1,500,000
Outgoing CEO Consulting Agreement
Effective August 1, 2022, Arnold W. Donald, our former President and CEO, transitioned into the role of Vice Chair and remained a member of the Boards of Directors. Effective November 30, 2022, Mr. Donald resigned from his position as our Vice Chair and member of the Boards of Directors.
We entered into a consulting agreement with Mr. Donald effective December 1, 2022 under which he will provide advice to our Chair, the President and CEO and other officers of Carnival Corporation & plc from December 1, 2022 through February 28, 2025. Under the terms of the Consulting Agreement, Mr. Donald will receive $1 million per year in cash as compensation for all services provided, along with continued health care coverage for him and his spouse for the duration of the consulting relationship. Consistent with the terms of our equity plans and the applicable grant agreements, Mr. Donald is also eligible for continued vesting of his previously approved equity incentive programs for so long as he continuously provides services to us under the consulting agreement, including the fiscal 2023 grant of RSUs associated with the 2022 MTE and 2022 PBS incentives. Mr. Donald will not be receiving any other compensation in fiscal 2023 or beyond. Mr. Donald’s consulting agreement also includes a noncompete provision. The Boards of Directors believe that retaining Mr. Donald as a consultant is in the best interests of Carnival Corporation & plc, and that Mr. Donald’s long tenure, institutional knowledge, deep understanding and wide-ranging expertise on matters of continued importance to our business success as well as his extensive network of professional relationships across businesses and governments are valuable assets, particularly during a time of continued transformation and recovery from the COVID-19 pandemic.

SHAREHOLDER ENGAGEMENT
Carnival Corporation & plc has a long-standing shareholder outreach program. We believe constructive dialogue with our shareholders is a fundamental pillar of effective corporate governance. Conversations with our shareholders cover a variety of topics relevant to the long-term success of our business, including, but not limited to:
•
corporate strategy;

•
operating performance;

•
Board and corporate governance matters;

•
environmental sustainability;

•
social and human capital matters;

•
diversity, equity, and inclusion; and

•
executive compensation.

Our engagement program is primarily led by our investor relations team, members of senior management, and Directors. Depending on the situation, meetings might include Chairs of Board Committees or our Presiding Director and Senior
Independent Director. Directors participate in select engagements to share their perspective and receive feedback directly from our shareholders. Feedback gathered during these engagement meetings is shared with our full Boards and informs conversations at the Board and senior management levels regarding key decisions of our practices, policies, and disclosures. We believe this shareholder engagement mechanism allows for shareholder feedback and concerns to be appropriately considered and addressed by management and the Boards.
Engagement Following the 2022 Advisory Votes on Compensation
As a supplement to our broader regular shareholder engagement program and in response to our 2022 advisory votes to approve executive compensation (also known as the “say-on-pay” vote) and the Carnival plc Director’s Remuneration Report, each of which received support from approximately 64% of the votes cast, we conducted extensive shareholder outreach

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following the 2022 Annual Meetings of Shareholders. We ultimately conducted 19 meetings with 15 of our shareholders over three outreach cycles, including the summer following the 2022 Annual Meetings, in the fall, and further in the winter. During this program we met with several of our shareholders more than once to seek ongoing feedback. This complemented the feedback gathered in discussions with shareholders in the weeks prior to the Annual Meetings of Shareholders, which led in total to 44 meetings with 30 shareholders on compensation matters as part of our 2022-2023 engagement program. The objective of this outreach was to understand the factors that drove investors’ evaluation of and voting on our compensation program, and to share and obtain feedback on the expected evolution of our compensation program, including returning to our historical practice of utilizing quantitative performance criteria for fiscal 2022 annual bonuses and equity-based compensation for our executive officers. The Chair of our Compensation Committees (who is also our Presiding Director and Senior Independent Director) led these meetings to provide insights into the Compensation Committees’ approach and hear directly from shareholders. The scope of our shareholder engagement is summarized below.

Our Compensation Committees evaluated the feedback received in conversations following the 2022 Annual Meetings of Shareholders, along with feedback received during previous engagement conversations, and took specific actions in response, as outlined below:
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Feedback Received	Actions Taken
A preference to return to quantitative and performance-based compensation philosophy, including:	Returned to a quantitative and performance-based program for all executive officers’ incentive programs in 2022 by:
• For the annual incentive program to return to using pre-determined, quantitative performance criteria	• Implementing quantitative performance criteria for all executive officers’ fiscal 2022 annual bonuses with a broad range of performance criteria
• For equity grants to include performance criteria beyond continued service
•
Implementing quantitative performance criteria for all executive officers’ fiscal 2022 equity-based compensation and broadening the range of performance criteria for fiscal 2022 and 2023 equity-based compensation

A preference for a mix of time and performance-based incentives	Added a time-vested equity incentive for fiscal 2023 to focus on retention
A preference for disclosure enhancements, including:	Enhanced disclosure in the Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report for fiscal 2022 to include:
• Greater detail regarding how the Compensation Committees ensured rigor and evaluated individual performance against qualitative performance criteria	• Greater detail around incentive plan targets and performance evaluation. See sections “Annual Bonuses” and “Disclosure and the Timing of Long-Term Incentive and Equity-Based Compensation.”
• Further detail on the Compensation Committees’ decisions for the fiscal year
•
Additional context and relevant information regarding the Compensation Committees’ actions and decisions for the fiscal year included in the Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report for fiscal 2022. See sections “2022 And 2023 Compensation Overview,” “Annual Bonuses,” “Recent Equity-based Compensation Program Changes.”

The Compensation Committees have implemented our quantitative and performance-based incentive program in both 2022 and 2023 and will continue to consider results from the annual shareholder advisory votes, as well as shareholder input received as part of our ongoing shareholder engagement program, when evaluating the executive compensation programs, policies and disclosure going forward.
2022 AND 2023 COMPENSATION OVERVIEW
Summary of Fiscal 2022 Named Executive Officer Compensation
As described above, the Compensation Committees established an executive compensation structure for
2022 that returns to a substantially quantitative and performance-based program. The following table summarizes key elements of the program which are further detailed in subsequent sections below:

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
Fiscal 2022 Named Executive Officer Compensation Overview
Pay Element	Form of Payment	Description of Pay Element	Detail
Base Salary	Cash	Provides compensation based on level of responsibility, performance, or other market factors	• Increases reflecting change in role and/or responsibilities
Management Incentive Plan (“MIP”) Annual Cash Bonus	Cash
Performance Metrics and Weighting:
•
Adjusted EBITDA at constant currency and fuel (50%)

•
Average Passenger Occupancy (10%)

•
Greenhouse Gas Intensity Reduction (10%)

•
Food Waste Reduction (5%)

•
Executive Accountabilities (25%)

Additional Detail:
•
Program payout ranged from 0 to 200% of the target

• Returned to quantitative performance metrics based entirely on preset objectives reflecting key initiatives for the year
Long-Term Incentive	PBS (Performance-Based Share Grants)
Performance Metrics:
•
Tied to 2022 MIP program performance metrics for 2022

Additional Detail:
•
Three-year vesting period

•
Payout ranged from 0 to 200% of the target

•
Vests annually pro-rata in 2024 and 2025

• Implemented quantitative, performance-based criteria in line with shareholder feedback prior to and following the 2022 Annual Meetings
Management Incentive Plan-tied Equity (“MTE”)
Performance Metrics:
•
Tied to 2022 MIP program performance metrics for 2022

Additional Detail:
•
Three-year vesting period

•
Payout ranged from 0 to 200% of the target

•
Vests annually pro-rata in 2024 and 2025

• Component included for fiscal 2022
Earnings Recovery Award (“ERA”) • Former CEO: 50% ERA cash and 50% ERA RSUs • Current CEO and Other Named Executive Officers: 100% ERA cash
Performance Metric:
•
Adjusted EBITDA per available lower berth days (“ALBD”)

Additional Detail:
•
Payouts can range from 0% to 150% of target

•
ERA Cash and ERA RSUs cliff vest in 2025 following the end of the performance period based on performance achieved

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Incentivizes successful resumption of guest operations

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Component added exclusively for fiscal 2022 to reflect the business initiatives associated with the return to guest cruise operations and the associated opportunity for us to return to profitability

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Recognizes extensive management effort required for business recovery throughout this unprecedented, volatile and challenging period.

•
Incentive to promote long-term retention.

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Summary of Fiscal 2023 Named Executive Officer Compensation
Based on the investor feedback we received throughout 2022, the Compensation Committees decided to provide advance disclosure of our compensation program for 2023, which we will fully report on in next year’s Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report.
For fiscal 2023 the Compensation Committees approved an annual and long-term incentive program design that returns our senior leadership team, including each of our Named Executive Officers, to our pre-pandemic compensation structure based on pre-established quantitative measures and that is designed to align with shareholder interests and our long-term success. Our overall 2023 compensation program for our Named Executive Officers will be significantly weighted towards quantitative performance-based programs, with the MIP annual bonus and the PBS grant being fully at-risk. The Compensation Committees strongly believe that this compensation and incentive structure creates the proper level of alignment with our performance and our long-term interests, and that of our shareholders and other stakeholders while balancing the need to drive measured, well-informed, and long-term focused senior leadership decision-making.
•
The 2023 cash bonuses delivered through our MIP will return to the primary performance measurement of Adjusted Operating Income (80%) and the balance will focus on health, environmental, safety, security and sustainability initiatives with specific goals and metrics established and approved by the Compensation Committees at the beginning of this measurement period, as shown in the table below.

•
The 2023 equity-based compensation program will consist of PBS RSUs weighted at 70% and TBS (Time-based RSUs) weighted at 30%. During our shareholder engagement on compensation throughout 2022, several investors expressed a preference to return to multi-year performance measurement and to decouple the performance criteria between our MIP annual cash bonus plan and the equity-based compensation program. In response to this feedback and in consideration of competitive market practices, we discontinued the use of MTE grants for 2023. The PBS grant is designed to support our return to profitable growth by measuring adjusted EBITDA, adjusted return on invested capital (“ROIC”) and carbon intensity reductions for fiscal years 2023, 2024 and 2025. The TBS grants will support our retention objectives by providing for annual vesting over a three-year period subject to continued employment.

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
Fiscal 2023 Named Executive Officer Compensation Overview
Pay Element	Form of Payment	Performance Period	Description of Pay Element	Detail
Base Salary	Cash	One year	Provides compensation based on level of responsibility, performance, or other market factors	• No changes to Named Executive Officer base salaries for 2023
MIP Annual Cash Bonus	Cash	One year
Performance Metrics and Weighting:
•
Adjusted Operating Income (80%)

•
Compliance, Health, Environment, Safety and Security (20%)

•
Safe & Compliant ships

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Safe and Healthy Passengers & Crew

•
Protecting the Environment

Additional Detail:
•
Payout will range from 0 to 200% of target

•
Focuses performance on our critical priority areas

• Established a new mix of metrics for 2023 based on our primary financial performance measurement and critical ESG-focused initiatives
Long-Term Incentive	PBS (Performance-Based Share Grants)	Three years
Performance Metrics and Weighting:
•
Adjusted EBITDA at constant currency and fuel (65%)

•
Adjusted ROIC (25%)

•
Carbon Intensity Reduction (10%)

Additional Detail:
•
Subject to a three-year measurement period of fiscal 2023-2025

•
Cliff vests in 2026 based on attainment of performance goals following the end of the 3-year performance period with a payout range of 0 to 200% of target

•
NEW FOR 2023 Returned to a structure based on multiple pre-established quantifiable metrics measured over a multi-year period that is designed to align with shareholder interests and our long-term success

	TBS (Time-Based Share Grants)	Three years
•
Vests annually on a pro-rata basis over a three-year period

•
Subject to continued employment

•
Balances the need to retain our executive team and motivate them to responsibly drive profitable growth

• NEW FOR 2023 Implemented to further encourage retention and address investor feedback
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OVERVIEW OF COMPENSATION POLICIES AND PRACTICES
What We Do	What We Don’t Do

Independent Compensation Committees that review and approve all compensation for our Named Executive Officers

Independent compensation consultant

Annual Say-on-Pay vote

Stock ownership guidelines for Directors and executives

Compensation Committees assess compensation practices to deter excessive risk-taking

Pay-for-performance philosophy

Mix of compensation which includes short-term cash and long-term equity-based compensation

Robust clawback policy

No guaranteed or unlimited incentive payouts in our annual bonus plan

No evergreen provisions in our equity plan

No short sales, short-term hedging or margin sales of our securities

No stock option repricing

No liberal share recycling of stock options or stock appreciation rights

No pension plans or supplemental deferred compensation or retirement plans for our Named Executive Officers

No single-trigger change in control equity vesting

No Section 280G gross-up payments in the event of change of control

NAMED EXECUTIVE OFFICER COMPENSATION DESIGN, ELEMENTS AND PAY MIX

The compensation elements for our Named Executive Officers consist of:
•
base salary;

•
annual bonus;

•
equity-based incentive compensation; and

•
perquisites.

In determining the amount of any particular compensation element, the Compensation
Committees consider the impact of such an element on total compensation (and thus, each element affects the amount paid in respect of other elements of compensation). For example, the Compensation Committees consider the amount of the base salary and annual bonus that may be earned by a Named Executive Officer when making an equity grant.

2022 COMPENSATION RECOMMENDATIONS AND RATIONALE

RISK CONSIDERATIONS
The Compensation Committees evaluate the compensation program for potential risks. The Compensation Committees have concluded that the incentive structure for senior management do not encourage behaviors that would create material adverse risk for Carnival Corporation & plc, and that risks arising from Carnival Corporation & plc’s compensation policies and practices for their workforce are not reasonably likely to have a material adverse effect on Carnival Corporation & plc. Please refer to the “Compensation Risk Assessment” section for additional information.

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Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report (Part I)
BASE SALARIES
Base salaries are intended to provide a level of fixed compensation that is reflective of each Named Executive Officer’s level of responsibility. Base salaries of our Named Executive Officers for fiscal 2022 are reported in the “Summary Compensation Table.” The Compensation Committees annually review each Named Executive Officer’s performance and may increase the base salary of a Named Executive Officer at their discretion if merited by performance, responsibilities, or other market factors necessary to attract and retain our executives.
For fiscal 2022, no increases to base salaries for our Named Executive Officers were approved, other than the following in connection with changes in roles and/or responsibilities:
•
Josh Weinstein’s salary was increased to $1,250,000 upon his promotion to President and CEO;

•
David Bernstein’s salary was increased to $850,000 in connection with expanded responsibilities; and

•
William Burke’s salary was increased to $700,000 in connection with his appointment as an executive officer and his expanded responsibilities.

ANNUAL BONUSES
Annual cash bonuses for our Named Executive Officers, are determined in accordance with the Carnival Corporation & plc MIP. The MIP is designed to focus the attention of our executives on achieving strong performance results against key business priorities and is a core component of our compensation program that supports our pay for performance philosophy.
For fiscal 2022, no increases to target bonuses for Named Executive Officers were approved, other than the following:
•
Josh Weinstein’s bonus target was increased to $2,500,000 in connection with his promotion to President and CEO;

•
David Bernstein’s bonus target was increased to $1,200,000 in connection with his expanded responsibilities;

•
William Burke’s bonus target was increased to $500,000 in connection with his appointment as an Executive Officer and his expanded responsibilities; and

•
Enrique Miguez’ bonus target was increased to $350,000 in connection with his expanded responsibilities.

The target opportunities for fiscal 2022 for our Named Executive Officers are shown below. Actual payouts may range from 0% to 200% of the target bonus opportunity based on actual performance.

Name	Base Salary	Target Bonus
Josh Weinstein(1)	$983,333	$1,858,767
David Bernstein	$850,000	$1,200,000
William Burke	$700,000	$500,000
Enrique Miguez	$500,000	$350,000
Michael Thamm	€860,250	€1,116,000
Arnold W. Donald	$1,500,000	$3,000,000

(1)
Values are prorated to reflect Mr. Weinstein’s target pay in connection with his promotion from Chief Operations Officer to President and CEO.

2021 Context
Historically, the MIP structure closely linked financial results to individual and overall company performance. At the beginning of 2021, the global
COVID-19 pandemic severely impacted our business and only one of our ships was operating with guests onboard. To optimize business operations and align

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incentives for senior management in light of the unique set of strategic priorities we had to navigate through during the extraordinary uncertainty caused by COVID-19 the Compensation Committees designed a bespoke bonus program for 2021 which differed from the MIP’s historic design. During our shareholder outreach program, several shareholders expressed support for a return to a bonus program that emphasized quantitative performance metrics as our business began to recover and our operating priorities returned to normal.
2022 Actions
The improving operating environment, in combination with our executives’ outstanding efforts in navigating the challenging COVID-19 pandemic circumstances, enabled us to turn our strategic focus to returning to profitability in 2022. To drive performance on this priority, and in response to shareholder feedback, the Compensation Committees designed the 2022 performance metrics to follow a structure based on quantifiable, preset financial, operating, environmental sustainability and ethics and compliance goals tied to profitability and sustainable growth, as described in more detail below.

Summary of Annual Bonus Plan Design Evolution for 2022
2021 Bonus Design	2022 Bonus Design

Period of great uncertainty with guest cruise operations severely impacted by COVID-19 pandemic.
Impractical to establish a traditional formulaic structure with preset performance objectives due to unpredictable starts and stops to guest operations throughout the year.
Emphasis on qualitative goals aligned with key business initiatives with performance determined on a backward-looking basis (no particular weighting):
•
Liquidity

•
Return to Service

•
Compliance and Transparency

•
ESG Performance

Improved guest cruise operations with strategic focus on returning to profitability.
The Compensation Committees adopted performance metrics based entirely on preset objectives emphasizing the following:

	Metric	Weight
	Adjusted EBITDA	50%
	Average Passenger Occupancy	10%
	Greenhouse Gas Intensity Reduction	10%
	Food Waste Reduction	5%
	Executive Accountabilities	25%
2022 Process for Setting Annual Plan Targets
For each of the performance objectives, the Compensation Committees focused on an approach with quantifiable performance criteria and rigorous goals that were considered to be challenging but attainable.
2022 Performance Objectives
The 2022 bonus design includes quantitative performance metrics addressing our key business priorities of liquidity, return to service, ESG performance, and compliance and transparency. Specifically, the Compensation Committees determined the following measures best align with our business strategy:
•
Adjusted EBITDA, normalized for the impact of fuel and currency to emphasize focus on return to profitability;

•
Average Passenger Occupancy to focus on our return to service;

•
Greenhouse Gas Intensity Reductions measuring fiscal 2022 fleet annual CO2e intensity based on ship fuel consumption per ALBD for ships conducting full months guest operations;

•
Food Waste Reductions measuring the average food waste weight per person-day for ships conducting guest operations for at least 2 months; and

•
Executive Accountabilities, a personalized set of commitments to promote the Culture Essentials and compliance.

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Adjusted EBITDA, Average Passenger Occupancy, Greenhouse Gas Intensity Reductions, Food Waste Reductions
The following table is a summary of the uniform performance measures and goals used to determine the level of achievement associated with the financial and ESG performance measures and the associated results. Executive Accountabilities are more fully discussed following this table.
Payout Level	Payout (% of target)	Adjusted EBITDA ($ in millions)	Average Passenger Occupancy (%)	Greenhouse Gas Intensity Reduction (kg/ALBD)	Food Waste Reduction (kg/person-day)
Maximum	200	0	81.0	102.0	0.589
Target	100	(1,400)	70.0	109.2	0.644
Threshold	50	(2,200)	64.0	115.2	0.736
Results:
FY2022 Actual		$(913)	75.3	104.3	0.638
Metric Payout %		133.6	144.2	168.0	110.8
Weighting %		50.0	10.0	10.0	5.0
Weighted Payout %		66.8	14.4	16.8	5.5
Executive Accountabilities
In 2022, the Compliance Committees of the Boards of Directors developed the Executive Accountabilities Initiative to incentivize leadership in the following six areas we refer to as our Culture Essentials: Communicate, Speak Up, Listen & Learn, Improve, Respect & Protect, and Empower. While the Culture Essentials are always an important component of senior leadership’s responsibilities, given the rapid restart of our guest cruise operations, relaunch of nearly the entire fleet and the return of more than 100,000 crew and shoreside employees over the past 18 months, the Compensation and Compliance Committees determined that promoting our Culture Essentials was a key priority and to drive that, a meaningful portion of management’s 2022 compensation needed to reflect the importance of this “mission critical” imperative The Culture Essentials make up the foundation of our ethics and compliance culture and our values and serve as specific behaviors which help us to deliver on our shared aspiration to maintain our commitment to excellence in compliance, environmental protection and the health, safety and well-being of every life we touch.
The Executive Accountabilities (“EA”) component of the MIP is weighted at 25% and is comprised of activities to improve across these six Culture Essentials. The pre-established performance goals for each of these categories are customized to each Named Executive Officer reflecting their unique roles and responsibilities. Scoring for each component ranges on a scale from 1 to 5, with 5 being the highest. The total EA payout is equal to the average payout for each category. There is no payout if the score for the metric is below 2. Total EA payout can range from 0% to 200% of the target that is then weighted at 25%.

Performance Scale	Description	Payout Scale (%)
5	Exceeded Expectations	200
4	Above Expectations	125
3	Met Expectations	100
2	Under Expectations	50
Below 2	Below Expectations	0
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Below are illustrative key objectives and representative performance criteria for each of the Culture Essentials. The actual performance objectives are unique to each Named Executive Officer based on their role and responsibilities.
Culture Essentials	Key Objectives	Sample Performance Evaluation Criteria (actual criteria varies by individual)
Communicate	Emphasize the significance of achieving compliance, safeguarding the environment, protecting the health, safety and security of our guests and our teams, and strengthening are culture are required for our success
•
Number of shipboard visits prioritizing communication on the topic of ethics and compliance and Culture Essentials

•
Engagements with leadership of operating companies, ship leadership, and senior management to review and reinforce Culture Essentials priorities

•
Utilization of relevant communication channels (town halls, videos, quarterly communications, leadership team meetings) to communicate Culture Essentials priorities and initiatives

•
Demonstrate leadership by example and modeling of priority behaviors

•
Impact of measures implemented to encourage the importance of speaking up across the organization

Speak Up	Encourage team members to speak up. Instill confidence in team members through encouragement, messaging, measurement and follow up actions. Prohibit retaliation
•
Demonstrate leadership by example and modeling of priority behaviors

•
Impact of measures implemented to encourage the importance of speaking up across the organization

•
Review of harassment and discrimination cases, hotline reports and engagement survey insights to ensure appropriate actions and follow up plans are implemented

•
Utilization of a clearly articulated and broadly accessible ‘open door’ policy to foster a transparent and collaborative culture

•
Measurement of hotline usage trends

Listen & Learn	Engage in audits, investigations, ship visits, and employee surveys to ensure employee perspectives are heard. Develop action plans in response to key findings
•
Comprehensive support for, and participation in, key audit and compliance meetings and ensure full cooperation of teams in the preparation, discussion and follow up activities

•
Engagements with leadership of operating companies, ship leadership, and senior management to understand current challenges and receive feedback

•
Regular meetings with leadership to share information and suggestions to learn and identify trends for improvement

Improve	Drive performance in safety, environmental protection and compliance. Support and promote diversity, equity and inclusion (“DEI”)
•
Establishment of a culture focused on improvement, including encouraging employees to proactively identify opportunities

•
Implementation of key DEI initiatives to help recruit, develop and retain diverse team members (both ship and shore)

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Culture Essentials	Key Objectives	Sample Performance Evaluation Criteria (actual criteria varies by individual)

•
ESG and Task Force on Climate-Related Financial Disclosures (“TCFD”) training and reporting working across functions to communicate and meet goals/commitments

•
Key Performance Indicators tracking improvement across Heath, Environment, Safety and Security categories

Respect & Protect	Take actions to promote, monitor, and incentivize health, environmental, safety and security compliance and support employees and the communities in which we touch and serve
•
Incorporation of ESG into strategic and financial reporting process to augment corporate-wide focus and begin tracking and benchmarking

•
Establishment of, and progress made towards, interim sustainability goals

•
Incorporation of decarbonization efforts into our planning process

Empower	Support internal teams by providing appropriate resources needed to succeed (training, tools and time)
•
Support efforts to ensure adequate resources to ensure continued compliance, value-add of work done, and engaged employees

•
Focus on monitoring and prioritizing ship operational and compliance needs

•
Encouragement of employees to feel confident and empowered when requesting additional resources in order to produce excellent work

•
Holding annual training in ethics and compliance issues

Individual performance targets or ranges pertaining to the Culture Essentials are not disclosed because this information is not otherwise publicly available, and we believe it would cause competitive harm to disclose these details, and would reveal highly confidential and proprietary information about our operations without adding meaningfully to the understanding of our executive compensation arrangements. This is particularly sensitive information given the small number of publicly-traded cruise ship competitors of similar size and scale. The Compensation Committees believe this information is likely to remain commercially sensitive indefinitely. The Compensation
Committees also believe that the target levels were reasonable and provided appropriate incentives to our Named Executive Officers.
At the end of fiscal 2022, the Compensation Committees and the Compliance Committees of the Boards of Directors assessed each Named Executive Officer’s performance relative to that Named Executive Officer’s individual goals across these six categories. The actual payout based on performance achievement are listed in the following table. Key performance achievements for each Named Executive Officers are further highlighted in the section below.

Name	Weight (%)	Average Score (Culture Essentials)	Payout (% of target)
Josh Weinstein	25	3.5	112.5
David Bernstein	25	3.7	117.5
William Burke	25	4.0	125.0
Enrique Miguez	25	3.8	120.0
Michael Thamm	25	3.0	100.0
Arnold W. Donald	25	3.3	107.5
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2022 MIP Annual Bonus Performance
The 2022 MIP program design was based on achievement of pre-established and quantitative goals. The formula-based MIP annual bonus results for fiscal 2022 reflected our strong performance driven by the extraordinary efforts of our executive officers and global teams around the world. Throughout fiscal 2022, we successfully returned our fleet to service, significantly increasing occupancy on growing capacity, while driving revenue per passenger cruise day higher than fiscal 2019’s record levels. At the same time, we managed down our costs over the course of fiscal 2022 while investing to build future demand. We made significant progress on the historic journey since the pause of guest cruise operations in early 2020—returning 90 ships to service, re-boarding over 100,000 team members and restarting our portfolio of eight private island and port destinations plus our land-based footprint in Alaska and the Yukon. And, most importantly, we delivered unforgettable happiness to nearly 9 million guests by providing them with exceptional cruise vacations. Despite the hectic pace of change, we maintained our ongoing commitment to excellence in compliance, environmental protection and in looking after the safety, health and wellbeing of every life we touch.
Overall performance against the goals for our formula-based MIP for the Named Executive Officers ranged from 128.6% to 134.8%, as shown below. These goals are important indicators of our financial and operational success; however, Mr. Weinstein believed these results did not sufficiently align with the share price performance for our shareholders. Therefore, upon Mr. Weinstein’s request, the Compensation Committees reviewed and determined that the final annual bonus payouts as well as the MTE and PBS equity incentive payouts for the Named Executive Officers for fiscal 2022 be reduced to 110% of target. The 110% payout level still recognizes that Named Executive Officer performance exceeded defined targets and expectations. The following table summarizes the results for each MIP performance goal, the overall MIP formula-based performance and the final bonus amounts paid after the reduction was applied:

Name	Adjusted EBITDA (% of Target)	+	Average Passenger Occupancy (% of Target)	+	Greenhouse Gas Intensity Reduction (% of Target)	+	Food Waste Reduction (% of Target)	+	Executive Accountabilities (% of Target)	=	Formula- Based 2022 MIP Results	2022 MIP Results After Reduction	2022 MIP Bonus Paid
	(50% weight)		(10% weight)		(10% weight)		(5% weight)		(25% weight)		(% of Target)	(% of Target)	($)
Josh Weinstein	66.8		14.4		16.8		5.5		28.1		131.7	110	2,044,644
David Bernstein	66.8		14.4		16.8		5.5		29.4		132.9	110	1,320,000
William Burke	66.8		14.4		16.8		5.5		31.3		134.8	110	550,000
Enrique Miguez	66.8		14.4		16.8		5.5		30.0		133.6	110	385,000
Michael Thamm	66.8		14.4		16.8		5.5		25.0		128.6	110	1,301,256
Arnold W. Donald	66.8		14.4		16.8		5.5		26.9		130.4	110	3,300,000
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EQUITY-BASED COMPENSATION
Overview
The Compensation Committees grant equity-based compensation to our Named Executive Officers to provide long-term incentives and align management and shareholder interests. The Compensation Committees believe that a substantial portion of compensation should be equity-based. The equity-based compensation program is designed to:
recognize scope of responsibilities
reward demonstrated performance and leadership
motivate future superior performance
align the interests of the executive with our shareholders
Our equity-based compensation grants are made pursuant to the Carnival Corporation 2020 Stock Plan or the Carnival plc 2014 Employee Share Plan and are consistent with the Carnival plc Directors’ Remuneration Policy, which have been approved by Carnival Corporation & plc’s shareholders. Messrs. Weinstein, Bernstein, Burke, Miguez and Donald received equity grants under the Carnival Corporation 2020 Stock Plan. Mr. Thamm received equity grants under the Carnival plc 2014 Employee Share Plan.
Recent Equity-based Compensation Program Changes
2021 Context
In years leading up to and including fiscal 2020, the equity-based compensation program was 100% performance-based for our Named Executive Officers. However, given the continuing impact of the COVID-19 pandemic, the unanticipated pause in our guest cruise operations and uncertainty with respect to the timing and pace of our full return to guest cruise operations, in January 2021 the Compensation Committees acknowledged the significant difficulty in setting meaningful and realistic long-term financial goals in the current business environment and approved TBS grants for fiscal 2021. TBS grants have no performance condition and vest annually on a three-year annual pro-rata basis starting on the first anniversary of the grant date, and were intended to incentivize continued retention during a highly challenging and uncertain time.
2022 Actions
In 2022, having observed an improving business environment, the Compensation Committees elected to return to a performance-based program design for our Named Executive Officers. As a result, in fiscal 2022, the Named Executive Officers received the following performance-based incentive opportunities: MTE, PBS, and ERA, each of which are described below in detail. The Compensation Committees determined that the 2022 MTE and PBS grants would be measured against the performance criteria determined for the MIP, given their strategic importance to us and the ongoing challenges in setting meaningful long-term goals as we continued our return to full guest cruise operations in a volatile operating environment. As described above under “Summary of Fiscal 2023 Named Executive Officer Compensation,” for 2023 our equity incentive structure will continue to evolve and performance-based incentives will be evaluated against a set of financial and health, environmental, safety, security and sustainability metrics.
For fiscal 2022, no increases to equity targets for Named Executive Officers were approved, other than the following:
•
Josh Weinstein’s equity target was increased to $5,000,000 upon his promotion to President, CEO and Chief Climate Officer;

•
David Bernstein’s equity target was increased to $2,550,000 in connection with his expanded responsibilities;

•
William Burke’s equity target was increased to $400,000 in connection with his appointment as an executive officer and his expanded responsibilities; and

•
Enrique Miguez’ equity target was increased to $350,000 in connection with his expanded responsibilities.

In addition, in connection with his appointment to the role of CEO, Mr. Weinstein received a LTPBS grant

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which will vest subject to ROIC performance criteria, as described below.
In February 2022, the Compensation Committees considered the intense competition for executive talent, the scarcity of specialized talent required to operate a business of our size and complexity in our niche industry, and the need to retain and motivate the executive team members deemed integral to our successful return to profitable growth. Additionally, the Compensation Committees identified that members of our executive leadership team were likely targets for companies in adjacent industries that recovered more rapidly from, or were not negatively affected by, the impacts of COVID-19. In consideration of these factors, the Compensation Committees approved a special one-time ERA incentive to select executive officers and key employees, including all of our Named Executive Officers, to emphasize retention and incentivize return to pre-set profitability levels by the end of the performance period. These incentives are described below under “Fiscal 2022 Annual Incentives.”
Disclosure and the Timing of Long-Term Incentive and Equity-Based Compensation
2022 MTE Annual Performance Incentive
In January 2022, the Compensation Committees approved an MTE target value for each of our Named
Executive Officers and certain other executives. Each target value was determined after consideration of recommendations received from our CEO (other than in respect of our CEO’s own grant which was recommended by our Chair of the Compensation Committees), as well as reviewing the scope of the Named Executive Officers’ responsibilities, performance and long-term retention considerations. Following the end of fiscal 2022, the actual 2022 MIP payout percentage was applied to the MTE target values to determine the final MTE grant recommendation values, which may be from zero to 200% of target. As described in more detail in “2022 MIP Annual Bonus Performance” above, upon Mr. Weinstein’s request, the Compensation Committees reviewed and determined that the final MIP payout as well as the MTE and PBS grant values be reduced to 110%. The table below shows the final MTE grant values.
In fiscal 2023, the actual MTE value earned will be converted into a number of MTE RSUs based on the grant date closing price of our shares. They will vest pro-rata on February 15, 2024 and 2025. The MTE RSUs do not receive dividends or have voting rights. Each MTE RSU is credited with dividend equivalents equal to the value of cash and stock dividends paid on Carnival Corporation common stock or Carnival plc ordinary shares, if any. The dividend equivalents will be distributed upon the settlement of the MTE RSUs only upon vesting.

Name	2022 MTE Target Value ($)		2022 MIP Payout Percentage (%)		2022 MTE Grant Value ($)
Josh Weinstein(1)	1,135,205	x	110	=	1,248,726
David Bernstein	850,000	x	110	=	935,000
William Burke	175,000	x	110	=	192,500
Enrique Miguez	250,000	x	110	=	275,000
Michael Thamm	492,900	x	110	=	542,190
Arnold W. Donald	2,000,000	x	110	=	2,200,000

(1)
The 2022 MTE target value reflects Mr. Weinstein’s fiscal 2022 pro-rated targets of $299,589 for his time as Chief Operations Officer and $835,616 for his time as President, CEO and Chief Climate Officer , which began on August 1, 2022.

(2)
Mr. Thamm’s MTE target value was payable in euro. These euro amounts have been converted into U.S. dollars at the average U.S. dollar to euro exchange rate for fiscal 2022 of  $1.06:€1.

2022 PBS Annual Performance Incentive
In January 2022, the Compensation Committees approved a PBS target value for each of our Named
Executive Officers and certain other executives. Each target value was determined after consideration of recommendations received from our CEO (other than in respect of his own grant which was recommended

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by our Chair of the Compensation Committees), as well as reviewing the scope of the Named Executive Officer’s responsibilities, performance and long-term retention considerations. Following the end of fiscal 2022, the actual 2022 MIP payout percentage was applied to the PBS target values to determine the actual PBS grant recommendation values, which may be from zero to 200% of target. As described in more detail in “2022 MIP Annual Bonus Performance” above, upon Mr. Weinstein’s request, the Compensation Committees reviewed and determined that the final MIP payout as well as the MTE and PBS grant values be reduced to 110%. The table below shows the final MTE grant values.
In fiscal 2023, the actual PBS values earned will be converted into a number of PBS RSUs based on the grant date closing price of our shares. They vest pro-rata on February 15, 2024 and February 15, 2025. The PBS RSUs do not receive dividends or have voting rights. Each PBS RSU is credited with dividend equivalents equal to the value of cash and stock dividends paid on Carnival Corporation common stock or Carnival plc ordinary shares, if any. The dividend equivalents will be distributed upon the settlement of the PBS RSUs only upon vesting.

Name	2022 PBS Target Value ($)		2022 MIP Payout Percentage (%)		2022 PBS Grant Value ($)
Josh Weinstein(1)	1,101,918	x	110	=	1,212,110
David Bernstein	1,700,000	x	110	=	1,870,000
William Burke	225,000	x	110	=	247,500
Enrique Miguez	100,000	x	110	=	110,000
Michael Thamm(2)	1,182,960	x	110	=	1,301,256
Arnold W. Donald	3,500,000	x	110	=	3,850,000

(1)
The 2022 PBS target value reflects Mr. Weinstein’s fiscal 2022 pro-rated targets of $266,301 for his time as Chief Operations Officer and $835,616 for his time as President, and CEO and Chief Climate Officer, which began on August 1, 2022.

(2)
Mr. Thamm’s MTE target value was payable in euro. These euro amounts have been converted into U.S. dollars at the average U.S. dollar to euro exchange rate for fiscal 2022 of  $1.06:€1.

2022 ERA Performance Incentive
In February 2022, the Compensation Committees approved an ERA target value for each of our Named Executive Officers and certain other executives and key employees. For Mr. Donald, who was CEO at the time of the Compensation Committees’ decisions and continues to provide services in his capacity as a consultant, half of the target value was approved in the form of a long-term cash incentive (“ERA Cash”) and the other half was delivered in the form of a performance-based restricted stock unit grant (“ERA RSU”). The Compensation Committees concluded that, in light of his role as CEO at that time, Mr. Donald’s ERA grant should include a restricted stock unit component to increase the linkage between the value of his grant and stock price movement to ensure alignment with shareholders if earnings growth and share price were decoupled. All other Named Executive Officers and ERA recipients were approved to receive ERA Cash. The percentage of the target amount of ERA Cash and ERA RSUs that vest will be based upon the extent to which normalized adjusted EBITDA per ALBD meets or exceeds a predefined performance scale that was established in advance. Payouts can range from 0% to 150% of target, subject to meeting threshold performance. ERA Cash and ERA RSUs cliff vest in February 2025, following the end of the performance period.
Normalized adjusted EBITDA is defined as earnings before interest, taxes, depreciation, and amortization excluding the impact (as compared to 2019) of fuel price, exchange rate fluctuations, and taxes related to fuel, carbon, or other climate related items. ALBD is computed by multiplying passenger capacity (based on double occupancy) by revenue-producing ship operating days in the period.
Performance will be measured at the end of fiscal 2024 and ERA Cash or ERA RSUs shall not vest until the performance results have been certified by the Compensation Committees.

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Name	2022 ERA Target Value ($ in millions)	2022 ERA Cash Target Value(1) ($ in millions)	2022 ERA RSU Target Value(2) (Applicable only to Mr. Donald) ($ in millions)
Josh Weinstein	5.0	5.0	N/A
David Bernstein	5.0	5.0	N/A
William Burke	5.0	5.0	N/A
Enrique Miguez	2.0	2.0	N/A
Michael Thamm	5.0	5.0	N/A
Arnold W. Donald	12.0	6.0	6.0(1)

(1)
The maximum cash value that may be earned is 150% of the ERA Cash Target Value.

(2)
Target value represents 300,601 ERA RSUs based on the grant date closing price of our shares of $19.96. The maximum number of ERA RSUs that may be earned is 450,901.

2022 LTPBS RSU Grant
In August 2022, the Compensation Committees approved an LTPBS RSU grant for Mr. Weinstein in connection with his promotion and appointment as our President, CEO and Chief Climate Officer. The Compensation Committees concluded it was important to establish a compensation framework for Mr. Weinstein that would provide a meaningful equity stake in our company that directly aligns his interests with those of our long-term investors by tying a meaningful portion of the CEO’s current compensation and future wealth creation opportunity on our return to profitable growth and sustained long-term value creation for shareholders.
The LTPBS grant provides for 500,000 performance-based RSUs at target and is subject to our financial performance in fiscal 2026 and 2027 to focus Mr. Weinstein on improving returns for shareholders over a longer period. Any earned LTPBS will vest in February 2028 based on the certified performance results. Performance will be calculated on our average adjusted ROIC as measured in fiscal years 2026 and 2027 based on predefined goals established in fiscal 2022. The LTPBS may be earned from zero to 200% of the target number of shares. The LTPBS do not receive dividends or have voting rights. Each LTPBS is credited with dividend equivalents equal to the value of cash and stock dividends paid on Carnival Corporation common stock or Carnival plc ordinary shares, if any. The dividend equivalents will be added on the final number of LTPBS earned and will be distributed upon the settlement of the LTPBS at vesting.

2022 LTPBS Grant
Form of Payment	Description of Grant
LTPBS (Performance-Based RSUs)
Target Grant value: 500,000 performance-based RSUs
Performance Criteria:
•
Extent to which the average of ROIC for fiscal 2026 and fiscal 2027 meets or exceeds pre-established ROIC goals

Additional Detail:
•
Payout will range from 0 to 200% of the target

•
Vests in February fiscal 2028, subject to achieving threshold or better performance

Disclosure of Prior Years’ Grant Results
2020 Annual PBS Grant
The 2020 Annual PBS and Strategic ESG Goals PBS (as defined below) grants made to the Named Executive Officers in February 2020 and August 2020, respectively reached the end of the performance period at the end of fiscal 2022 and will vest on February 6, 2023.
Under the terms of the 2020 Annual PBS grant, shares vested based upon the extent to which annual adjusted Operating Income, as further adjusted for

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year-over-year fuel price changes and currency exchange rate impacts for each of the three fiscal years in the 2020-2022 performance period (“Program Adjusted Operating Income”), the average of the fiscal 2021 and 2022 ROIC result and ESG reduction goals reached or exceeded specified performance goals. The ESG metrics focus on reductions in CO2e intensity, food waste and single use items for ships operating guest cruises. Under the terms of the grant, the Program Adjusted Operating Income result is weighted 50%, ROIC result is weighted 25% and the ESG metrics results are weighted 25%. The 2020 Annual PBS metrics were as follows:

	Annual Program Adjusted Operating Income Growth Goal			Annual Operating Income Goal			Two- Year Average ROIC Goal (%)	Payout for Program Adjusted Operating Income and ROIC Goals (%)
Goal Level	2020 (% of Goal)	2021 (% of Goal)	2022 (% of Goal)	2020 ($ in billions)	2021 ($ in billions)	2022 ($ in billions)
Threshold	92.0	102.0	102.0	3.042	(4,786)	(6,149)	8.0	50
Target	100.0	105.0	105.0	3.307	(4,640)	(5,961)	9.0	100
Maximum	104.9	108.0	108.0	3.472	(4,493)	(5,773)	10.0	200
The Corporation Operating Income and ROIC results for the 2020 Annual PBS grant were as follows:
Program Adjusted Operating Income and ROIC Results	2020 Program Adjusted Operating Income	2021 Program Adjusted Operating Income	2022 Program Adjusted Operating Income	Two-Year Average ROIC
Annual Program Adjusted Operating Income ($ in billions)	(4.837)	(6.166)	(3,075)
Percent of Target Annual Program Adjusted Operating Income Growth (%)	(146.26)	(126.24)	49.00	0.0%
Annual Program Adjusted Operating Income Growth Payout (%)	0.00	0.00	200.00
The ESG metrics include a focus on reductions in CO2e intensity, food waste and single use items for ships operating guest cruises as follows:
Goal Level	CO2e Intensity (% Reduction)(1)	Food Waste (% Reduction)(2)	Single Use Items (% Reduction)(3)	Payout for Program ESG Metrics(4) (%)
Threshold	4.0	16.0	60.0	50
Target	6.0	30.0	65.0	100
Maximum	8.0	45.0	70.0	200

(1)
CO2e intensity reduction is as compared to the 2019 baseline of 246 emissions from ship fuel per ALG-KM.

(2)
Food Waste reductions are as compared to the 2019 baseline 0.92 kg per person, per day as determined by the fleet-wide weighing process.

(3)
Single use items, excluding medical use, plastic gloves and water bottles, as compared to the 2018 baseline of 4.78 items per person, per day (based on passenger cruise days plus crew payroll days).

(4)
All of the performance metrics were designed and approved in February 2020 prior to the COVID-19 pandemic, in contemplation of the full fleet operating guest cruises. The Compensation Committees confirmed that the ESG metrics were to be evaluated for ships operating guest cruises.

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The ESG results for the 2020 Annual PBS grant were as follows:
ESG Metric	Reduction Achievement (%)	ESG Metric Payout (%)	Average ESG Payout (%)
CO2e Intensity Reduction (%)	11.0	200.00
Food Waste Reduction (%)	32.0	113.33	171.11%
Single Use Items Reduction (%)	82.0	200.00
The fiscal 2020, 2021 and 2022 annual adjusted Program Adjusted Operating Income growth payout percentages were averaged, the two-year average ROIC result was calculated and ESG results were calculated to determine the respective payout percentages that were then weighted to obtain final payout percentages, as follows:

Payout % and TSR Modifier	Unweighted Payout (%)	Weighting (%)	Weighted Payout (%)
Average Annual Program Adjusted Operating Income Payout	66.67	50	33.33
ROIC Payout	0.00	25	0.00
ESG Payout	171.11	25	42.78
Final Payout			76.11
The results reflect the impact of the COVID-19 pandemic on our organization and improvement resulting from our return to service. Based on these performance measures and a 76.11% final payout percentage, the Named Executive Officers will receive the following on or about February 6, 2023:
Name	2020 Annual PBS Target Shares (#)	2020 Annual PBS Earned Shares(1) (#)
Josh Weinstein	3,597	2,737
David Bernstein	20,388	15,517
William Burke	5,396	4,106
Enrique Miguez	479	364
Michael Thamm	31,144	23,703
Arnold W. Donald	71,959	54,767

(1)
Additional shares will be provided to take into account any dividends paid during the period.

2020 Strategic ESG Goals PBS Grant
In August 2020, a special long-term incentive program was approved for the Named Executive Officers, excluding Mr. Miguez. Half of this incentive was granted in the form of Special Retention RSUs that vested in 2021 and 2022, and half was granted in the form of PBS RSUs measuring performance of three ESG metrics over fiscal 2020-2022 (the “2020 Strategic ESG Goals PBS”). The ESG metrics include a focus on CO2e Intensity reduction, food waste reduction and single use items reductions measured at the end of the performance period for ships operating guest cruises. The 2020 Strategic ESG Goals PBS measures the following:

Goal Level	CO2e Intensity (% Reduction)(1)	Food Waste (% Reduction)(2)	Single Use Plastics (% Reduction)(3)	Payout for Program ESG Metrics(4) (%)
Threshold	4.0	16.0	60.0	50
Target	6.0	30.0	65.0	100
Maximum	8.0	45.0	70.0	150

(1)
CO2e intensity reduction is as compared to the 2019 baseline of 246 emissions from ship fuel per ALG-KM.

(2)
Food Waste reductions are as compared to the 2019 baseline 0.92 kg per person, per day as determined by the fleet-wide weighing process.

(3)
Single use items, excluding medical use, plastic gloves and water bottles, as compared to the 2018 baseline of 4.78 items per person, per day (based on passenger cruise days plus crew payroll days).

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(4)
All of the performance metrics were designed and approved in February 2020 prior to the COVID-19 pandemic, in contemplation of the full fleet operating guest cruises. The Compensation Committees confirmed that the ESG metrics were to be evaluated for ships operating guest cruises.

The results for the 2020 Strategic ESG Goals PBS grant were as follows:
ESG Metric	Reduction Achievement (%)	ESG Metric Payout (%)	Final Payout (%)
CO2e Intensity Reduction (%)	11.00	150.00
Food Waste Reduction (%)	32.00	106.67	135.56
Single Use Plastics Reduction (%)	82.00	150.00
Based on these performance measures and a final payout percentage, the Named Executive Officers will receive the following on or about February 6, 2023:
Name	2020 Strategic ESG Goals PBS Target Shares (#)	2020 Strategic ESG Goals PBS Earned Shares(2) (#)
Josh Weinstein	31,100	42,159
David Bernstein	46,650	63,238
William Burke	12,800	17,351
Enrique Miguez(1)	N/A	N/A
Michael Thamm	64,700	87,707
Arnold W. Donald	150,000	203,340

(1)
Mr. Miguez did not receive a 2020 ESG Goals PBS grant.

(2)
No dividends were paid between the grant date and the end of the performance period.

2020 Shareholder Equity Alignment (“SEA”) Grants
The 2020 SEA grants made to the Named Executive Officers in January 2020 reached the end of the performance period at the end of fiscal 2022. Under the terms of the 2020 SEA grant, shares vest based upon the extent to which our absolute TSR compound annual growth rate over the December 1,
2019 to November 30, 2022 performance period and TSR ranking relative to the 2020 Peer Group for the same period reached or exceeded certain goals. The 90-day average starting price for the 2020 SEA grant was $44.55. As a result of the COVID-19 pandemic’s impact on our share price, the ending 90-day average price at November 30, 2022 was $9.09, resulting in no payout for these grants.

Metric	End Price	Growth/Ranking	Payout %
Absolute TSR	$9.09	-41.12%	0.00
Relative TSR		0th percentile	0.00
Final Percentage of Target to Vest		0.00%	0.00
PERQUISITES AND OTHER COMPENSATION
Our Named Executive Officers are provided various perquisites that the Compensation Committees believe are representative of common practices for executives in their respective countries. Some of Messrs. Donald’s and Thamm’s perquisites and other benefits are, or were, in case of Mr. Donald, provided pursuant to terms of their employment agreements. The Compensation Committees, with the assistance of FW Cook, review perquisites provided to our Named Executive Officers on a periodic basis and take into account each Named Executive Officer’s particular circumstances and overall level of compensation, and believe that perquisites provided by Carnival Corporation & plc continue to be an appropriate element of the overall compensation package used to attract and retain such officers.

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The Compensation Committees have approved a policy to establish procedures and controls as to the authorized use of aircraft owned, operated or chartered by Carnival Corporation & plc (the “Aircraft”). According to the policy, the Aircraft can only be used for business purposes. Guests may accompany these executives when traveling. Due to security considerations, the Compensation Committees have also agreed to allow our CEO to use the Aircraft for personal use so long as the incremental cost to Carnival Corporation & plc does not exceed $200,000 per year. Once that threshold is reached, the CEO will reimburse us for those costs (subject to applicable regulatory limitations). The Compensation Committees determined that the Aircraft usage policy and levels of usage and costs were consistent with those offered by large multinational companies like Carnival Corporation & plc.
In lieu of participation in the Carnival Corporation Nonqualified Savings Plan under which plans were discontinued in accordance with Section 457A of the U.S. Internal Revenue Code, the Compensation Committees approved a program that provides for payment of additional annual compensation directly to these employees in an amount equal to what would have been deposited on behalf of those employees into that plan, less, as described below, any amount Carnival Corporation contributes to the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan (the “401(k) Plan”). These payments are taxable as ordinary income.
Beginning with the 2010 calendar year, the 401(k) Plan was amended and currently allows Messrs. Weinstein, Donald (through November 30, 2022) Bernstein, Burke and Miguez (as well as all other highly compensated employees) to defer a limited amount of compensation into the 401(k) Plan subject to nondiscrimination testing. In fiscal 2022, Carnival Corporation made matching contributions to the 401(k) Plan under the plan’s formula, subject to nondiscrimination testing.
The perquisites received by each Named Executive Officer in fiscal 2022, as well as their incremental cost to Carnival Corporation & plc, are reported in the “Summary Compensation Table” and its accompanying footnotes.

POST-EMPLOYMENT COMPENSATION OBLIGATIONS

Carnival Corporation & plc does not have any change of control agreements that provide cash severance to our Named Executive Officers upon a change of control of Carnival Corporation & plc. Carnival Corporation & plc does not have employment agreements with any of our Named Executive Officers that provide cash severance benefits in connection with the termination of the executive’s employment, with the exception of the employment agreement with Mr. Thamm.
Mr. Burke entered into a Confidentiality Agreement and Restrictive Covenant that provides he is entitled to six months base salary as compensation for his confidentiality and further agreement not to engage in competition with us for a period of six months. The Compensation Committees believe that the consideration provided to Mr. Burke under this agreement is reasonable.
Mr. Thamm’s employment agreement provides that he is generally entitled to an amount equal to 50% of the total remuneration most recently received by him as compensation for his agreement not to engage in competition with us for a period of 12 months. The Compensation Committees believe that the severance benefits provided to Mr. Thamm under his employment agreement are reasonable and in accordance with market practice in the European Union.
Upon termination of employment for certain circumstances or upon a change of control, our Named Executive Officers may be entitled to retain or receive accelerated vesting of equity grants. Under the terms of the Carnival plc 2014 Employee Share Plan and the Carnival Corporation 2020 Stock Plan, however, the default provision upon a change in control would provide only for a “double trigger” acceleration of equity grants (such that no acceleration would occur unless the participant’s employment were subsequently terminated by Carnival Corporation & plc (or its successor) without cause). These benefits are provided under the terms of the plans pursuant to which the equity grants were made,

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the grant agreement and the employment agreement with Mr. Thamm. However, none of our Named Executive Officers are entitled to receive any tax gross-up payments in respect of their severance benefits or accelerated equity grants. The benefits that our Named Executive Officers may be eligible to receive in connection with the termination of their employment or upon a change of control are described in detail in the “Potential Payments Upon Termination or Change of Control” section.
The Compensation Committees believe that these arrangements are reasonable and encourage an executive to comply with post-termination non-compete and other restrictive covenants and to cooperate with us both before and after their employment is terminated.

PENSIONS AND DEFERRED COMPENSATION PLANS

Carnival Corporation & plc do not operate any defined benefit pension or deferred compensation programs for the Named Executive Officers.
PROCESS FOR MAKING COMPENSATION DETERMINATIONS

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ADDITIONAL CONTEXT FOR 2022 DECISIONS
In fiscal 2022, the Compensation Committees continued to consult with their independent consultants and executive management on matters such as compensation planning, staffing levels and retention incentives with the goals of supporting employees, attracting necessary personnel and recognizing the extraordinary efforts of management and the workforce in navigating the pause and resumption of guest cruise operations. The Compensation Committees took into consideration business needs and the impact of decisions on employees and shareholders. The Compensation Committees exercised independent judgment when consulting with or receiving advice from management, executive Directors or compensation consultants.
After the fiscal year was completed, our CEO and our Chair of the Boards of Directors reviewed with the
Compensation Committees the results of those initiatives, progress towards goals and other material items relating to overall Carnival Corporation & plc performance. Our CEO reviewed the annual competitive market analysis provided by the independent consultant, as well as individual performance of each Named Executive Officer and the results of the group of brands or company-wide results, as appropriate, and provided the Compensation Committees with recommended total target compensation levels for each Named Executive Officer, except for his own. The compensation for our Named Executive Officers was then determined by the Compensation Committees using their discretion to evaluate the individual performance of our Named Executive Officers and the overall performance of Carnival Corporation & plc.

IMPACT OF REGULATORY REQUIREMENTS ON COMPENSATION
In making determinations regarding executive compensation, the Compensation Committees consider relevant issues relating to accounting treatment, tax treatment (both company and individual) and regulatory requirements. The global nature of Carnival Corporation & plc’s operations necessarily means that monitoring these technical issues and considering their potential impact on the appropriate design and operation of executive remuneration programs is an increasingly complex exercise. Technical issues are evaluated in light of Carnival Corporation & plc’s philosophy and objectives for executive compensation and their corporate governance principles, as described earlier in this Compensation Discussion and Analysis.

INDEPENDENT COMPENSATION CONSULTANTS

The Compensation Committees have engaged Frederic W. Cook & Co., Inc. (“FW Cook”) (together with its UK affiliated firm, FIT Remuneration Consultants LLP (“FIT”)) to assist in their annual review of our executive and Director compensation programs. The Compensation Committees believe that FW Cook and FIT provided objective advice to the Compensation Committees. FW Cook and FIT provide no other services to Carnival Corporation & plc and have no other connections with Carnival Corporation & plc or individual Directors.
During fiscal 2022, a consultant from FW Cook attended meetings of the Compensation Committees and provided FW Cook’s views on proposed actions by the Compensation Committees.
In accordance with the New York Stock Exchange rules relating to compensation consultant independence, the Compensation Committees have determined that FW Cook and FIT and their consultants are independent after taking into consideration the factors set forth in the New York Stock Exchange rules. Pursuant to the foregoing factors, the Compensation Committees have determined that FW Cook’s and FIT’s work raised no conflicts of interest.

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PEER GROUP CHARACTERISTICS

The Compensation Committees perform an annual review of the compensation practices of certain other publicly-listed companies with the assistance of their consultant. This annual market assessment consists of an analysis of executive pay at a group of publicly-listed peer companies.
In April 2019, based on the recommendations of FW Cook, the Compensation Committees approved a peer group listed below (the “Peer Group”), which was used when assessing the fiscal 2022 compensation for our Named Executive Officers. The Peer Group consists of 19 publicly-listed companies from diverse industries that exhibit similar pre-COVID-19 pandemic size and business characteristics with Carnival Corporation & plc, noting also that not all members of the Peer Group were impacted by the COVID-19 pandemic in the same way. At the time the Peer Group was approved, our revenue ranked at the 45th percentile and market capitalization ranked at the 59th percentile of the Peer Group. We operate in a niche industry with a limited number of other publicly traded cruise operators. The Peer Group reflects the market in which we may compete for business, investor capital and/or executive talent and is more closely aligned to our business complexity, breath, scope, median reviews and market capitalization. The Peer Group reflects a balanced group of companies in the consumer discretionary sector, including media, retailing, services and transportation companies. For these reasons, the Compensation Committees continue to believe that this set of companies remains an appropriate reference group in assessing executive compensation. Therefore, the Peer Group was not changed in 2022 and was used in assessing fiscal 2023 compensation for our Named Executive Officers.

PEER GROUP COMPANIES
• American Airlines Group Inc.	• Kimberly-Clark Corporation	• Norwegian Cruise Line Holdings Ltd.
• Darden Restaurants, Inc.	• Las Vegas Sands Corp.	• Royal Caribbean Cruises Ltd.
• Delta Air Lines, Inc.	• Live Nation Entertainment, Inc.	• Starbucks Corporation
• FedEx Corporation	• Marriott International, Inc.	• United Continental Holdings, Inc.
• General Mills, Inc.	• McDonald’s Corporation	• United Parcel Service, Inc.
• Hilton Worldwide Holdings Inc.	• MGM Resorts International
• International Consolidated Airlines Group, S.A.	• Mondelēz International, Inc.
COMPETITIVE MARKET (PEER GROUP) COMPARISON
Annually, the Compensation Committees’ independent consultant, FW Cook, conducts a competitive market review to assist the Compensation Committees in their assessment of our Named Executive Officers’ competitive positioning of total compensation relative to the markets in which Carnival Corporation & plc competes for executive talent. FW Cook conducted a competitive market assessment on behalf of the Compensation Committees for fiscal 2022. The Compensation Committees reviewed our aggregate Named Executive Officer total compensation in comparison to the competitive market, which consists of the Peer Group as well as third-party surveys that reflect a broad database of hundreds of companies.
The Compensation Committees were not provided with the identities of the companies in the surveys generally (or of the subsets of companies which had data for relevant comparable positions). As applicable, any utilized survey data was combined with the data for the Peer Group to produce a consolidated aggregated competitive market range for total direct compensation.
These analyses suggest that, in the aggregate, total direct compensation levels for our Named Executive Officers are competitively positioned. The Compensation Committees, as advised by FW Cook, consider total direct compensation to be generally

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competitive when within a range of 15% above or below the market median. Actual pay positioning can vary based on factors including job responsibilities, experience, impact of role and individual performance.
Consistent with the approach that the Compensation Committees take in reviewing each element of total direct compensation, the Compensation Committees utilize these analyses to assess the extent to which the compensation provided to our Named Executive Officers is generally consistent with that offered by companies with whom Carnival Corporation & plc competes for executive level talent. The Compensation Committees do not use these analyses to peg any particular element of compensation (or total compensation) to any specific targeted Peer Group level.

STOCK OWNERSHIP POLICY

Our Boards of Directors and Compensation Committees believe it is important for Directors and executive officers to build and maintain a long-term ownership position in Carnival Corporation or Carnival plc shares in order to align their financial interests with those of our shareholders and to encourage the creation of long-term value. Our compensation structure provides for a significant percentage of compensation to be equity-based, which places a substantial portion of compensation at risk over a long-term period. Accordingly, our executive officers, including our Named Executive Officers who are currently executive officers, are subject to a stock ownership policy. The policy specifies target ownership levels of Carnival Corporation or Carnival plc shares for each executive expressed in terms of the value of the equity holdings (excluding unvested performance grants) as a multiple of each executive officer’s base salary. The target ownership levels are as follows:

Officers	Ownership Target—Multiple of Base Salary		Compliance Period
Chair and/or CEO	● ● ● ● ● ●	6x salary	5 years from appointment or promotion
Vice Chair	● ● ● ●	4x salary
Other Executive Officers	● ● ●	3x salary
Other than Mr. Miguez, Mr. Burke and Mr. Weinstein (initially appointed as executive officers in 2021, 2022 and 2022, respectively), all of our executive officers have achieved this Board-mandated requirement. Individuals who are newly designated as executive officers are expected to be in compliance with the stock ownership policy within five years of the date of becoming an executive officer. The stock ownership policy provides that an executive officer will be deemed to be in compliance with the ownership requirements if the decline in the Carnival Corporation or Carnival plc share price results in the executive officer falling below the applicable ownership level, provided that they were in compliance prior to the share price movement and do not sell or transfer ownership of any such shares until after the ownership target has again been achieved, unless otherwise approved by the Boards of Directors.
Carnival Corporation & plc does not make any commitment to any persons covered by the stock ownership policy that they will receive any particular level of equity-based grants. The stock ownership policy provides that executive officers be required to retain at least 50% of the shares received upon release after deducting withholding taxes, until their target ownership is achieved.

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HEDGING POLICY

Because we believe it is improper and inappropriate for any Board member or employee to engage in short-term or speculative transactions involving Carnival Corporation & plc securities, our Securities Trading Policy provides that they may not engage in any of the following activities with respect to Carnival Corporation & plc securities at any time:
•
purchasing of shares of either Carnival Corporation or Carnival plc on margin;

•
short sales; or

•
buying or selling puts, calls or other derivatives in respect of Carnival Corporation & plc securities.

Board members and employees may pledge shares, including as part of a margin account, but they are warned that sales of such shares could have securities law implications, including under Section 16 of the U.S. Securities Act, as well as market disclosure and other obligations under the UK Market Abuse Regulation (“MAR”).
Although we discourage speculative hedging transactions, employees (other than executive officers) are permitted to engage in long-term hedging transactions that are designed to protect their investment in Carnival Corporation and Carnival plc shares (i.e., the hedge must be for at least one year and relate to shares or options held by the individual). Any such transactions must be pre-cleared by the Legal Department. Because these activities raise issues under the U.S. federal securities laws as well as MAR, any person intending to engage in permitted hedging transactions is strongly urged to consult his or her own legal counsel.
Our Securities Trading Policy provides additional restrictions for Directors and executive officers. They are prohibited from purchasing, selling or writing any exchange-traded call and put options that have Carnival Corporation or Carnival plc shares as the underlying security. In addition, Directors and executive officers may not engage in any hedging transaction on Carnival Corporation or Carnival plc shares that they beneficially own, including, but not limited to, “forward contracts,” “collars,” “equity swaps” or “straddles.”

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Report of the Compensation Committees
The Compensation Committees have reviewed the Compensation Discussion and Analysis and discussed it with the management of Carnival Corporation & plc. Based on their review and discussions with management, the Compensation Committees recommended to our Boards of Directors that the Compensation Discussion and Analysis be incorporated by reference into the Carnival Corporation & plc 2022 joint Annual Report on Form 10-K and included in the Carnival Corporation & plc 2023 Proxy Statement. This Report is provided by the following independent Directors, who comprise the Compensation Committees:

THE COMPENSATION COMMITTEE OF CARNIVAL CORPORATION THE COMPENSATION COMMITTEE OF CARNIVAL PLC
(1)
Mr. Glasier has decided not to seek re-election and will retire from the Boards with effect from the conclusion of the 2023 Annual Meetings of Shareholders.

Compensation Committee Interlocks and Insider Participation
During fiscal 2022, the Compensation Committees were comprised of the four independent Directors listed above. No member of the Compensation Committees is a current, or during fiscal 2022 was a former, officer or employee of Carnival Corporation, Carnival plc or any of their subsidiaries. During fiscal 2022, no member of the Compensation Committees had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. In fiscal 2022, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of Carnival Corporation or Carnival plc.

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Compensation Tables
Compensation Tables
SUMMARY COMPENSATION TABLE

Although Carnival Corporation and Carnival plc are two separate entities, our business is run by a single senior management team. The following tables, narrative and footnotes discuss the compensation of our CEO, our Chief Financial Officer, our three other most highly compensated executive officers for the year ended November 30, 2022 and one former executive officer for whom disclosure would have been provided pursuant to Item 402 of Regulation S-K but for the fact that he was not serving as an executive officer at the end of fiscal 2022, who are referred to as the Named Executive Officers. Mr. Thamm’s cash compensation was payable in euro. These euro amounts have been converted into U.S. dollars at the average U.S. dollar to euro exchange rate for fiscal 2022 of $1.06:€1. The value for Carnival plc ordinary shares has been converted from sterling into U.S. dollars based on the exchange rate on the date of grant, being $1.36:£1 on January 19, 2022.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
Josh Weinstein President, CEO and Chief Climate Officer(3)	2022	983,333	4,695,000	2,044,644	291,176	8,014,153
David Bernstein Chief Financial Officer and Chief Accounting Officer	2022	850,000	0	1,320,000	418,671	2,588,671
	2021	750,000	2,129,909	2,000,000	77,298	4,957,207
	2020	526,902	3,682,967	0	216,455	4,426,324
William Burke(3) Chief Maritime Officer	2022	641,333	0	550,000	93,550	1,284,883
Enrique Miguez General Counsel	2022	500,000	0	385,000	216,484	1,101,484
	2021	437,500	219,991	600,000	106,292	1,363,783
Michael Thamm Group CEO of Costa Group & Carnival Asia	2022	911,865	0	1,301,256	109,045	2,322,166
	2021	1,023,698	2,981,753	2,656,080	190,238	6,851,769
	2020	631,781	4,369,595	0	175,443	5,176,819
Arnold W. Donald Former President, CEO and Chief Climate Officer; former Vice Chair(4)	2022	1,500,000	5,999,996	3,300,000	344,439	11,144,435
	2021	1,500,000	7,449,735	6,000,000	114,053	15,063,788
	2020	857,413	12,228,417	0	220,267	13,306,097

(1)
No stock option grants were made in fiscal 2020 through 2022. The amounts included in the “Summary Compensation Table” reflect the grant date fair value, assuming no risk of forfeiture, of the grants of Carnival Corporation RSUs and Carnival plc RSUs made to our Named Executive Officers in fiscal 2022, calculated in accordance with ASC 718. The valuation of share-based grants is discussed in Notes 2 and 13 to the financial statements in the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2022. The amounts reflect the grant date fair value of the ERA RSU grant made to Mr. Donald in February 2022 and the LTPBS grant made to Mr. Weinstein, calculated in accordance with ASC 718. The grant date fair value of the ERA and PBS grants assuming combined maximum performance (200% of target, respectively) is $8,999,994 for Mr. Donald’s ERA and $9,390,000 for Mr. Weinstein’s LTPBS. For the proceeds received by the Named Executive Officers upon the vesting of RSUs, see the “Stock Vested for Fiscal 2022” table. No stock awards were granted in fiscal 2022 to Messrs. Bernstein, Burke, Miguez and Thamm. For earned value of equity grants to be made to our Named Executive Officers in 2023 as compensation for fiscal 2022 performance, see the “Value of Fiscal 2022 Performance Equity For Our Named Executive Officers To Be Granted in 2023” table. For the proceeds actually received by the Named Executive Officers upon the vesting of RSUs, see the “Stock Vested for Fiscal 2022” table.

(2)
See the “All Other Compensation” table for additional information.

(3)
Mr. Weinstein and Mr. Burke are Named Executive Officers for the first time in fiscal 2022.

(4)
Mr. Donald stepped down as our President, CEO and Chief Climate Officer effective August 1, 2022 and as Vice Chair and member of the Boards of Directors effective November 30, 2022.

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VALUE OF FISCAL 2022 PERFORMANCE EQUITY FOR OUR NAMED EXECUTIVE OFFICERS TO BE GRANTED IN 2023
The amounts set forth in the column entitled Stock Awards in the “Summary Compensation Table” do not represent the equity-based compensation granted as compensation for fiscal 2022. As required by SEC rules and as described in Note 1 to the “Summary Compensation Table,” the amounts reported in this column only reflect the grants made during fiscal 2022. The amounts reported in this column do not include the values associated with the 2022 MTE and PBS grants to be made in fiscal 2023 that are described in the “Disclosure and the Timing of Long-Term Incentive and Equity-Based Compensation” section of the Compensation Discussion and Analysis. The 2022 MTE and PBS grants to be made to our Named Executive Officers in fiscal 2023 as compensation for fiscal 2022 are as follows:

Name	Fiscal 2022 MTE Value ($)	Fiscal 2022 PBS Value ($)
Josh Weinstein	1,248,726	1,212,110
David Bernstein	935,000	1,870,000
William Burke	192,500	247,500
Enrique Miguez	275,000	110,000
Michael Thamm	542,190	1,301,256
Arnold W. Donald	2,200,000	3,850,000

(1)
The amounts reflect the fiscal 2022 target values multiplied by the final payout percentage of 110% approved by the Compensation Committees on January 9, 2023. These values will be presented for approval of fiscal 2022 MTE and PBS RSU grants in fiscal 2023. These values will be converted into a number of MTE and PBS RSUs based on the closing price of our shares on the date the grants are approved. The grants will vest pro-rata annually in 2024 and 2025. The values for Mr. Thamm have been converted from euro into U.S. dollars at the average U.S. dollar to euro exchange rate for fiscal 2022 of $1.06: €1.

ALL OTHER COMPENSATION
Each component of the “All Other Compensation” column in the “Summary Compensation Table” for fiscal 2022 is as follows:
Name	Compensation in lieu of Savings Plan Profit Sharing Contribution	Employer Contributions to Defined Contribution Plan ($)	Accidental Death or Dismemberment Insurance	Private Medical/ Health Insurance Costs and Premiums(1) ($)	Automobile Lease or Allowance ($)	Personal Use of Aircrafts and Other Personal Air Travel(2) ($)	Driver and Security ($)	Tax Planning and Return Preparation Fees	Other(3) ($)	Total ($)
Josh Weinstein	192,500	9,305	136	63,203	15,277	—	—	7,525	3,230	291,176
David Bernstein	330,000	10,675	136	57,020	11,400	—	—	7,000	2,440	418,671
William Burke	30,240	10,675	92	39,125	11,400	—	—	0	2,018	93,550
Enrique Miguez	126,231	10,500	136	63,566	10,800	—	—	3,000	2,251	216,484
Michael Thamm	—	—	14,870	14,688	28,409	—	27,777	9,214	14,087	109,045
Arnold W. Donald	150,000	10,675	89	55,224	24,000	70,338	—	32,110	2,003	344,439

(1)
Certain of our Named Executive Officers are eligible to participate in an executive health insurance program, which includes a fully insured plan and a secondary insured plan. Amounts reported represent the cost of the premiums paid on a Named Executive Officer’s behalf under these plans plus the additional costs of medical services rendered during the fiscal year. Named Executive Officers participating in this plan generally have until March 31, 2023 to submit their 2022 claims for reimbursement, and as a result, these amounts may increase. The maximum amount that may be reimbursed in any year under the secondary plan is $20,000.

(2)
Represents the aggregate incremental cost to Carnival Corporation & plc for travel on the Aircraft not related to company business. The aggregate incremental cost for the use of the Aircraft for personal travel is calculated by multiplying the hourly variable cost rate for the Aircraft used by the hours used. The hourly variable cost rate primarily includes fuel, airport handling and other fees, Aircraft repairs and maintenance, crew expenses and catering. The hourly variable cost rate is recomputed

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Compensation
Compensation Tables
annually to reflect changes in costs. Fixed costs which do not change based on usage, such as pilots’ salaries, Aircraft depreciation and overhead costs, are excluded.
(3)
Includes the total amount of other benefits provided, none of which individually exceeded $25,000 or 10% of the total amount of benefits for the designated Named Executive Officer. These other benefits include automobile repair and expenses, life and disability insurance premiums, reimbursement of tax advisor fees and associated gross-up, and personal transportation and spousal meals.

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2022 for Non-Executive Directors is included in
Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this Proxy Statement.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2022

Equity grants and non-equity awards made to the Named Executive Officers during fiscal 2022 are as follows:
	Grant Type		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1) ($)			All Other Stock Awards: Number of Shares of Stock or Units(2) (#)	Grant Date Fair Value of Stock Awards(3) ($)
Name		Grant Date	Threshold	Target	Maximum
Josh Weinstein	Annual Bonus		929,384	1,858,767	3,717,534
	ERA Cash	2/04/2022	2,500,000	5,000,000	7,500,000
	LTPBS	8/22/2022				500,000	4,695,000
David Bernstein	Annual Bonus		600,000	1,200,000	2,400,000
	ERA Cash	2/04/2022	2,500,000	5,000,000	7,500,000
William Burke	Annual Bonus		250,000	500,000	1,000,000
	ERA Cash	2/04/2022	2,500,000	5,000,000	7,500,000
Enrique Miguez	Annual Bonus		175,000	350,000	700,000
	ERA Cash	2/04/2022	1,000,000	2,000,000	3,000,000
Michael Thamm	Annual Bonus		591,480	1,182,960	2,365,920
	ERA Cash	2/04/2022	2,500,000	5,000,000	7,500,000
Arnold W. Donald	Annual Bonus		1,500,000	3,000,000	6,000,000
	ERA Cash	2/04/2022	3,000,000	6,000,000	9,000,000
	ERA RSU	2/4/2022				300,601	5,999,996

(1)
Represents the potential value of the payout of the annual bonuses under the Management Incentive Plan for fiscal 2022 performance and ERA performance cash incentive granted in 2022. The annual bonus awards were made under the MIP and the ERA performance incentive was granted under the Carnival Corporation 2020 Stock Plan for all Named Executive Officers other than Mr. Thamm, whose ERA performance incentive was granted under the Carnival plc 2014 Employee Share Plan. The actual amount of a Named Executive Officer’s annual bonus paid in fiscal 2023 for fiscal 2022 performance is shown in the “Summary Compensation Table” in the “Non-Equity Incentive Plan Compensation” column. For a more detailed description of the potential payout under each plan, see the description in the “2022 Annual Bonuses” section of the Compensation Discussion and Analysis.

(2)
Represents the full grant date fair values of the equity grants made in fiscal 2022, which were determined based on the assumptions set forth in Notes 2 and 13 to the financial statements in the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2022 (disregarding estimated forfeitures). The full grant date fair value for a grant is the amount that Carnival Corporation & plc will expense in their financial statements over the grant’s vesting schedule or until the retirement eligibility date, if such date is earlier than the vesting date, when vesting is not contingent upon future performance. The full grant date fair value may not correspond to the actual value that will be realized. The maximum number of LTPBS units Mr. Weinstein may receive is 1,000,000. The maximum number of ERA units Mr. Donald may receive is 450,901.

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Compensation
Compensation Tables
NARRATIVE DISCLOSURE TO THE “SUMMARY COMPENSATION TABLE” AND THE “GRANTS OF PLAN-BASED AWARDS IN FISCAL 2022” TABLE

EMPLOYMENT AGREEMENTS
Only one of our Named Executive Officers, Mr. Thamm, has an employment agreement.
Mr. Thamm entered into a new agreement in April 2017 setting forth the contractual and economic terms of his post as the CEO of Costa Group and Carnival Asia. Mr. Thamm’s compensation is determined at the discretion of the Compensation Committees.
Mr. Donald’s employment agreement is no longer effective following his resignation.
For more detailed information regarding the employment agreements, please refer to the Compensation Discussion and Analysis and the exhibit index to the Carnival Corporation & plc 2022 joint Annual Report on Form 10-K.

ANNUAL BONUS PLANS
Annual bonuses for our Named Executive Officers are determined based on the Management Incentive Plan. For more detailed information regarding this plan, please refer to the Compensation Discussion and Analysis and the exhibit index to the Carnival Corporation & plc 2022 joint Annual Report on Form 10-K.

EQUITY-BASED COMPENSATION
The Compensation Committees made an ERA RSU grant to Mr. Donald in February 2022 and a LTPBS grant to Mr. Weinstein in August 2022.
None of these grants receive dividends or have voting rights. Each grant is credited with dividend equivalents equal to the value of cash and stock dividends, if any, paid on Carnival Corporation common stock or Carnival plc ordinary shares. The dividend equivalents, if any, are settled only when these RSUs are released from restriction.
Please refer to the Compensation Discussion and Analysis for additional detail on these grants. For further information regarding forfeiture and treatment upon termination or change of control, refer to the “Potential Payments Upon Termination or Change of Control” section.

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Compensation
Compensation Tables
OUTSTANDING EQUITY AWARDS AT FISCAL 2022 YEAR-END

Our Named Executive Officers do not hold options over either Carnival Corporation or Carnival plc shares. Information with respect to outstanding Carnival Corporation restricted shares and RSUs granted by
Carnival Corporation & plc to and held by our Named Executive Officers as of November 30, 2022, except for Mr. Thamm whose RSUs are related to Carnival plc ordinary shares, is as follows:

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Josh Weinstein	38,954(2)	386,813	3,597	27,178(3)
			31,100	418,639(4)
			3,000	0(5)
			500,000	4,965,000(6)
TOTAL	38,954	386,813	537,697	5,410,817
David Bernstein	68,038(2)	675,617	20,388	154,084(3)
			46,650	627,953(4)
			15,000	0(5)
TOTAL	68,038	675,617	82,038	782,037
William Burke	18,702(2)	168,318	5,396	36,954(3)
			12,800	156,159(4)
			4,000	0(5)
TOTAL	18,702	168,318	22,196	193,113
Enrique Miguez	3,853(8)	38,260	479	3,615(3)
	7,028(2)	69,788
TOTAL	10,881	108,048	479	3,615
Michael Thamm	111,364(2)	956,617	31,144	203,609(3)
			64,700	753,403(4)
			18,000	0(5)
TOTAL	111,364		113,844	957,012
Arnold W. Donald	237,973(2)	2,363,072	71,959	543,836(3)
			150,000	2,019,166(4)
			300,601	2,984,968(7)
			50,000	0(5)
TOTAL	237,973	2,363,072	572,560	5,547,970

(1)
Market value of the stock awards is based on the closing price of Carnival Corporation common stock on November 30, 2022 of $9.93, except for the Carnival plc RSUs granted to Mr. Thamm under the Carnival plc 2014 Employee Share Plan, which are based on closing price of Carnival plc ordinary shares on November 30, 2022 of £7.16, which has been converted into $8.59 based on the November 30, 2022 exchange rate of  $1.20:£1.

(2)
Restrictions lapse on January 19 in each of 2023 and 2024.

(3)
Market value reflects the final performance payout of 76.11% of target on the February 2020 Annual PBS grant for which the performance period ended on November 30, 2022. These grants vested based upon the extent to which annual Adjusted Operating Income, as adjusted for fuel price changes and currency exchange rate impacts for each of the three fiscal years in the 2020-2022 performance cycle, ROIC for 2021-2022 and ESG metrics, exceed specified performance goals. Additional shares will be provided to take into account dividend reinvestment during the performance period. Restrictions lapse on February 6, 2023.

(4)
Market value reflects the final performance payout of 135.56% of target of the August 2020 Special PBS (“SPBS”) grant for which the performance period ended on November 30, 2022. These grants vested based upon the extent to which certain ESG metrics for the three fiscal years in the 2020-2022 performance cycle exceed specified performance goals. Restrictions lapse on February 6, 2023.

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Compensation
Compensation Tables
(5)
Market value reflects the final performance payout of 0% of target of the January 2020 SEA grant as at November 30, 2022. These grants vest based on attaining certain absolute TSR growth goals and may be modified by TSR rank relative to our 2020 Peer Group at the end of a three-year performance period. The maximum relative TSR modification is 150% of the absolute TSR performance for a combined maximum payout of 4.5 times target. The 2020 SEA grant is also subject to a value cap of 5.5 times the grant date value. Threshold performance was not achieved resulting in no payout.

(6)
Market value is based on target performance assuming 100% payout on the August 2022 LTPBS grant as at November 30, 2022. This grant vests zero to 200% of target based upon the extent to which the LTPBS performance measure exceeds specified performance goals.

(7)
Market value is based on target performance assuming 100% payout on the February 2022 ERA grant as at November 30, 2022. This grant vests zero to 200% of target based upon the extent to which the ERA performance measures exceeds specified performance goals.

(8)
Restrictions lapse on January 17, 2023.

STOCK VESTED FOR FISCAL 2022

None of our Named Executive Officers held options during fiscal 2022. The following table provides information for our Named Executive Officers on the number of shares acquired upon the vesting of RSUs and the value realized, before the payment of any applicable withholding tax and broker commissions.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Josh Weinstein	38,030	730,681
David Bernstein	62,828	1,221,723
William Burke	18,272	358,283
Enrique Miguez	14,642	282,696
Michael Thamm	96,049	1,739,238
Arnold W. Donald	214,001	3,683,889

(1)
The fair market value of Carnival Corporation common stock realized on vesting has been determined using the average of the highest and lowest sale prices reported as having occurred on the New York Stock Exchange on the date of vesting. The fair market value of Carnival plc ordinary shares realized on vesting has been determined using the average of the highest and lowest sale prices reported as having occurred on the London Stock Exchange on the date of vesting. The value for Carnival plc ordinary shares has been converted from sterling into U.S. dollars based on the exchange rate on the date of vesting.

PENSION BENEFIT IN FISCAL 2022

None of the Named Executive Officers participate in any defined benefit pension plans sponsored by Carnival Corporation or Carnival plc.
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Compensation
Compensation Tables
NONQUALIFIED DEFERRED COMPENSATION IN FISCAL 2022

None of the Named Executive Officers participate in any non-qualified deferred compensation plans sponsored by Carnival Corporation or Carnival plc.
Messrs. Weinstein, Donald, Bernstein, Burke and Miguez and other Carnival Corporation employees who are deemed highly compensated employees under IRS regulations are generally eligible to receive a matching contribution under the 401(k) Plan and are paid a profit-sharing contribution as additional cash compensation. The matching contribution is contributed to the 401(k) Plan by Carnival Corporation on behalf of these individuals, whereas the profit-sharing contribution is paid directly to these individuals as a cash bonus. Employees hired after January 1, 2020 are not eligible to participate in profit-sharing.
From January 1, 2021, Carnival Corporation matched 100% of employee deferrals up to 1% of eligible pay plus 50% of employee deferrals that exceed 1% of eligible pay but do not exceed 6% of eligible pay.
“Eligible pay” includes regular pay (before any pre-tax contributions from pay and taxes) and bonus. For matching and profit-sharing contributions, eligible pay does not include amounts in excess of the maximum compensation rate under Internal Revenue Code Section 401(a)(17).
The profit-sharing contributions are based upon eligible pay and years of service according to the following schedule:
Years of Service at December 31, 2021	Award (% of Eligible Pay)
<2	0%
2-5	1%
6-9	2%
10-13	3%
14-16	5%
17-19	7%
20-22	9%
23-25	12%
≥26	15%
As of November 30, 2022, Weinstein, Messrs. Donald, Bernstein, Burke, Miguez had 21, 10, 25, 9, 26 years of service, respectively. No additional years of service are counted for purposes of the profit-sharing contributions after December 31, 2021.

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Compensation
Potential Payments Upon Termination or Change of Control
Potential Payments Upon Termination or Change of Control
Each of our Named Executive Officers may be eligible to receive certain payments and benefits in connection with termination of employment under various circumstances. The potential benefits payable to our Named Executive Officers in the event of termination of employment under various scenarios on November 30, 2022 are described below.
In addition to benefits described below, our Named Executive Officers will be eligible to receive any benefits accrued under Carnival Corporation & plc broad-based employee benefit plans, such as distributions under life insurance and disability benefits and accrued vacation pay, in accordance with those plans and policies. These benefits are generally available to all employees.

CASH SEVERANCE BENEFITS

It is the policy of the Compensation Committees for executive officers to have notice periods of not more than 12 months in duration. The Compensation Committees may make an exception to this practice where they believe doing so would be in the best interests of Carnival Corporation and Carnival plc and their shareholders. The Compensation Committees will continue to consider the individual circumstances of each case taking account of best practice in the UK and the U.S. and the expected cost to Carnival Corporation & plc of any termination of an executive’s employment arrangements.
Accordingly, Messrs. Weinstein, Bernstein and Miguez have no employment agreements and no entitlement to severance except for possible retention of unvested restricted share grants depending on the circumstances of their separation of employment discussed below.
Mr. Thamm is our only Named Executive Officer with an employment agreement providing cash severance and other benefits. Mr. Thamm is eligible to receive 50% of the total remuneration most recently received by him if his employment is terminated, as consideration for his non-competition and non-solicitation obligations. In addition, Mr. Burke is eligible to receive six months base salary upon separation from employment for any reason other than for cause as consideration for his non-competition and non-solicitation obligations pursuant to a Confidentiality Agreement and Restrictive Covenant.

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Compensation
Potential Payments Upon Termination or Change of Control
ESTIMATED CASH AND BENEFITS PAYMENTS UPON TERMINATION OF EMPLOYMENT

The following table quantifies the cash compensation or value of benefits that Messrs. Thamm and Burke would receive upon termination of employment. None of the other Named Executive Officers are eligible to receive cash compensation or benefits upon termination of employment, other than broad-based benefits described above. The amounts shown assume the event that triggered the treatment occurred on November 30, 2022. The table does not include amounts they would be entitled to without regard to the circumstances of termination, such as earned or accrued compensation.

Name	Benefit	Termination without Cause ($)	Voluntary Termination (without Good Reason) ($)	Voluntary Termination (with Good Reason) ($)	Death or Disability ($)	Change of Control ($)
William Burke	Non-Competition Compensation	350,000	350,000	350,000	350,000	350,000
TOTAL		350,000	350,000	350,000	350,000	350,000
Michael Thamm	Non-Competition Compensation(1)	3,770,685	1,885,343	1,885,343	1,885,343	1,885,343
TOTAL		3,770,685	1,885,343	1,885,343	1,885,343	1,885,343

(1)
These amounts would be payable in euro. Mr. Thamm’s potential non-competition compensation has been converted into U.S. dollars using the average U.S. dollar to euro exchange rate for fiscal 2022 of $1.06:€1.

EQUITY-BASED COMPENSATION

Vesting of RSUs upon termination of a Named Executive Officer’s employment is dependent upon the reasons his employment is terminated, the terms of the respective equity plan and the associated equity grant agreement. Equity grants made to our Named Executive Officers are subject to the same terms as all other participants generally.

CARNIVAL CORPORATION 2011 STOCK PLAN AND CARNIVAL CORPORATION 2020 STOCK PLAN
All our Named Executive Officers, except Mr. Thamm, have received annual equity grants under both the Carnival Corporation 2011 Stock Plan (“CC 2011”) and the Carnival Corporation 2020 Stock Plan (“CC 2020”). Mr. Thamm has received grants under both the CC 2011 and Carnival plc 2014 Employee Share Plan (“Plc 2014”). The following table summarizes the types of equity grants that are issued to our Named Executive Officers under each of CC 2011, CC 2020 and Plc 2014:

Name	LTPBS	PBS	SEA	ERA	SPBS	TBS
Josh Weinstein	CC 2020	CC 2011	CC 2011		CC 2020	CC 2020
David Bernstein		CC 2011	CC 2011		CC 2020	CC 2020
William Burke		CC 2011	CC 2011		CC 2020	CC 2020
Enrique Miguez		CC 2011				CC 2011
CC 2020
Michael Thamm		Plc 2014	CC 2011		Plc 2014	Plc 2014
Arnold W. Donald		CC 2011	CC 2011	CC 2020	CC 2020	CC 2020
The terms of the Carnival Corporation 2011 Stock Plan and Carnival Corporation 2020 Stock Plan and the equity grant agreements applicable to participants generally provide that upon termination for death or disability, all unvested equity grants will immediately vest. The SEA grants will also be retained if

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Compensation
Potential Payments Upon Termination or Change of Control
employment is terminated without cause. The SPBS grants are forfeited upon termination for any reasons other than after a change of control. If the Named Executive Officers’ employment is terminated for any reason, the TBS and ERA grants will be forfeited. For the purposes of the agreement, “cause” is defined as any action or inaction which constitutes fraud, embezzlement, misappropriation, dishonesty, breach of trust, a felony or moral turpitude, as determined by the Boards of Directors.
Upon involuntary termination within 12 months after a change of control, the restricted period on all RSUs immediately expires.
Change of control means the occurrence of any of the following:
•
the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either:

(A)
the then outstanding shares of common stock of Carnival Corporation; or

(B)
the combined voting power of the then outstanding voting securities of Carnival Corporation and Carnival plc entitled to vote generally in the election of Directors, except that this provision does not apply to affiliated companies or the Arison family;

•
the incumbent Directors cease to constitute at least a majority of the Boards of Directors;

•
the dissolution or liquidation of Carnival Corporation;

•
the sale, transfer or other disposition of all or substantially all of the business or assets of Carnival Corporation; or

•
the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving Carnival Corporation that requires the approval of the shareholders, whether for such transaction or the issuance of securities in the transaction.

Upon involuntary termination within 12 months after a change of control, the restricted period on all RSUs immediately expires. All of the equity grants made to participants, including our Named Executive Officers, contain clawback and forfeiture provisions in the event of a violation of confidentiality or non-compete provisions (which restrict them from competing with Carnival Corporation & plc for the remainder of the grant’s vesting period) or fraud or conduct contributing to any financial restatements or irregularities.

CARNIVAL PLC 2014 EMPLOYEE SHARE PLAN
Mr. Thamm is the only Named Executive Officer who received grants under the Carnival plc 2014 Employee Share Plan. He received PBS, SPBS and TBS grants under the Carnival plc 2014 Employee Share Plan. Mr. Thamm receives the same treatment under the plans as other participants generally. All grants vest upon termination of employment for death or disability. Upon retirement, the TBS grant will continue to vest according to its terms as if the employment had not been terminated. Retirement is defined as voluntary termination of an employee being at least 60 years of age with 15 years of service or at least 65 years of age with five years of service. Upon involuntary termination within 12 months after a change of control, the restricted period on all RSUs immediately expires.
Change of control is defined to mean the occurrence of any of the following:
•
a person (either alone or together with any person acting in concert with him) obtaining control of

Carnival plc as a result of a general offer or otherwise for the whole of the share capital of Carnival plc (other than those shares which are already owned by him and/or any person acting in concert with him);
•
the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either:

(A)
the then outstanding shares of Carnival plc, or

(B)
the combined voting power of the then outstanding voting securities of Carnival plcentitled to vote generally in the election of Directors, except that this provision does not apply to affiliated companies or members of the Arison family;

•
the incumbent Directors cease to constitute at least a majority of the Boards of Directors;

•
a person becoming bound or entitled to give notice under Sections 428 to 430F of the Companies Act to acquire shares;

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Compensation
Potential Payments Upon Termination or Change of Control
•
a court directing that a meeting of the holders of shares be convened pursuant to Section 425 of the Companies Act for the purposes of considering a scheme of arrangement of Carnival plc or its amalgamation with any other company or companies and the scheme of arrangement being approved by the shareholders’ meeting or sanctioned by the court;

•
notice being duly given of a resolution for the voluntary winding-up of Carnival plc;

•
the sale, transfer or other disposition of all or substantially all of the business or assets of Carnival plc; or

•
the completion of a reorganization, recapitalization, merger, consolidation, share exchange or similar form of corporate transaction involving Carnival plc that requires the approval of the shareholders, whether for such transaction or the issuance of securities in the transaction.

All of the equity grants made to our Named Executive Officers contain confidentiality and non-compete provisions that restrict them from competing with Carnival plc. If they breach either of these provisions, they will forfeit the right to receive all unvested and unreleased equity grants.

POTENTIAL VALUE OF EQUITY GRANTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

The following table details the value of all outstanding RSU grants that would have become vested, or that could have continued to vest, subject to any non-compete and confidentiality requirement, for termination of employment or upon a change of control as of November 30, 2022. The true value of these equity grants for future vesting periods is subject to market fluctuations occurring over time.

ESTIMATED POTENTIAL VALUE OF EQUITY GRANTS(1)(2)

Name	Termination without Cause ($)	Death or Disability ($)	Retirement ($)	Change of Control(3) ($)
Josh Weinstein	29,790	5,417,321	0	5,726,144
David Bernstein	148,950	1,027,020	0	1,490,255
William Burke	39,720	279,013	0	406,117
Enrique Miguez	—	112,805	—	112,805
Michael Thamm	178,740	1,349,800	0	1,941,295
Arnold W. Donald	496,500	3,574,125	0	5,063,625
TOTAL	893,700	11,760,085	0	14,740,241

(1)
The value for RSUs is based on the closing price of Carnival Corporation common stock on November 30, 2022 of  $9.93, except for the Carnival plc RSUs held by Mr. Thamm, which is based on the closing price of Carnival plc ordinary shares on November 30, 2021 of £7.16, which has been converted into $8.59 based on the November 30, 2022 exchange rate of $1.20:£1.

(2)
The value of the RSUs are reflected using the target number of RSUs granted.

(3)
Termination of employment is required to trigger acceleration upon a change of control.

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Compensation
U.S. CEO Pay Ratio
U.S. CEO Pay Ratio
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee. The 2022 annual total compensation of our CEO as set forth in the Summary Compensation Table is $8,014,153, the 2022 annual total compensation of our median compensated employee is $14,496, and the ratio of these amounts is 553 to 1. Our median compensated employee population consists primarily of ship-based employees who work fewer than twelve months of the year.
Employee	2022 Annual Total Compensation ($)	Pay Ratio
CEO	8,014,153	553:1
Median employee, other than our CEO	14,496
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our global human resources and payroll systems of record and the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
To identify our median employee, we used total cash compensation for our estimated employee population of 82,096 as of September 30, 2022. Our workforce includes a large number of ship-based employees who typically work six to eleven months of the year and we did not annualize the pay for our employees when identifying our median. The number of employees relative to the prior year is higher because of an increase in the workforce for both our shore and ship-based employees as part of our continued resumption of guest cruise operations. Also, a larger number of ship-based employees that returned to service at the end of 2021 were able to work for a greater portion of 2022 and more employees returned to service or joined for the first time in 2022. This resulted in higher median compensation for fiscal 2022 and a lower ratio as compared to prior years. Of the employees returning to service in 2022, we again saw a fair number of ship-based employees that returned to service shortly before or during the month of September 2022 for whom the pay actually received in 2022 is lower than what is ordinarily seen in a full year.
We then applied a valid statistical sampling methodology to identify employees who were paid within a 1% range of the median. From these employees, we then identified a representative median employee from this group and calculated that employee’s annual total compensation in fiscal 2022 consistent with Item 402(c) of Regulation S-K. This figure includes gratuities directly billed to our guests but excludes any cash gratuities paid directly to the employee by guests. It also excludes room and meals, transportation to and from the ship, and medical care, which are provided to our ship-based employees without charge.

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Audit Matters
PROPOSAL 16
Re-Appointment of Auditors of Carnival plc and Ratification of Selection of Auditors of Carnival Corporation
PROPOSAL 17
Authorization to Determine the Remuneration of Independent Auditors of Carnival plc
The Audit Committee of the Board of Directors of Carnival plc has selected the UK firm of PricewaterhouseCoopers LLP as Carnival plc’s independent auditors for the year ending November 30, 2023. The Audit Committee of the Board of Directors of Carnival Corporation has selected the U.S. firm of PricewaterhouseCoopers LLP as Carnival Corporation’s independent registered public accounting firm for the year ending November 30, 2023. In doing so, the Audit Committees confirm that the selection is free from third party influence and no restrictive contractual clauses have been imposed on them. At this time, we are unable to anticipate if representatives of both the U.S. and UK firms of PricewaterhouseCoopers LLP will be present at the Annual Meetings of Shareholders. If they attend, they will have an opportunity to make a statement if they desire to do so and would be expected to be available to respond to appropriate questions from shareholders.
Proposal 16 would re-appoint the UK firm of PricewaterhouseCoopers LLP as the independent auditors of Carnival plc for the fiscal 2023 audit. It is a requirement of Section 489(2) of the Companies Act that Carnival plc appoint its independent auditors before the end of a general meeting at which its annual accounts and reports are laid (which, in the case of Carnival plc, occurs this year at its Annual General Meeting). Proposal 16 would also ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Carnival Corporation.
Although ratification by our shareholders of the appointment of an independent public accounting firm of Carnival Corporation is not legally required, our Boards of Directors believe that such action is desirable. If our shareholders do not approve Proposal 16, the Audit Committees will consider the selection of another accounting firm for 2023 .
In accordance with the UK auditor rotation requirements, PwC will not be eligible to continue as our auditor after the conclusion of their fiscal 2023 audit. As a result, during fiscal 2022, the Audit Committees oversaw a competitive tender process to select a new audit firm for the fiscal 2024 audit. Following a rigorous selection process, the Boards of Directors selected Deloitte & Touche LLP as the independent registered public accounting firm of Carnival Corporation and Deloitte LLP as the

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Audit Matters
Report of the Audit Committees
independent auditors of Carnival plc for the fiscal 2024 audit, subject to shareholder approval and ratification at the 2024 Annual Meetings of Shareholders. Refer to the Carnival plc Corporate Governance Report (attached as Annex C to this Proxy Statement) for additional information on the audit tender, selection and auditor transition for the 2024 audit.
Under Proposal 17, you are being asked to authorize the Audit Committee of Carnival plc to determine the remuneration of the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc.

The Boards of Directors unanimously recommend a vote FOR the re-appointment of the UK firm of PricewaterhouseCoopers LLP as Carnival plc’s independent auditors for the 2023 fiscal year, the ratification of the selection of PricewaterhouseCoopers LLP as Carnival Corporation’s independent registered public accounting firm for the 2023 fiscal year and the authorization of the Audit Committee of Carnival plc to determine the remuneration of the UK firm of PricewaterhouseCoopers LLP.

Report of the Audit Committees
Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate Board of Directors, each of which in turn has its own Audit Committee. In accordance with their charter, each Audit Committee assists the relevant Board of Directors in carrying out its oversight of:
•
the integrity of the relevant financial statements;

•
our compliance with legal and regulatory requirements (other than health, environmental, safety and security matters and compliance matters addressed by the Compliance Committees);

•
the independent auditors’ qualifications and independence;

•
the performance of Carnival Corporation & plc’s internal audit functions and independent auditors;

•
risk management related to financial, information technology (including cybersecurity and data privacy) and non-HESS related operational risks, as well as monitoring changes to and compliance with related legal and regulatory requirements.

Both Audit Committees are subject to the audit committee independence requirements under the corporate governance standards of the New York Stock Exchange and relevant SEC rules, and the Audit Committee of Carnival plc is also subject to the requirements of the UK Corporate Governance Code. The two Audit Committees have identical members and each currently consists of five independent (as defined by the listing standards of the New York Stock Exchange, SEC rules and the UK Corporate Governance Code) Non-Executive Directors. The Carnival Corporation Board of Directors has determined that each member of the Audit Committees is both “independent” and an “audit committee financial expert,” as defined by SEC rules and New York Stock Exchange listing standards. In addition, the Carnival plc Board of Directors has determined that each member of the Audit Committees has “recent and relevant financial experience” for purposes of the UK Corporate Governance Code and that the Audit Committees as a whole have competence relevant to the sector in which Carnival Corporation & plc operate.
Management has primary responsibility for Carnival Corporation & plc’s financial reporting process, including their system of internal control and risk management, and for the preparation of consolidated financial statements. Carnival Corporation & plc’s independent auditor is responsible for performing an independent audit of those financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committees are responsible for monitoring and overseeing the financial reporting process and the preparation of consolidated financial statements and for supervising the relationship between Carnival Corporation & plc

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Audit Matters
Report of the Audit Committees
and its independent auditor, as well as reviewing the group’s systems of internal controls and compliance with the group Code of Business Conduct and Ethics. The Audit Committees have met and held discussions with management of Carnival Corporation & plc and the independent auditor. In this context, management represented to the Audit Committees that Carnival Corporation & plc’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles and that Carnival plc’s financial statements were prepared in accordance with UK-adopted international accounting standards and the company financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards, comprising FRS 101 “Reduced Disclosure Framework,” and applicable law). Where necessary, amendments are made in the Carnival plc financial statements to take advantage of the exemptions available under FRS 101 Reduced Disclosure Framework.
The Audit Committees:
•
reviewed and discussed Carnival Corporation & plc’s audited consolidated financial statements for the year ended November 30, 2022 with Carnival Corporation & plc’s management and with Carnival Corporation & plc’s independent auditor;

•
reviewed and discussed Carnival plc’s audited consolidated financial statements for the year ended November 30, 2022 with Carnival plc’s management and with Carnival plc’s independent auditor;

•
discussed with Carnival Corporation & plc’s independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, the SEC and the UK Financial Reporting Council; and

•
received the written disclosures and the letter from Carnival Corporation & plc’s independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committees concerning independence and discussed with Carnival Corporation & plc’s independent auditor the independent auditors’ independence.

The Audit Committees also considered whether the provision to the relevant entity by the independent auditor of non-audit services was compatible with maintaining the independence of the independent auditor. Based on the reviews and discussions described above, the Audit Committees recommended to the Boards of Directors that the audited consolidated financial statements of Carnival Corporation & plc be included in Carnival Corporation & plc’s Annual Report on Form 10-K for the year ended November 30, 2022 for filing with the SEC. In addition, the Audit Committees recommended that the audited Carnival plc financial statements be included in the Carnival plc Annual Report for the year ended November 30, 2022.

THE AUDIT COMMITTEE OF CARNIVAL CORPORATION THE AUDIT COMMITTEE OF CARNIVAL PLC
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Audit Matters
Independent Registered Public Accounting Firm
Independent Registered Public Accounting Firm
AUDIT AND NON-AUDIT FEES

PricewaterhouseCoopers LLP were the auditors of Carnival Corporation & plc during fiscal 2022 and fiscal 2021. Aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered to Carnival Corporation & plc for the years ended November 30, 2022 and 2021 were as follows (in millions):

	Fiscal Year Ended
Type of Fee	2022 ($ in millions)	2021 ($ in millions)
Audit fees	6.3	6.0
Audit-related fees	0.1	0.3
Tax fees	0.0	0.0
All other fees	0.0(1)	0.0(1)
Total	6.4	6.3

(1)
Less than $50,000.

•
AUDIT FEES for 2022 and 2021 were for professional services rendered for the integrated audits of the Carnival Corporation & plc consolidated financial statements and systems of internal control over financial reporting, quarterly reviews of our joint Quarterly Reports on Form 10-Q, the audits of the Carnival plc financial statements, consents, registration statements, statutory audits of various international subsidiaries and the issuance of comfort letters.

•
AUDIT-RELATED FEES for 2022 were principally for services rendered for the audit of one of our sustainability reports. Audit-related fees for 2021 were principally for audit work related to government grants received.

•
ALL OTHER FEES for 2022 were principally for services rendered for UK regulatory reporting. All other fees for 2021 were principally for agreed upon procedures related to customs and border protection data.

All of the services described above were approved by the Audit Committees (including pre-approval of services relating to registration statements and issuance of comfort letters up to a cap), and in doing so, the Audit Committees did not rely on the de minimis exception set forth in Rule 2-01(c)(7)(i)(C) under Regulation S-X.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committees have adopted Key Policies and Procedures which address, among other matters, pre-approval of audit and permissible non-audit services provided by the independent registered public accounting firm. The Key Policies and Procedures require that all services to be provided by the independent registered public accounting firm must be approved by the Audit Committees prior to the performance of such services. The Audit Committees consider whether the services requested are consistent with the rules of the SEC and UK Financial Reporting Council on auditor independence.

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Other Proposals
PROPOSAL 18
Receipt of Accounts and Reports of Carnival plc
The Directors of Carnival plc are required by the Companies Act to present Carnival plc’s financial statements, the UK statutory Directors’ Report, the UK statutory Strategic Report and the auditors’ report relating to those accounts to the Carnival plc shareholders. Accordingly, the Directors of Carnival plc lay before the Annual Meetings of Shareholders the Carnival plc accounts and the reports of the Directors and auditors for the year ended November 30, 2022, which have been approved by and signed on behalf of Carnival plc’s Board of Directors and will be delivered to the Registrar of
Companies in the UK following the Annual Meetings of Shareholders. Shareholders are voting to approve receipt of these documents, as UK law does not require shareholder approval of the substance and content of these documents. The UK statutory Directors’ Report is attached as Annex A to this Proxy Statement and the UK statutory Strategic Report accompanies the Carnival plc financial statements. The full accounts and reports of Carnival plc will be available for inspection prior to and during the Annual Meetings of Shareholders.

The Boards of Directors unanimously recommend a vote FOR the receipt of the accounts and reports of Carnival plc for the year ended November 30, 2022.
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Other Proposals
PROPOSALS 19―APPROVAL OF THE GRANT OF AUTHORITY TO ALLOT NEW CARNIVAL PLC SHARES
PROPOSAL 19
Approval of the Grant of Authority to Allot New Carnival plc Shares
PROPOSAL 20
Approval of the Disapplication of Pre-Emption Rights Applicable to Carnival plc
SUMMARY

Proposal 19 authorizes the Directors of Carnival plc to allot, until the end of the next Annual General Meeting of Carnival plc (or, if earlier, until the close of business on July 20, 2024), a maximum number of Carnival plc ordinary shares (or to grant rights to subscribe for or convert any securities into ordinary shares up to a maximum aggregate amount) without further shareholder approval. Proposal 20 empowers the Directors of Carnival plc to allot (or sell any ordinary shares which Carnival plc elects to hold in treasury) a maximum number of Carnival plc ordinary shares for cash without first offering them to existing shareholders in accordance with the pre-emption rights that would otherwise be applicable. If given, this power will expire at the end of the next Annual
General Meeting of Carnival plc (or, if earlier, the close of business on July 20, 2024). The authorizations given at the last Annual General Meeting of Carnival plc are due to expire at the end of this year’s Annual General Meeting of Carnival plc. As is the case with many UK companies, these resolutions are proposed each year as the Directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted without further shareholder approval and for shares to be allotted for cash without making a pre-emptive offer. The Carnival plc Directors have no current commitments or plans to allot additional shares of Carnival plc using these authorities.

DISCUSSION

Under Article 30 of the Articles of Association of Carnival plc, the Directors have, for a “prescribed period,” unconditional authority to allot ordinary shares in Carnival plc up to an aggregate nominal amount known as the “allotment amount.”
The power to implement the authority provided by Article 30 is sought each year by the proposal of an ordinary resolution to establish the prescribed period and the allotment amount. By passing this ordinary resolution, shareholders are authorizing the Board of Carnival plc to issue, during the prescribed period, a maximum number of shares having an aggregate nominal value equal to the allotment amount, without further shareholder approval. In the absence of such approval, the issuance of any additional shares would require shareholder approval.

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Other Proposals
PROPOSAL 20—Approval of the Disapplication of Pre-Emption Rights Applicable to Carnival plc
Under Article 31 of the Articles of Association of Carnival plc, the Directors have, for the same “prescribed period” referred to above, power to allot a small number of ordinary shares for cash without making a pre-emptive offer to existing shareholders, up to an aggregate nominal amount known as the “disapplication amount.”
The power to implement the authority provided by Article 31 is sought each year by the proposal of a special resolution to establish the disapplication amount. By passing this special resolution, shareholders are authorizing the Board of Carnival plc to issue, during the prescribed period, an amount of shares having an aggregate nominal value equal to the disapplication amount, for cash without first offering them to existing shareholders of Carnival plc.
The Third Amended and Restated Articles of Incorporation of Carnival Corporation do not contain equivalent provisions and holders of Carnival Corporation common stock do not have pre-emption rights. Accordingly, no action is required in respect of the ability of Carnival Corporation to allot shares or to disapply pre-emption rights.
In common with many UK companies, resolutions to renew the prescribed period and re-establish the allotment amount and the disapplication amount are normally proposed each year as the Directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted and for shares to be allotted for cash without making a pre-emptive offer. This is the purpose of Proposal 19 (an ordinary resolution) and Proposal 20 (a special resolution). As usual, the prescribed period is the period from the passing of the resolutions until the end of the next Annual General Meeting (or, if earlier, until the close of business on July 20, 2024).
Guidelines issued by the Investment Association, whose members are some of the largest institutional investors in UK listed companies, require the allotment amount to be limited to one-third of the issued ordinary share capital (except in the case of a rights issue). By reference to Carnival plc’s issued ordinary share capital on January 12, 2023, the maximum allotment amount in paragraph (a) of Proposal 19 is $102,995,305, which is equal to 62,045,365 new Carnival plc ordinary shares, being one-third of the amount of the issued ordinary share capital (excluding treasury shares).
In line with guidance issued by the Investment Association, paragraph (b) of Proposal 19 would give the Directors of Carnival plc authority to allot ordinary shares or grant rights to subscribe for or convert any securities into ordinary shares in connection with a rights issue in favor of ordinary shareholders up to an aggregate nominal amount equal to $205,990,610 (representing 124,090,729 ordinary shares), as reduced by the nominal amount of any shares issued under paragraph (a) of Proposal 19. This amount (before any reduction) represents approximately two-thirds of the issued ordinary share capital (excluding treasury shares) of Carnival plc as at January 12, 2023. However, if they do exercise the authorities given to them if Proposals 19 and 20 are passed, the Directors intend to follow the Investment Association’s recommendations concerning their use (including as regards the Directors standing for election or re-election in certain cases).
The Pre-Emption Group, a group comprising representatives of UK listed companies, investment institutions and corporate finance practitioners and formed under the support of the London Stock Exchange, issued a revised Statement of Principles on Disapplying Pre-Emption Rights in November 2022 (the “Statement of Principles”) to align with the recommendations made in the UK Secondary Capital Raising Review. The revised Statement of Principles recommends that a resolution to disapply the statutory pre-emption rights provided by UK company law should be limited to an amount of equity securities not exceeding 10% of the nominal value of a company’s issued ordinary share capital (with a further authority of no more than 2% to be used only for the purposes of making a follow-on offer to retail investors and existing shareholders). The expected features of such follow-on offers are set out in paragraph 3 of Section 2B of the revised Statement of Principles.
The powers requested under Proposal 20 reflect the revised Statement of Principles. Proposal 20, if approved, will give the Directors of Carnival plc authority to allot Carnival plc shares and to sell treasury shares for cash otherwise than to existing shareholders in proportion to their holdings (i) up to

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Other Proposals
PROPOSAL 20—Approval of the Disapplication of Pre-Emption Rights Applicable to Carnival plc
a maximum nominal value of $30,898,591, representing 10% of Carnival plc’s issued ordinary share capital (excluding treasury shares) on January 12, 2023 and (ii) up to a further 2% to be used for follow-on offers of a kind contemplated by paragraph 3 of Section 2B of the revised Statement of Principles. This is equal to 22,336,331 new Carnival plc ordinary shares. The Directors of Carnival plc will have due regard to the revised Statement of Principles in relation to any exercise of this power.
In summary, if Proposals 19 and 20 were passed, the extent of the authority of the Directors to allot new Carnival plc ordinary shares for cash (other than pursuant to an employee share scheme) on terms which would be dilutive to the existing shareholdings of Carnival plc shareholders, without shareholder approval, would be limited to 22,336,331 new Carnival plc ordinary shares. The Directors have no current commitments or plans to allot additional shares of Carnival plc under these authorities. Furthermore, the adoption of Proposals 19 and 20 would have no material effect on the ability of Carnival plc to undertake or defend against a takeover attempt.
We have a program that allows us to obtain an economic benefit when Carnival Corporation common stock is trading at a premium to the price of Carnival plc ordinary shares (the “Stock Swap Program”). In the event Carnival Corporation common stock trades at a premium to Carnival plc ordinary shares, we may elect to sell shares of Carnival Corporation common stock, at prevailing market prices in ordinary brokers’ transactions and repurchase an equivalent number of Carnival plc ordinary shares in the UK market. In the future, we may also re-introduce a program that allows us to obtain an economic benefit when Carnival plc ordinary shares are trading at a premium to Carnival Corporation common shares.
Any realized economic benefit under the Stock Swap Program is used for general corporate purposes.
In June 2021 the Boards of Directors have authorized us to sell up to $500 million of Carnival Corporation common stock in the U.S. market and repurchase up to $500 million of Carnival plc ordinary shares in the UK market as part of the Stock Swap Program.
As of January 12, 2023, 31,235,457 Carnival plc ordinary shares are held by Carnival plc in treasury.

The Boards of Directors unanimously recommend a vote FOR the approval of limits on the authority to allot Carnival plc shares and the disapplication of pre-emption rights for Carnival plc.
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Other Proposals
PROPOSAL 21—APPROVAL OF A GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES
PROPOSAL 21
Approval of a General Authority to Buy Back Carnival plc Ordinary Shares
Shareholder approval is not required for us to buy back shares of Carnival Corporation, but is required under the Companies Act for us to buy back shares of Carnival plc. Accordingly, last year Carnival Corporation and Carnival plc sought and obtained shareholder approval to effect market purchases of up to 18,500,792 ordinary shares of Carnival plc (being approximately 10% of Carnival plc’s ordinary shares in issue (excluding treasury shares)). That approval expires on the earlier of:
(i)
the conclusion of Carnival plc’s 2023 Annual General Meeting; or

(ii)
October 7, 2023.

Shareholder approval to effect market purchases (within the meaning of Section 693(4) of the Companies Act), once the current authorization expires, of up to 18,613,610 ordinary shares of Carnival plc (being 10% of Carnival plc’s ordinary shares in issue as of January 12, 2023 (excluding treasury shares)) is being sought at this year’s Annual Meetings of Shareholders. Since last year’s Annual Meetings of Shareholders and through January 12, 2023, no Carnival plc ordinary shares have been purchased under that authority and 8,930,004 Carnival plc ordinary shares were purchased under the Stock Swap Program. Carnival Corporation & plc will treat any such purchases made by Carnival Corporation or Carnival Investments Limited under the Stock Swap Programs as if they were made by Carnival plc under the Carnival plc share buyback authority.
The Boards of Directors confirm that the authority to purchase Carnival plc’s shares under the Stock Swap Program will only be exercised after careful consideration of prevailing market conditions and the position of Carnival plc. In particular, the program will only proceed if we believe that it is in the best interests of Carnival Corporation, Carnival plc and their shareholders generally. The Boards of Directors are making no recommendation as to whether shareholders should sell any shares in Carnival plc and/or Carnival Corporation.
If the Boards of Directors exercise the authority conferred by Proposal 21, we would have the option of holding the shares in treasury, or cancelling them. Shares held in treasury can be re-sold for cash, used for employee share plans or later cancelled. The Boards of Directors think it prudent to maintain discretion as to dealing with the purchased shares. The Boards of Directors will assess at the time of any and each actual purchase whether to hold the shares in treasury or cancel them, provided it is permitted to do so. As of January 12, 2023, 31,235,457 Carnival plc ordinary shares are held by Carnival plc in treasury.
The Boards of Directors consider that any buyback of Carnival plc ordinary shares may include the purchase of its American Depositary Shares (“ADSs”), each representing one Carnival plc ordinary share, with a subsequent cancellation of the underlying ADSs. If the underlying ADSs are so cancelled, Carnival plc will either cancel or hold in treasury the ordinary share represented by such ADSs. The Boards of Directors will assess at the time of any and each actual cancellation whether to hold the ordinary shares represented by such cancelled ADSs in treasury or cancel them, provided it is permitted to do so.
The minimum price (exclusive of expenses) which may be paid for each Carnival plc ordinary share is $1.66, and the maximum price which may be paid is an amount (exclusive of expenses) equal to the higher of:
•
105% of the average middle market quotations for an ordinary share of Carnival plc, as derived from the London Stock Exchange Daily Official List, for

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Other Proposals
PROPOSAL 21—APPROVAL OF A GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES
the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and
•
the higher of the price of the last independent trade and the highest current independent bid on the London Stock Exchange at the time the purchase is carried out.

As of January 12, 2023, there are no options outstanding to subscribe for Carnival plc ordinary shares and Carnival plc has issued 1,258,013 RSUs, which represent in the aggregate 0.7% of Carnival plc’s issued share capital (excluding treasury shares). If the existing authority and the authority sought under Proposal 21 were exercised in full and those ordinary shares of Carnival plc were purchased by Carnival plc and cancelled, these RSUs would represent in the aggregate 0.8% of Carnival plc’s issued share capital (excluding treasury shares).
The authority to purchase Carnival plc ordinary shares will expire at the conclusion of the Carnival plc Annual General Meeting in 2024 or on July 20, 2024, whichever is earlier (except in relation to any purchases of shares the contract for which was entered before the expiry of such authority).

The Boards of Directors unanimously recommend a vote FOR the approval of a general authority to buy back Carnival plc ordinary shares.
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Other Proposals
PROPOSAL 22—Approval of the Amendment of the Carnival Corporation 2020 Stock Plan
PROPOSAL 22
Approval of the Amendment of the Carnival Corporation 2020 Stock Plan
In order to ensure that Carnival Corporation & plc may continue to issue equity-based grants with respect to Carnival Corporation common stock to its management and Directors, the Boards of Directors have adopted an amendment of the Carnival
Corporation 2020 Stock Plan (the “Amendment”), which is attached as Annex D to this Proxy Statement, subject to shareholder approval at the Annual Meetings of Shareholders.

Why We are Requesting Approval of the Amendment

In January 2020, our Boards of Directors adopted the Carnival Corporation 2020 Stock Plan, which was approved by shareholders in April 2020. Upon shareholder approval of the Carnival Corporation 2020 Stock Plan, we ceased making equity grants under the Carnival Corporation 2011 Stock Plan, which was adopted by shareholders in April 2011. On January 19, 2021, the Boards of Directors approved the Amendment to increase the number of shares of Carnival Corporation available for grants under the Carnival Corporation 2020 Stock Plan by 10,000,000 shares, which amendment was approved by the shareholders at the April 2021 Annual Meetings of the Shareholders.
On January 19, 2023, the Boards of Directors approved the Amendment, subject to the approval by shareholders at the 2023 Annual Meetings of Shareholders, to increase the number of shares of Carnival Corporation available for grants under the Carnival Corporation 2020 Stock Plan by 21,650,000 shares.
The following highlights and summary of the material features of the Carnival Corporation 2020 Stock Plan are qualified in their entirety by reference to the complete text of the Carnival Corporation 2020 Stock Plan, which was attached as Annex D to the 2020 Notice of Annual Meetings and Proxy Statement and the Amendment attached as Annex D hereto. The Carnival Corporation 2020 Stock Plan, as amended in 2021 and as proposed to be amended by the Amendment, is referred to as the “Amended 2020 Plan.”
Carnival Corporation and Carnival plc operate a DLC arrangement. Each company’s shares are publicly traded on the New York Stock Exchange for Carnival Corporation and the London Stock Exchange for Carnival plc. In April 2014, shareholders approved the Carnival plc 2014 Employee Share Plan. Proposed amendments to the Carnival Corporation 2020 Stock Plan will have no impact on the Carnival plc 2014 Employee Share Plan.

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Other Proposals
PROPOSAL 22—Approval of the Amendment of the Carnival Corporation 2020 Stock Plan
Highlights

What is the Amended 2020 Plan?
•
The Amended 2020 Plan is the primary vehicle used to issue equity-based grants with respect to Carnival Corporation common stock to the majority of our eligible employees worldwide and our Directors.

•
Carnival plc 2014 Employee Share Plan is separate and apart from the Carnival Corporation 2020 Stock Plan. No changes to the Carnival plc 2014 Employee Share Plan are being requested. We will continue to grant limited equity-based awards out of the Carnival plc 2014 Employee Share Plan to certain eligible employees of Carnival plc and its subsidiaries. Most of the Carnival plc 2014 Employee Share Plan participants are non-U.S. based employees.

Who participates in the Carnival Corporation 2020 Stock Plan?
•
The Carnival Corporation 2020 Stock Plan is not limited to executives. It is a broad-based plan with over 2,000 eligible employees, located in the U.S. and abroad.

•
Incentive compensation delivered through the Carnival Corporation 2020 Stock Plan is an essential tool used by the Compensation Committees to drive our pay-for-performance philosophy.

•
These incentives influence our ability to attract, retain, reward and motivate our employees. They also drive the alignment between our employees’ interests and those of our shareholders.

How many shares remain in the reserve in the Carnival Corporation 2020 Stock Plan?
•
At the time of approval of the first amendment to Carnival Corporation 2020 Stock Plan by our Boards in January 2021, 10,000,000 shares were proposed for shareholder approval, which was granted in April 2021. At that time, we expected that the number of shares would be sufficient to last over four years based on our historical share usage and other information, such as our stock price.

•
We could not anticipate the continued material negative impact that the global COVID-19 pandemic would have on our operations, financial results and liquidity well into fiscal 2021 and the ongoing impact that global economic events would have on our share price.

•
Equity grants are approved as values that are converted to units based on then current share price. Continued share price volatility has an impact on the number of shares needed to make annual grants to our employees.

•
As of November 30, 2022, there are 12,363,312 shares that remain available for future grants under the Carnival Corporation 2020 Stock Plan.

How many shares are being requested to be added to the Carnival Corporation 2020 Stock Plan?
•
We are seeking shareholder approval for an additional 21,650,000 shares, which increase represents approximately 1.94% of Carnival Corporation’s outstanding common stock as of November 30, 2022.

•
We estimate this will allow us to continue to make responsible and market competitive equity-based grants over the next four years.

•
The estimated reserve life is based on a number of factors that are subject to change. We cannot make assurances that our estimates may not change because of the extended impact of COVID-19, economic impacts, market price volatility or other factors beyond management’s control, and as a consequence, our ability to be predictive is uncertain.

•
We have a history of responsible share usage. We thoughtfully manage share dilution and closely monitor our annual run rate and overhang to ensure we only make an appropriate number of equity-based grants we believe are necessary to attract, reward, motivate and retain employees and Non-Executive Directors.

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Other Proposals
PROPOSAL 22—Approval of the Amendment of the Carnival Corporation 2020 Stock Plan
What other material changes are being proposed?	• Other than the authorization of an additional 21,650,000 shares, there are no other changes being proposed to the Carnival Corporation 2020 Stock Plan.
What key features are being retained in the Amended 2020 Plan?
•
The Amended 2020 Plan will continue to retain key governance features and market best practices that serve to protect shareholder interests, such as:

◦
No Evergreen Provision. There is no automatic increase in the shares available for grant in the Amended 2020 Plan.

◦
No Stock Option Repricing. The Amended 2020 Plan prohibits stock option repricing, and the cash buyout of underwater stock options, in the absence of shareholder approval, except in connection with certain corporate transactions involving Carnival Corporation &plc.

◦
No liberal share recycling of stock options or stock appreciation rights.

◦
No Excise Tax Gross-Up. The Amended 2020 Plan does not provide for any tax gross-ups.

◦
No Single-Trigger Equity Vesting. The Amended 2020 Plan does not provide for an automatic vesting of equity grants upon a change in control.

◦
Clawback. The Amended 2020 Plan provides that participants may be required to surrender shares received, and/or repay any profits or any economic value made or realized by the participant if the participant violates certain agreements or engages in detrimental activity as defined under Amended 2020 Plan.

What happens if shareholders do not approve the Amendment?
•
If shareholders do not approve the Amendment, we will continue to make equity-based grants from the Carnival Corporation 2020 Stock Plan as it is critical to our compensation philosophy and to incentivize the achievement of our strategic business objectives.

•
In the event there are insufficient shares available remaining under the Carnival Corporation 2020 Stock Plan to provide equity-based compensation, we may be required to consider using alternative forms of compensation such as cash. The use of cash in place of compensation that would typically be delivered in the form of equity-based grants could have an adverse impact on our recruitment and retention efforts.

The Boards of Directors recommend a vote for the approval of the Amendment because they believe the plan is in the best interests of Carnival Corporation & plc and their shareholders.

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Securities Authorized for Issuance under Equity Compensation Plans

Set forth below is a table that summarizes compensation plans, including individual compensation arrangements under which Carnival
Corporation equity securities are authorized for issuance as of November 30, 2022.

Plan Category	Number of securities to be issued upon exercise of warrants and rights (in millions) (a)	Weighted-average exercise price of outstanding warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (in millions)
Equity compensation plans approved by security holders	4.9(1)	0	13.7(2)
Equity compensation plans not approved by security holders	0	N/A	N/A
	4.9	0	13.7

(1)
Represents 4.9 million of restricted share units outstanding under the Carnival Corporation 2011 Stock Plan and 2020 Stock Plan.

(2)
Includes Carnival Corporation common stock available for issuance as of November 30, 2022 as follows: 1.3 million under the Carnival Corporation Employee Stock Purchase Plan, which includes 255,546 shares subject to purchase during the current purchase period and the shares noted in footnote (1) above and 12.4 million under the Carnival Corporation 2020 Stock Plan.

Summary of the Features of the Amended 2020 Plan

Administration. Our Compensation Committees will administer the Amended 2020 Plan. The Compensation Committees will have the authority to determine the terms and conditions of any agreements evidencing any grants made under the Amended 2020 Plan and to adopt, alter and repeal rules, guidelines and practices relating to the Amended 2020 Plan. The Compensation Committees will have full discretion to administer and interpret Amended the 2020 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the grants may be exercised and whether and under what circumstances a grant may be exercised.
Eligibility. Any employees, Directors, officers or consultants (and prospective employees, Directors, officers or consultants) of Carnival Corporation & plc or of its subsidiaries or their respective affiliates will be eligible for grants under the Amended 2020 Plan. The Compensation Committees have the sole and complete authority to determine who will be issued an equity grant under the Amended 2020 Plan. As of November 30, 2022, approximately 2,000 employees and eleven Non-Executive Directors were eligible to participate in the Amended 2020 Plan.
Number of shares authorized. The Amended 2020 Plan provides for an aggregate of 46,650,000 shares of Carnival Corporation common stock to be available for grants under the Amended 2020 Plan and the Sub Plans. No more than 1,000,000 shares of Carnival Corporation common stock may be issued to any participant during any single year with respect to incentive stock options under the Amended 2020 Plan. No participant may be issued grants of options and SARs with respect to more than 3,000,000 shares of Carnival Corporation common stock in any one year. No more than 1,000,000 shares of Carnival Corporation common stock may be delivered under the Amended 2020 Plan to any participant in respect of each performance year in a performance compensation grant. Shares of Carnival Corporation common stock subject to grants are generally unavailable for future grant. If there is any change in our corporate capitalization, the Compensation Committees in their sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the Amended 2020 Plan, the number of shares covered by grants then outstanding under the Carnival Corporation 2020 Stock Plan, the limitations on grants under the Amended 2020 Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

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Change in capitalization. If there is a change in Carnival Corporation & plc’s corporate capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split up, split-off, spin-off, consolidation or other relevant change in capitalization or applicable law or circumstances, including an unpairing of Carnival Corporation and Carnival plc (that is, an unpairing of the share of common stock from the trust share of beneficial interest in the P&O Princess Special Voting Trust that is currently paired with a share of Carnival Corporation common stock), such that the Compensation Committees determine that an adjustment is necessary or appropriate, then the Compensation Committees can make adjustments in a manner that they deem equitable, including, without limitation,
•
adjusting the number of shares or other securities of Carnival Corporation (or number and kind of other securities or other property) which may be delivered in respect of grants or with respect to which grants may be made under the Amended 2020 Plan, or the terms of any outstanding grant (including the number of shares or other securities of Carnival Corporation (or number and kind of other securities or other property) subject to outstanding grants or to which outstanding grants relate, the exercise price with respect to any grant or any applicable performance measures;

•
providing for a substitution or assumption of grants (or grants of an acquiring company), accelerating the exercisability of, lapse of restrictions on, or termination of, grants or providing for a period of time (which shall not be required to be more than ten (10) days) for participants to exercise outstanding grants prior to the occurrence of such event (and any such grant not so exercised shall terminate upon the occurrence of such event); and

•
cancelling any one or more outstanding grants and causing to be paid to the holders thereof, in cash, shares, other securities or other property, or any combination thereof, the value of such grants, if any, as determined by the Compensation Committees (which if applicable may be based upon the price per share received or to be received by other shareholders of Carnival Corporation in such event), including without limitation, in the case of an outstanding option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Compensation Committees) of the shares subject to such option or SAR over the aggregate exercise price of such option or SAR, respectively (it being understood that, in such event, any option or SAR having a per share exercise price equal to, or in excess of, the fair market value of a share subject thereto may be canceled and terminated without any payment or consideration therefor).
Grants available for issuance. The Compensation Committees may issue grants of non-qualified stock options, incentive (qualified) stock options, SARs, restricted stock grants, restricted stock units, stock bonus grants, performance compensation grants (including cash bonus grants) or any combination of the foregoing. Grants may be made under the Amended 2020 Plan in assumption of, or in substitution for, outstanding grants previously made by an entity acquired by Carnival Corporation & plc or with which Carnival Corporation & plc combines (“Substitute Grants”).
Stock options. The Compensation Committees will be authorized to grant options to purchase shares of Carnival Corporation common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the Amended 2020 Plan shall be non-qualified unless the applicable grant agreement expressly states that the option is intended to be an “incentive stock option.” Options granted under the Amended 2020 Plan will be subject to the terms and conditions established by the Compensation Committees. Under the terms of the Amended 2020 Plan, the exercise price of the options will not be less than the fair market value of Carnival Corporation common stock at the time of grant (except with respect to Substitute Grants). Options granted under the Amended 2020 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committees and specified in the applicable grant agreement. The maximum term of an option granted under the Amended 2020 Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% shareholder); provided, that, if the term of a

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non-qualified option would expire at a time when trading in the shares of Carnival Corporation common stock is prohibited by Carnival Corporation & plc’s insider trading policy, the option’s term shall be automatically extended until the 30th day following the expiration of such prohibition. Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent and/or shares of Carnival Corporation common stock valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest) or by such other method as the Compensation Committees may permit in their sole discretion, including:
•
by withholding or surrender of the minimum number of shares of Carnival Corporation common stock otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes; if there is a public market for the shares of Carnival Corporation common stock at such time, by means of a broker-assisted cashless exercise mechanism; or

•
by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes.

Stock appreciation rights (“SARs”). The Compensation Committees will be authorized to grant SARs under the Amended 2020 Plan. SARs will be subject to the terms and conditions established by the Compensation Committees. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the Amended 2020 Plan may include SARs and SARs may also be granted to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs. Except as otherwise provided by the Compensation Committees (in the case of Substitute Grants or SARs granted in tandem with previously granted options), the strike price per share of Carnival Corporation common stock for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant. The remaining terms of the SARs shall be subject to terms established by the Compensation Committees and reflected in the grant agreement.
Effect of termination of employment or service on options and SARs. Unless otherwise provided by the Compensation Committees, in the event:
•
the participant’s employment or service with Carnival Corporation & plc is terminated without “cause” or by the participant for any reason other than “retirement,” each option and SAR to the extent then vested shall remain exercisable for up to three months after the date of such termination; provided, however, that any such participant who is subsequently rehired or reengaged by Carnival Corporation & plc within three months following such termination and prior to the expiration of the option or SAR shall not be considered to have undergone a termination;

•
the participant’s employment or service with Carnival Corporation is terminated on account of death or “disability,” or the participant dies following a termination described in the bullet point above but prior to the expiration of an option or SAR, the option or SAR shall to the extent then vested shall remain exercisable for up to one year after the date of death or termination on account of Disability, as applicable;

•
the participant’s employment or service with Carnival Corporation & plc is terminated for “cause,” the option or SAR shall expire immediately upon such cessation of employment or service;

•
the participant retires, the option and SAR will continue to vest and remain exercisable through the expiration of its original full term; and

•
a participant who is a member of the Boards ceases to be a member of the Boards due to death or Disability, all unvested options and SARs shall immediately vest and become exercisable and all vested options and SARs (including after giving effect to such accelerated vesting) shall continue to be exercisable for up to one year from such cessation, provided, however, that upon a participant’s ceasing to be a member of the Boards for any reason other than death or Disability, all unvested options and SARs shall continue to vest in accordance with their initial terms, and all vested options and SARs shall continue to be exercisable until the original expiration date of such option or

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SAR; and provided, further, that if the participant ceases to be a member of the Boards prior to serving in such capacity for one year, all of such participant’s options shall immediately expire upon such termination.
In addition, if a participant’s employment is terminated due to disability at a time when he or she also meets the requirements for retirement, the participant will receive the better of the disability or retirement treatment for the participant’s options and SARs.
Restricted stock. The Compensation Committees will be authorized to grant restricted stock under the Amended 2020 Plan. Grants of restricted stock will be subject to the terms and conditions established by the Compensation Committees. Restricted stock is Carnival Corporation common stock that generally is non-transferable and is subject to other restrictions determined by the Compensation Committees for a specified period. A holder of restricted stock will generally have the rights of a shareholder, including without limitation, the right to vote the shares. At the discretion of the Compensation Committees, dividends paid on restricted stock may be either currently paid or accumulated (and interest may be credited on cash dividends at a rate determined by the Compensation Committees), and any accumulated dividends will be distributable to the participant at the same time as the original underlying shares of restricted stock are delivered. A member of the Boards of Directors who ceases to be a member of the Boards of Directors prior to the first anniversary of his or her initial election to the Boards will forfeit any shares of restricted stock that were granted upon such initial election to the Boards.
Restricted stock units. The Compensation Committees will be authorized to grant restricted stock units under the Amended 2020 Plan. Restricted stock units will be subject to the terms and conditions established by the Compensation Committees. Unless the Compensation Committees determine otherwise, or specify otherwise in a grant agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Compensation Committees, the participant will receive a number of shares of Carnival Corporation common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committees. To the extent provided in a grant agreement, the holder of outstanding restricted stock units shall be entitled to be credited with dividend equivalent payments upon the payment by Carnival Corporation & plc of dividends on shares of Carnival Corporation common stock, either in cash or (at the sole discretion of the Compensation Committees) in shares of Carnival Corporation common stock having a fair market value equal to the amount of such dividends, and interest may, at the sole discretion of the Compensation Committees, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Compensation Committees, which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying restricted stock units are settled. A member of the Boards of Directors who ceases to be a member of the Boards of Directors prior to the first anniversary of his or her initial election to the Boards will forfeit any restricted stock units that were granted upon such initial election to the Boards.
Other stock-based grants. The Compensation Committees will be authorized to make grants of unrestricted shares of Carnival Corporation common stock, rights to receive grants at a future date, the grant of securities convertible into shares of Carnival Corporation common stock, or other grants denominated in shares of Carnival Corporation common stock under such terms and conditions as the Compensation Committees may determine and as set forth in the applicable grant agreement.
Performance compensation grants. The Performance Criteria (as defined in the Amended 2020 Plan) that will be used to establish the Performance Goal(s) (as defined in the Amended 2020 Plan) may be based on the attainment of specific levels of performance of Carnival Corporation & plc (and/or in respect of Carnival Corporation, Carnival plc or one or more cruise brands or reporting units, administrative departments, or any combination of the foregoing) and may include any of the following (including any combination thereof):
•
income before taxes or net income (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets);

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•
basic or fully diluted earnings per share (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets);

•
net revenue, net revenue yield or the growth of either in current or constant dollars;

•
net passenger revenue, net passenger revenue yield or the growth of either in current or constant dollars;

•
net ticket revenue, net ticket revenue yield or the growth of either in current or constant dollars;

•
net onboard revenue, net onboard revenue yield or the growth of either in current or constant dollars;

•
net other revenue, net other revenue yield or the growth of either in current or constant dollars;

•
net cruise costs excluding fuel, net cruise costs excluding fuel per ALBD, or the change of either in current or constant dollars (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets);

•
operating income, operating income per ALBD or the growth of either in current or constant dollars and/or at constant fuel prices (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets);

•
fuel consumption, fuel consumption in tons per ALBD (x 1,000) or the change of either or any other metric of fuel efficiency;

•
occupancy percentage;

•
return measures (including, but not limited to, returns on investment, assets, or equity) calculated with or without asset impairments, gains and/or losses on sale of ships or other assets, construction-in-progress, goodwill and/or intangibles;

•
cash flow measures (including, but not limited to, cash provided by operating activities, free cash flow, and cash flow return on capital), which may, but are not required to be, measured on a per share or per ALBD basis, in current or constant dollars and/or at constant fuel prices (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets);

•
earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA) which may, but are not required to be, measured on a per share or per ALBD basis, in current or constant dollars and/or at constant fuel prices (calculated with or without asset impairments and/or gains or losses on sale of ships or other assets);

•
share price (including, but not limited to, growth measures and total shareholder return);

•
expense targets or cost reduction goals and general and administrative expense savings;

•
measures of economic value added or other ‘value creation’ metrics;

•
inventory control;

•
enterprise value;

•
employee recruitment and retention;

•
timely introduction of new ships or facilities;

•
objective measures of personal targets, goals or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting cruise brand, reporting unit or project budgets);

•
cost of capital, debt leverage, cash and liquidity positions or book value;

•
health, environmental, safety, security or other enterprise risk management initiatives;

•
strategic objectives; or

•
such other performance criteria selected by the Compensation Committees.

Any of the above Performance Goal elements can be stated as a percentage of another Performance Goal or used on a relative or absolute basis to measure the performance of Carnival Corporation & plc and/or its affiliates or any divisions, operation, or business units, brands, business segment, administrative departments or combination thereof, as the Compensation Committees deem appropriate. Performance Goals may be compared to the performance of a group of comparable companies or a published or special index that the Compensation Committees deem appropriate or, stock market indices. The Compensation Committees also may provide for accelerated vesting of any grant based on the achievement of Performance Goals.
Change in control. Except to the extent a particular grant agreement otherwise provides:
•
in the event a participant’s employment or service is terminated by Carnival Corporation & plc without “cause” (and other than due to death or disability) on or within 12 months following a change in

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control, then notwithstanding any provision of the Amended 2020 Plan to the contrary, all options and SARs shall become immediately exercisable, and the restrictions on restricted stock and restricted stock units and any other grants will immediately lapse (including a waiver of any applicable performance goals); and
•
in the event of a change in control, the Compensation Committees may in their discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding grants and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such grants based upon the price per share received or to be received by other shareholders of Carnival Corporation in the event.

Transferability. Each grant may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution, unless otherwise permitted by the Compensation Committees in the case of grants other than incentive stock options.
Amendment. The Amended 2020 Plan will have a term of ten years. The Boards of Directors may amend, suspend or terminate the Amended 2020 Plan at any time; however, shareholder approval to amend the Amended 2020 Plan may be necessary if the law or New York Stock Exchange rules so require. Under the UK Listing Rules, the prior approval of Carnival plc’s shareholders in general meeting must be obtained in the case of any amendment to the advantage of participants which is made to the provisions of the Amended 2020 Plan relating to eligibility, limits, variations of capital and the basis for determining participants’ entitlement to shares. However, minor amendments to benefit the administration of the Amended 2020 Plan or to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for participants or for any member of the Carnival Corporation & plc group of companies, may be made without the prior approval of Carnival plc in general meeting. No amendment, suspension or termination will impair the rights of any participant or recipient of any grant without the consent of the participant or recipient.
The Compensation Committees may, to the extent consistent with the terms of any applicable grant agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any grant theretofore made or the associated grant agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary; and provided further that, without shareholder approval:
•
no amendment or modification may reduce the option price of any option or the strike price of any SAR;

•
the Compensation Committees may not cancel any outstanding option and replace it with a new option (with a lower option price) or cancel any SAR and replace it with a new SAR (with a lower strike price); and

•
no option or SAR may be exchanged for cash or another grant.

However, shareholder approval is not required with respect to the bullet points above for any action specifically permitted as described in “Changes in Capital Structure and Similar Events” above. In addition, none of the requirements described in the preceding bullets points can be amended without shareholder approval.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of grants under the Amended 2020 Plan and the disposition of shares acquired pursuant to the exercise or settlement of such grants and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S.

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federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. References below to the effect of certain provisions of the Code on Carnival Corporation & plc’s ability to deduct compensation would be applicable only to the extent that Carnival Corporation & plc were otherwise subject to U.S. federal income tax and any such deductions were relevant.
Stock options. The Code requires that, for treatment of an option as an incentive stock option, shares of Carnival Corporation common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of:
•
two years from the date of grant of the option; or

•
one year from the date of exercise.

Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000
(based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. Carnival Corporation & plc will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
SARs. No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. Carnival Corporation & plc will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted stock. A participant will not be subject to tax upon the issuance of a grant of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date a grant of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and Directors who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended). Carnival Corporation & plc will be able to deduct, at the same time as it is recognized

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by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted stock units. A participant will not be subject to tax upon the grant of a restricted stock unit. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the grant. Carnival Corporation & plc will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the
Code for compensation paid to certain executives designated in those Sections.
Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to any “covered employees” (in general, the CEO, the Chief Financial Officer, and three other most highly-compensated executive officers for the year at issue and any person who was part of that group for any other year beginning after December 31, 2016). To the extent that Section 162(m) were to become applicable to Carnival Corporation & plc, certain compensation attributable to grants may be nondeductible due to the application of Section 162(m) of the Code.

Continuing Plan Benefits

No stock options have been granted under the Carnival Corporation 2020 Stock Plan. The following table sets forth summary information as of November 30, 2022 concerning the number of unvested restricted stock and restricted stock unit grants previously made under the Carnival Corporation 2020 Stock Plan to each of our Named Executive Officers, all executive officers as a group, all non-employee Directors as a group and all employees other than executive officers as a group.

Group	Unvested Stock Awards (#)
Named Executive Officers	1,607,518
All executive officers, as a group	1,607,518
All Non-Executive Directors, as a group	310,169
All employees other than executive officers, as a group	3,203,900
On January 12, 2023, the last reported price of Carnival Corporation common stock on the New York Stock Exchange was $10.28.
The Boards of Directors unanimously recommend a vote FOR the approval of the Amendment of the Carnival Corporation 2020 Stock Plan.
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Questions and Answers
Questions Applicable to All Shareholders
WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?
The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meetings of Shareholders, the voting process, the compensation of Directors and certain executive officers and certain other information required by rules promulgated by the SEC and the New York Stock
Exchange applicable to both companies. We have attached as Annexes A, B and C to this Proxy Statement information that Carnival plc is required to provide to its shareholders under applicable UK rules. The Amendment of the Carnival Corporation 2020 Stock Plan is attached as Annex D.

WHAT PROPOSALS WILL BE VOTED ON AT EACH OF THE ANNUAL MEETINGS OF SHAREHOLDERS?

PROPOSAL 1–11	PROPOSAL 17
To elect or re-elect 11 Directors, each to serve as a Director of Carnival Corporation and as a Director of Carnival plc	To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc

PROPOSAL 12	PROPOSAL 18
To hold a (non-binding) advisory vote to approve executive compensation	To receive the accounts and reports of the Directors and auditors of Carnival plc for the fiscal year ending November 30, 2022

PROPOSAL 13	PROPOSAL 19
To hold a (non-binding) advisory vote on how frequently shareholders should vote to approve compensation of the Named Executive Officers	To approve the giving of authority for the allotment of new shares by Carnival plc

PROPOSAL 14	PROPOSAL 20

To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (other than the part containing the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report)
To approve the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc

PROPOSAL 15	PROPOSAL 21
To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market

PROPOSAL 16	PROPOSAL 22

To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent auditors of Carnival Corporation
To approve the Amendment of the Carnival Corporation 2020 Stock Plan
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Questions and Answers
Questions Applicable to All Shareholders
WHAT IS THE VOTING RECOMMENDATION OF THE BOARDS OF DIRECTORS?
Your Boards of Directors recommend that you vote your shares FOR Proposals 1 through 12 and 14 through 22 and that you vote your shares for “1 YEAR” on Proposal 13.
HOW DOES THE DLC ARRANGEMENT AFFECT MY VOTING RIGHTS?
On most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. These matters are called “joint electorate actions.” Combined voting is accomplished through the special voting shares that have been issued by each company. Certain matters specified in the organizational documents of Carnival Corporation and Carnival plc where the interests of the two shareholder bodies may diverge are called “class rights actions.” The class rights actions are voted on separately by the shareholders of each company. If either group of shareholders does not approve a class rights action, that action generally cannot be taken by either company. All of the proposals to be voted on at the Annual Meetings of Shareholders are joint electorate actions, and there are no class rights actions.

GENERALLY, WHAT ACTIONS ARE JOINT ELECTORATE ACTIONS?
Any resolution to approve an action other than a class rights action or a procedural resolution (described below) is designated as a joint electorate action. The actions designated as joint electorate actions include:
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the appointment, removal, election or re-election of any Director of either or both companies;

•
if required by law, the receipt or adoption of the annual accounts of both companies;

•
the appointment or removal of the independent auditors of either company;

•
a change of name by either or both companies; and

•
the implementation of a mandatory exchange of Carnival plc ordinary shares for Carnival Corporation common stock based on a change in tax laws, rules or regulations.

The relative voting rights of Carnival plc ordinary shares and Carnival Corporation common stock are equalized based on a ratio which we refer to as the “equalization ratio.” Based on the current equalization ratio of 1:1, each share of Carnival Corporation common stock has the same voting rights as one Carnival plc ordinary share on joint electorate actions.

HOW ARE JOINT ELECTORATE ACTIONS VOTED ON?
Joint electorate actions are voted on as follows:
•
Carnival plc shareholders vote at the Annual General Meeting of Carnival plc (whether in person or by proxy). Voting is on a poll (or ballot), which remains open for sufficient time to allow the vote at the Carnival Corporation Annual Meeting of Shareholders to be held and reflected in the Carnival plc Annual General Meeting through the mechanism of the special voting share. An equivalent vote is cast at the subsequent Carnival Corporation Annual

Meeting of Shareholders on each of the corresponding resolutions through a special voting share issued by Carnival Corporation; and
•
Carnival Corporation shareholders vote at the Carnival Corporation Annual Meeting of Shareholders (whether in person or by proxy). Voting is by ballot (or on a poll), which remains open for sufficient time to allow the vote at the Annual General Meeting of Carnival plc Shareholders to be reflected in the Annual Meeting of Carnival

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Corporation Shareholders through the mechanism of the special voting share. An equivalent vote is cast on the corresponding resolutions at the Carnival plc Annual General Meeting through a special voting share issued by Carnival plc.
A joint electorate action is approved if it is approved by:
•
a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution, if required by applicable law and regulations or Carnival plc’s Articles of Association) by the holders of Carnival plc’s ordinary shares and the holder of the Carnival plc special voting share voting as a single class at a meeting at which a quorum was present and acting;

•
a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Carnival Corporation Articles of Incorporation and By-laws) by the holders of Carnival Corporation common stock and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting which a quorum was present and acting; and

•
a minimum of one-third of the total votes available to be voted by the combined shareholders must be cast on each resolution for it to be effective. Formal abstentions (or votes withheld) by a shareholder on a resolution will be counted as having been “cast” for this purpose.

HOW ARE THE DIRECTORS OF EACH COMPANY ELECTED OR RE-ELECTED?
Resolutions relating to the election or re-election of Directors are considered as joint electorate actions. No person may be a member of the Board of Directors of Carnival Corporation or Carnival plc without also being a member of the Board of Directors of the other company. There are 11 nominees for re-election to the Board of Directors of each company this year. Each nominee currently serves as a Director of Carnival Corporation and Carnival plc. All nominees for Director are to be re-elected to serve until the next Annual Meetings of Shareholders or until their successors are elected.
Carnival plc’s Articles of Association currently require Directors to submit themselves for election by shareholders at the first Annual General Meeting following their initial appointment to the Board of Directors and for re-election thereafter at subsequent Annual General Meetings at intervals of no more than three years. The Boards of Directors have decided, in accordance with the UK Corporate Governance Code, to submit all Directors for re-election on an annual basis.

WHAT VOTES ARE REQUIRED TO APPROVE THE PROPOSALS?
Proposals	Vote Required
• Proposals 1 through 19 and Proposal 22 will be proposed as ordinary resolutions.	For ordinary resolutions, the required majority is more than 50% of the combined votes cast at this meeting and the Annual Meeting of Carnival Corporation Shareholders.
• Proposals 20 and 21 will be proposed as special resolutions.	For special resolutions, the required majority is not less than 75% of the combined votes cast at this meeting and the Annual Meeting Carnival Corporation Shareholders.
Proposals 20 and 21 are required to be approved by not less than 75% of the combined votes cast at both Annual Meetings of Shareholders. With respect to Proposal 13 (the “say-on-frequency” vote), shareholders will be deemed to have approved the alternative that receives the most votes, even if that alternative receives less than a majority of the votes cast at both Annual Meetings of Shareholders. Each of the other proposals, including the re-election of Directors, requires the approval of a majority of the combined votes cast at both Annual Meetings of Shareholders. Abstentions and broker non-votes are

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not deemed votes cast for purposes of calculating the vote. Abstentions and broker non-votes do count for the purpose of determining whether a quorum is present.
If you are a beneficial owner of Carnival Corporation common stock and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes.
Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because:
•
the broker has not received voting instructions from the beneficial owner; and

•
the broker lacks discretionary voting power to vote such shares.

Accordingly, if you are a beneficial owner of shares held through intermediaries such as brokers, banks and other nominees, such intermediaries are not permitted to vote without specific instructions from you unless the matter to be voted on is considered “routine.” The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE or by Broadridge Financial Solutions, our independent agent to receive and tabulate stockholder votes, based on NYSE rules that regulate member brokerage firms. If a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes.

GENERALLY, WHAT ARE PROCEDURAL RESOLUTIONS?
Procedural resolutions are resolutions of a procedural or technical nature that do not adversely affect the shareholders of the other company in any material respect and are put to the shareholders at a meeting.
The special voting shares do not represent any votes on “procedural resolutions.” Our Chair of each of the meetings will determine whether a resolution is a procedural resolution.
To the extent that such matters require the approval of the shareholders of either company, any of the following will be procedural resolutions:
•
that certain people be allowed to attend or be excluded from attending the meeting;

•
that discussion be closed and the question put to the vote (provided no amendments have been raised);

•
that the question under discussion not be put to the vote (where a shareholder feels the original motion should not be put to the meeting at all, if such original motion was brought during the course of that meeting);

•
to proceed with matters in an order other than that set out in the notice of the meeting;

•
to adjourn the debate (for example, to a subsequent meeting); and

•
to adjourn the meeting.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETINGS OF SHAREHOLDERS?
The voting results will be announced to the media and the relevant stock exchanges and posted on our website at www.carnivalcorp.com and www.carnivalplc.com, after both Annual Meetings of
Shareholders have closed. The results will also be published in a joint current report on Form 8-K within four business days after the date the Annual Meetings of Shareholders have closed.

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WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETINGS OF SHAREHOLDERS?
The quorum requirement for holding the Annual Meetings of Shareholders and transacting business as joint electorate actions at the meetings is one-third of the total votes capable of being cast by all shareholders of both companies. Shareholders may be present in person or represented by proxy or corporate representative at the meetings.

HOW IS THE QUORUM DETERMINED?
For the purposes of determining a quorum with respect to joint electorate actions, the special voting shares have the maximum number of votes attached to them as were cast on such joint electorate actions, either for, against or abstained, at the parallel shareholder meeting of the other company, and such maximum number of votes (including abstentions) constitutes shares entitled to vote and present for the purposes of determining whether a quorum exists at such a meeting.
In order for a quorum to be validly constituted with respect to meetings of shareholders convened to consider a joint electorate action or class rights action, the special voting entities must be present.
Abstentions (including votes withheld) and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

IS MY VOTE CONFIDENTIAL?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to third parties except:
•
as necessary to meet applicable legal requirements;

•
to allow for the tabulation of votes and certification of the vote; or

•
to facilitate a successful proxy solicitation by our Boards of Directors.

Occasionally, shareholders provide written comments on their proxy card which are then forwarded to management.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETINGS OF SHAREHOLDERS?
We are providing these proxy materials in connection with the solicitation by the Boards of Directors of proxies to be voted at the Annual Meetings of Shareholders. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the Annual
Meetings of Shareholders. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders.

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CAN I VIEW THE PROXY MATERIALS ELECTRONICALLY?
Yes. This Proxy Statement and any other proxy materials have been posted on our website at www.carnivalcorp.com and www.carnivalplc.com. Carnival Corporation shareholders can also access proxy-related materials at www.proxyvote.com as described under “Questions Specific to Shareholders of Carnival Corporation.”

WHAT REPORTS ARE FILED BY CARNIVAL CORPORATION AND CARNIVAL PLC WITH THE SEC AND THE FCA AND HOW CAN I OBTAIN COPIES?
We file this Proxy Statement, joint Annual Reports on Form 10-K, joint Quarterly Reports on Form 10-Q and joint Current Reports on Form 8-K with the SEC.
Copies of this Proxy Statement, the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2022, as well as any joint Quarterly Reports on Form 10-Q or joint Current Reports on Form 8-K, as filed with the SEC, can be viewed or obtained without charge through the SEC’s website at www.sec.gov (under
Carnival Corporation or Carnival plc) or at www.carnivalcorp.com and www.carnivalplc.com.
We also file the Carnival plc Annual Report as well as the Carnival plc Group Half-Yearly Financial Report on the National Storage Mechanism maintained by the FCA in the UK. They can also be viewed or obtained without charge on our website at www.carnivalcorp.com and www.carnivalplc.com.

COPIES WILL ALSO BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS:
Carnival Corporation Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States	or	Carnival plc Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
We encourage you to take advantage of the convenience of accessing these materials through the internet as it:
• is simple and fast to use	• saves time and money	• is environmentally friendly
MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR’S ANNUAL MEETINGS OF SHAREHOLDERS?
Carnival Corporation shareholders and Carnival plc shareholders (to the extent permitted under Carnival Corporation’s and Carnival plc’s governing documents and U.S. and UK law, as applicable) may submit proposals for consideration at future shareholder meetings.
In order for shareholder proposals to be considered for inclusion in our Proxy Statement in accordance with SEC Rule 14a-8 for next year’s Annual Meetings of Shareholders, the written proposals must be received by our Company Secretary no later than the close of business October 31, 2023. Such proposals will need to comply with applicable SEC regulations regarding the inclusion of shareholder proposals in proxy materials. Carnival Corporation’s By-laws establish advance notice procedures with regard to shareholder proposals that are not submitted for inclusion in the Proxy Statement, but that shareholders instead wish to present directly at an Annual Meeting of Shareholders. To be properly brought before the Annual Meetings of Shareholders, a notice of the proposal must be submitted to our Company Secretary at our headquarters no later than six weeks prior to the Annual Meetings of Shareholders or, if later, the time at which the notice of such meeting is publicly disclosed. For shareholders of Carnival plc, the same requirements apply under UK law requirements to submit a notice of a proposal.

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MAY I NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?
In order to submit a nominee for election at the Annual Meetings of Shareholders you must provide the information required for Director nominations set forth in Carnival Corporation’s and Carnival plc’s governing documents in a timely manner. Specifically, under the governing documents, you must submit your notice of nomination in writing to the attention of our Company Secretary at our headquarters not later than seven days nor earlier than 42 days prior to the 2023 Annual Meetings of Shareholders.
Any such notice must include, in addition to any other requirements specifically set forth in Carnival Corporation’s and Carnival plc’s governing documents:
•
the name and address of the candidate;

•
a brief biographical description, including his or her occupation and service on boards of any public company or registered investment company for at least the last five years;

•
a statement of the particular experience, qualifications, attributes or skills of the candidate, taking into account the factors referred to in the “Nominations of Directors” section; and

•
the candidate’s signed consent to serve as a Director if elected, and to be named in our Proxy Statement.

In addition to satisfying the deadlines in the advance notice provisions of our governing documents, a shareholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 to the Company Secretary no later than February 21, 2024.
Shareholders may also recommend candidates for consideration by our Boards’ Nominating & Governance Committees in accordance with the procedures set forth in the “Procedures Regarding Director Candidates Recommended by Shareholders” section.

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Questions Specific to Shareholders of Carnival Corporation
Questions Specific to Shareholders of Carnival Corporation
WHAT CARNIVAL CORPORATION SHARES OWNED BY ME CAN BE VOTED?
All Carnival Corporation shares owned by you as of February 21, 2023, the record date, may be voted by you. These shares include those:
•
held directly in your name as the shareholder of record, including shares purchased through Carnival

Corporation’s Dividend Reinvestment Plan and its Employee Stock Purchase Plan; and
•
held for you as the beneficial owner through a stockbroker, bank or other nominee.

WILL I BE ASKED TO VOTE AT THE CARNIVAL PLC ANNUAL GENERAL MEETING?
No. Your vote at the Annual Meeting of Carnival Corporation Shareholders, for the purposes of determining the outcome of combined voting, is automatically reflected as appropriate at the parallel
Annual General Meeting of Carnival plc Shareholders through the mechanism of the special voting share issued by Carnival plc.

WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
Carnival Corporation is taking advantage of SEC rules that allow it to deliver proxy materials over the Internet. Under these rules, Carnival Corporation is sending its shareholders a one-page notice regarding the Internet availability of proxy materials (the “Notice of Internet Availability of Proxy Materials”) instead of a full set of proxy materials, unless they previously requested to receive printed copies. You will not receive printed copies of the proxy materials unless you specifically request them. Instead, this notice tells you how to access and review on the Internet all the important information contained in the proxy materials. This notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
Most of the shareholders of Carnival Corporation hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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SHAREHOLDER OF RECORD	BENEFICIAL OWNER

•
If your shares are registered directly in your name with Carnival Corporation’s transfer agent, Computershare Investor Services LLC, you are considered, with respect to those shares, the shareholder of record, and the Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable, is being sent directly to you by us.

•
As the shareholder of record, you have the right to grant your voting proxy directly to the persons named in the proxy or to vote in person at the Annual Meeting of Carnival Corporation Shareholders.

•
If you request a paper copy of the proxy materials as indicated in the notice, Carnival Corporation will provide a proxy card for you to use.

•
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held under street name, and the Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable, is being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record.

•
As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting of Carnival Corporation Shareholders.

•
However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares.

•
If you request a paper copy of the proxy materials as indicated in the notice, your broker or nominee will provide a voting instruction card for you to use.

HOW CAN I VOTE MY CARNIVAL CORPORATION SHARES IN PERSON AT THE MEETING?
Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting of Carnival Corporation Shareholders in the U.S. If you choose to do so, please bring your proxy card and proof of identification.
Even if you plan to attend the Annual Meeting of Carnival Corporation Shareholders, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held under street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. Please refer to the voting instructions provided by your broker or nominee.
Please also refer to the sections entitled “Meeting Admission Requirements” and “Safety and Security Measures” included in the “Information about Attending the Annual Meetings” section preceding the Notice of Annual Meeting for additional information.

HOW CAN I VOTE MY CARNIVAL CORPORATION SHARES WITHOUT ATTENDING THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
Whether you hold shares directly as the shareholder of record or beneficially under street name, you may direct your vote without attending the Annual Meeting of Carnival Corporation Shareholders. You may vote by granting a proxy or, for shares held under street name, by submitting voting instructions to your broker or nominee. For shareholders of record, you may do this by voting on the Internet or by telephone by following the instructions in the notice you received in the mail. Where your shares are held under street name, in most instances you will be able to do this over the Internet or by telephone by following the instructions in the notice you received in the mail, or if you received a full printed set of proxy materials in the mail, by mail. Please refer to the voting instruction card included by your broker or nominee.

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If you received a full printed set of proxy materials in the mail, you can also vote by signing your proxy card and mailing it in the enclosed envelope. If you provided specific voting instructions, your shares will be voted as you instruct.
If you are a record holder and submit a proxy but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

CAN I CHANGE MY VOTE?
Yes. You may change your proxy instruction at any time prior to the vote at the Annual Meeting of Carnival Corporation Shareholders. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting of Carnival Corporation Shareholders and
voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR SET OF PRINTED PROXY MATERIALS, AS APPLICABLE?
It means your shares are registered differently or are in more than one account. Please follow the instructions in each notice to ensure all of your shares are voted.

HOW DO I REQUEST ADDITIONAL COPIES OF THE PROXY MATERIALS?
You may have received only one Notice of Internet Availability of Proxy Materials or set of printed proxy materials, even though there are two or more shareholders at the same address.
Broadridge Financial Solutions, Inc., the entity we retained to mail the Notice of Internet Availability of Proxy Materials or printed proxy materials to Carnival Corporation’s registered owners and the entity retained by the brokerage community to mail the Notice of Internet Availability of Proxy Materials or printed proxy materials to Carnival Corporation’s beneficial owners, has been instructed to deliver only one notice or set of printed proxy materials to multiple security holders sharing an address unless we have received contrary instructions from you or one of the other shareholders. We will promptly deliver a separate copy of the notice or set of printed proxy materials for this year’s Annual Meeting of Carnival Corporation Shareholders or for any future meetings to any shareholder upon written or oral request. To make such request, please contact Broadridge Financial Solutions at:
866-540-7095
Broadridge Financial Solutions Attention: Householding Department 51 Mercedes Way Edgewood, New York 11717
Similarly, you may contact us through any of these methods if you receive multiple notices or sets of printed proxy materials and would prefer to receive a single copy in the future.

WHO CAN ATTEND THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
All Carnival Corporation shareholders of record as of February 21, 2023, or their duly appointed proxies, may attend and vote at the Annual Meeting of Carnival Corporation Shareholders. Please note that

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each shareholder or their duly appointed proxies will be required to comply with the “Meeting Admission Requirements” and “Safety and Security Measures” included in the “Information about Attending the Annual Meetings” section preceding the Carnival Corporation Notice of Annual Meeting. Each shareholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.
In addition, if you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of February 21, 2023, together with proof of identification. Cameras, audio and video recording devices and other electronic devices will not be permitted at the meeting.

WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED AT THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
Carnival Corporation has only one class of common stock outstanding. Each share of Carnival Corporation common stock outstanding as of the close of business on February 21, 2023, the record date, is entitled to one vote at the Annual Meeting of Shareholders. As of January 12, 2023 Carnival
Corporation had 1,113,479,515 shares of common stock issued and outstanding. The trust shares of beneficial interest in the P&O Princess Special Voting Trust that are paired with your shares of common stock do not give you separate voting rights.

HOW ARE VOTES COUNTED?
You may vote “FOR,” “AGAINST” or “ABSTAIN” for each of the proposals, except that in the case of Proposal 13, you may vote for "1 YEAR," "2 YEARS," "3 YEARS" or "ABSTAIN". If you “ABSTAIN,” it has no effect on the outcome of the votes, although abstentions will be counted for the purposes of determining if a quorum is present for joint electorate actions. If you submit a proxy with no further instructions, your shares will be voted in accordance with the recommendations of the Boards of Directors.

WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
Other than the proposals described in this Proxy Statement, Carnival Corporation does not expect any matters to be presented for a vote at the 2023 Annual Meeting of Carnival Corporation Shareholders. If you grant a proxy, the persons named as proxy holders, our Chair and Secretary of the 2023 Annual Meeting of Carnival Corporation Shareholders, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is unable to accept nomination or election (which is not anticipated), the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Boards of Directors.

WHO WILL COUNT THE VOTE?
Broadridge Financial Solutions will tabulate the votes and act as the inspector of elections.
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Questions Specific to Shareholders of Carnival plc
WHO IS ENTITLED TO ATTEND AND VOTE AT THE CARNIVAL PLC ANNUAL GENERAL MEETING?
If you are a Carnival plc shareholder registered in the register of members of Carnival plc at 6:30 p.m. (BST) on April 19, 2023, you will be entitled to attend in person and vote at the Annual General Meeting in respect of the number of Carnival plc ordinary shares registered in your name at that time.
You may also appoint a proxy to attend, speak and vote instead of you. If you are a corporation you may appoint a corporate representative to represent you and vote your shareholding in Carnival plc at the
Annual General Meeting. For further details regarding appointing a proxy or corporate representative, please see below.
Please note that each shareholder or their duly appointed proxies and corporate representatives will be required to comply with the “Meeting Admission Requirements” and “Safety and Security Measures” in the “Information about Attending the Annual Meetings” section preceding the Carnival plc Notice of Annual General Meeting.

WILL I BE ASKED TO VOTE AT THE ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS?
No. Your vote at the Annual General Meeting of Carnival plc Shareholders, for the purposes of determining the outcome of combined voting, will automatically be reflected as appropriate at the parallel Annual Meeting of Carnival Corporation Shareholders through the mechanism of a special voting share issued by Carnival Corporation.

HOW DO I VOTE MY CARNIVAL PLC SHARES WITHOUT ATTENDING THE ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS?
You may vote your Carnival plc shares at the Annual General Meeting of Carnival plc Shareholders by completing and signing the enclosed form of proxy in accordance with the instructions set out on the form and returning it as soon as possible, but in any event so as to be received by Carnival plc’s registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing BN99 6DA, by not later than 1:30 p.m. (BST) on April 19, 2023. Alternatively, a proxy vote may be submitted via the internet in accordance with the instructions set out in the proxy form. If you are a member of CREST, it is also possible to appoint a proxy via the CREST system (please see the Carnival plc Notice of Annual General Meeting for further details). If you are an institutional investor, you may also be able to appoint a proxy electronically via the Proxymity platform. Please see the Carnival plc Notice of Annual General Meeting for further details. Voting by proxy does not preclude you from attending the
Annual General Meeting and voting in person should you wish to do so. If you are a corporation, you can vote your Carnival plc shares at the Annual General Meeting by appointing one or more corporate representatives. You are strongly encouraged to pre-register your corporate representative to make registration on the day of the Annual General Meeting more efficient. In order to pre-register you would need to email your Letter of Representation to Carnival plc’s registrars, Equiniti Limited, at proxyvotes@equiniti.com.
Corporate representatives themselves are urged to arrive at least two hours before commencement of the Annual General Meeting to assist Carnival plc’s registrars with the appropriate registration formalities. Whether or not you intend to appoint a corporate representative, you are strongly encouraged to return the enclosed form of proxy to Carnival plc’s registrars.

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CAN I CHANGE MY VOTE GIVEN BY PROXY OR BY MY CORPORATE REPRESENTATIVE?
Yes. You may change your proxy vote by either:
•
completing, signing and dating a new form of proxy in accordance with its instructions and returning it to Carnival plc’s registrars by no later than 1:30 p.m. (BST) on April 19, 2023; or

•
attending and voting in person at the Annual General Meeting.

If you do not attend and vote in person at the Annual General Meeting and wish to revoke the appointment of your proxy or corporate representative, you must do so by delivering a notice of such revocation to Carnival plc’s registrars at least three hours before the start of the Annual General Meeting.

WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED AT THE CARNIVAL PLC ANNUAL GENERAL MEETING?
Carnival plc has only one class of ordinary shares in issue. Each Carnival plc ordinary share in issue as of the close of business on April 19, 2023, is entitled to one vote at the Annual General Meeting. As of January 12, 2023, Carnival plc had 217,371,552 ordinary shares in issue. However, the 40,555,198 Carnival plc ordinary shares directly or indirectly held by Carnival Corporation have no voting rights (in accordance with the Articles of Association of Carnival plc). As of January 12, 2023, 31,235,457 Carnival plc ordinary shares are held in treasury. As a result, as of January 12, 2023, the total voting rights in Carnival plc were 145,580,897 ordinary shares.

HOW ARE VOTES COUNTED?
You may vote “FOR,” “AGAINST” or “ABSTAIN” for each of the resolutions, except that in the case of Proposal 13, you may vote for "1 YEAR," "2 YEARS," "3 YEARS" or "ABSTAIN". If you “ABSTAIN,” it has no
effect on the outcome of the votes, although abstentions will be counted for the purposes of determining if a quorum is present for joint electorate actions.

118 | CARNIVAL CORPORATION & PLC 2023 PROXY STATEMENT

Annex A―Carnival plc Directors’ Report
Carnival plc and Carnival Corporation are separate legal entities (together referred to as “Carnival Corporation & plc”) and each company has its own Board of Directors and Committees of the Board. However, as is required by the agreements governing the dual listed company (“DLC”) arrangement, there is a single executive management team and the Boards of Directors and members of the Committees of the Boards are identical. This Directors’ Report has been prepared and presented in accordance with and in reliance upon UK company law and, accordingly, the liabilities of the Directors in connection with this Directors’ Report shall be subject to the limitations and restrictions provided by such law.
Information regarding future developments of the business and business model of Carnival Corporation & plc can be found in following sections of the Carnival plc Strategic Report that accompanies the Carnival plc financial statements (the “Strategic Report”): 1.A.II Mission (Purpose), Vision, Values and Priorities and 1.C. Our Global Cruise Business. The financial risk management objectives and policies and exposure to fuel price risk, foreign currency exchange rate risk, fair value risk, interest rate risk, credit risk, and liquidity risk can be found in Note 24 to the Carnival plc financial statements. This Directors’ Report and the Strategic Report constitute Carnival plc’s Management Report for the year ended 30 November 2022, in accordance with DTR 4.1.8R.
In accordance with the UK Financial Conduct Authority’s Listing Rules, the information required to be disclosed under Listing Rule 9.8.4R, to the extent applicable to Carnival plc, can be found at the references set out in the following table:
Required Information	Cross-Reference
Interest capitalized by the Carnival plc group	Note 10 to Carnival plc group financial statements
Details of long-term incentive schedules	Carnival plc Directors’ Remuneration Report under “Long-Term Incentive Compensation.”
LR 9.2.18 disclosure	“Profit Forecasts”
Other disclosure requirements in Listing Rule 9.8.4R are not applicable to Carnival Corporation & plc.

DIVIDENDS
During the years ended November 30, 2022 and November 30, 2021, Carnival plc did not pay any dividends. On March 30, 2020, the Boards suspended future dividends. Accordingly, no dividends have been paid in fiscal 2022 or are proposed in respect of fiscal 2023.

SHARE CAPITAL AND CONTROL
Changes in the share capital of Carnival plc during fiscal 2022 are given in Note 18 to the Carnival plc group financial statements.
The share capital of Carnival plc at January 12, 2023 is constituted by two allotted and issued subscriber shares of £1 each, 50,000 allotted but unissued redeemable preference shares of £1 each, one allotted and issued special voting share of £1, one equalization share of £1 and 217,371,552 allotted and issued ordinary shares of  $1.66 each. The subscriber shares carry no voting rights and no right to receive any dividend or any amount paid on a return of capital.
The equalization share carries no voting rights. The redeemable preference shares carry no voting rights, but are entitled to payment of a cumulative preferential fixed dividend of eight per cent per annum on the amount paid up on each such share that is in issue. On a return of capital on a winding up or otherwise, the redeemable preference shares rank behind the ordinary shares but ahead of any other class of shares, and are entitled to receive payment of the amount paid up or credited as paid up on each such share. Redeemable preference shares which are fully paid may be redeemed at any time at the election of the holder or of Carnival plc, in which

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Annex A―Carnival plc Directors’ Report
SHARE CAPITAL AND CONTROL
case the amount payable on redemption is the amount credited as paid up on each share which is redeemed, together with all arrears and accruals of the preferential dividend.
Details of restricted stock units granted to employees are given in Note 20 to the Carnival plc group financial statements.
The Articles of Association of Carnival plc contain provisions which, in certain circumstances, would have the effect of preventing a shareholder (or a group of shareholders acting in concert) from holding or exercising the voting rights attributable to shares in Carnival plc which are acquired by them. These provisions would have effect if a shareholder (or a group of shareholders acting in concert) were to acquire ordinary shares in Carnival plc with the result that the total voting rights exercisable by that shareholder or group of shareholders on matters put to a vote as joint electorate actions under the DLC arrangement would exceed 30 percent of the total voting rights exercisable in respect of any joint electorate action. They would also have effect if a shareholder (or group of shareholders acting in concert) already holding between 30 percent and 50 percent of the total voting rights exercisable in respect of any joint electorate action were to acquire shares in Carnival plc and thereby increase the percentage of voting rights so held. In each such case, the percentage of voting rights held is determined after taking into account voting rights attributable to shares of Carnival Corporation common stock held by such shareholder (or group of shareholders) and also taking into account the effect of the equalization ratio which gives effect to common voting by the shareholders of Carnival plc and Carnival Corporation on joint electorate actions under the DLC arrangement.
Under the relevant provisions of the Articles of Association of Carnival plc (articles 277 to 287) shares which are acquired by a person and which trigger the thresholds referred to in the foregoing paragraph may be sold at the direction of the Board, and the proceeds remitted to the acquiring shareholder, net of any costs incurred by Carnival plc. Pending such sale any dividends paid in respect of such shares would be paid to a charitable trust, and the trustee of such trust would be entitled to exercise the voting rights attaching to the shares. The restrictions summarized in the preceding paragraphs would not apply in the case of an acquisition of shares that is made in conjunction with a takeover offer for Carnival plc, which is announced in accordance with the City Code on Takeovers and Mergers, for so long as that offer has not lapsed or been withdrawn. However, if such a takeover offer is not made, or lapses or is withdrawn, the restrictions will apply in respect of any acquired shares.
The foregoing is a summary only of the relevant provisions of the Articles of Association of Carnival plc, and for a complete understanding of their effect, shareholders are recommended to refer to the Articles of Association themselves. A copy of the Articles of Association of Carnival plc is available at Carnival plc’s website at www.carnivalplc.com or upon request from the Company Secretary, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States.
There are twelve significant agreements to which Carnival plc is a party, which may be altered or terminated in the event of a change of control as follows:
•
Under the Facilities Agreement originally dated May 18, 2011, as amended and restated on August 6, 2019, as further amended on December 31, 2020, May 11, 2021, September 30, 2021 and February 11, 2022, and as may be further amended and extended from time to time, by and among Carnival Corporation, Carnival plc, Bank of America Merrill Lynch International Designated Activity Company (as facilities agent), and a syndicate of financial institutions, which provides for approximately $1.7 billion, €1.0 billion and £150 million in revolving credit facilities, the revolving credit facilities may, under certain circumstances, be cancelled upon a change of control of Carnival plc (other than a change which results in control of Carnival plc being vested in Carnival Corporation or in certain members of the Arison family or trusts related to them).

•
Under the Term Loan Agreement dated as of June 30, 2020, as amended on December 3, 2020 and as further amended on June 30, 2021, October 5, 2021 and October 18, 2021, among Carnival Corporation, as lead borrower, Carnival Finance, LLC, as co-borrower, Carnival plc, as a guarantor, the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative

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Annex A―Carnival plc Directors’ Report
SHARE CAPITAL AND CONTROL
agent, and the other financial institutions party thereto from time to time (the “Term Loan Agreement”), Carnival Corporation and Carnival Finance, LLC incurred two tranches of term loans in the initial aggregate principal amounts of  $1.86 billion and €0.8 billion, respectively, as well as an incremental tranche of  $2.3 billion. Under certain circumstances, a change of control of Carnival plc (other than a change which results in control of Carnival plc being vested in Carnival Corporation or in certain members of the Arison family or trusts related to them) could constitute an event of default under the Term Loan Agreement, which would permit the lenders thereunder to accelerate the term loans.
•
Under:

(i)
the Indenture dated as of July 20, 2020 among Carnival Corporation as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank, National Association, as trustee, security agent, principal paying agent, transfer agent and registrar, as supplemented by the First Supplemental Indenture, dated as of November 18, 2020, relating to the U.S. dollar-denominated 10.500% Second-Priority Senior Secured Notes due 2026 in an aggregate principal amount of  $775 million and the Euro-denominated 10.125% Second-Priority Senior Secured Notes due 2026 in an aggregate principal amount of €425 million;

(ii)
the Indenture dated as of August 18, 2020 among Carnival Corporation as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank, National Association, as trustee, security agent, principal paying agent, transfer agent and registrar, as supplemented by the First Supplemental Indenture, dated as of November 18, 2020, relating to the 9.875% Second-Priority Senior Secured Notes due 2027 in an aggregate principal amount of $900 million;

(iii)
the Indenture dated as of November 25, 2020 among Carnival Corporation as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank, National Association, as trustee, principal paying agent, transfer agent and registrar, relating to the U.S. dollar-denominated 7.625% Senior Unsecured Notes due 2026 in an aggregate principal amount of  $1.45 billion and the Euro-denominated 7.625% Senior Unsecured Notes due 2026 in an aggregate principal amount of €500 million;
(iv)
the Indenture dated as of February 16, 2021 among Carnival Corporation as issuer, Carnival plc, the other Guarantors party thereto and U.S. Bank, National Association, as trustee, principal paying agent, transfer agent and registrar, relating to the 5.75% Senior Unsecured Notes due 2027 in an aggregate principal amount of  $3.5 billion;

(v)
the Indenture dated as of July 26, 2021, among Carnival Corporation, as issuer, Carnival plc, the other Guarantors party hereto and U.S. Bank National Association, as trustee, principal paying agent, transfer agent, registrar and security agent, relating to the 4.00% First-Priority Senior Secured Notes due 2028 in the aggregate principal amount of  $2.4 billion; and

(vi)
the Indenture dated as of November 2, 2021, among Carnival Corporation, as issuer, Carnival plc, the other Guarantors party hereto and U.S. Bank National Association, as trustee, principal paying agent, transfer agent, registrar and security agent, relating to the 6.000% Senior Unsecured Notes due 2029 in an aggregate principal amount of  $2 billion,

(vii)
the Indenture dated as of May 25, 2022, among Carnival Corporation, as issuer, Carnival plc, the other Guarantors party hereto and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent, registrar and security agent, relating to the 10.500% Senior Unsecured Notes due 2030 in an aggregate principal amount of $1 billion,

Carnival Corporation may be required to make an offer to repurchase the notes issued under the relevant indenture at a redemption price of 101% of the principal amount of the notes upon the occurrence of certain change of control triggering events that are accompanied by a specified ratings downgrade with respect to the notes issued under the relevant indenture.
•
Under the Indenture dated as of October 25, 2022 among Carnival Holdings (Bermuda) Limited, as issuer, Carnival Corporation, Carnival plc, the other Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee,

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Annex A―Carnival plc Directors’ Report
ARTICLES OF ASSOCIATION
principal paying agent, transfer agent and registrar, relating to the 10.375% Senior Unsecured Notes due 2028 in an aggregate principal amount of $2.03 billion, Carnival Holdings (Bermuda) Limited may be required to make an offer to repurchase the notes issued under the Indenture at a redemption price of 101% of the principal amount of the notes upon the occurrence of certain change of control triggering events that are accompanied by a specified ratings downgrade with respect to the notes issued under the Indenture.
•
Under the Indenture dated as of April 6, 2020 among Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture dated as of June 30, 2020 and the Second Supplemental Indenture dated as of Jul 8, 2020, relating to the 5.75% Convertible Senior Notes due 2023 in an aggregate principal amount of  $2 billion (of which $96 million is outstanding as of November 30, 2022), if Carnival Corporation undergoes certain corporate events (each, a “fundamental change”), subject to certain conditions, holders may:

(a)
convert their convertible notes into, at the election of Carnival Corporation, common stock of Carnival Corporation or cash or both, at a conversion rate specified in the indenture; or

(b)
require Carnival Corporation to repurchase for cash all or any portion of their convertible notes at par.

•
Under:

(i)
the Indenture dated as of August 22, 2022 among Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture dated as of November 1, 2022, relating to the 5.75% Convertible Senior Notes due 2024 in an aggregate principal amount of  $426 million, and

(ii)
the Indenture dated as of November 18, 2022 among Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee, relating to the 5.75% Convertible Senior Notes due 2027 in an aggregate principal amount of  $1.13 billion, if Carnival Corporation undergoes certain corporate events (each, a “fundamental change”), subject to certain conditions, holders may require Carnival Corporation to repurchase for cash all or any portion of their convertible notes at par.

Subject to certain exceptions, a fundamental change would occur upon, among others:
(1)
a merger transaction pursuant to which Carnival Corporation’s common stock is converted into other securities or assets;

(2)
the sale of all or substantially all of the assets of Carnival Corporation to a third party; or

(3)
a person or group (other than certain members of the Arison family or trusts related to them) becoming the beneficial owners of more than 50% of the rights to vote to elect the members of the Boards of Directors of Carnival Corporation and Carnival plc.

ARTICLES OF ASSOCIATION
The Articles of Association of Carnival plc may be amended by the passing of a special resolution of the shareholders. In common with many other corporate actions that might be undertaken by Carnival plc, such a resolution would be proposed as a joint electorate action on which the shareholders of Carnival plc and of Carnival Corporation effectively vote as a single unified body, as contemplated by the DLC arrangement.

PURCHASE OF OWN SHARES
In June 2021, the Boards of Directors authorized us to sell up to $500 million of Carnival Corporation common stock in the U.S. market and repurchase up to $500 million of Carnival plc ordinary shares in the UK as part of the Stock Swap Program. The Stock Swap Program allows us to realize a net cash benefit

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Annex A―Carnival plc Directors’ Report
PROFIT FORECASTS
when Carnival Corporation common stock is trading at a premium to the price of Carnival plc ordinary shares. Under the Stock Swap Program, we may elect to offer and sell shares of Carnival Corporation common stock, at prevailing market prices in ordinary brokers’ transactions and repurchase an equivalent number of Carnival plc ordinary shares in the UK market. During fiscal 2022, Carnival Corporation repurchased 5,958,558 Carnival plc ordinary shares with a nominal value of $9,891,206, representing 4.1% of the called-up share capital of Carnival plc (which does not include the disenfranchised shares held by Carnival Corporation) as of November 30, 2022, for aggregate consideration of  $86,112,061 under the Stock Swap Program. The Stock Swap program does not have an expiration date and may be discontinued by us at any time or upon achieving the authorized repurchase amount. Other than pursuant to the Stock Swap Program, there were no purchases of Carnival plc shares by Carnival Corporation or Carnival plc during fiscal 2022. As of January 12, 2022, the latest practicable date prior to the publication of this document, and taking into account purchases by Carnival Corporation of Carnival plc’s shares in prior years, Carnival Corporation holds, directly or indirectly, 40,555,198 Carnival plc ordinary shares with a nominal value of $67,321,628, representing 27.9% of called-up share capital of Carnival plc. Carnival plc shares held by Carnival Corporation, including those repurchased under the Stock Swap Program, do not have any voting rights (in accordance with the Articles of Association of Carnival plc).
Shareholder approval is not required to buy back shares of Carnival Corporation, but is required under the UK Companies Act 2006 to buy back shares of Carnival plc. At the Annual General Meeting held on April 8, 2022, the authority for Carnival plc to buy back its own shares was approved. This authority enabled Carnival plc to buy back up to 18,500,792 ordinary shares of Carnival plc (being approximately 10 percent of Carnival plc’s ordinary shares in issue). Under that authority, 4,010,965 Carnival plc ordinary shares have been purchased through January 12, 2023. That approval expires on the earlier of:
•
the conclusion of Carnival plc’s 2023 Annual General Meeting; or

•
October 7, 2023.

Carnival Corporation & plc treats any such purchases made by Carnival Corporation under the Stock Swap Program as if they were made by Carnival plc under the Carnival plc buyback authority.

PROFIT FORECASTS
In our fourth quarter Business Update during 2021, as well as the first, second and third quarter Business Updates during 2022, we included the following guidance which represented a profit forecast for purposes of LR 9.2.18R.
In the fourth quarter of 2021 (“Q4 2021 Update”), we reported that we expected (a) a net loss for the first half of 2022 and (b) a profit for the second half of 2022 on both a U.S. GAAP and adjusted basis
In the first quarter of 2022 (“Q1 2022 Update”), we reported that we expected (a) monthly adjusted EBITDA to turn positive at the beginning of our summer season, (b) a net loss on U.S. GAAP and adjusted basis for the second quarter, (c) a profit for the third quarter, and (d) a net loss for the full year 2022.
In the second quarter of 2022, we reported that we expected (a) positive adjusted EBITDA for the third quarter, (b) a net loss for the third quarter, and (c) a net loss for full year 2022.
In the third quarter of 2022, we reported that we expected (a) a net loss for the fourth quarter, (b) breakeven to slightly negative adjusted EBITDA for the fourth quarter, (c) positive adjusted EBITDA for second half of 2022, and (d) on a year-over-year basis, improvement in adjusted EBITDA.
Our actual results were in line with the guidance above (to the extent the relevant periods ended), with the exception of the following:
•
The guidance reported in our Q4 2021 Update related to the expected profit for the second half of 2022 compares to second half of 2022 result of a net loss of $2.4 billion (U.S. GAAP) and $1.8 billion (adjusted basis).

•
The guidance reported in our Q1 2022 Update related to the expected profit for the third quarter

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Annex A―Carnival plc Directors’ Report
DIRECTORS
compares to the third quarter result of a net loss of $0.8 billion (U.S. GAAP) and $0.7 billion (adjusted basis).
These differences were primarily a result of the impact of and uncertainties from COVID-19 and the
Omicron variant, the invasion of Ukraine and the sustained increase of the price of fuel.

DIRECTORS
The names of all persons who served as Directors of Carnival Corporation and Carnival plc during fiscal 2022 are as follows: Micky Arison; Sir Jonathon Band; Jason Glen Cahilly; Helen Deeble; Arnold W. Donald (resigned from the Boards of Directors effective November 30, 2022); Jeffrey J. Gearhart; Richard J. Glasier; Katie Lahey; Sara Mathew (appointed to the Boards of Directors effective November 14, 2022); Sir John Parker; Stuart Subotnick; Laura Weil; Josh Weinstein (appointed to the Boards of Directors effective August 1, 2022); and Randall Weisenburger. Biographical notes about each of the Directors nominated for election or re-election are contained in the Proxy Statement.
Details of the Directors’ membership on Board Committees are set out in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement.
Upon becoming a member of the Board of Directors of Carnival plc, each new Director participates in an induction process, which includes:
•
a meeting with all of the current Directors;

•
provision of an induction pack;

•
site visits (some of which were delayed given the impact of the COVID-19 pandemic); and

•
meetings with senior and operational management teams.

The Directors update their skills, knowledge and familiarity with Carnival plc by meeting with senior management, visiting regional and divisional operating offices and receiving updates and training coordinated by management. The appointment and replacement of Directors of Carnival plc is governed by the provisions of the Articles of Association of Carnival plc and also by the provisions of the Equalization and Governance Agreement entered into on April 17, 2003 on the establishment of the DLC arrangement. The Articles of Association and the Equalization and Governance Agreement require that the Boards of Directors of Carnival plc and Carnival Corporation be comprised of exactly the same individuals.
The business of Carnival plc is managed by the Board of Directors, which may exercise all the powers of Carnival plc, including, without limitation, the power to:
•
dispose of all or any part of our assets;

•
borrow money;

•
mortgage or pledge any of its assets;

•
purchase Carnival plc’s shares; and

•
issue debentures, shares or other securities.

Details of the Directors’ remuneration and their interests in the shares of Carnival Corporation and Carnival plc are set out in Part II of the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement.

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Annex A―Carnival plc Directors’ Report
SUBSTANTIAL SHAREHOLDINGS
SUBSTANTIAL SHAREHOLDINGS
As of November 30, 2022, Carnival plc has been notified of material interests of three percent or more in Carnival plc’s total voting rights as follows:
Shareholder	Number of Voting Rights (#)	Percentage of Voting Rights as of January 12, 2023 (%)
Aristeia Capital, L.L.C.(1)	10,140,504	7.0
Barclays Bank Plc	7,155,308	4.9
BlackRock, Inc.	7,395,735	5.1
Norges Bank (The Central Bank of Norway)	11,785,088	8.1
UBS Group AG	6,184,921	4.3

(1)
Affiliates of Aristeia Capital, L.L.C. have an interest in these shares.

Carnival plc has not been notified of any changes in the number of voting rights held between December 1, 2022 and January 12, 2023, the latest practicable date.
Carnival Corporation and Carnival Investments Limited are the holders of an aggregate of 40,555,198 Carnival plc ordinary shares as of January 12, 2023. These shares carry no voting rights or rights on liquidation unless Carnival Corporation owns over 90 percent of all the Carnival plc ordinary shares. Accordingly, the details of voting rights given in the preceding table take account of the absence of voting rights carried by these shares.
Except for the above, no person has disclosed relevant information to Carnival plc pursuant to Chapter 5 of the Disclosure Guidance and Transparency Rules.

CORPORATE GOVERNANCE AND DIRECTORS’ REMUNERATION
A report on corporate governance and compliance with the UK Corporate Governance Code is contained in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement. Part I of the Carnival plc Directors’ Remuneration Report is included in the Proxy Statement and Part II of the Carnival plc Directors’ Remuneration Report is attached as Annex B to the Proxy Statement.

CORPORATE AND SOCIAL RESPONSIBILITY
HEALTH, ENVIRONMENTAL, SAFETY, SECURITY AND SUSTAINABILITY CORPORATE POLICY

At Carnival Corporation & plc, our mission and purpose is to deliver unforgettable happiness to our guests by providing extraordinary cruise vacations, while honoring the integrity of every ocean we sail, place we visit and life we touch. We strive to be a company that people want to work for and to be an exemplary global corporate citizen. Our commitment and actions to keep our guests and crew members safe and comfortable, protect the environment, develop and provide opportunities for our workforce, strengthen stakeholder relations and enhance both the communities where we work as well as the port communities that our ships visit, are reflective of our brands’ core values and vital to our success as a business enterprise.
The Boards of Directors of Carnival Corporation & plc established Board-level Health, Environmental, Safety & Security (“HESS”) Committees comprised of six independent Directors. The principal function of the HESS Committees is described in our Corporate Governance Report under “Committees of the Boards.”

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Annex A―Carnival plc Directors’ Report
CORPORATE AND SOCIAL RESPONSIBILITY
In addition, Carnival Corporation & plc’s Health, Environmental, Safety, Security and Sustainability
Corporate Policy describes our commitments to:
•
Complying with or exceeding all legal and statutory requirements related to HESS and sustainability throughout our business activities;

•
Protecting the environment, including the marine ecosystems in which our vessels sail and the communities in which we operate, striving to prevent adverse consequences and using resources sustainably;

•
Protecting the health, safety and security of our guests, employees and all others working on our behalf, thereby promoting an organization that promotes well-being and always strives to be free of injuries, illness, and loss;

•
Reducing our greenhouse gas and other airborne emissions with an aspiration to achieve net carbon-neutral ship operations;

•
Supporting sustainable tourism practices by respecting the culture, history, natural resources, and people of the communities we visit;

•
Supporting a circular economy by engaging employees and working with our supply chain to source responsibly, reduce packaging, reuse materials, increase recycling and reduce waste; and

•
Recruiting, growing, and maintaining a diverse and inclusive workforce that promotes equity.

The Health, Environmental, Safety, Security and Sustainability Corporate Policy is published on the Carnival Corporation & plc website at www.carnivalcorp.com and www.carnivalplc.com.
The Boards recognize that Carnival Corporation & plc needs to ensure that there is a consistent standard of operation throughout their fleet in keeping with their leading position in the cruise industry. In this regard, the Carnival Corporation & plc Maritime Operations Department is headed by a Chief Maritime Officer, with a full-time professional and administrative staff, and is responsible for providing a common, integrated approach to management of HESS matters and for reporting to the HESS Committees on such matters. The Chief Maritime Officer reports to our CEO and to our Chair of the HESS Committees.
The Boards of Directors of Carnival Corporation & plc have also established Board-level Compliance Committees comprised of six independent Directors. The principal function of the Compliance Committees is to assist with the Boards’ oversight of our ethics and compliance activities, as further described in our Corporate Governance Report under “Committees of the Boards.”
Carnival Corporation & plc recognizes our responsibility to provide industry leadership and to conduct our business as a responsible global citizen.
Our corporate leadership is manifested in our Code of Business Conduct and Ethics, which requires that every employee and member of the Boards use sound judgment, maintain high ethical standards and demonstrate honesty in all business dealings. As a responsible global citizen, Carnival Corporation & plc is committed to achieving and maintaining the highest standards of professional and ethical conduct.
Risk Advisory & Assurance Services (“RAAS”) is Carnival Corporation & plc’s internal audit department and is headed by the Chief Audit Officer, who reports directly to our Chairs of the Audit and HESS Committees. Our Chief Audit Officer also has a “dotted” reporting line to the Chief Risk and Compliance Officer. RAAS conducts annual HESS audits of each brand’s head office and of each ship in our fleet. These audits are in addition to the audits performed by third-party certification and regulatory auditors.
Each RAAS HESS audit is organized and planned to:
•
verify compliance with applicable rules, corporate standards, brand policies and procedures, regulations, codes and guidance directly involved in the safe conduct of ship operations;

•
verify the effectiveness and efficiency of the shipboard and shore-side HESS management systems; and

•
identify opportunities for continuous improvement.

Further details of matters related to health, environmental, safety, security and sustainability reporting and community relations at Carnival Corporation & plc are available in our Strategic Report and in the “Sustainability” section of the Carnival Corporation & plc website at www.carnivalcorp.com and www.carnivalplc.com and our sustainability website at www.carnivalsustainability.com.

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CORPORATE AND SOCIAL RESPONSIBILITY
EMPLOYEES

Carnival Corporation & plc own and operate a portfolio of brands in North America, Europe, Australia and Asia comprised of nine cruise lines:
CARNIVAL CRUISE LINE	SEABOURN	CUNARD
HOLLAND AMERICA LINE	AIDA CRUISES	P&O CRUISES (AUSTRALIA)
PRINCESS CRUISES	COSTA CRUISES	P&O CRUISES (UK)
Our corporate office and individual brands employ a variety of methods, such as intranet sites, management briefings, newsletters and reward programs to encourage employee involvement and to keep employees informed of the performance, development and progress of Carnival Corporation & plc.

Diversity, Equity and Inclusion
We believe that diversity, equity and inclusion issues, such as the attraction, retention, development and promotion of underrepresented groups, such as women and people of color, are not only important topics in corporations and boardrooms world-wide, but they are also critically important to sustaining and increasing the success of our business. We recognize that maintaining a diverse and inclusive workforce promotes an open, tolerant and positive work environment where everyone’s different talents and strengths can be utilized. We work to attract, motivate, develop and retain the best talent from the diversity the world offers. We believe that our ability to be competitive and to thrive globally depends on it. For a number of years, we have partnered with organizations focused on improving the diversity and inclusiveness of workplaces and by extension, society in general. We strive to achieve greater performance through capturing the power of employee diversity across all elements such as race, ethnicity, age, gender and sexual orientation and identification.
Josh Weinstein, our President, CEO and Chief Climate Officer, has committed to Catalyst’s “Catalyst CEO Champions for Change” initiative to support the advancement of women’s leadership and diversity in the workplace. We are also a global partner of the International LGBTQ+ Travel Association (IGLTA), the world’s leading network of LGBTQ+ welcoming tourism businesses. Through our partnership, we will help promote equality and safety for LGBTQ+ tourism worldwide.
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Annex A―Carnival plc Directors’ Report
Political Contributions
Senior employees within Carnival Corporation & plc are eligible to participate in either the Carnival plc 2014 Employee Share Plan or the Carnival Corporation 2020 Stock Plan, further details of which are provided in Carnival plc’s Directors’ Remuneration Report attached as Annex B to the Proxy Statement. These plans reinforce the philosophy of encouraging senior employees to contribute directly to the achievement of Carnival Corporation & plc’s goals and of rewarding individual and collective success.
It is the policy of Carnival Corporation & plc that disabled persons should receive full and fair consideration for all job vacancies and promotions for which they are qualified applicants. It is the policy of Carnival Corporation & plc to seek to retain employees who become disabled while in their service whenever possible and to provide appropriate training and accommodations for disabled persons. Training and career development are provided and encouraged for all employees, including disabled persons.
Information on the gender diversity of senior management and their direct reports is included in the Strategic Report in section 1.C.XII. Human Capital Management and Employees.

OTHER STAKEHOLDERS

Information regarding our business relationships with clients, end customers, suppliers and regulators can be found in the following sections of the Strategic Report: 1.A.II. Mission (Purpose), Vision, Values and Priorities, 1.C.III.
Ships Under Contracts for Construction, 1.C.VII. Cruise Pricing and Payment Terms, 1.C.IX. Onboard and Other Revenues, 1.C.XI. Sales Channels, 1.C.XV. Supply Chain, 1.C.XIX. Governmental Regulations and 7. Section 172(1) Statement.

Political Contributions
Carnival plc did not make any political contributions to any political organization during the year ended November 30, 2022 (2021—nil). Carnival plc’s subsidiaries made political contributions to organizations outside the European Union of $0.1 million (2021—$0.075 million).

Corporate Governance Statement
The corporate governance statement, prepared in accordance with rule 7.2 of the FCA’s Disclosure Guidance and Transparency Rules sourcebook, can be found in the Carnival plc Corporate Governance
Report attached as Annex C to the Proxy Statement. The Carnival plc Corporate Governance Report forms part of this Carnival plc Directors’ Report and is incorporated into it by this reference.

Independent Auditors
The independent auditors, PricewaterhouseCoopers LLP, have indicated their willingness to continue in office and a resolution that they be re-appointed will be proposed at the 2023 Annual General Meeting.

Statement of Directors’ Responsibilities
The Directors are responsible for preparing the Carnival plc Annual Report in accordance with applicable law and regulations for each financial year.
Under company law, the Directors have prepared the group financial statements in accordance with UK-
adopted international accounting standards and the company financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards, comprising the FRS 101 “Reduced Disclosure Framework” and applicable law).

A-10 | Carnival plc Directors' Report

Annex A―Carnival plc Directors’ Report
Statement of Directors’ Responsibilities
Under company law, the Directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of Carnival plc and the Carnival plc group and of the net income of the Carnival plc group for that period.
In preparing the financial statements the Directors are required to:
•
select suitable accounting policies and then apply them consistently;

•
make judgments and estimates that are reasonable and prudent;

•
state whether applicable UK-adopted international accounting standards have been followed for the group financial statements and United Kingdom Accounting Standards, comprising FRC 101 and applicable law have been followed for the company financial statements, subject to any material departures disclosed and explained in the financial statements; and

•
prepare the group and parent company financial statements on the going concern basis unless it is inappropriate to presume that the group and company will continue in business.

The Directors are responsible for keeping adequate accounting records that are sufficient to show and explain Carnival plc’s and Carnival plc group’s transactions and disclose with reasonable accuracy at any time the financial position of Carnival plc and the Carnival plc group and to enable them to ensure that the Carnival plc Annual Report complies with the UK Companies Act 2006.
The Directors are also responsible for safeguarding the assets of Carnival plc and the Carnival plc group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.
The Directors are responsible for the maintenance and integrity of the corporate and financial information included on its website. Legislation in the UK governing the preparation and dissemination of financial statements may differ from legislation in other jurisdictions.
Each of the Directors, whose names and functions are listed in the Proxy Statement, confirms that, to the best of his or her knowledge:
(a)
the Carnival plc group financial statements, which have been prepared in accordance with

UK-adopted international accounting standards, give a true and fair view of the assets, liabilities, financial position and loss of the Carnival plc group;
(b)
the Carnival plc company financial statements, which have been prepared in accordance with United Kingdom Accounting Standards, comprising FRS 101 and applicable law, give a true and fair view of the assets, liabilities and financial position of Carnival plc;

(c)
the Directors’ Report attached as Annex A to the Proxy Statement and the Strategic Report include a fair view of the development and performance of the business and the position of the Carnival plc group and Carnival plc, together with a description of the principal risks and uncertainties that they face; and

(d)
the Carnival plc Annual Report taken as a whole, is fair, balanced and understandable and provide the information necessary for the shareholders of Carnival plc to assess the position and performance, business model and strategy of the Carnival plc group and Carnival plc.

As part of the process to reach the conclusion in (d) above as well as the overall annual report review process, the Audit Committees received and reviewed drafts of the components of the annual report and provided feedback at a meeting with management to discuss the disclosures in advance of our fiscal year end. Feedback received was appropriately addressed ahead of the January meeting of the Audit Committees where the updated draft Annual Report was reviewed and the January meeting of the Boards where the final Annual Report was reviewed and approved.
In the case of each Director in office at the date the Directors’ Report is approved:
•
so far as the Director is aware, there is no relevant audit information of which the Carnival plc group’s and Carnival plc’s auditors are unaware; and

•
they have taken all the steps that they ought to have taken as a Director in order to make themselves aware of any relevant audit information and to establish that Carnival plc group’s and Carnival plc’s auditors are aware of that information.

Carnival plc Directors' Report | A-11

Annex A―Carnival plc Directors’ Report
Statement of Directors’ Responsibilities
This Directors’ Report was approved by the Board of Directors and is signed by order of the Board of Directors by

ARNALDO PEREZ Company Secretary January 27, 2023
Carnival plc
Incorporated and registered in England and Wales under number 4039524
A-12 | Carnival plc Directors' Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
Certain information required to be included in the Carnival plc Directors’ Remuneration Report is set forth in Part I (which is also known as the Compensation Discussion and Analysis) and in the “Non-Executive Director Compensation” and “Compensation Tables” sections of the Notice of Annual Meetings and Proxy Statement to which this Report is annexed (the “Proxy Statement”). The Compensation Discussion and Analysis and the relevant parts of the Proxy Statement should be read in conjunction with this Part II.
As explained in Part I, Parts I and II of the Carnival plc Directors’ Remuneration Report form part of the Carnival plc Annual Report for the year ended November 30, 2022. Carnival plc and Carnival Corporation are separate legal entities (together referred to as “Carnival Corporation & plc”) and each company has its own Board of Directors and Compensation Committee. However, as required by the agreements governing the dual listed company (“DLC”) arrangement, there is a single management team and the Boards of Directors and members of the Committees of the Boards are identical. Accordingly, consistent with prior years, we have included remuneration paid by Carnival Corporation and
Carnival plc in the Carnival plc Directors’ Remuneration Report. The Directors are primarily paid by Carnival Corporation as part of the DLC arrangement.
Both Parts I and II of the Carnival plc Directors’ Remuneration Report are in compliance with Schedule 8 of the LMCG Regulations and the UK Corporate Governance Code, the UK Companies Act 2006 and the Listing Rules of the FCA. In particular, our executive compensation program takes into account the principles outlined in Provision 40 of the UK Corporate Governance Code, as set forth in Parts I and Part II of the Carnival plc Directors’ Remuneration Report.
The Carnival plc Directors’ Remuneration Report (other than the Carnival plc Directors’ Remuneration Policy which is set out in Section B of this Part II) is subject to an advisory (non-binding) vote at the 2023 Annual General Meeting. Section A of this Part II is the Implementation Section, which contains the disclosures in respect of the actual pay outcomes for fiscal 2022. Section B contains the Directors’ Remuneration Policy, which is subject to a binding vote at the 2023 Annual General Meeting and will, if approved, take effect from April 21, 2023.

1.
Statement by Randall Weisenburger, Chair of the Compensation Committees

The major decisions on Directors’ remuneration and the changes on Directors’ remuneration during the year (and the context for these decisions and changes) are summarized in the “Executive Summary” section in Part I of the Carnival plc Directors’ Remuneration Report as well as my other letter as Chair of the Compensation Committees set out in Part I of the Carnival plc Directors’ Remuneration Report.
Our pay practices are consistent with best and established market practice provisions in the U.S. where, for example it is not common to defer the release of long-term incentive grants following their vesting or to require executives to maintain a shareholding following their departure from the group. The Compensation Committees have considered the potential implications of adopting such developments in UK practice since the last policy review and concluded that it would both unnecessarily place Carnival Corporation & plc at a competitive disadvantage to other large U.S. headquartered companies and that the corresponding increase in the overall quantum of pay required to offset the diminution in the packages arising from such provisions would not be in the interests of shareholders. The Compensation Committees will keep such matters and, in particular, whether they become more prevalent in the U.S. under review.

Carnival plc Directors' Remuneration Report | B-1

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
The performance results for fiscal 2022 short and long-term incentives are detailed in Part I. The Compensation Committees considered the outcome under the terms of the various variable pay arrangements and approved the results applying the discretion described in “2022 MIP Annual Bonus Performance” and “Disclosure and the Timing of Long-Term Incentive and Equity-Based Compensation.”
A new Directors' Remuneration Policy is being resubmitted to shareholders for approval at the 2023 Annual Meetings of Shareholders, as required. The new Directors' Remuneration Policy sets the framework under which the Compensation Committees make pay decisions affecting our Executive and Non-Executive Directors. No substantive changes to the Directors' Remuneration Policy are proposed, although:
•
The caps under the long-term incentive compensation have been updated to better reflect the position under the shareholder approved long-term incentive plans;

•
The summary of how the long-term incentive compensation will operate has been updated to reflect the current approach to operating them; and

•
A minor change has been to the policy for Non-Executive Directors to permit the limits to be doubled if a Non-Executive chair is ever appointed.

These are intended to provide clarity and appropriate flexibility. There are no current plans to change our practices as a result of these changes.
The Compensation Committees continue to consider the Directors' Remuneration Policy to be appropriate, including the overall pay levels, having regard to the Executive Directors’ positioning relative to the Peer Group set out in Part I.

2.
Implementation Section

2.1   IMPLEMENTATION OF APPROVED POLICY

The Directors’ Remuneration Policy that is currently in effect (the “2020 Policy”) was approved by the Carnival Corporation and Carnival plc shareholders at the Annual General Meeting held on April 6, 2020. The 2020 Policy will be operated by Carnival Corporation & plc until a new Directors’ Remuneration Policy is approved. The new Directors’ Remuneration Policy is being proposed for shareholder approval at the 2023 Annual General Meeting (the “2023 Policy”). The 2020 Policy is included within Annex B of the 2020 Notice of Annual Meetings of Shareholders and Proxy Statement, which is available on our website at www.carnivalcorp.com and www.carnivalplc.com. The Compensation Committees have regard to the
UK Corporate Governance Code and are satisfied that the 2020 Policy supports the long-term success of Carnival Corporation & plc and includes due regard to corporate and social responsibility issues and to managing risk within the group. The 2023 Policy will be implemented for fiscal 2023 consistent with the descriptions of the 2023 compensation described in the tables below and in accordance with the approach to implementation set out in the compensation philosophy overview and disclosures found in Part I.
During the year, the following actions were taken for 2022 or anticipated for fiscal 2023 when implementing the 2020 Policy:

B-2 | Carnival plc Directors' Remuneration Report

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
EXECUTIVE DIRECTORS
Compensation Element	Actions Taken
BASE SALARY	Annual Salaries (not audited) Annual salary levels as at December 1, 2022 were:
	• Mr. Weinstein	$1,250,000
	• Mr. Arison	$1,000,000, however, effective April 1, 2020, at Mr. Arison’s request, in order to preserve cash, the Compensation Committees authorized the suspension of his salary which remains effective through fiscal 2023.

Mr. Weinstein’s salary was increased to $1,250,000 in August 2022 upon assuming the role of President, CEO and Chief Climate Officer. No further change in salary is being made for fiscal 2023. No increase was made to Mr. Donald’s salary for fiscal 2022. Mr. Donald retired from employment and the Boards of Directors effective November 30, 2022 and will not receive a salary for fiscal 2023 (although he will serve as a consultant as explained under “Outgoing CEO Consulting Agreement” in Part I of the Carnival plc Directors’ Remuneration Report). At Mr. Arison’s request, in order to preserve cash, the Compensation Committees authorized the continued suspension of Mr. Arison’s salary for fiscal 2023.
Details of the companies considered as comparators for the market competitive reviews described above are set out in the “Process for Making Compensation Determinations” section in Part I.

Carnival plc Directors' Remuneration Report | B-3

Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
Compensation Element	Actions Taken
ANNUAL BONUS
Fiscal 2022 Annual Bonus (audited)
The annual bonus program is referred to as the Management Incentive Plan. Details of the performance measures and targets for Mr. Weinstein’s and Mr. Donald’s annual bonus in respect of fiscal 2022 are included in the “Annual Bonuses” section in Part I under “2022 Performance Objectives” and “2022 MIP Annual Bonus Performance.” The quantitative performance measures included adjusted EBITDA, average passenger occupancy, greenhouse gas intensity reduction, food waste reduction, and executive accountabilities. Please see Part I for additional information on the performance measures.
Mr. Arison does not participate in our performance-based annual bonus program.
Annual bonus for Executive Directors who served in fiscal 2022 were as follows:

	• Mr. Weinstein	919,178(1)
	• Mr. Donald	$3,300,000
	• Mr. Arison	Nil
(1) Represents Mr. Weinstein’s bonus for the time he served as an Executive Director.

Fiscal 2023 Annual Bonus―Performance measures and targets (not audited)
We will continue using a predominantly quantitative performance-based incentive program in 2023, with pre-defined metrics and goal levels consistent with the process set out in the “Annual Bonuses” and “Summary of Fiscal 2023 Named Executive Officer Compensation” sections in Part I. The performance measures for fiscal 2023 will be disclosed at the end of the performance period in the Carnival plc Directors’ Remuneration Report for fiscal 2023, as the Boards consider them strategic and commercially sensitive to disclose at this time.
For fiscal 2023, Mr. Weinstein’s target bonus remained unchanged at $2,500,000 (with the maximum possible bonus being 200% of this level).
As of November 30, 2022, Mr. Donald no longer participates in our performance-based annual bonus program, except with respect to payment of the fiscal 2022 bonus to be paid in early 2023.
Mr. Arison does not participate in our performance-based annual bonus program.
As reported in the “Annual Bonuses” section in Part I, the annual bonus program includes clawback features that will require participants to reimburse us for all or a portion of payments received under the program in the case of a participant’s wrongdoing that results in a material restatement of our financial statements.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
Compensation Element	Actions Taken
LONG-TERM INCENTIVE COMPENSATION
Long-Term Incentive Compensation in Fiscal 2022 (audited)
Descriptions of the ERA incentive and the share grants made to Mr. Weinstein and Mr. Donald during fiscal 2022 and their vesting conditions are set out in the “Disclosure and the Timing of Long-Term Incentive and Equity-Based Compensation” section in Part I. The ERA cash incentives and share grants made to Mr. Weinstein and Mr. Donald during fiscal 2022 are disclosed in “Grants of Plan-Based Awards in Fiscal 2022” table in “Compensation Tables” section of the Proxy Statement. No long-term incentive compensation was made to Mr. Arison in fiscal 2022.

The 2020 annual performance-based share (“PBS”) grant made to Mr. Weinstein and Mr. Donald in February 2020 and a grant of PBS RSUs measuring performance of three ESG metrics over fiscal 2020-2022 (the “2020 Strategic ESG Goals PBS”) made in August 2020 each reached the end of the performance period at the end of fiscal 2022. The PBS and the 2020 Strategic ESG Goals PBS grants will vest and restrictions will lapse on February 6, 2023. Details of the 2020 PBS and Special PBS grant performance targets and results are set out in the “Disclosure of Prior Years’ Grant Results” section in Part I.

Long-Term Incentive Compensation in Fiscal 2023 (not audited)
The long-term incentive compensation for fiscal 2023 for Mr. Weinstein will include a PBS target grant with a value of  $3.5 million and a time-based share ("TBS") long-term incentive grant with a value of  $1.5 million.
The monetary amounts referred to for the PBS grant are subject to quantitative performance conditions that will be applied to the target number of PBS RSUs at the end of the three-year performance period. The performance measures for the PBS grant will be disclosed in the Carnival plc Directors’ Remuneration Report for fiscal 2023 as the Boards consider them strategic and commercially sensitive to disclose at this time. The amount referred to for the TBS has three-year annual pro-rata vesting and is subject to continued employment. As explained in the “Equity-Based Compensation” section in Part I, grants are calculated by reference to the value of shares to facilitate external comparisons and also comparison to other forms of compensation.

No long-term incentive compensation will be made to Mr. Arison in fiscal 2022.
BENEFITS
Benefits in Fiscal 2022 (audited)
The detailed benefits provided to Mr. Arison are described in the footnotes to the “Single Figure Table” below. The detail of benefits provided to Mr. Weinstein and Mr. Donald is set out in the “All Other Compensation” table in the “Executive Compensation” section of the Proxy Statement.

Benefits in Fiscal 2023 (not audited) Benefits provided to Mr. Arison and Mr. Weinstein in fiscal 2023 are expected to be similar to those provided in fiscal 2022.
PENSIONS
Pensions in Fiscal 2022 (audited)
Details of the pension plan that Mr. Arison participated in fiscal 2022 are set out in “Total Pension Entitlements” section. Mr. Arison does not have any accrued benefits under his pension plan as of November 30, 2022. Mr. Weinstein and Mr. Donald do not have any pension entitlements other than employer contributions to Mr. Weinstein and Mr. Donald under the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan. Mr. Donald will no longer participate in this plan except with respect contributions made prior to November 30, 2022.

Pensions in Fiscal 2022 (not audited) No material changes to the arrangements are anticipated for 2023.
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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
Compensation Policy	Actions Taken
STOCK OWNERSHIP POLICY
Stock Ownership Policy (audited)
A description of the stock ownership policy applicable to Executive Directors is set out in the “Stock Ownership Policy” section in Part I. New Executive Directors are expected to be in compliance with the stock ownership policy within five years of the date of becoming an executive officer. Messrs. Arison, Weinstein and Donald were in compliance with the stock ownership policy as of November 30, 2022.

NON-EXECUTIVE DIRECTORS
Compensation Element	Actions Taken
FEES
Fees in Fiscal 2022 (not audited)
As described in last year’s Carnival plc Directors’ Remuneration Report, during fiscal 2022, Non-Executive Directors received a $110,000 annual retainer. For fiscal 2022, the Senior Independent Director received an additional retainer of  $25,000 per annum. In addition, Non-Executive Directors received an additional $30,000 compensation for serving as Chair of a Board Committee.

Restricted Share Grants in Fiscal 2022 (audited)
Each Non-Executive Director elected or re-elected in April 2022 received share grants worth approximately $175,000 on April 8, 2022. Each of these grants was based on the closing price of a share on that date of  $18.34.
Ms. Mathew, who was appointed to the Boards on November 14, 2022, received a prorated grant of 7,146 restricted shares on November 14, 2022 based on the closing share price on that date of $10.60.
The restricted shares vest on April 8, 2025 and are not forfeited if a Director ceases to be a Director after having served as a Director for at least one year.

Fees in Fiscal 2023 (not audited) No material changes to the arrangements are anticipated for 2023.

Compensation Policy	Actions Taken
STOCK OWNERSHIP POLICY
Stock Ownership Policy (audited)
A description of the stock ownership policy applicable to Non-Executive Directors is set out in Section 2.11 Directors’ Shareholding and Share Interests below. New Non-Executive Directors must achieve this requirement no later than five years from the date of their initial election to the Boards by the shareholders. Each of the Non-Executive Directors serving in fiscal 2022 is in compliance with this Board-mandated requirement.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.2   SERVICE CONTRACTS (NOT AUDITED)

Because Directors do not have formal agreements, it is not feasible to include a table with the unexpired terms.
Non-Executive Directors are appointed under terms set out in a letter of appointment. They do not have service contracts and their appointments can be terminated (by the Boards) without any compensation on termination. However, they may retain their share grants (if they have already served for at least one year) and may receive a departing gift of up to $25,000 in value.

2.3   COMPENSATION COMMITTEES (NOT AUDITED)

The membership of the Compensation Committees during the year consisted of four members who are deemed independent by the Boards of Directors:
•
Randall Weisenburger (Chair);

•
Helen Deeble;

•
Richard J. Glasier; and

•
Laura Weil.

The members of the Compensation Committees are appointed by the Boards based on the recommendations of the Nominating & Governance Committees. Further details regarding the Compensation Committees (including the number of meetings of the Compensation Committees held in fiscal 2022 and the attendance of the members at such meetings) can be found in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement.
Details of the Compensation Committees’ process for making compensation determinations, including the advice provided by internal colleagues and external advisors are set out in the “Process for Making Compensation Determinations” section in
Part I. As stated in Part I, Frederic W. Cook & Co., Inc. (together with its UK affiliated firm, FIT Remuneration Consultants LLP, which is a member of the Remuneration Consultants Group, the UK professional body, and complies with its code of conduct) were appointed by the Compensation Committees as their external advisors. The advisors were appointed following a tender process and are subject to an ongoing periodic review by the Compensation Committees of their independence and quality. They provide no other services to Carnival Corporation & plc and, accordingly, are considered independent by the Compensation Committees and to provide objective advice.
Frederic W. Cook & Co., Inc. and FIT Remuneration Consultants LLP have each provided their written consent to the form and content of their references in the Carnival plc Directors’ Remuneration Report and the Proxy Statement.
Fees paid to the Compensation Committees’ external advisors in fiscal 2022 were $543,937 to Frederic W. Cook & Co., Inc. and $31,697 to FIT Remuneration Consultants LLP, such fees being charged on these firms’ standard terms of business for advice provided.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.4   SHAREHOLDER VOTING ON REMUNERATION MATTERS (NOT AUDITED)

The Annual Meetings of Shareholders of Carnival Corporation and Carnival plc were held on April 8, 2022. The results of the shareholder vote on remuneration matters were as follows:
	FOR		AGAINST		ABSTAIN	BROKER NON-VOTES
Proposal	Number of Votes	%	Number of Votes	%	Number of Votes	Number of Votes
To approve the fiscal 2021 compensation of the Named Executive Officers of Carnival Corporation & plc	339,182,673	63.9%	191,681,061	36.1%	1,942,848	205,415,170
To approve the Directors’ Remuneration Report (as set out in the annual report for the year ended November 30, 2021)	340,527,875	64.2%	190,231,874	35.8%	2,046,833	205,415,170
The last shareholder vote on the Carnival plc Directors’ Remuneration Policy was held during the April 6, 2020 Annual Meetings of Shareholders of Carnival Corporation and Carnival plc, and the results of that vote were as follows:
	FOR		AGAINST		ABSTAIN	BROKER NON-VOTES
Proposal	Number of Votes	%	Number of Votes	%	Number of Votes	Number of Votes
To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Directors’ Remuneration Report as set out in the annual report for the year ended November 30, 2019)	448,739,964	85.3%	77,347,793	14.7%	931,552	36,573,968
Carnival Corporation & plc has a long-standing shareholder outreach program and routinely interacts with shareholders on a number of matters, including executive compensation. The Compensation Committees consider all constructive feedback received about executive compensation.
During 2022, as a supplement to our broader shareholder engagement program and in response to our 2022 advisory votes to approve executive compensation (also known as the “say-on-pay” vote) and the Carnival plc Director’s Remuneration Report, we conducted extensive shareholder outreach following the 2022 Annual Meetings of Shareholders. The objective of this outreach was to understand the factors that drove investors’ evaluation of and voting on our compensation program, and to share and obtain feedback on the expected evolution of our program, including returning to our historical practice of utilizing quantitative performance criteria for fiscal 2022 annual bonuses and equity-based compensation for our executive officers. As required under UK rules, we issued an update in October 2022 on our response to the 2022 advisory votes to approve executive compensation and the Carnival plc Director’s Remuneration Report. We continue to seek and incorporate shareholder feedback in our compensation deliberations. The Compensation Committees have implemented our quantitative and performance-based incentive program in both 2022 and 2023 and will continue to consider results from the annual shareholder advisory votes, including the next vote in April 2023, as well as other shareholder input, when evaluating executive compensation programs and policies. See “Shareholder Engagement” in Part I of the Directors’ Remuneration Report for additional detail on our shareholder outreach program, efforts in fiscal 2022 and outcome.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.5   PERFORMANCE GRAPH AND TABLE (NOT AUDITED)

The tables below show a comparison to the S&P 500 index of which Carnival Corporation is a constituent (as a broad index) for a period from December 1, 2012 to November 30, 2022 and have been calculated on a U.S. dollar basis.
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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
The following table sets out, for our CEO, the total remuneration as seen in the Single Figure Table, the bonus paid as a percentage of the maximum opportunity and the number of shares that have vested against the maximum number of shares that could have been received over a 10-year period.

Year	Name	Single Figure of Total Remuneration ($000)	Annual Bonus as a % of Maximum	PBS Vesting as a % of Maximum	ESG PBS Vesting as a % of Maximum	SEA Vesting as a % of Maximum
2022	Mr. Weinstein(1)	1,770	55	38	90	0
2022	Mr. Donald(1)	5,842	55	38	90	0
2021	Mr. Donald	15,266(2)	100	8	N/A	0
2020	Mr. Donald	4,587	0	16	N/A	0
2019	Mr. Donald	8,713	38	56	N/A	0
2018	Mr. Donald	12,704	78	72	N/A	N/A
2017	Mr. Donald	11,711	73	81	N/A	N/A
2016	Mr. Donald	32,132	76	94	N/A	N/A
2015	Mr. Donald	10,621	87	80	N/A	N/A
2014	Mr. Donald	7,241	74	N/A	N/A	N/A
2013	Mr. Donald(3)	1,919	N/A(5)	N/A	N/A	N/A
2013	Mr. Arison(3)	2,213	0	0	N/A	N/A

(1)
The fiscal 2022 figures have been prorated for each individual to reflect the period in office as a CEO.

(2)
The 2020 single figure has been updated to reflect the actual share price on the vesting date of the 2019 PBS grant.

(3)
The fiscal 2013 figures have been prorated for each individual to reflect the period in office as a CEO.

(4)
The annual performance bonus for Mr. Donald is not applicable because for fiscal 2013, he received a fixed bonus amount as provided for in his employment agreement.

2.6	PERCENTAGE CHANGE IN PAY OF EACH DIRECTOR―FISCAL 2020 TO FISCAL 2022 (NOT AUDITED)
The prescribed pay elements are: salaries, retainers, taxable benefits and annual bonus outcomes. Information in respect of global employees of Carnival plc is used for the purposes of this comparison, as required by the LMCG Regulations. The percentages have been calculated using a full-time equivalent weighted-average number of global employees of Carnival plc. The disclosure will build up over time to cover a rolling five-year period.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
	Year-on-year percentage change in pay of each Director compared to employee average
	2022			2021			2020
Name	Salary/ Retainer (%)	Benefits (%)	Bonus (%)	Salary/ Retainer (%)	Benefits (%)	Bonus (%)	Salary/ Retainer (%)	Benefits (%)	Bonus (%)
Micky Arison	0	(22.3)	N/A	(100)	28.7	N/A	(69.1)	(7.8)	N/A
Sir Jonathon Band	0	0	N/A	59.1	0	N/A	(37.1)	(100.0)	N/A
Jason Glen Cahilly	0	0	N/A	59.4	0	N/A	(37.3)	(100.0)	N/A
Helen Deeble	0	0	N/A	59.4	0	N/A	(37.3)	0	N/A
Arnold W. Donald(1)	0	192.6	(45.0)	74.9	(48.2)	N/A(2)	(42.9)	(23.6)	(100.0)
Jeffrey J. Gearhart	0	0	N/A	168.3	0	N/A	N/A	N/A	N/A
Richard J. Glasier	0	0	N/A	59.1	0	N/A	(37.1)	(100.0)	N/A
Katie Lahey	0	0	N/A	59.4	0	N/A	(37.3)	(100.0)	N/A
Sara Mathew(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sir John Parker	0	0	N/A	59.4	0	N/A	(37.3)	0	N/A
Stuart Subotnick	0	0	N/A	59.1	0	N/A	(33.8)	(100.0)	N/A
Laura Weil	0	0	N/A	59.4	0	N/A	(37.3)	0	N/A
Josh Weinstein(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Randall Weisenburger	0	0	N/A	59.8	0	N/A	(29.5)	0	N/A
Employee Average	4.9	28.1	(53.1)	10.6	13.0	232.9	(2.0)	54.3	(11.1)

(1)
Mr. Donald resigned from the Boards of Directors effective November 30, 2022.

(2)
Mr. Donald did not receive an annual bonus for fiscal 2020 and received an annual bonus of  $6,000,000 for fiscal 2021.

(3)
Ms. Mathew was appointed to the Boards effective November 14, 2022.

(4)
Mr. Weinstein was appointed to the Boards effective August 1, 2022.

2.7   UK CEO PAY RATIO (NOT AUDITED)

In line with UK reporting requirements to which Carnival plc became subject in fiscal 2020, set out below are ratios which compare the total remuneration of the person(s) who served as our CEO(s), as included in Section 2.9 Single Figure Table, adjusted in the case of fiscal 2022 for the period each person was serving as our CEO, to the remuneration of the 25th, 50th and 75th percentile of UK employees of Carnival plc and its subsidiaries. The disclosure will build up over time to cover a rolling 10-year period.

PAY RATIO
Year	Method	25th Percentile	50th Percentile (median)	75th Percentile
Fiscal 2022	Option A	753:1	440:1	202:1
Fiscal 2021	Option A	2,083:1	1,359:1	424:1
Fiscal 2020	Option A	184:1	106:1	58:1
The pay ratios have been calculated using Option A as we consider this the most straight-forward approach from the options available in the LMCG Regulations and is consistent with the information and methodology used in determining the U.S. CEO Pay Ratio disclosed in the Proxy Statement. Option A requires the calculation and ranking, from lowest to highest, of the pay and benefits of UK employees for the relevant fiscal year, to identify those at the 25th, 50th and 75th percentiles. The total CEO pay for fiscal 2022 is $7,611,963 which is the total of $5,842,383 and $1,769,580, the pro-rated portion of pay associated with each of Messrs. Donald’s and Weinstein’s respective time in the CEO role.

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2. Implementation Section
The base salary and total remuneration received during the fiscal 2022 year by the indicative employees as of September 30, 2022 on a full-time equivalent basis used in the above analysis are set out below:
	25th Percentile ($)	50th Percentile (median) ($)	75th Percentile ($)
Base Salary	10,105	17,306	37,592
Total Remuneration	10,105	17,306	37,592
The figures above include gratuities directly billed to our guests, if applicable, but excludes any cash gratuities that may be paid directly to an employee by guests. It also excludes room and meals, transportation to and from the ship, and medical care, which are provided to our crew members without charge.
Factors influencing this year’s result include the continued return to service of a large number of ship-board personnel and shoreside personnel, the hire of replacement employees and both the change in
CEO and the 2022 pay outcome for the CEO
The UK CEO Pay Ratio is likely to vary, potentially significantly, over time since it will be driven largely by variable pay outcomes for our CEO and changes in our employee population over time. As a result, and depending on our performance and employee population, the UK CEO Pay Ratio could increase or decrease significantly in future fiscal years. For the reasons described above, the median ratio may not be representative of our pay and progression policies.

2.8	RELATIVE IMPORTANCE OF SPEND ON PAY (NOT AUDITED)

Relative importance of spend on pay
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$'millions
2021
2022
% change: 37.1%
$2,679
$1,954
% change: 0%
$0
$0
Profit distributed by way of dividend and share buybacks(1)
Overall expenditure on pay(2)

(1)
No profits were distributed by way of dividend or by way of share buyback during fiscal 2022 and fiscal 2021. The Stock Swap Program is not treated as constituting a share buyback for the purposes of this graph.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
(2)
Overall expenditure on pay has been calculated on a broadly consistent approach to the standard UK approach to calculating this amount and includes all global staff using normal accounting conventions for benefits and includes expected value assumptions in respect of share grants and so is not consistent with methodologies used elsewhere in this Part II.

2.9   SINGLE FIGURE TABLE (AUDITED)

EXECUTIVE DIRECTORS
The compensation of the Executive Directors of Carnival Corporation and Carnival plc for fiscal 2022 and 2021 is as follows:
		Executive Director
		Josh Weinstein(1)	Arnold W. Donald		Micky Arison
$000		2022	2022	2021	2022	2021
Salary		417	1,500	1,500	0(7)	0(7)
Benefits(2)		26	334	104	94	121
Pension(3)		3	11	10	0	0
Total – Fixed		446	1,845	1,614	94	121
Annual Bonus(4)		919	3,300	6,000	―	―
Equity Grants	Multi-Year Incentives (performance-based)(4)	405(5)	2,347(6)	204	―	―
	Other Equity Grants (time-based)	0	0	7,450(8)	―	―
Total – Variable		1,324	5,647	13,654	0	0
Total		1,770	7,492	15,268	94	121

(1)
Mr. Weinstein became an Executive Director on August 1, 2022. Values reflect prorated compensation for the period from August 1, 2022 through November 30, 2022, except for equity grants that are included at full estimated value.

(2)
Details of the matters for Mr. Donald provided within “Benefits” are disclosed in (and taken from) the “All Other Compensation” table in the “Compensation Tables” section of the Proxy Statement (other than employer contributions to Mr. Donald under the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan which are included in “Pension”). Benefits provided to Mr. Weinstein include ($000): private medical health insurance costs ($19), automobile lease or allowance ($5), and the following other benefits: accidental death or dismemberment and disability and life insurance premiums ($0.8), personal air travel ($0.6), spousal meals ($0.3) and gross ups for taxes on certain benefits ($0.08). Benefits provided to Mr. Arison include ($000): private medical health insurance costs ($39), driver and security ($20), automobile lease or allowance ($17) and the following other benefits: accidental death or dismemberment and disability and life insurance premiums ($2), automobile repairs and expenses ($8) and gross ups for taxes on certain benefits ($7). Consistent with past practice, benefits reflect the position under U.S. rules as no UK tax is payable.

(3)
Represents employer contributions under the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan.

(4)
Details of the performance measures and targets applicable to the annual bonus for fiscal 2022 are set out in “Implementation of Approved Policy” section above and in the “Annual Bonuses” section in Part I of the Carnival plc Directors’ Remuneration Report. No element of the annual bonus is subject to deferral.

(5)
The 2022 amount includes $25,969 and $378,962 the estimated values of the 2020 Annual PBS and 2020 Special PBS grants for which the performance period ended on November 30, 2022, including estimated additional shares to be provided to the 2020 PBS grant to take into account any dividends paid during the period. These grants were made to Mr. Weinstein prior to his promotion to the CEO role and vest in February 2023. The estimated annual and special PBS values were calculated using the $8.99 average share price (rounded to the nearest cent) over the last three months of the fiscal year. There was no share price appreciation with respect to either PBS grant. Please refer to “Disclosure of Prior Years’ Grant Results” in Part I for details of the performance conditions met and the number of shares vesting. The estimated value of dividend equivalents to be delivered in additional shares at vesting is $1,369.

(6)
The 2022 amount includes $519,673 and $1,827,797, the estimated values of the 2020 Annual PBS and 2020 Special PBS grants for which the performance period ended on November 30, 2022, including estimated additional shares to be provided to the 2020 PBS grant to take into account any dividends paid during the period. These grants vest in February 2023. The estimated annual and special PBS values were calculated using the $8.99 average share price (rounded to the nearest cent) over the last three months of the fiscal year. There was no share price appreciation with respect to either PBS grant. Please refer to “Disclosure of Prior Years’ Grant Results” in Part I for details of the performance conditions met and the number of shares

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
vesting. The estimated value of dividend equivalents to be delivered in additional shares at vesting is $27,384. The amount for 2021 has been updated to include the release date values and dividend reinvestment in respect of the 2019 PBS grant.
(7)
Effective April 1, 2020, at Mr. Arison’s request in order to preserve cash, Carnival Corporation suspended his salary. The suspension remained in effect through November 30, 2022.

(8)
There has been no share price appreciation with respect to the 2021 TBS grant.

NON-EXECUTIVE DIRECTORS
Compensation of our Non-Executive Directors is set by the Boards, upon recommendation of the Compensation Committees following the Compensation Committees’ annual review of Director compensation. No non-Executive Director is involved in approving their own compensation.
The compensation of the Non-Executive Directors of Carnival Corporation and Carnival plc for fiscal 2022 is as follows. The format is different from the preceding table for Executive Directors as certain aspects (such as bonus and pension) do not apply to Non-Executive Directors.

	Fees		Restricted Stock(1)		Total
	2022	2021	2022	2021	2022	2021
Non-Executive Director	($000)
Sir Jonathon Band	140	140	175	175	315	315
Jason Glen Cahilly	110	110	175	175	285	285
Helen Deeble	110	110	175	175	285	285
Jeffrey J. Gearhart	110	110	175	175	285	285
Richard J. Glasier	140	140	175	175	315	315
Katie Lahey	110	110	175	175	285	285
Sara Mathew(2)	5	N/A	76	N/A	81	N/A
Sir John Parker	110	110	175	175	285	285
Stuart Subotnick	140	140	175	175	315	315
Laura Weil	110	110	175	175	285	285
Randall Weisenburger	195	195	175	175	370	370

(1)
Restricted stock grants are structured as restricted stock (with dividends paid as they arise) at the election of the Director. The reported figures are the value of the grants made during the year using April 8, 2022 closing price of Carnival Corporation shares, other than for Ms. Mathew which is based on the value of the grant made to her on November 14, 2022, which uses the November 14, 2022 closing price of Carnival Corporation shares.

(2)
Ms. Mathew was appointed to the Boards on November 14, 2022.

The Non-Executive Directors did not receive any benefits in fiscal 2022 and 2021. The aggregate emoluments (being salary, bonuses, fees and benefits, and excluding long-term incentives and pensions) of all Directors during fiscal 2022 were approximately $9.7 million.
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2.10	SCHEME INTERESTS MADE TO DIRECTORS IN FISCAL 2022 (AUDITED)
The LMCG Regulations require disclosure of grants made in the year plus a table of aggregate outstanding awards, separately detailing grants that vest in the year. The latter information is included in Section 2.11 Directors’ Shareholding and Share Interests below.

Director	Grant Date	Plan(1)	Number of Shares	Face Value(2) ($)	Threshold Vesting Level(3) (%)	Vesting Level at Maximum Performance(3)(4) (%)	Anticipated Vesting Date
Micky Arison	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Arnold W. Donald	2/4/2022	ERA RSU	300,601	5,999,996	50	150	2/15/2025
	2/4/2022	ERA Cash	N/A	6,000,000	50	150	2/15/2025
Josh Weinstein	8/22/2022	LTPBS	500,000	4,695,000	50	200	2/15/2028
	2/4/2022	ERA Cash	N/A	5,000,000	50	150	2/15/2025
Sir Jonathon Band	4/8/2022	Restricted Stock	9,541	174,982	N/A	100	4/8/2025
Jason Glen Cahilly	4/8/2022	Restricted Stock	9,541	174,982	N/A	100	4/8/2025
Helen Deeble	4/8/2022	Restricted Stock	9,541	174,982	N/A	100	4/8/2025
Jeffrey J. Gearhart(3)	4/8/2022	Restricted Stock	9,541	174,982	N/A	100	4/8/2025
Richard J. Glasier	4/8/2022	Restricted Stock	9,541	174,982	N/A	100	4/8/2025
Katie Lahey	4/8/2022	Restricted Stock	9,541	174,982	N/A	100	4/8/2025
Sara Mathew	11/14/2022	Restricted Stock	7,146	75,748	N/A	100	4/8/2025
Sir John Parker	4/8/2022	Restricted Stock	9,541	174,982	N/A	100	4/8/2025
Stuart Subotnick	4/8/2022	Restricted Stock	9,541	174,982	N/A	100	4/8/2025
Laura Weil	4/8/2022	Restricted Stock	9,541	174,982	N/A	100	4/8/2025
Randall Weisenburger	4/8/2022	Restricted Stock	9,541	174,982	N/A	100	4/8/2025

(1)
The terms of ERA and LTPBS incentive programs to the respective Executive Directors and the terms of restricted stock grants to Non-Executive Directors and the basis on which these grants are made are summarized in the table above are described in the “Non-Executive Director Compensation” and “Compensation Tables” sections of the Proxy Statement. Although subject to a future vesting date, a Non-Executive Director restricted stock grant becomes non-forfeitable one year after their first election to the Boards.

(2)
Face values for all grants are calculated using the closing share prices at the relevant grant dates, being $19.96 at February 4, 2022 for Mr. Donald, $9.39 at August 22, 2022 for Mr. Weinstein, $10.60 for Ms. Mathew at November 14, 2022 and $18.34 at April 8, 2022 for all other Non-Executive Directors.

(3)
The restricted stock grants to Non-Executive Directors do not include performance conditions.

(4)
The face value of awards reflects the target value. If the performance conditions are fully met, vesting may be at up to 200% of the percentage indicated of the target number of shares.

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2.11   DIRECTORS’ SHAREHOLDING AND SHARE INTERESTS (AUDITED)

The stock ownership policies for Executive and Non-Executive Directors provide that all Executive and Non-Executive Directors are required to own shares (inclusive of unvested restricted shares, RSU and shares in a trust beneficially owned by a Director) of either Carnival Corporation common stock or Carnival plc ordinary shares with a value equal to six times base salary for the CEO Executive Director and five times the cash retainer for Non-Executive Directors while they are employed or serving. All new Directors must achieve this requirement no later than five years from the date of their initial appointment or election to the Boards by the shareholders. The stock ownership policies for Executive and Non-Executive Directors provide that a
Director will be deemed to be in compliance with the ownership requirements if the decline in the Carnival Corporation or Carnival plc share price results in the Director falling below the applicable ownership level, provided that they were in compliance prior to the share price movement and do not sell or transfer ownership of any such shares until after the ownership target has again been achieved, unless otherwise approved by the Boards of Directors. Each of the Directors serving in fiscal 2022 is in compliance with this Board-mandated requirement.
The following table shows the total outstanding shares as at November 30, 2022 under any incentive plans, as well as shares that vested during fiscal 2022:

	Shares (including Restricted Shares and RSUs)
Director	Grants Without Performance Conditions That Have Not Vested(1)	Grants With Performance Conditions That Have Not Vested	Number of Shares Acquired on Vesting
EXECUTIVE DIRECTOR
Micky Arison	—	—	—
Josh Weinstein	38,954	537,697(2)	38,030
Arnold W. Donald	237,973	572,560(2)	214,001
NON-EXECUTIVE DIRECTOR
Sir Jonathon Band	30,435	N/A	3,193
Jason Glen Cahilly	30,435	N/A	3,193
Helen Deeble	30,435	N/A	3,193
Jeffrey J. Gearhart	29,108	N/A	0
Richard J. Glasier	30,435	N/A	3,193
Katie Lahey	30,435	N/A	3,193
Sara Mathew	7,146	N/A	—
Sir John Parker	30,435	N/A	3,193
Stuart Subotnick	30,435	N/A	3,193
Laura Weil	30,435	N/A	3,193
Randall Weisenburger	30,435	N/A	3,193

(1)
Restricted shares granted to the Non-Executive Directors are subject to service conditions prior to the anniversary of their first election to the Boards and are forfeitable until that time.

(2)
Dividend equivalent shares will be added for the 2020 PBS grant to take into account dividends paid during the period.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
All Directors receive Carnival Corporation common stock, which are denominated in U.S. dollars.
Details of the Directors’ interests and their connected persons are as follows*:
	Carnival plc		Carnival Corporation
Director	November 30, 2021	November 30, 2022	November 30, 2021**	November 30, 2022**
Micky Arison	―	―	121,136,034	121,136,034(1)
Sir Jonathon Band	―	―	42,951	52,492
Jason Glen Cahilly	―	―	29,050	38,591
Helen Deeble	―	―	31,759	41,300
Arnold W. Donald	―	―	607,160	707,118(2)
Jeffrey J. Gearhart	―	―	21,313	30,854
Richard J. Glasier	―	―	60,507	70,048(3)
Katie Lahey	―	―	26,301	35,842
Sara Mathew(4)	―	―	N/A	7,146
Sir John Parker	10,052	3,004	53,127	62,668
Stuart Subotnick	―	―	73,870	83,411
Laura Weil	―	―	73,067	82,608
Josh Weinstein(5)	N/A	―	N/A	4,955
Randall Weisenburger	―	―	761,409	870,950

*
For consistency with the “Share Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement, the above table includes restricted stock (but not RSUs) held. For RSUs held by Josh Weinstein and Arnold W. Donald, the only two Directors who hold RSUs, see the first and second columns in the prior table.

**
As part of the establishment of the DLC arrangement, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of common stock of Carnival Corporation. Under a pairing agreement, the trust shares are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC arrangement, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. Each share of Carnival Corporation common stock and the paired plc special voting share are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.

(1)
Includes (i) 1,625,577 shares of common stock held by the Nickel KA 2022 Annuity Trust No. 1, (ii) 1,625,577 shares of common stock held by the Nickel KA 2022 Annuity Trust No. 2, (iii) 80,736,445 shares of common stock held by MA 1994 B Shares, L.P., (iv) 35,465,423 shares of common stock held by the Artsfare 2005 Trust No. 2 by virtue of the authority granted to Mr. Arison under the last will of Ted Arison, (v) 841,506 shares of common stock held by the NA 2017-08 Trust and (vi) 841,506 shares held by the KA 2017-08 Trust.

(2)
Includes 665,157 shares held by The Arnold W. Donald Revocable Trust UAD 5/26/98.

(3)
Includes 23,792 shares held by The Richard J. Glasier Revocable Living Trust.

(4)
Ms. Mathew was appointed to the Boards effective November 14, 2022.

(5)
Mr. Weinstein was appointed to the Boards effective August 1, 2022.

There were no changes in the above share interests between December 1, 2022 and January 12, 2023, the latest practicable date.
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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.12   TOTAL PENSION ENTITLEMENTS (AUDITED)

Mr. Arison continues to be eligible for a benefit under the Carnival Corporation Nonqualified Retirement Plan for Highly Compensated Employees (the “Retirement Plan”). Mr. Arison’s benefits under the Retirement Plan were calculated based on age, length of service with Carnival Corporation and the average of his five highest consecutive years of compensation out of the last 10 years of service. The benefit formula provides an annual benefit accrual equal to 1% of his earnings for the year up to “covered compensation” plus 1.6% of earnings for the year in excess of covered compensation then multiplied by his years of service up to a maximum of 30 years of credited service. The elements of compensation to determine his benefits were his base salary and annual bonus up to the U.S. statutory limitations under Section 401(a)(17) of the U.S. Internal Revenue Code. Mr. Arison’s accrued benefit was fully paid out in March 2020. It is not expected that Mr. Arison will accrue any additional benefits under the Retirement Plan under the terms of the program. Mr. Donald is not eligible to participate in the Retirement Plan.
Details of the retirement benefits of current Directors arising from their participation in defined benefit pension arrangements are as follows:

Executive Director	Accrued Benefit(1) at Nov. 30, 2022 ($000)	Increase in Accrued Benefits including Inflation ($000)	Value of Increase in Accrued Benefits Net of Inflation and Directors’ Contributions ($000)
Micky Arison	0	0	0
Josh Weinstein	―	―	―
Arnold W. Donald	―	―	―

(1)
The accrued benefit is that pension which would be paid annually on retirement at the normal retirement age of 65 under the Retirement Plan based on service to November 30, 2022. Current Directors are not entitled to any early retirement benefits.

2.13   PAYMENTS FOR LOSS OF OFFICE (AUDITED)

No payments for loss of office (as that term is defined in the LMCG Regulations) were made during the year.
2.14   PAYMENTS TO PAST DIRECTORS (AUDITED)

Upon completion of the DLC transaction, Lord Sterling was appointed as Life President of P&O Cruises and Special Adviser to Micky Arison, Chair of Carnival Corporation & plc. As Special Adviser, Lord Sterling is entitled to receive fees for his services at the rate of £25,000 per year payable in quarterly installments in arrears.
See “Outgoing CEO Consulting Agreement” in Part I of the Directors’ Remuneration Report for a description of the terms of the consulting agreement with Arnold W. Donald. Mr. Donald will also receive the 2022 MTE ($2,200,000 grant value) and 2022 PBS ($3,850,000 grant value) grants to be issued in fiscal 2023 because of his transition from employment to consulting without a break in service as more fully described in Part I under “Disclosure and the Timing of Long-Term Incentive and Equity-Based Compensation.”

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
Section B: Directors’ Remuneration Policy (not audited)

Provision 40 disclosures
The Compensation Committees believe that Executive Director remuneration policy and practices address all of the factors listed in Provision 40 of the UK Corporate Governance Code, as outlined below:
Clarity	Our compensation structure for Executive Directors is clearly and transparently explained and disclosed. We provide detailed disclosures on the performance measurements and vesting schedules used in annual and long term incentives. We also conduct shareholder outreach to ensure shareholders understand our executive compensation program.
Simplicity	Our compensation program for our Executive Directors includes elements that are disclosed and explained in detail and that links compensation for our CEO, the only Executive Director that received salary, annual incentive and long-term incentives in fiscal 2022, to our long-term success and interests of our shareholders.
Predictability	Target values, performance metric ranges and formulas for all performance-based compensation elements and payout ranges for bonuses are disclosed and explained. Use of discretion if any, is also disclosed and explained. The scenario chart illustrates potential payout scenarios under the new policy.
Proportionality	The annual and long-term incentives for our CEO in fiscal 2022 are linked to the fulfilment of quantitative performance measures and align the CEO’s compensation with our long-term performance and long-term value creation for our shareholders. The Compensation Committees retain discretion to ensure that rewards under the incentives reflect performance.
Risk
Our Compensation Committees conduct an annual assessment, with support from management and the Compensation Committees’ independent consultants, to ensure our executive compensation program does not encourage excessive risk taking. Our executive compensation program is based on a pay-for-performance philosophy and provides a mix of long-term and short term cash and equity awards that is intended to motivate management to drive performance in short and long term and align interests with our shareholders. Bonus payout is limited to 200% and performance ranges for all long term incentives are disclosed and limited. Our policy limits the risk of unfair or excessive remuneration through the following measures:
•
Clearly defined limits on the maximum opportunities of incentive awards

•
Powers of discretion for our Compensation Committees to adjust formulaic outcomes of incentive awards to ensure payouts are aligned to performance

•
Malus and clawback provisions on all incentives

Alignment with Culture	Our CEO’s compensation in fiscal 2022 is designed to drive behavior aligned with our culture, values and strategy, for example by tying annual and long term incentives to achievement of health, environment, safety and security, and sustainability measures and our Culture Essentials, in addition to operating performance metrics. We also have a stock ownership policy which sets minimum shareholding requirements for our executive officers and all Directors.
The following section contains the material required to be set out in the 2023 Policy for the purposes of Part 4 of the LMCG Regulations. If approved by shareholders, the 2023 Policy is to take effect from April 21, 2023 (being the date of the Annual General Meeting).
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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
1.	Future Policy Tables
General statement on policy
The future policy tables set forth below apply in respect of the Directors. Once approved by the shareholders at the 2023 Annual Meetings, they have mandatory force, which means that payments may not be made outside the scope of the 2023 Policy without prior shareholder approval of an amendment to the 2023 Policy. The 2023 Policy is in a similar format to the 2020 Policy and all key changes are summarized in an additional column to the tables. For a description of the Boards’ processes to identify and mitigate conflicts of interests, please refer to “Board Balance and Independence” in the Carnival plc Corporate Governance Report.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
Executive Directors

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
Context of Policy
As a U.S. headquartered business with most senior executives based in the U.S., the Compensation Committees’ overall approach to total compensation is to set pay by reference to U.S. market practice. Similarly, the design of bonus and long-term incentives is largely driven from a U.S. context.
All Executive Directors serving in fiscal 2022 or anticipated to serve in fiscal 2023 were located in the U.S.
Carnival plc has been advised that, to comply with the regulations, each element of pay needs to be subject to a monetary limit. Those limits are to ensure such compliance and are not reflective of any form of aspiration and are unlikely to have any practical impact on setting appropriate compensation levels.

Base Salary	Provide a baseline level of fixed compensation that reflects level of responsibility.
Salaries are reviewed after results for the prior fiscal year are available.
Salaries may be increased if merited by performance or other market factors in order to attract or retain our executives.
Each year a competitive market review is undertaken to assist the Compensation Committees in their assessments. This assessment is undertaken against companies that the Compensation Committees consider to be appropriate. This data is used to inform considerations rather than to benchmark to any particular peer group level and the Compensation Committees apply appropriate judgment in consideration of the data.
			As a consequence of the LMCG Regulations, the Compensation Committees need flexibility to consider appropriate increases so will operate to an individual cap of $2.5 million per annum with this level increasing from the date of approval by the increase from the date of approval in U.S. Consumer Price Index or (a similar measure of inflation if this ceases to be readily available). It will apply the factors set out in the previous column in considering salary adjustments and will not automatically gravitate to the maximum.	None	None
Annual Bonus
To focus executives’ attention on achieving outstanding Carnival Corporation & plc performance against pre-determined financial targets as well as other relevant measures.
Provides flexibility in rewarding favorable individual and overall company

The annual bonus plan is referred to as the Carnival Corporation & plc Management Incentive Plan (“MIP”).
Performance measures are chosen for each performance period to focus participants on achieving appropriate financial performance results

200% of target bonus. The Compensation Committees reserve the right to reduce (but not increase) this percentage.
Target bonuses may be set on such basis as the Compensation Committees consider to be appropriate and, in particular, may be
				The Compensation Committees may set such performance measures and targets for the annual bonus as they consider appropriate. These performance measures may be financial or non- financial and corporate, divisional or individual and in such proportions as the	None
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Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
performance.
as well as other relevant measures.
At or following the commencement of each fiscal year, the Compensation Committees determine the target bonus for each participant by reference to such metrics they consider to be appropriate.
Following the end of each fiscal year, the Compensation Committees confirm the performance condition outcomes and the preliminary bonus for each participant. This preliminary bonus is then moderated, which may increase or decrease the final bonus amount – see performance conditions.
Bonuses are all currently paid in cash although the Compensation Committees reserve discretion to build in the ability to defer part of the bonus (whether into cash or shares).
It is currently anticipated that the bonus will continue to be cash settled.
Carnival Corporation & plc has a clawback provision applicable to the annual bonus. The clawback provisions may be modified from time to time but currently apply in the case of fraud, negligence, intentional or gross misconduct or other wrongdoing on the part of an individual that results in a adjusted each year to reflect changes in the performance metrics for the year.
The target levels are set for each fiscal year as described in the preceding column. The LMCG Regulations refer to the need to set a maximum which will apply for up to a three-year period. The Compensation Committees will not set a target level in excess of $5 million per Director.

Compensation Committees consider appropriate.
The starting point for assessment of any financial targets will normally be to review the reported figures in the Annual Report although the Compensation Committees may make adjustments to the reported figures to determine a position which, in their view, better reflects the underlying performance.
No payout is earned unless the threshold level of performance is met. At threshold, target and maximum, such level as the Compensation Committees determine for that year (currently: 50%, 100% and 200% of target respectively) will be provisionally granted. However, this amount is not thereby guaranteed as such provisional figure is subject to the Compensation Committees considering wider performance under the moderation described below.
Moderation
The Compensation Committees may moderate (up or down but in all cases subject to the over- riding bonus cap for that year) the preliminary bonus outcomes in relation to financial outcomes taking account of both technical factors (such as the impact of changes in accounting principles),

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2. Implementation Section

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
		material restatement of the issued financial statements. Clawback would also apply for any other event or circumstance set forth in any claw- back policy actually implemented, including, without limitation, any clawback policy adopted to comply with the requirements of the U.S. Dodd- Frank Wall Street Reform Act and any applicable rules or regulations.		unusual gains and losses and other events outside the control of management and individual performance (such as successful implementation of strategic initiatives) as more fully detailed in Part I. Such moderation is a judgmental assessment by the Compensation Committees and not subject to formulae.
Long-Term Incentive Compensation
•
To recognize scope of responsibilities

•
To reward demonstrated performance and leadership

•
To motivate future superior performance

•
To align the interests of the executive with our shareholders’ long-term interests

•
To encourage the retention of key executives

Each of Carnival Corporation & plc has adopted broad omnibus plans—the Carnival Corporation 2020 Stock Plan and the Carnival plc 2014 Employee Share Plan.
Each of these plans permit equity grants to be made in a wide variety of forms including market value options, stock-appreciation rights (“SARs”) and restricted stock or restricted stock unit grants and cash-based awards, each of which may or may not be subject to vesting performance measures as the Compensation Committees consider appropriate.
The Compensation Committees reserve the right to use all aspects of the omnibus plans as approved by the shareholders.
Current practice (but without limiting the powers within the plan rules) is to operate a program under which one or more forms of grants are

The Carnival Corporation 2020 Stock Plan and Carnival plc 2014 Employee Share Plan rules have individual maximum limits and the Committees operate to these limits.
As those rules were drafted without regard to the UK regulations, the Committees have set a separate limit that grants, under all aspects of the plans, will not exceed $25 million in the year of grant. This figure looks at levels before the application of any performance multiplier and looks at the cash value used to determine awards whether cash or equity denominated (if equity denominated, the cash amount will be converted to shares using a share price at or near to the date of grant or as a fixed number of shares). Under the rules, if options are granted, they are valued at one-third of the grant date value. It should be noted that

The balance and mix of equity grants will be set at the discretion of the Compensation Committees and the Compensation Committees may set such performance conditions on the performance grants as they consider appropriate (whether financial, which may include, but not be limited to, earnings per share (“EPS”), earnings before interest and taxes (“EBIT”), operating income (“OI”), return on invested capital (“ROIC”) or total shareholder return (“TSR”) and/or non- financial and whether corporate, divisional or individual).
The plans allow the Compensation Committees to exercise negative discretion, to reduce or eliminate the formulaic results of a performance grant.
Performance grants may not be subject to additional performance conditions after
No change to the approach to limits is anticipated which has always been to comply with the rules of the various shareholder approved plans. To ensure compliance with the UK regulations, an inner limit has been introduced which is a limit and not an aspiration.

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Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy

made each year. These may include, but are not limited to:
•
Performance-Based Share (“PBS”) Grants:

—
subject to a three year performance-based vesting;

—
allocations determined by taking account of aggregate market positioning of total direct compensation;

—
allow a maximum vesting of up to 200% of the number of shares granted as the target grant with 50% (although different percentages may apply to future grants) of target payable for achieving the threshold; and

—
no entrenched vesting regardless of performance on retirement included.

•
Time-Based Share (“TBS”) Grants:

—
subject to a three-year annual pro-rata vesting;

—
allocations determined by taking account of aggregate market positioning of total direct compensation.

Each form of performance or time-vested grant may be structured as restricted stock units with dividend equivalents accrued to vesting. In practice, PBS and TBS grants have been this inner limit has been drafted to comply with the UK regulations and does not reflect an intent or aspiration (the CEO’s fiscal 2023 target value is $5 million).
In practice, awards will be made having regard to competitive compensation data in the U.S. (and elsewhere as the Compensation Committees consider relevant) and to the Compensation Committees’ assessment as to what is appropriate in light of business strategy, competitive data and the experience and caliber of the individuals.
the initial performance condition used to determine grant value is completed as the size of the initial grant may be determined by reference to pre- grant performance assessment.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy

structured as restricted stock units and dividend equivalents have accrued to vesting. Consistent with US practice, once vested, the recipient may hold or sell the shares, subject to our Stock Ownership Policy.
Clawback and forfeiture provisions can apply to performance or time-vested grants in the event of material restatement of the Carnival Corporation & plc’s issued financial statements or in the event of an individual breaching continuing obligations following the termination of his or her employment. These provisions may be varied from time to time.
While not currently utilized for Executive Directors, the share plans described above permit the operation of share options and SARs and the grant of fully vested unrestricted stock. Both options and SARs operate similarly, with a market value “strike price” and vesting schedules to be determined at the time of grant in accordance with prevailing practice. The difference between share options and SARs relates only to the settlement process, with the exercise of SARs being satisfied by the issue or transfer of shares equal to the holder’s gain net of exercise prices and all relevant payroll

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2. Implementation Section

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
taxes. Carnival Corporation & plc will honor the vesting of all grants made under previous policies in accordance with the terms of such grants.
Benefits	To provide perquisites representative of common practice for Executive Directors and to enable the Executive Director to give maximum attention to their role.
The Compensation Committees review perquisites provided periodically.
Details are set out in the All Other Compensation table in the Executive Compensation section of the Proxy Statement and may include, but are not limited to:
•
various insurance policies

•
automobile lease or allowance

•
personal use of aircraft

•
other personal air travel

•
tax planning and return preparation fees

•
driver and security

•
the ability to take cruises under the cruise policy

•
living accommodations and maintenance (where considered appropriate)

•
relocation expenses

			The Compensation Committees reserve discretion to introduce new benefits where they conclude that it is in the interests of the Carnival Corporation & plc to do so, having regard to the particular circumstances and to market practice. The LMCG Regulations require that a maximum is prescribed for each element of compensation. It is not possible to prescribe the likely change in the cost of insured benefits or the cost of some of the other reported benefits so a monetary limit of $1 million per executive has been set although, the Compensation Committees will monitor the costs in practice and ensure that the overall costs do not increase by more than what the Compensation Committees consider to be appropriate in all the circumstances.	N/A	None
		While the Compensation Committees do not consider it to form part of benefits in the normal usage of that term, they have been advised that travel and/or corporate hospitality (whether paid for	Consistent with prior years, the benefits have been valued in this Part II on a consistent basis to the Executive Compensation section of the Proxy Statement and the above limit will be assessed on this basis.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy

by Carnival Corporation & plc or another and whether provided to the Director or a family member) may technically come within the UK definition so the Compensation Committees expressly reserve the right for Carnival Corporation & plc to authorize attendance at such activities within its agreed policies.
Executive Directors are also eligible to participate in the employee stock purchase plans (or if applicable to them, equivalent non-U.S. plans) operated by
Carnival Corporation & plc, in line with U.S. Internal Revenue Service or UK His Majesty’s Revenue and Customs guidelines, on the same basis as for other eligible employees.

Pensions	To attract and retain our Executive Directors.
Defined benefit pension provision was fixed due to U.S. tax changes in 2009.
For the CEO and new employees, the current approach is for them to join the all- employee pension arrangements (a qualified 401(k) savings plan together with a profit sharing arrangement) on the same basis as all U.S. employees of Carnival Corporation.
While no change to the policy on pension provision is currently anticipated, the Compensation Committees

Details are set out in the table of “Total Pension Entitlements” in the Part I above.
As indicated in the previous section, the LMCG Regulations require the Compensation Committees to operate with an overall cap for each element of remuneration and so a figure of $1 million per year of annual accrued value per Executive Director has been selected although the Compensation Committees will also ensure that the costs operate within an inner limit of being aligned to the
				N/A	None

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2. Implementation Section

Element	Purpose and Link to Strategy	Operation	Maximum	Performance Conditions	Changes to the Policy

reserve the right to consider the appropriate policy having regard to the needs of the companies and to relevant market data.
Carnival Corporation & plc will honor the pensions obligations entered into under all previous policies in accordance with the terms of such obligations.
pension arrangements available to all or most U.S, employees of Carnival Corporation.
Stock Ownership Guidelines	For Executive Directors to build and maintain a long- term ownership position.
The guidelines are not contractual and no penalty arises if the Executive Director does not comply.
Under the guidelines, shares owned outright by the executive and their immediate family (and related trusts) together (and consistent with U.S. practice) with any outstanding MTE grants count towards the guidelines. The Compensation Committees reserve the right to amend these guidelines as they consider appropriate.
The Committees note that the headline level of these guidelines is higher than is typical in for UK companies which is appropriate given our approach of following U.S. practices. Consistent with practice in the U.S., such guidelines do not continue following an executive’s departure (although such an executive may continue to be at risk of recoupment under our clawback policies for a period).

Mr. Weinstein—six times base salary
Mr. Arison—six times base salary
Other senior executives have guideline levels of three or four times base salary.
The Compensation Committees reserve the right to increase (but not reduce) these stock ownership guidelines.
				N/A	None.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
Notes:
1.
The rationale for all performance measures and the process for setting performance targets are explained in the relevant sections of the table.

2.
The general principle of the 2023 Policy is to remunerate people for their personal responsibility and contribution. In order to deliver this, different reward mechanisms are used for different populations. Where the reward mechanisms differ, they reflect the appropriate market rate position for the relevant roles.

3.
The Companies’ approach to clawback is set out in the sections in the above table relating to bonus and long-term incentives.

NON-EXECUTIVE DIRECTORS

Element	Purpose and link to strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
Non-Executive Directors’ Cash Retainer	To appropriately compensate Non- Executive Directors of the highest caliber.
Fee levels are periodically reviewed by the Boards (without the Non-Executive Directors voting on such matters, although, to ensure coherence of approach, the Compensation Committees may make recommendations to the Boards) having regard to external comparators. The Boards exercise judgment as to what they consider to be reasonable in all the circumstances both as regards quantum and the mix of pay and do not apply a strict mathematical approach to assessing such levels (i.e. they do not automatically apply a median level).
Within the stated maximum, the Boards reserve the right to consider how to structure the Non-Executive Directors’ fees and whether to utilize a general retainer, committee membership, chairmanship, attendance fees, or board attendance or time-based or travel allowances.
Currently, the Non-Executive Directors receive an annual cash retainer fee. Fees are currently paid quarterly (but this may be varied).

Under the LMCG Regulations, Non- Executive Directors are equally subject to policy caps as their executive colleagues. Accordingly, the Boards will operate within a cash cap per individual of $250,000 (which may be doubled in the case of a non-executive chair).
However, should the Boards cease to make restricted share grants as detailed below, the cap for Directors’ cash retainer stated above may be increased by the maximum value of the cap relating to restricted share grants.
				None	Provides for increased cap in the case of a non-executive chair.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section

Element	Purpose and link to strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
Non-Executive Directors also receive reimbursement of travel related expenses.
Restricted Stock Grants	To appropriately compensate Non- Executive Directors of the highest caliber. To align Non- Executive Directors’ interests with those of shareholders.
Non-Executive Directors receive annual restricted share grants at such level as the Boards consider to be appropriate.
Grants vest after three years and are not forfeitable after one year of service from initial election to the Boards.
Non-Executive Directors must own shares with a value of at least five times the annual cash retainer. New non-Executive Directors must achieve this requirement within the time frame selected by the Boards (currently five years from the date of their initial election). The Boards may increase (but not reduce) this guidance. As with the stock ownership guidelines for executives, the guidelines are not contractual and no penalty arises if the Director does not comply; however, the Boards may require some or all of the Director’s cash retainer to be delivered as fully vested stock as they consider appropriate.
Under the guidelines, shares owned outright by the Non-Executive Director and their immediate family (and related trusts) together with any outstanding restricted stock grants count towards the guidelines. The Boards reserve the right to amend these guidelines as they

The formal cap is $250,000 per individual (which may be doubled in the case of a non-executive chair).
However, should the Boards cease to pay Non-Executive Directors a cash retainer as detailed above, the cap for restricted share grants may be increased by the maximum value of the cap relating to Non-Executive Directors’ cash retainer.
				No performance conditions apply to ensure the Non-Executive Directors maintain their independence.	Provides for increased cap in the case of a non-executive chair.

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2. Implementation Section

Element	Purpose and link to strategy	Operation	Maximum	Performance Conditions	Changes to the Policy
consider appropriate.
Benefits	To encourage product familiarization.
Non-Executive Directors are encouraged to take cruises for purposes of product familiarization and pay a fare of such rate as is determined from time-to-time. Currently, for the first 14 days per year, Non-Executive Directors pay a fare of  $70 per person per day for such cruises (or $150 per day in the case of Seabourn), and for the next 30 days per year, pay a fare of  $200 per person per day for such cruises, plus taxes, fees and port expenses in each case. All other charges associated with the cruise (e.g., air fares, fuel supplements, fees, taxes and port expenses, gratuities, ground transfers, etc.) are the responsibility of the Non-Executive Director.
While the Boards do not consider it to form part of benefits in the normal usage of that term, the Boards have been advised that travel and/or corporate hospitality (whether paid for by the Carnival Corporation & plc or another and whether provided to the Non- Executive Director or a family member) may technically come within the UK definition so the Boards expressly reserve the right for Carnival Corporation & plc to authorize attendance at such activities within its agreed policies.

The formal cap is $100,000 per individual although the likely level is somewhat lower and the benefit each year is reflected in the table of Non-Employee Director compensation. Any benefits under the cruise policy will be valued for this purpose on an incremental cost basis.
In addition, a departing gift may be provided up to a value of $25,000 per Non-Executive Director on termination of office.
				None	None.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
2.	Recruitment Remuneration Policy
The following represents guidelines considered reasonable by the Compensation Committees, but they may need to change in relation to securing an appropriate candidate whose appointment would, in their view, be in shareholders’ best interests.
•
In terms of the principles for setting a package for a new Executive Director, the starting point for the Compensation Committees will be to look to the general policy for Executive Directors as set out above and structure a package in accordance with that policy. However, as provided for in the relevant regulations, the Compensation Committees reserve the right to make payments of base salary and make benefit or pension provisions outside of the scope of the general policy (and its caps) for Executive Directors to meet individual circumstances of the recruitment (recognizing that such events are inherently exceptional and unplanned and that it would be disproportionate to seek shareholder approval).

•
Ignoring any special recruitment arrangements which may prove to be necessary, the annual bonus and long-term incentive compensation arrangements will operate (including the maximum grant levels) as detailed in the general policies in relation to any newly appointed Director.

•
For an internal appointment, any variable pay element provided in respect of the prior role may either continue on its original terms or be adjusted to reflect the new appointment as appropriate.

•
For external and internal appointments, the Compensation Committees may agree that Carnival Corporation & plc will meet certain relocation expenses as Compensation Committees consider appropriate and/or to make a contribution towards legal fees in connection with agreeing employment terms.

•
Whether to enter into an employment agreement and the terms of such agreement will be determined at the time having regard to norms in the U.S. and/ or where the executive will be based.

•
Where it is necessary to make a recruitment related equity grant to an external candidate, Carnival Corporation & plc will not pay more than is, in the view of the Compensation Committees, necessary and will in all cases seek, in the first instance, to deliver any such grants under the terms of the existing incentive pay structure. It may, however, be necessary in some cases to make such grants on terms that are more bespoke than the existing annual and equity-based pay structures in Carnival Corporation & plc in order to secure a candidate. Details of any such grants will be appropriately disclosed.
•
All such grants for external appointments (whether to buy-out forfeited grants or negotiated as a sign-on grant), whether under the annual bonus plan, PBS, TBS or otherwise, will take account of the nature, time-horizons and performance requirements for any remuneration relinquished by the individual when leaving a previous employer and will only include guaranteed sums where the Compensation Committees consider that it is necessary to secure the recruitment.

•
For the avoidance of doubt, where recruitment related grants are intended to replace existing grants held by a candidate in an existing employer, the maximum amounts for incentive pay as stated in the general policies will not apply to such grants. The Compensation Committees have not placed a maximum limit on any such grants which it may be necessary to make as it is not considered to be in shareholders’ interests to set any expectations for prospective candidates regarding such grants. Any recruitment- related grants which do not replace grants with a previous employer will be subject to the limits as detailed in the general policy.

A new Non-Executive Director would be recruited on the terms explained above in respect of the main policy for Non-Executive Directors.
A new Executive Director’s terms would be subject to agreement on joining. The Compensation Committees will not automatically replicate a predecessor’s agreement and will have due regard to internal provisions for other senior executives, developments in market and best practice globally and to the commercial circumstances at the time.
Mr. Weinstein. Mr. Weinstein does not have an employment agreement.
All elements of his compensation are subject to the discretion of the Compensation Committees.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
3.	Policy on Payments for loss of office
All Executive Directors
For the avoidance of doubt, the LMCG Regulations do not require the inclusion of a cap or limit in relation to payments for loss of office. The Compensation Committees will take all relevant factors into account in deciding whether any discretion should be exercised in an individual’s favor in these circumstances, and the Compensation Committees will aim to ensure that any payments made are, in their view, appropriate in the context of where the executive resides and are fair and reasonable.
In addition to any such payment, the Compensation Committees reserve discretion to:
•
retain perquisites which they currently receive for a period;

•
pay an annual bonus for the year of departure (pro-rated to the period actually worked);

•
retain or accelerate vesting of any outstanding equity grants; and

•
pay for other items, such as outplacement services, legal fees, settlement payments and such other payments as our legal advisors advise may be necessary or expedient.

Further detail on the terms of the potential payments upon termination or change of control are contained in the Executive Compensation section of the Proxy Statement.
Any amounts already accrued under non-qualified deferred compensation arrangements or any pension- related arrangements, which have already accrued to the executive, will be retained and will not be a termination payment.
Acceleration of share grants may occur following a change of control if an executive’s position was terminated or may occur following the termination of their employment as disclosed in detail in the Potential Payments upon Termination or Change of Control part of the Executive Compensation section of the Proxy Statement.
Mr. Arison. The Compensation Committees have adopted a policy not to enter into employment contracts with longer-serving U.S. executives. Accordingly, Carnival Corporation & plc do not have an employment agreement with Mr. Arison that would pay any cash severance benefits in connection with termination of employment.
Mr. Weinstein. Carnival Corporation & plc do not have an employment agreement with Mr. Weinstein that would pay any cash severance benefits in connection with termination of employment.

Non-Executive Directors
The Non-Executive Directors are not entitled to any compensation on termination but, once they have served for at least one year, they will retain all outstanding equity grants. Entitlement may be accelerated in certain compassionate circumstances or following a change of control. However, a departing gift may be provided up to a value of $25,000 per Non-Executive Director.

4.	Performance Scenarios
The LMCG Regulations require the inclusion of scenario charts for each Executive Director showing the levels of compensation which an individual could expect to earn under the 2023 Policy for fiscal 2023 in certain circumstances. To assist the reader, the tables distinguish between MTE, PBS, TBS and SEA and the other elements of fixed pay.

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2. Implementation Section

Performance Charts

Amounts in ($000s)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Salary
Bonus
PBS
TBS
Salary, $1,534
TBS, $1,500
PBS, $3,500
Bonus, $2,500
Salary, $1,534
TBS, $1,500
PBS, $7,000
Bonus, $5,000
Salary, $1,534
TBS, $2,250
PBS, $10,500
Bonus, $5,000
Salary, $1,534
$0
$0
$0
Minimum
On-target
Maximum
50% Share Price Appreciation on Maximum
President, CEO and Chief Climate Officer - Josh Weinstein
Minimum
On-target
Maximum
Chair - Micky Arison

The assumptions used in the table are summarized below:
Minimum	• “Salary” consists of base salary, benefits and pension. • Base salary is the salary to be paid in fiscal 2023. • Benefits measured as reported benefits received in fiscal 2022.
	$000	Base Salary	Benefits	Pension	Total Fixed
	Mr. Weinstein	1,250	284	—	1,534
	Mr. Arison	0	94	0	94
On-target
Based on what the Executive Director would receive if performance was on-target:
•
Short term incentive consists of the target bonus ($2.5 million) set by the Compensation Committees for fiscal 2023 for Mr. Weinstein and nil for Mr. Arison.

•
Long-term incentives for Mr. Weinstein include the expected target values of his PBS ($3.5 million) and TBS ($1.5 million) grants and nil for Mr. Arison. While the precise grant levels are set each year, the Compensation Committees believe this is indicative of ongoing policy.

Maximum
Based on the maximum compensation receivable (excluding share price appreciation and dividends):
•
Short-term incentive consists of the maximum bonus (200% of target bonus).

•
Long-term incentive consists of the grant date value of the maximum number of PBS RSUs at 200% of target number and 100% of the TBS number of units.

Maximum plus 50% Share Price	Reflects the same position as the preceding Maximum except that share price appreciation of 50% has been assumed.
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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
Appreciation
5.	Consideration of employment conditions elsewhere in the group
In determining the compensation policy and the compensation payable to the Executive Directors, the Compensation Committees took the pay and employment conditions of employees of the Carnival Corporation & plc group (“Carnival group”) into account. The Carnival group’s pay policy ensures a clear and direct link between the performance of the Carnival group or relevant operating company and compensation. Substantial use of performance-based compensation not only ensures the continued alignment of the interests of shareholders and senior executives within the Carnival group, but also enables the Carnival group to attract, retain and motivate the talented people upon whom our success depends. Carnival Corporation & plc is committed to encouraging strong performance through a reward system that aligns management’s interests with those of its shareholders.
Across the workforce more broadly, many employees participate in bonus and commission plans based on the performance of their employing company. Where locally competitive, employees are also provided savings plans such as 401(k) plans, company-sponsored pension plans, life insurance plans and a range of other employment benefits. In addition to these elements, the Carnival Corporation & plc also issues share-based compensation to management to incentivize, retain and recruit talent which encourages an ownership culture among employees. We do not operate any compensation or incentive plans in which only Executive Directors participate.
In accordance with prevailing commercial practice, the Compensation Committees did not consult with employees in preparing the Carnival plc Directors’ Remuneration Policy. The Compensation Committees take into account information provided by the human resources function and external advisors.

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Annex B―Carnival plc Directors’ Remuneration Report (Part II)
2. Implementation Section
6.	Consideration of shareholders’ views
As described further in Part I, the Compensation Committees took into account the approval levels of compensation-related matters at our Annual General Meetings in determining that the current compensation philosophy and objectives remain appropriate for use in determining the compensation of Directors through analysis of proxy reports and direct engagement with major investors, as appropriate.
Carnival Corporation & plc has a long-standing shareholder outreach program and interacts with shareholders and proxy advisors on executive compensation. The Compensation Committees consider all constructive feedback received about executive compensation. We continue to seek and incorporate shareholder feedback in our compensation deliberations, as appropriate. The Compensation Committees have and will continue to consider results from the annual shareholder advisory votes, as well as other shareholder input, when reviewing executive compensation programs and policies.

On Behalf of the Board,
RANDALL WEISENBURGER Chair of the Compensation Committees January 27, 2023
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Annex C―Carnival plc Corporate Governance Report
Carnival Corporation and Carnival plc (together referred to as “Carnival Corporation & plc”) operate under a dual listed company (“DLC”) arrangement with primary listings in the U.S. and the UK. Accordingly, Carnival Corporation & plc has implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. Where there are customs or practices that differ between the two countries, Carnival Corporation & plc has nonetheless sought to be compliant with UK best practices whenever possible. Carnival Corporation & plc believes that their resulting corporate governance framework effectively addresses the corporate governance requirements of both the U.S. and the UK.

Corporate Governance Guidelines
Carnival Corporation & plc has adopted corporate governance guidelines (the “Guidelines”) that set forth the general governance principles approved by the Boards of Directors. The Guidelines are available on Carnival Corporation & plc’s website and are summarized as follows:
•
A majority of the members of each of the Boards must be independent in accordance with the corporate governance rules applicable to companies listed on the New York Stock Exchange and the London Stock Exchange.

•
The Boards will each have at all times the following: Audit Committee, Compensation Committee, Compliance Committee, Health, Environmental, Safety & Security (“HESS”) Committee and Nominating & Governance Committee (collectively, the “Committees”). All the members of our Committees will be independent Directors under the criteria applicable to companies listed on the New York Stock Exchange, the London Stock Exchange and any other applicable regulatory requirements. Each of these Committees has its own written charter, which principally sets forth the purposes, goals and responsibilities of the Committees.

•
The Nominating & Governance Committees will review with the Boards, on an annual basis, the requisite skills and characteristics of new and incumbent Board members, as well as the composition of the Boards as a whole. The Nominating & Governance Committees will assess and recommend Board candidates for appointment as Directors.

•
The responsibilities of the Directors are laid out in the Guidelines and cover matters such as the Directors’ duties to Carnival Corporation & plc and its shareholders, attendance at meetings and the annual review of Carnival Corporation & plc’s long-term strategic plans and the principal issues that Carnival Corporation & plc may face in the future.

•
The Non-Executive Directors shall appoint a Senior Independent Director to preside at meetings of the Non-Executive Directors and at Board meetings in the absence of our Chair, and to serve as the principal liaison for Non-Executive Directors.

•
Directors have free and full access to officers and employees of Carnival Corporation & plc, to the advice and services of our Company Secretary to the Boards and to independent professional advice at the expense of Carnival Corporation & plc.

•
The Compensation Committees will recommend the form and amount of Director and senior executive compensation in accordance with the policies and principles set forth in their charter and conduct an annual review thereof. In particular, the Compensation Committees will annually review the compensation of our CEO and his performance to enable our CEO to provide strong leadership for Carnival Corporation & plc in the short and long-term.

•
The Boards and the Nominating & Governance Committees are responsible for CEO and board succession planning. The Boards, in conjunction with our Chair of the Boards and our CEO, oversee succession planning with respect to executive officers and senior management.

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Board Composition
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The Nominating & Governance Committees will maintain orientation programs for new Directors and continuing education programs for all Directors.

•
The Boards will conduct an annual performance evaluation to determine whether they, their Committees and individual Directors are functioning effectively.

•
The Non-Executive Directors will meet at least annually under the direction of the Senior Independent Director to conduct an appraisal of our Chair’s performance.

•
The Boards will determine the appointment and removal of the Company Secretary.

•
All shareholders may communicate with the Boards by addressing all communications to the Company Secretary, who must forward any item requiring immediate attention to the Senior Independent Director, who must in turn notify the Boards of any matters for discussion or action as appropriate.

Carnival Corporation & plc monitors governance developments in the U.S. and the UK to support a vigorous and effective corporate governance framework.

Board Composition
Each of the Boards of Directors is currently comprised of 13 members, of which two are Executive Directors and 11 are Non-Executive Directors. Richard J. Glasier and Sir John Parker have decided not to seek re-election and to retire from the Boards with effect from the conclusion of the 2023 Annual Meetings of Shareholder, at which time the size of the Boards of Directors will be reduced to 11 members. Other than Ms. Mathew and Mr. Weinstein, each nominee for re-election to the Boards has served for the full year. All Directors are required to submit themselves for annual re-election. The biographical details of the members of the Boards standing for election or re-election and their qualifications to serve as Board and Committee members are contained in the Proxy Statement. For a description of our procedures for selecting and appointing nominees, please refer to “Nominations of Directors” in the Proxy Statement. All Directors elected in 2022 have been subject to a formal performance evaluation during the year, as described below.
As part of the commitment to increase the representation of women on our Boards, in fiscal 2022 the Nominating & Governance Committees engaged an independent search firm Ridgeway Partners to identify a Board candidate with significant executive experience and giving consideration to diversity, in accordance with our Corporate Governance Guidelines. Ridgeway Partners has no other connection with Carnival plc or any individual Directors. Following a rigorous selection process, the Nominating & Governance Committees recommended the appointment of Ms. Mathew to the Boards and the Boards approved Ms. Mathew’s appointment in November 2022. Assuming the election or re-election of all nominees to the Boards, following the Annual Meetings of Shareholders, 36% of the members of the Boards are women (being four of 11 members) and one Director is ethnically diverse.
The Boards currently meet the Parker Review recommendation of having at least one ethnic minority Director.

Board Balance and Independence
We believe it is important to have a balanced board with a majority of Directors being independent such that no individual or group dominates the Boards’ decision making. The Boards believe that the balance between Non-Executive Directors and Executive Directors is appropriate.
We have a number of measures in place to assess and safeguard independence of our independent
Directors. As part of the Boards’ annual independence assessment, each Director is required to complete an independence questionnaire. All questionnaires are reviewed and assessed by the full Board. Following this review for fiscal 2022, the Boards determined that all of the eleven nominees for election or re-election as Non-Executive Directors are considered independent in accordance with the corporate

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Directors’ Indemnities
governance rules of the New York Stock Exchange and the UK Corporate Governance Code. Sir Jonathon Band, Richard J. Glasier, Stuart Subotnick, Laura Weil and Randall Weisenburger have been Non-Executive Directors for more than nine years from the date of their first election to the Boards. However, notwithstanding this fact, the Boards have determined that each of those Directors is independent for the reasons set forth below.
Consistent with U.S. practice, the Boards believe that length of tenure should be only one of the factors considered with respect to the independence of Directors and, accordingly, that tenure alone should not result in the loss of independence. The Boards believe that automatic loss of independence status for Directors due to tenure would effectively operate as a term limit for independent Directors and result in the loss of the valuable contributions of Directors who have been able to develop, over time, increasing insight into Carnival Corporation & plc and its operations. The Boards prefer to rely on rigorous annual evaluations of individual Directors, as well as external evaluations by an independent third-party governance expert every three years, to review their objectivity and independence, as well as their overall effectiveness as Directors. All Directors are also subject to annual re-election by shareholders following individual evaluations and recommendations by the Nominating & Governance Committees. Mr. Arison has
been Chair of the Board of Directors of Carnival plc since 2003 and previously served as the CEO of Carnival plc from 2003 to 2013. His unique experience and in-depth knowledge of our business, our history and the cruise industry continue to be invaluable. Mr. Arison has made and continues to make substantial contributions to our success and to demonstrate objective judgement throughout his tenure. As a result, the Boards have concluded that his continued service as our Chair is in our best interests and that of our shareholders. Mr. Arison’s performance is subject to annual evaluation by the Non-Executive Directors. We also have separate CEO and Chair roles.
As further discussed under “Board Procedures and Responsibilities,” we also require Non-Executive Directors to obtain our consent before they can serve on additional boards.
The Boards, with support from the Global Legal Services Department and the Global Ethics & Compliance Department ("GE&C"), have procedures to identify and manage any conflicts of interest that may arise in relation to any Director (including those resulting from significant shareholdings), and assess Directors’ independence, including by reviewing on an annual basis questionnaires completed by Directors which are designed to identify potential conflicts of interest and also by requiring Directors to report any potential conflicts of interest.

Directors’ Indemnities
Carnival Corporation has provided an indemnity for the Directors of Carnival Corporation and Carnival plc. This was in place at all times during fiscal 2022 and up to the date of the approval of the financial statements. To the extent Carnival Corporation is unable to indemnify the Directors, we also maintain Directors’ and Officers’ liability insurance which covers Directors for legal actions brought against them in their capacity as Directors, subject to certain limitations.

Board Procedures and Responsibilities
Meetings of the Boards are held on a regular basis to enable the Boards to properly discharge their responsibilities. During the year ended November 30, 2022, the Board of Directors of Carnival plc held a total of 11 meetings. All Board meetings during the year were attended by the full Boards except for Mr. Gearhart who attended 10 of 11 meetings and Sir John Parker who attended 9 of 11 meetings. Ms. Mathew, who joined the Boards of Directors on
November 14, 2022, attended the only meeting held after her appointment date. In addition, the Non-Executive Directors meet periodically during the year with our Chair of the Boards with no other Executive Directors present. The agenda for each Board meeting and meeting schedules are prepared by our Chair and reviewed and approved by the Senior Independent Director, to enable the flow of relevant information to the Boards. Each Board member is

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Directors’ Indemnities
entitled to suggest the inclusion of items on the agenda and to raise at any Board meetings subjects that are not on the agenda for that meeting.
Non-Executive Directors are required to allocate sufficient time to meet the expectations of their role. The consent of our Chair and Senior Independent Director must be sought before accepting additional directorships that might affect the time a Non-Executive Director of Carnival Corporation & plc is able to devote to that role. No additional directorships or significant commitments were undertaken by Non-Executive Directors during fiscal 2022.
The Boards have resolved that Executive Directors may not serve as a Non-Executive Board member on more than one FTSE 100 or Fortune 100 company nor as the Chair of such a company.
All Directors are expected to act with integrity, lead by example, promote the desired culture, provide constructive challenge, strategic guidance and specialist advice and hold management accountable.

Board Structures and Delegation to Management
The basic responsibility of the Directors is to exercise their business judgment in the way they consider, in good faith, would be most likely to promote the long-term sustainable success of Carnival Corporation & plc, for the benefit of the shareholders as a whole and also contributing to the wider society. Further details of the responsibilities of the Directors are set out in the Guidelines. The Boards and their Committees have a formal schedule of matters specifically reserved to the Boards or their Committees for decision, which includes, but is not limited to, the approval of the following matters:
•
quarterly, half-yearly and annual reports, notices of annual meetings and Proxy Statements;

•
dividends, issuance of shares or share buybacks;

•
changes to structure, size, membership and composition of the Boards and their Committees;

•
significant changes to our corporate structure;

•
material changes in accounting policies;

•
selection, appointment or removal of auditors, auditor independence, approval of all audit and non-audit services and remuneration of auditors;

•
risk management framework;

•
investment policy;

•
material agreements, transactions or borrowings;

•
material transactions in which a Director or an executive officer, or any of their immediate family members, has a direct or indirect material interest;

•
appointment and removal of executive officers and Company Secretary, executive officer compensation as well as agreements with executive officers; and

•
adoption of, or any changes to, equity incentive plans as well as equity grants and other share-related benefits.

Details of the Committees of the Boards are set out in the section below.
The strategic management and direction of, and significant commercial decisions in relation to, global operations of Carnival Corporation & plc, except to the extent reserved to the full Boards under their schedule of reserved matters, is delegated by the Boards to the Boards of subsidiary companies within the group and to management committees of the Boards, which in turn delegate to local management as appropriate.
Our Chair of the Boards leads the Boards and is responsible for its overall effectiveness. He promotes a culture of openness and dialogue at the board level, including by encouraging effective contribution and participation of all Directors and supporting management and the Company Secretary in ensuring that Directors receive accurate, timely and clear information.
The Boards of Directors, with support from the Committees and management, have in place a framework of prudent and effective controls which enable risks to be assessed and managed. The Boards of Directors, through executive management and the Committees, have carried out a robust assessment of Carnival Corporation & plc’s principal and emerging risks, including those that would threaten its business model, future performance, solvency or

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Committees of the Boards
liquidity, to ensure that these risks are effectively managed and/or mitigated to help ensure Carnival Corporation & plc is viable. As a result of this assessment, the Boards of Directors have identified principal and emerging risks and their management and/or mitigation which are listed in Item 4 Risk Management and/or Mitigation of Principal and Emerging Risks in the Carnival plc Strategic Report that accompanies the Carnival plc financial statements (the “Strategic Report”).

Committees of the Boards
The following Committees have operated throughout the year. Each Committee has a written charter, copies of which can be found on Carnival Corporation & plc’s website at www.carnivalcorp.com and www.carnivalplc.com. The Board Committees regularly report on their activities and actions to the full Boards.

AUDIT COMMITTEES

The Audit Committees are comprised of the following five independent Non-Executive Directors:
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Laura Weil (Chair effective February 1, 2023);

•
Richard J. Glasier (Chair until January 31, 2023);

•
Jason Glenn Cahilly;

•
Sara Mathew (who joined on November 14, 2022); and

•
Stuart Subotnick.

Mr. Glasier has decided not to seek re-election and will retire from the Boards and their Committees with effect from the conclusion of the 2023 Annual Meetings of Shareholders.
The Board of Carnival plc has determined that each member of the Audit Committees has “recent and relevant financial experience” for the purposes of the UK Corporate Governance Code and that the Audit Committees as a whole have competence relevant to the sector in which Carnival Corporation & plc operate. The qualifications of each member of the Audit Committees are contained in the Proxy Statement.
During the year, 11 meetings of the Carnival plc Audit Committee were held, which were attended by all members except for Ms. Mathew who attended the only meeting held after her appointment to the Boards of Directors and the Audit Committees on November 14, 2022. The Chief Financial Officer and Chief Accounting Officer, the Chief Audit Officer, who is responsible for the internal audit function and risk advisory and assurance services within Carnival Corporation & plc, representatives from the external auditors, the General Counsel, Chief Information Officer, Chief Privacy Officer and Chief Risk and Compliance Officer attend meetings at the invitation of the Audit Committees.
The main role and responsibilities of the Audit Committees are to review:
•
the integrity of the relevant financial statements;

•
Carnival Corporation and Carnival plc’s compliance with legal and regulatory requirements, other than requirements related to HESS and compliance matters addressed by the Compliance Committees;

•
performance of Carnival Corporation & plc’s internal audit functions and the adequacy of internal controls; and

•
risk management related to financial, information technology (including cybersecurity and privacy) and non-HESS related operational risks, as well as monitoring changes to and compliance with related legal and regulatory requirements.

In addition, our Audit Committees:
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liaise with, appoint and assess the qualifications, effectiveness and independence of, the external auditors;

•
assist the Boards, if so requested, in ensuring that the annual report and accounts of Carnival plc, taken as a whole, is fair and balanced and understandable and provides the information necessary for shareholders of Carnival plc to assess Carnival plc’s position and performance, business model and strategy;

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review compliance with the Carnival Corporation & plc Code of Business Conduct and Ethics; and

•
establish and monitor the procedures for receipt of complaints or concerns regarding accounting, internal accounting controls and audit matters.

In fulfilling their responsibilities during the year, the Audit Committees have, among other things:
•
reviewed the quarterly and annual financial results of Carnival Corporation & plc, including accounting matters and key factors affecting financial results and future forecasts;

•
reviewed financial statements and related disclosures, and other proposed filings with the U.S. Securities and Exchange Commission and the applicable UK authorities and draft earnings press releases of Carnival Corporation & plc;

•
reviewed the form and content of the annual reports and accounts, including the Strategic Report (including the going concern confirmation, the viability statement, the assessment of internal controls and principal risks, and the annual risk management and/or mitigation of principal risks), financial statements and Directors’ Report, to be presented to shareholders of Carnival plc at the year-end;

•
reviewed the form and content of the half year reports (including the going concern confirmation);

•
approved, together with the Boards of Directors, the viability and going concern statements, which are included in the Strategic Report;

•
reviewed reporting from management on impairment analyses over tangible and intangible assets;

•
confirmed receipt of certification letters, disclosure controls and procedure checklists and loss contingency memos from all reporting units;

•
received briefings on Carnival Corporation & plc’s Sarbanes-Oxley 404 compliance program;

•
reviewed reporting from the independent auditors concerning the audit work performed, identified internal control deficiencies and accounting issues, and all relationships between the independent auditors and Carnival Corporation & plc;

•
reviewed and approved fees for audit and non-audit related services provided by Carnival Corporation & plc’s independent auditors;

•
received and reviewed various reports from the independent auditors regarding the planning, status, execution and conclusions of their work;

•
received reporting, as well as quarterly briefings, from the Carnival Corporation & plc internal audit department called Risk Advisory & Assurance Services (“RAAS”) concerning results from their internal audit work, including significant findings, any identified internal control deficiencies and management plans for remedial action;

•
reviewed reports of RAAS regarding the results of its independent internal investigations of alleged or actual impropriety as assigned by the General Counsel and in coordination with the Chief Risk and Compliance Officer on the status and results of those investigations;

•
reviewed RAAS’s historical audit coverage and assessment of risk for the purpose of developing an audit plan for the upcoming year;

•
reviewed reports of RAAS concerning progress against their audit plan, department staffing and professional qualifications, and the status of management action plans for previously identified action steps;

•
reviewed reports regarding information technology security, including cybersecurity and privacy and responses to and investigations of breaches; and

•
reviewed the status of complaints received through Carnival Corporation & plc’s third-party administered hotline and other channels.

COMPENSATION COMMITTEES

The Compensation Committees of the Boards are comprised of the following five independent Non-Executive Directors:
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Randall Weisenburger (Chair);

•
Jason Glenn Cahilly (who joins on February 1, 2023);

•
Helen Deeble;

•
Richard J. Glasier; and

•
Laura Weil.

Mr. Glasier has decided not to seek re-election and will retire from the Boards and their Committees with

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Committees of the Boards
effect from the conclusion of the 2023 Annual Meetings of Shareholders.
During the year, six meetings of the Carnival plc Compensation Committees were held, which were attended by all members, except for Mr. Cahilly who was appointed to the Compensation Committees effective February 1, 2023. Executive Directors are invited to attend for appropriate items, but are excluded when their own performance and remuneration are being discussed and determined.
The Compensation Committees are responsible for the:
•
evaluation and approval of the Director and officer compensation plans, policies and programs;

•
annual review and approval of the corporate goals and objectives relevant to our CEO’s compensation;

•
determination and approval of the compensation of our CEO, the other Executive Directors and other senior officers; and

•
recommendations to the Boards with respect to the compensation of the Non-Executive Directors.

When selecting or appointing candidates to the position of our Chair of the Compensation Committees, the Nominating & Governance Committees and the Boards shall give particular consideration to candidates who have previously served on a compensation committee for at least 12 months.
The Compensation Committees are empowered to retain compensation consultants of their choice to be used to assist in the evaluation of compensation issues.

COMPLIANCE COMMITTEES

The Compliance Committees of the Boards are comprised of the following six independent Non-Executive Directors:
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Jeffrey J. Gearhart (Chair effective February 1, 2023);

•
Randall Weisenburger (Chair until January 31, 2023);

•
Sir Jonathon Band;

•
Richard J. Glasier;

•
Stuart Subotnick; and

•
Laura Weil.

Mr. Glasier has decided not to seek re-election and will retire from the Boards and their Committees with effect from the conclusion of the 2023 Annual Meetings of Shareholders.
During the year, six meetings of the Carnival plc Compliance Committees were held, which were attended by all members.
The principal function of the Compliance Committees is to assist the Boards with oversight of activities that are designed to promote ethical conduct, a high level of integrity, and compliance with all laws, regulations and policies applicable to us, including by:
•
receiving regular reports from, and providing direction to the Chief Risk and Compliance Officer (“CRCO”) with respect to the activities of GE&C, including trends and insights coming from our complaint channels, GE&C’s compliance monitoring activities, management’s mitigation plans to address compliance risk management opportunities, changes in laws and regulations that could have a significant impact on us, the adequacy of staffing and resources and any difficulties encountered by GE&C;

•
oversee risk management related to compliance with applicable laws and regulations, including our compliance monitoring activities supporting a high level of ethics and integrity;

•
reviewing the results of compliance with our Code of Business Conduct and Ethics and our Business Partner Code of Conduct and Ethics and conflicts of interest disclosures;

•
providing functional oversight of our Incident Analysis Group (“IAG”) and GE&C with respect to its review of effectiveness of IAG recommendations;

•
reviewing the results from any internal or external audits and investigations that have relevance for significant business ethics or compliance matters;

•
meeting independently with the CRCO to review any significant changes to or challenges with ethics and compliance activities;

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•
Establish and monitor policies and procedures for confidential submission, receipt, retention and treatment of complaints or concerns;

•
oversee and review all significant allegations of misconduct by the Board, CEO, Leadership Team or Section 16 executive officers; and

•
promoting accountability of senior management with respect to ethics compliance matters.

HESS COMMITTEES

The HESS Committees of the Boards are comprised of the following six independent Non-Executive Directors:
•
Sir Jonathon Band (Chair);

•
Helen Deeble;

•
Jeffrey J. Gearhart;

•
Katie Lahey;

•
Sir John Parker; and

•
Randall Weisenburger.

Sir John Parker has decided not to seek re-election and will retire from the Boards and their Committees with effect from the conclusion of the 2023 Annual Meetings of Shareholders.
During the year, six meetings of the Carnival plc HESS Committee were held, which were attended by all members except for Sir John Parker who attended five of six meetings, having missed one meeting. Our CEO and the CEOs of our cruise brands also attend meetings of the HESS Committees.
The principal function of the HESS Committees is to assist the Boards in fulfilling their responsibility to:
•
supervise, monitor and oversee compliance with Carnival Corporation & plc’s HESS and sustainability policies, programs and initiatives at sea and ashore;

•
review and recommend appropriate policies, procedures, practices and training relative to sustainability reporting;

•
oversee risk management related to significant HESS and sustainability-related risks and exposures as well as monitor changes to and compliance with related legal and regulatory requirements;

•
review and discuss with management pending or threatened administrative, regulatory, or judicial proceedings relating to HESS that are material to the Companies and management’s response; and

•
Review our objectives and plans (including means for measuring performance) for implementing the Companies’ policies, procedures, practices, compliance measures and risk management programs regarding HESS; and

NOMINATING & GOVERNANCE COMMITTEES

The Nominating & Governance Committees of the Boards are comprised of the following six independent Non-Executive Directors:
•
Stuart Subotnick (Chair);

•
Sir Jonathon Band;

•
Richard J. Glasier

•
Katie Lahey (who joins on February 1, 2023);

•
Sir John Parker; and

•
Randall Weisenburger.

Sir John Parker has decided not to seek re-election and will retire from the Boards and their Committees with effect from the conclusion of the 2023 Annual Meetings of Shareholders.
During the year, four meetings of the Carnival plc Nominating & Governance Committee were held, which were attended by all members, except for Ms. Lahey who was appointed to the Nominating & Governance Committees effective February 1, 2023.
The principal function of the Nominating & Governance Committees is to:
•
assess and recommend to the Boards candidates for appointment as Directors and members of the Committees;

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Annex C―Carnival plc Corporate Governance Report
Carnival plc Supplement to the Report of the Audit Committees
•
assist the Boards with our CEO and Board succession planning;

•
establish procedures to exercise oversight of the evaluation of the Boards and management;

•
maintain orientation programs for new Directors and continuing education programs for all Directors; and

•
annually review and reassess the adequacy of the Guidelines and recommend proposed changes to the Boards for approval.

Further details on the succession planning process and the Nominating & Governance Committees’ approach to diversity are contained in the “Nominations of Directors” of the Proxy Statement and diversity generally are contained in the “Employees” section of the Carnival plc Directors’ Report, which is attached as Annex A, are incorporated by reference into this Carnival plc Corporate Governance Report.

Carnival plc Supplement to the Report of the Audit Committees
Certain information required to be included in the Carnival plc Report of the Audit Committee is set forth in the Report of the Audit Committees included in the Proxy Statement, and which is incorporated by reference into this Carnival plc Corporate Governance Report. The principal purpose of this Carnival plc Supplement to the Report of the Audit Committees is to comply with the UK Corporate Governance Code requirements, which are only applicable to Carnival plc.
In fiscal 2022 the Carnival plc Audit Committee developed an understanding of the significant accounting matters which were comprised of the significant areas of accounting judgments and the related estimates by reviewing, discussing with management and, where appropriate, challenging the approach and key assumptions adopted by management. The Carnival plc Audit Committee was satisfied with the assessments considered and conclusions reached with respect to the significant accounting matters. The significant accounting matters considered by the Carnival plc Audit Committee and discussed with the Carnival plc external auditors, PricewaterhouseCoopers LLP (“PwC”), for fiscal 2022 are included in the Carnival Annual Report for fiscal 2022 in “Item 5. Going Concern Confirmation and Viability Statement,” “Note 1—General—Liquidity and Management’s plans” and “Note 2—Significant Accounting Policies” under “Significant Judgements and Estimates.”
In addition, risks of fraud in relation to revenue recognition was an area of focus for the Carnival plc Audit Committee and discussed with PwC in 2022. The Audit Committee considered the presumed risks of fraud as defined by auditing standards and was satisfied that there were no significant issues.

EXTERNAL AUDITORS AND AUDIT TENDERING

The Audit Committees have the responsibility for making a recommendation on the appointment, reappointment and removal of the external auditors. PwC was recommended by the Audit Committees for reappointment as auditors of Carnival plc at the Annual General Meeting held in April 2022, and reappointment was approved by the shareholders. The Audit Committees also reappointed PwC as Carnival Corporation’s independent registered public accounting firm, as ratified by the shareholders at the April 2022 Annual General Meeting. In addition, the policy of the Audit Committees is to undertake a formal assessment of the auditor’s objectivity and independence each year, which includes:
•
a review of non-audit services provided and related fees;

•
discussion with the auditors pertaining to a written report detailing all relationships with Carnival Corporation & plc and any other party that could affect the independence or the objectivity of the auditors; and

•
evaluation with the Boards and management of the effectiveness of the external audit process.

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Carnival plc Supplement to the Report of the Audit Committees
PwC has served as Carnival Corporation’s independent auditor from at least 1986 to 2002. In 2003, following formation of the DLC arrangement between Carnival Corporation and Carnival plc, the independent audits for the consolidated entity, Carnival Corporation & plc, and Carnival plc were tendered. Upon completion of this tender process, the Audit Committees decided to recommend to the shareholders that PwC be appointed as the Carnival Corporation and Carnival plc independent auditors for fiscal 2003. The Audit Committees annually evaluate PwC’s performance and have each year recommended that the shareholders vote for the reappointment of PwC as Carnival plc’s independent auditors.
Our reasons for recommending that PwC be appointed Carnival plc’s auditor for 2023 are as follows:
•
PwC is one of the largest independent audit firms in the world. In addition, PwC is uniquely qualified because they are the auditors of the three largest public cruise companies in the world. As such, it has an exceptional level of understanding of the cruise industry, the significant accounting principles used by it and the economic environment in which it operates.

•
Carnival Corporation & plc has periodically undertaken internal surveys to confirm PwC’s qualifications and performance, the quality and candor of their communication with the Audit Committees and management and their independence, objectivity and professional skepticism. The results of these surveys have supported the Audit Committees’ and management’s recommendations to appoint PwC as the independent auditors of Carnival Corporation & plc and Carnival plc.

•
PwC’s lead audit engagement partner for Carnival Corporation & plc and the engagement partner for Carnival plc are rotated from the engagement at least every five years. PwC’s lead audit engagement partner for Carnival plc is John Waters. The PwC engagement partners working on subsidiaries are rotated from these engagements at least every seven years or in the case of significant EU subsidiaries, the engagement partners have been rotated at least every five years. The Audit Committees actively participate in the selection of the lead audit engagement partners. The Audit

Committees and management believe the partner rotations support an independent auditor view of our operations and provide fresh insights into the audit processes.
•
The Audit Committees meet regularly with PwC in executive sessions, where management is not present. These executive sessions, which are not required under UK or U.S. regulations, further support PwC’s independence from management.

•
The Audit Committees’ Key Policies and Procedures establish a framework to monitor and maintain PwC’s independence. These Key Policies and Procedures require, among other things, pre-approval from the Audit Committees for audit and permissible non-audit services prior to the performance of any such services in accordance with UK and U.S. regulations. The Audit Committees only approve services to be provided by PwC that are consistent with these regulations, which helps to support auditor independence.

•
The communication between the Audit Committees and PwC has been timely and informative, which has assisted the Audit Committees in the performance of their oversight responsibilities.

•
The Audit Committees and management believe that PwC has performed the audits of Carnival Corporation & plc and Carnival plc with proper professional skepticism and demonstrated the necessary knowledge, experience and skills to meet their audit requirements.

•
Based on the review and analysis of audit fees of comparable public companies, the Audit Committees and management believe the PwC audit fees are appropriate.

The Audit Committees continue to be confident that the effectiveness and independence of the external auditors is not impaired in any way. There are no contractual restrictions on the choice of external auditor and, therefore, a resolution proposing the reappointment of PwC as external auditors will be put to the Carnival plc shareholders at the 2023 Annual General Meeting.
The policy on Audit Committee pre-approval and permissible non-audit work of the independent auditors, are set out in the “Independent Registered Public Accounting Firm,” section of the Proxy Statement, which is incorporated by reference into this Carnival plc Corporate Governance Report. Refer

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Carnival plc Supplement to the Report of the Audit Committees
to Note 4 (Other Income and Expense) to the Carnival plc financial statements for information on the fees payable to PwC for audit and non-audit services in fiscal 2022.
During the year, the Financial Reporting Committee’s (“FRC”) Audit Quality Review (“AQR”) team selected for review PwC’s audit of Carnival plc’s 2021 financial statements as part of its annual inspection of audit firms. On completion of the review, the AQR team wrote to the Audit Committee Chair and provided a copy of its final report. The Audit Committee was pleased to note that the FRC did not identify any key findings and only one limited improvement was required. Work performed over going concern was identified as an area of good practice.
Carnival plc is also subject to UK regulations regarding external auditor appointment and rotation. The relevant UK legislation (the Statutory Auditors and Third Country Auditors Regulations 2016) requires statutory auditors to rotate after a period of 20 years and include a mandatory competitive tender of audit firms at the 10-year midpoint. The Competition and Market Authority’s (“CMA”) Statutory Audit Services for Large Companies Market Investigation (Mandatory Use of Competitive Tender Processes and Audit Committee Responsibilities) Order 2014 (the “CMA Order”) also set out transitional rules that determine the latest date for the initial auditor rotation or tender process. The CMA Order applies to FTSE 350 companies. Carnival plc confirms that it complied with the provisions of the CMA Order in fiscal 2022.
PwC has been Carnival plc’s auditor since fiscal 2003, so the transitional rules state that they may not be reappointed more than nine years after June 2014, effectively meaning that the audit firm must be changed for the fiscal 2024 audit at the latest. As a result, during fiscal 2022, the Audit Committees oversaw a competitive tender process to select an audit firm to replace PwC for the fiscal 2024 audit in accordance with statutory and regulatory requirements set out by the CMA, the Financial Conduct Authority (“FCA”) and the FRC. The selected firm will audit the consolidated entity, Carnival Corporation & plc, and Carnival plc.
We invited three qualified public accounting firms to participate in the tender process during the first half of 2022 to ensure an orderly transition and the independence of the selected firm well ahead of the start of the fiscal 2024 audit. PwC, as the incumbent audit firm that has audited Carnival plc for 19 consecutive years from 2003 to 2022, was not invited to participate in the process.
Under the supervision of the Audit Committees, a selection committee, comprised of senior members of management (the “Selection Committee”), was established to manage the audit tender process. A set of selection criteria was developed by the Selection Committee to enable its members to evaluate each firm, taking into account meetings with each firm and their review of each firm’s written proposal. The key selection criteria included audit quality and inspection results, public reports and comments from regulators, audit approach, relevant industry experience, a strong global network with significant experience in managing large multi-national audits in the U.S. and the UK, a presence in the key jurisdictions in which the business operates, quality of the proposed engagement team and the use of technology and innovation.
The Selection Committee provided input and made recommendations to the Audit Committees. Key steps in the tender process took place from February to May 2022 and included:
•
In February 2022, the request for proposal (“RFP”) was issued to a shortlist of firms meeting our selection criteria.

•
A comprehensive data room was established to provide the firms with sufficient information to familiarize themselves with Carnival Corporation & plc and appropriately scope and design the audit.

•
The three participating audit firms participated in a series of meetings with management from across our organization. This provided an opportunity for the firms to ask questions arising from their review of the data room, as well as enabling management to interact directly with each proposed audit team.

•
The Chair of the Audit Committees interviewed each firm’s proposed audit leads or partners.

•
Each firm provided a demonstration of its audit related technology and analytics capabilities.

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Carnival plc Supplement to the Report of the Audit Committees
•
Written proposals were received from all three participating firms in April 2022

•
Each firm provided an independence assessment detailing services currently provided to us and confirmation of their ability to achieve independence within the required timeframe. These responses were reviewed to assess consistency with our own assessment.

•
Reference checks were performed by our Global Controller and the Chair of the Audit Committees with comparable companies, seeking insights into matters such as the firms’ ability to challenge management effectively, use of technology and tools, and confidence in the team’s expertise, and experience. This included discussions with the references whom firms provided and reviewing each firm’s quality inspection results issued by regulators.

•
All three firms presented their proposals to the Selection Committee and Audit Committees in May 2022.

•
During the oral presentations, the Audit Committees probed the firms on their commitment to diversity in the workforce, quality records, technical expertise, and planned audit approach, among other things.

Following a detailed review of the performance of each firm during the audit tender process and an evaluation against all criteria, the Audit Committees, with input from the Selection Committee, recommended Deloitte & Touche LLP as proposed auditor of Carnival Corporation and Deloitte LLP as proposed auditor of Carnival plc (together “Deloitte”) as its preferred candidate to the Boards of Directors. The factors contributing to the selection of Deloitte as the preferred candidate included a high-quality and experienced proposed audit team, a record of delivering quality audits in both the U.S. and the UK, solid inspection results as well as its technology and innovation capabilities.
On June 23, 2022, the Boards of Directors selected Deloitte as the independent registered public accounting firm of Carnival Corporation and the independent auditors of Carnival plc for fiscal 2024 to be effective upon the execution of an engagement letter and related completion of Deloitte’s standard client acceptance procedures to ensure their independence. The Boards of Directors will propose this appointment of Deloitte for fiscal 2024 at our Annual Meetings Shareholders in April 2024.
PwC will continue as the independent registered public accounting firm of Carnival Corporation and the independent auditors of Carnival plc for fiscal 2023, subject to their approval at the 2023 Annual Meetings of Shareholders. It is expected that during February 2023, Deloitte will begin the transition process, after confirming their independence. The transition process which will include shadowing PwC to familiarize themselves with our processes. To facilitate the transition, we will establish a working group led by the Global Controller.

FRC REVIEW

In November 2021, Carnival plc received a letter from the FRC informing Carnival plc that it had carried out a review of Carnival plc’s Annual Report and Financial Statements for the period ending November 30, 2020 and that it had a number of questions to assist the FRC in understanding how Carnival plc had satisfied its reporting requirements.
Carnival plc has provided responses to the FRC’s enquiries which they have acknowledged are now closed. In light of the FRC’s enquiries, we have taken steps to enhance our disclosures in our 2022 Carnival plc Annual Report, most notably regarding climate change risk disclosures, the impact of our business on the environment, providing balanced information in our disclosure regarding the usage of LNG and the presentation of alternative performance measures and accounting for foreign exchange. In addition, we have reconsidered the cash flows for 2021 associated with long-term loans between Carnival plc and certain of its subsidiaries within the Carnival plc parent company statement of cash flows between financing and investing activities and concluded that these cash flows should have been classified within investing activities. Refer to Note 1 (Significant Accounting Policies) of the Carnival plc parent company financial statements for additional information.

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Information and Professional Development
On Behalf of the Audit Committee,
RICHARD J. GLASIER Chair of the Audit Committees January 27, 2023
Information and Professional Development
The Company Secretary is required to provide members of the Boards with appropriate information in advance of each meeting and Directors are required to devote adequate preparation time reviewing this information in advance of each meeting. Our Company Secretary is also responsible for advising the Boards through our Chair on all corporate governance matters.
All Directors have access to the advice and services of our Company Secretary and are permitted to obtain independent professional advice, at Carnival
Corporation & plc’s expense, as he or she may deem necessary to discharge his or her responsibilities as a Director. A Director is required to inform the Senior Independent Director of his or her intention to do so.
All Directors are offered the opportunity to attend training programs of their choice. The subject matter and content of such programs are reviewed periodically during the year. In addition, the Directors participated in multiple compliance and culture training sessions from experts in the field.

Board Performance Evaluations
During fiscal 2022, the Nominating & Governance Committees and the Boards conducted performance evaluations of the Boards, the Boards’ Committees and the members of our Boards of Directors with assistance from an independent third-party governance expert. The UK Corporate Governance Code requires that an externally facilitated evaluation on the Boards’ effectiveness be undertaken at least once every third year. During fiscal 2022, the Nominating & Governance Committees engaged The Governance Solutions Group, an independent third-party governance expert which has no other connection to Carnival Corporation & plc or any individual Director, to perform an assessment of the effectiveness of the Boards. The third-party governance expert interviewed each Director elected in 2021 and members of senior management who interact substantially with the Boards. Some of the main focus areas for the assessment were boards dynamics and rapport, board interaction and relationship with management, meeting structure and format, board balance and refreshment, board meeting logistics, meeting discussion topics and committee division of responsibilities. Following the completion of the assessment, the third-party governance expert reviewed the results of the assessment with the incumbent Senior Independent Director and then presented the results as well as recommendations to the full Boards, including our Chair, for discussion. The Boards will consider the third party governance expert’s report and recommendations to further enhance the performance of the Boards and when reviewing the composition of the Boards and future board appointments.
In addition to the external evaluation, the Nominating & Governance Committees reviewed the individual performance of each Director focusing on his or her contribution to Carnival Corporation & plc, and specifically focusing on areas of potential improvement. In making their assessment, the Nominating & Governance Committees reviewed considerations of age, diversity, experience and skills in the context of the needs of the Boards, and with the aim of achieving an appropriate balance on the Boards. The performance review of Micky Arison, in his role as Chair, was conducted separately by the

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Directors’ Remuneration
Non-Executive Directors, led by the Senior Independent Director, Randall Weisenburger, taking into account the view of the other Executive Director.
The Nominating & Governance Committees also discussed and reviewed with Non-Executive Directors any significant time commitments they have with other companies or organizations. In addition, the number of directorships held by Non-Executive Directors was taken into account, in line with Carnival Corporation & plc’s policy on limiting multiple appointments.
In October 2022, the Nominating & Governance Committees reported the results of their review to the Boards. The Boards concluded that each Director was an effective member of the Boards and had sufficient time to carry out properly their respective commitments to the Boards, their Committees and all other such duties as were required of them. It is the view of the Nominating & Governance Committees and the Boards that the Boards continued to operate effectively during fiscal 2022.
During fiscal 2022, the Audit Committees, the Compensation Committees, the Compliance Committees, the HESS Committees and the Nominating & Governance Committees also reviewed their own performance against their respective charters by completing questionnaires that were provided to the Chair of the Nominating & Governance Committees. The results of such reviews were discussed among the members and reported to the Boards. The Boards concluded that the Audit Committees, the Compensation Committees, the Compliance Committees, the HESS Committees and the Nominating & Governance Committees continued to function effectively and continued to meet the requirements of their respective charters.

Directors’ Remuneration
The Carnival plc Directors’ Remuneration Report is presented in two parts, with Part I forming part of the Proxy Statement and Part II being attached as Annex B to the Proxy Statement. A resolution to approve the Carnival plc Directors’ Remuneration Report will be proposed at the 2023 Annual General Meeting.

Relations with Shareholders
The formal channels of communication by which the Boards communicate to shareholders the overall performance of Carnival Corporation & plc are the Annual Reports, Carnival plc half yearly financial report, joint Annual Report on Form 10-K, joint Quarterly Reports on Form 10-Q, joint Current Reports on Form 8-K, Proxy Statement and press releases.
Senior management and Non-Executive Directors of Carnival Corporation & plc meet periodically with representatives of institutional shareholders to discuss their views and to enable the strategies and objectives of Carnival Corporation & plc to be well understood. Issues discussed with institutional shareholders include executive compensation, performance, business strategies and corporate governance. For additional information on our shareholder engagement efforts in fiscal 2022, refer to section “Shareholder Engagement” in Part I of the Carnival plc Directors’ Remuneration Report.
Presentations are made to representatives of the investment community periodically in the U.S., the UK and elsewhere. Results of each fiscal quarter are reviewed with the investment community and others following each quarter on conference calls that are broadcast live over the Internet.
The Boards receive periodic briefings from management regarding feedback and information obtained from Carnival Corporation & plc’s shareholders and brokers. During fiscal 2022, Carnival Corporation & plc’s management presented to the Boards regarding shareholder matters.
Shareholders will have the opportunity at the 2023 Annual General Meeting, notice of which is contained in the Proxy Statement, to ask questions of a representative of the Board and senior management.
The Boards have implemented procedures to facilitate communications between shareholders or

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Annual Meetings of Shareholders
interested parties and the Boards. Shareholders or interested parties who wish to communicate with the boards or the Senior Independent Director should address their communications to the attention of the Company Secretary of Carnival Corporation & plc at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States. The Company Secretary promptly forwards to the Senior Independent Director those communications which the Company Secretary believes require immediate attention. The Senior Independent Director notifies the Boards or the Chair of the relevant Committees of the Boards of those matters that he believes are appropriate for further action or discussion.

Annual Meetings of Shareholders
This year the Annual Meetings of Shareholders will be held at Carnival Place, 3655 NW 87th Avenue, Miami, Florida, United States on Friday, April 21, 2023. The meetings will commence at 8:30 a.m. (EDT), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa.
We are also pleased to host a live video broadcast of the Annual Meetings of Shareholders at our Carnival plc headquarters located at Carnival House, 100
Harbour Parade, Southampton SO15 1ST, United Kingdom at 1:30 p.m. (BST). Shareholder’s planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton. Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors in Florida, but will not be treated as, or considered to be, “in attendance” at the Annual Meetings.

Workforce Engagement
In line with the UK Corporate Governance Code, Randall Weisenburger was appointed in 2020 as the designated Non-Executive Director for workforce engagement.
The main responsibilities of this role are the governance and oversight of the following matters:
•
to directly engage with the workforce (which we also refer to as team members) in order to ensure their feedback and concerns are appropriately relayed to the Boards, and that strategic direction and priorities of the Boards are communicated throughout the workforce;

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to coordinate direct engagement between other Non-Executive Directors, management and the workforce, as appropriate;

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to support the Boards’ discussion of employee engagement efforts and structure the contents of such discussions;

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to monitor and evaluate policies and practices relating to workforce engagement to ensure that the efforts on workforce engagement are effective, consistent with our values and support our long-term sustainable success and that employee feedback is shared and collected in a balanced and transparent way; and
•
to report on the results of workforce engagement efforts, including any feedback and concerns from the workforce to the Boards periodically, and make any recommendations arising from those reports to the Boards.

We believe that having a designated Non-Executive Director who reports to the Boards with support from senior management, the global human resources department and the subsidiary management teams, is and continues to be an appropriate and effective workforce engagement method.
In this role, Mr. Weisenburger is also supported by senior management who are responsible for the day-to-day implementation of the efforts on workforce engagement. Given the global nature of our business with various operating companies, most workforce engagement activity is conducted at the subsidiary level under the leadership of the respective operating company management. During fiscal 2022, our workforce engagement program involved a continuation of a number of initiatives, led by various leaders throughout our organization, such as live

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Workforce Engagement
virtual townhall meetings as well as a variety of virtual and live ship visits. In-person events and visits were not feasible at the start of the year because of continuing travel and health-related restrictions around the globe associated with the COVID-19 Omicron variant. Despite these challenges, we adapted as the year progressed to respond to the needs of our organization and our workforce. The Boards received regular reports from management regarding the status of the return to service, as well as updating the health and safety protocols and other critical matters as they relate to the workforce. The Boards continued to work closely with management to sustain the business while balancing the needs of the business with that of its workforce, shareholders and other stakeholders.
During fiscal 2022, with the full support of the Boards, we continued our initiatives designed to engage with and care for our workforce as protocol updates were implemented. Key areas of focus include Outreach & Wellness, Culture and Staffing. The Boards and their Committees received periodic reports from senior management on key issues and developments. Mr. Weisenburger reported to the full Boards on the workforce engagement efforts.
Our pay practices are established to attract and retain talented individuals at all levels of the organization and to reward performance, as described in the “Staffing” section below.
For addition information on how the interests of employees have been considered by the Boards in their discussions and decision-making, refer to the following section of the Strategic Report: 1.A.II. Mission (Purpose), Vision, Values and Priorities, 1.C.XII. Human Capital Management and Employees, 1.C.XIV. Ethics and Compliance and 7.Section 172(1) Statement. A statement describing how the Directors have performed their duty to act in the way they consider, in good faith, would most likely promote the success of Carnival Corporation & plc for the benefit of its members as a whole having regard to the stakeholders and matters set out in Section 172(1) (a) to (f) of the Companies Act, is included in the Strategic Report.

OUTREACH AND WELLNESS

Management, with support of the Boards of Directors, continued focus on shore and ship employee outreach and wellness with focus on the unique needs of shore and shipboard employees.
We remained focused on maintaining and improving ongoing communication with and from employees. The operating companies focused on communications channels including regular town halls, newsletters, email updates and video messages. Questions and comments from the workforce were requested in advance of the town hall meetings, and in some cases could be submitted electronically during those meetings. Town halls, in addition to other existing communication channels, such as the hotline referred to in the Hotline for Reporting Concerns section below, also allowed our workforce to provide comments and ask questions.
Brand leaders also increased shipboard outreach with live and virtual visits to ships. In addition, Non-Executive Directors were able to resume cruise visits in 2022.
Other examples of shoreside outreach and wellness efforts include:
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frequent updates from management to improve transparency on business developments;

•
newsletters, emails and video updates for both active and furloughed employees to share news, recommendations, helpful resources and tips for wellness;

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encouraging leaders to conduct engagement check-ins with their teams as a group and individually in order to hear their concerns and take questions; and

•
leveraging social media to engage with shore and shipboard workforce.

Other examples of shipboard efforts, in addition to expanding the use of our social media channels, include:
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video updates from brand leads;

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special recognition of achievements; and

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COVID-19 awareness, health and wellbeing related training materials.

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Workforce Engagement
In addition, the shipboard workforce continued to have access to resources and support to ensure physical and mental wellbeing. Brands instituted robust shipboard mental health and wellness plans, including the following:
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access to medical professionals, including mental health professionals, Care Team and peer support;

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seminars on dealing with stress, mindfulness and cognitive restructuring;

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on-demand physical and mental fitness video library;

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additional Wi-Fi, internet and telephone services;

•
multi-faith spiritual services; and

•
mental health awareness training.

The feedback obtained from the townhall meetings, surveys and other channels described above touched on themes such as communications, transparency, remote work solutions and engagement needs. With the support of the Boards, management actioned the feedback received through an assortment of communication, health and wellness and enrichment and recognition efforts.
As the understanding of COVID-19 and its variants continued to evolve, we worked with a number of leading public health, epidemiological and policy experts to support our ongoing efforts to develop appropriate protocols and procedures as restrictions on our cruise operations eased. These advisors will continue to provide guidance based on the latest scientific evidence and best practices for protection and mitigation, as well as regulatory requirements for the safety of our guests and employees.
We also continued our efforts to implement significant changes in the way we work, pivoting our shoreside operations to allow for remote working where possible including, for our US Headquarters office, creation of a Remote Work Policy. We leveraged information from experts in developing protocols and procedures for use in our shoreside offices for those employees whose duties require them to work at the office. In addition, we made available vaccines and boosters for our crew members, many of whom otherwise may not have had access to vaccinations. We believe these measures are critical to helping keep our workforce, their families and the communities in which we work, safe and healthy.

CULTURE

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Workforce Engagement
During fiscal 2022, we developed and launched a Cross Brand Culture Survey program featuring a common survey focused on our Culture Essentials across ship and shore operations for all of our employees. This comprehensive semi-annual survey is now a key management tool for tracking our cultural health and putting in place initiatives, setting targets and action plans to improve our culture where appropriate. In connection with this, our operating companies will develop and implement specific initiatives―many of which will build upon our initial Culture Action Plan whereby brand leaders and senior management met with their direct reports to discuss these key behaviors. These initiatives are expected to include a series of extensive and consistent communications about the Culture Essentials to increase awareness; new and innovative training sessions to promote further understanding; and new expectations that would be measured and incorporated into performance evaluations. More specifically, through these steps, each brand would drive and incentivize the key behaviors that will strengthen our corporate culture.
To further elevate the importance of strengthening our corporate culture, management, under the supervision of the Boards, also developed a new culture governance process in which our leadership team is responsible and accountable for developing the strategy for culture improvements. Given the relative expertise of our human resource professionals, the human resource leaders within each operating company are responsible for implementing the strategy throughout the brands, as well as providing periodic reports that summarize such efforts and activities. We are focused on supporting a ‘Culture of Compliance’ through various compliance monitoring, communication, and continuous improvement processes. The Boards of Directors, together with their Committees, also play an important role in monitoring and assessing our culture to ensure that it is aligned with our strategy, values, mission and vision. As part of that role, in 2022 the Boards received and reviewed reports on the progress of our Culture Essentials.
The Boards of Directors also monitor alignment between our policies, practices and behaviors and our culture, mission, vision, values and strategy and review management’s actions to improve this alignment. For example, a culture project began in mid-2021 that addressed the need to promote more accountability of our senior leaders within our organization. On behalf of the Boards of Directors, a nationally-recognized expert in ethics, compliance and integrity was engaged to lead this effort. This executive accountabilities project has been developed and was implemented in 2022. It provided the Boards with a practical tool for assessing the contributions that each leader made to further promote and embed our various culture-related priorities and values and this information was used as a meaningful part of the annual review of executive performance and compensation. Please refer to the “Executive Accountabilities” discussion of the “Annual Bonuses” section of Part I of the Carnival plc Remuneration Report for additional details.
Our goals also continue to be fostering a positive and just culture that involves supporting recruiting, developing and retaining the finest workforce. A highly motivated and engaged workforce is key to providing extraordinary cruise vacations. We believe in building trust-based relationships and listening to and acting upon our workforces’ perspectives and ideas and use feedback tools to monitor and improve our progress in this area. We remain focused on becoming the travel & leisure’s employer of choice. We celebrate our diverse team of over 160,000 team members representing approximately 150 countries and are committed to providing a welcoming and inclusive environment where people from different backgrounds, experiences, and walks of life can succeed. We care deeply for our team members and work hard to always cultivate an atmosphere of openness, respect, and trust. We know our team members are at the heart of inspiring unforgettable happiness, so we strive to be the world’s number-one choice for hospitality, travel and leisure careers.f

STAFFING

In 2022, we completed a monumental 18-month journey marking our full return to guest cruise operations. As part of this endeavor, over the past 18 months we have returned over 100,000 crew

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Hotline for Reporting Concerns
members to our ships and employees to our shore side ranks. We also brought back the last of our furloughed employees.
Returning ship employees attend a “Welcome Back” session as each ship returns to service to review the Culture Essentials, new training curriculum and to encourage commitment to our Vision Statement, shared values and Culture Essentials. Our pay practices are established to attract and retain talented individuals at all levels of the organization and to reward performance. Engagement with the workforce on common pay programs with the support of the Boards were coordinated across the organization and shared locally via townhalls, communications from senior leadership and from their team leaders. Use of local engagement channels allowed each brand to tailor conversations to their specific programs. Our common programs for 2022 included merit increases, common forms of annual equity incentives for eligible employees, announcement of planned inflation and merit pay increases for 2023 as well as a new broad-based performance incentive program, all of which apply to executives and key personnel. These programs, established with the support of the Boards of Directors, reinforce our focus on retaining, rewarding and investing in our workforce as well as the alignment of our pay for performance philosophy for executives and the workforce.

Hotline for Reporting Concerns
We have policies and procedures in place for employees and other stakeholders to report any concerns or complaints regarding actual or suspected violations of our Code of Business Conduct and Ethics, our other policies, or the laws, and for appropriate investigations into and treatment of any such reports. We also provide an independent, third-party-hosted hotline where reports can be made in a secure, confidential and, where desired and permitted by applicable laws, anonymous manner. Our Compliance Committees are responsible for monitoring policies and procedures relating to submission, retention and treatment of reports described above. The Compliance Committees review and discuss on a quarterly basis reports regarding the status of hotline activity, trends and the results of any significant investigations. The reports are also shared with the full Boards. The Compliance Committees also review on a regular basis the policies and procedures relating to hotline complaints to ensure that they remain appropriate and effective.

Internal Control and Risk Management
A description of the Carnival Corporation & plc internal controls and risk management systems in relation to the financial reporting process can be found in the Strategic Report under Section 3. “Internal Control and Risk Assessment” and in the Proxy Statement under “Risk Oversight.”

Directors’ Responsibility for Financial Statements
The Statement of Directors’ Responsibilities in relation to the Carnival plc financial statements is included in the Carnival plc Directors’ Report attached as Annex A to the Proxy Statement.

Statement of Compliance with the UK Corporate Governance Code
The UK Corporate Governance Code 2018 applied to Carnival plc during the course of the financial year. Set out below is a chart that illustrates how Carnival Corporation & plc has applied the principles of the UK Corporate Governance Code during the year ended
November 30, 2022. A copy of the UK Corporate Governance Code is available on the website of the UK Financial Reporting Council (“FRC”) at www.frc.org.uk.

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Annex C―Carnival plc Corporate Governance Report
Statement of Compliance with the UK Corporate Governance Code

1. Board leadership and company purpose
A. Effective Board	Carnival plc Corporate Governance Report: “Governance and Board Matters”; “Board Performance Evaluations”; “Board Structures and Delegation to Management.”
B. Purpose, values and culture	Carnival plc Corporate Governance Report: “Workforce engagement”—“Culture”; “Workforce Engagement”; “Board Performance Evaluations.”
C. Governance framework and Board resources	Carnival plc Corporate Governance Report: “Board Performance Evaluations”; “Board Structures and Delegation to Management.”
D. Stakeholder engagement
Carnival plc Corporate Governance Report: “Workforce Engagement. “
Carnival plc Directors’ Remuneration Report (Part I): “Executive Summary”—“Shareholder Engagement.”
Carnival plc Directors’ Report: “Other Stakeholders.”

E. Workforce policies and practices	Carnival plc Corporate Governance Report: “Workforce engagement”; “Hotline for Reporting Concerns.” Carnival plc Directors’ Report: “Corporate and Social Responsibility”—“Employees.”
2. Division of responsibilities
F. Board roles	Carnival plc Corporate Governance Report: “Board Balance and Independence”; “Board Procedures and Responsibilities”; “Board Structures and Delegation to Management.”
G. Independence	Carnival plc Corporate Governance Report: “Board Balance and Independence.”
H. Time commitment and external appointments	Carnival plc Corporate Governance Report: “Board Procedures and Responsibilities”; “Board Performance Evaluations.”
I. Resources, information and Company Secretary	Carnival plc Corporate Governance Report: “Information and Professional Development.”
3. Composition, succession and evaluation
J. Appointments to the Board	Carnival plc Corporate Governance Report: “Board Composition.” Proxy Statement: “Nominations of Directors.”
K. Boards skills, experience and knowledge	Carnival plc Corporate Governance Report: “Board Refreshment”; “Board Composition”; “Corporate Governance Guidelines”; Proxy Statement: “2023 Nominees for Election or Re-Election to the Boards.”
L. Annual Board evaluation	Carnival plc Corporate Governance Report: “Board Performance Evaluation.”
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Statement of Compliance with the UK Corporate Governance Code
4. Audit, risk and internal control
M. External and internal audit, integrity of financial statements	Proxy Statement: “Report of the Audit Committees.” Carnival plc Corporate Governance Report: “Carnival plc Supplement to the Report of the Audit Committees”; “Corporate and Social Responsibility.”
N. Assessment of company’s position and prospects	Carnival plc Corporate Governance Report: “Statement of Directors’ Responsibilities”; “Board Structures and Delegation to Management.”
O. Internal financial controls and risk management	Carnival plc Corporate Governance Report: “Internal Control and Risk Management.” Proxy Statement: “Risk Oversight.”
5. Remuneration
P. Linking remuneration with purpose and strategy	Carnival plc Directors’ Remuneration Report (Part I): “Executive Summary”—“Our Compensation Philosophy”; “Process for Making Compensation Determinations”; “Named Executive Officer Compensation Design, Elements and Pay Mix.”
Q. Procedure for developing remuneration policy
Carnival plc Directors’ Remuneration Report (Part I): “Executive Summary”; “Process for Making Compensation Determinations”; “Named Executive Officer Compensation Design, Elements and Pay Mix.”
Carnival plc Directors’ Remuneration Report (Part II): “2. Implementation Section”— “2.1 Implementation of Approved Policy,” “2.9 Non-Executive Directors.”

R. Remuneration outcomes	Carnival plc Directors’ Remuneration Report (Part I): “Executive Summary”; “Process for Making Compensation Determinations”; “Named Executive Officer Compensation Design”; “Elements and Pay Mix.”
Carnival Corporation & plc has applied all principles of the UK Corporate Governance Code and complied with its provisions throughout the year ended November 30, 2022, with the following exceptions:
•
Provision 3 provides that the Chair should seek regular engagement with major shareholders. In order to facilitate shareholder engagement and achieve what we believe to be a better corporate governance outcome, our Chair, as an Executive Director and a significant shareholder, is not involved in regular shareholder engagement, and instead our Senior Independent Director, together with other Non-Executive Directors and/or Committee chairs, as appropriate, participate in our regular shareholder engagement efforts, as explained in this Corporate Governance Report under “Shareholder Engagement”;

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Provision 19 provides that the Chair should not remain in post beyond nine years from the date of their first appointment to the Board. In addition, Provision 9 provides that the Chair should be independent on appointment. Our Chair of the Board of Directors of Carnival plc has been in his post for longer than nine years and was not considered independent on appointment. The Boards believe that due to Mr. Arison’s unique experience and skills, his continued service as Chair is in the best interests of the Companies and their shareholders, as explained in this Corporate Governance Report under “Board Balance and Independence.”
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Provision 36 provides that share awards granted to Executive Directors should be subject to a total vesting and holding period of five years or more and that a formal policy for post-employment shareholding requirements should be developed. Our share awards to our U.S.-based President, CEO and Chief Climate Officer are subject to vesting

Carnival plc Corporate Governance Report | C-21

Annex C―Carnival plc Corporate Governance Report
Statement of Compliance with the UK Corporate Governance Code periods that are less than five years, consistent with standard U.S. compensation practices, as explained in Part I of the Carnival plc Directors’ Remuneration Report (included in our Proxy Statement) under “Equity-based Compensation.” In addition, we do not have a formal policy for a Director’s post-employment shareholding, consistent with standard U.S. compensation practices, as explained in the
Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement under “Statement by Randall Weisenburger, Chair of the Compensation Committees”; and
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Provision 38 provides that only basic salary should be pensionable. The annual bonuses of our U.S. Executive Directors, consistent with U.S. pay practices, form part of their pensionable salary, as explained in the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement under “Total Pension Entitlements.”

This Corporate Governance Report was approved by the Board of Directors and is signed by order of the Board of Directors by: ARNALDO PEREZ Company Secretary January 27, 2023
C-22 | Carnival plc Corporate Governance Report

Annex D―Amendment of the Carnival Corporation 2020 Stock Plan
Section 5(b)(i) of the Carnival Corporation 2020 Stock Plan (the “Plan”) is hereby amended in its entirely to read as follows:
(i) subject to Section 12 of the Plan, no more than 46,650,000 Shares (the “Absolute Share Limit”) shall be available for Awards under the Plan;
This amendment has been approved by the Boards of Directors of Carnival Corporation and Carnival plc and will become effective only if approved by their shareholders.
Amendment of the Carnival Corporation 2020 Stock Plan | D-1

ATTN: DOREEN FURNARI 3655 N.W. 87TH AVENUE MIAMI, FL 33178-2428 SCAN TOVIEW MATERIALS & VOTE ATTN: DOREEN FURNARI 3655 N.W. 87TH AVENUE MIAMI, FL 33178-2428 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D95644-P83583 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CARNIVAL CORPORATION The Boards of Directors unanimously recommend that you cast your vote "FOR" Proposals 1-12. For Against Abstain 1.To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.2.To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.3.To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc.4.To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc.5.To re-elect Jeffrey J. Gearhart as a Director of Carnival Corporation and as a Director of Carnival plc.6.To re-elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc.7.To elect Sara Mathew as a Director of Carnival Corporation and as a Director of Carnival plc. The Boards of Directors unanimously recommend that you cast your vote "FOR" Proposals 14-22.To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (other than the part containing the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report) (in accordance with legal requirements applicable to UK companies).To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report (in accordance with legal requirements applicable to UK companies).16.To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Carnival Corporation.17.To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc (in accordance with legal requirements applicable to UK companies). For Against Abstain!!!!!!!!!!!! 8.To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.9.To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.10.To elect Josh Weinstein as a Director of Carnival Corporation and as a Director of Carnival plc.11.To re-elect Randall Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.12.To hold a (non-binding) advisory vote to approve executive compensation.!!!The Board of Directors recommends you vote "1 YEAR" on Proposal 13. 1 Year 2 Years 3 Years Abstain13.To hold a (non-binding) advisory vote on how frequently shareholders should vote to approve compensation of the Named Executive Officers. 18.To receive the accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2022 (in accordance with legal requirements applicable to UK companies).19.To approve the giving of authority for the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).20.To approve the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc (in accordance with customary practice for UK companies).21.To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buyback programs).22.To approve the Amendment of the Carnival Corporation 2020
Stock Plan.!!!23.To transact such other business as may properly come before the meeting.Please indicate if you plan to attend this meeting.!!YesNo PERSONS WHO DO NOT INDICATE ATTENDANCE AT THE ANNUAL MEETING ON THIS PROXY CARD WILL BE REQUIRED TO PRESENT PROOF OF STOCK OWNERSHIP TO ATTEND.(Please sign exactly as name appears above.)Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D95645-P83583 CARNIVAL CORPORATIONPROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 21, 2023The undersigned shareholders of Carnival Corporation hereby revoke all prior proxies and appoint the Chair and Secretary of the Annual Meeting, and each of them, proxies and attorneys in fact, each with full power of substitution, with all the powers the undersigned would possess if personally present, to vote all shares of common stock of Carnival Corporation which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held on April 21, 2023 or any postponement or adjournment of the Annual Meeting.The shares represented by this Proxy will be voted as specified herein. If not otherwise specified, such shares will be voted by the proxies FOR Proposals 1-12 and 14-22; and 1 YEAR on Proposal 13.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.Continued and to be signed on reverse side

Admission Card Annual General Meeting Friday, April 21, 2023 at 8:30 a.m. (EDT) Venue Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178 United States If you come to the meeting, please bring this card with you. It is evidence of your right to attend and vote at the meeting and will help you gain admission as quickly as possible. Please also see overleaf. Notes 1. A shareholder entitled to attend and vote at the meeting may appoint one or more proxies to attend, speak and vote instead of him. All of the proposed resolutions will be voted on a poll. A proxy need not be a shareholder of the Company. 2. A shareholder who appoints more than one proxy must appoint each proxy to exercise the votes attaching to specified shares held by that shareholder. To appoint more than one proxy, additional proxy cards may be obtained by contacting the Company’s registrars on +44 (0) 371 384 2665. If calling from outside of the UK, please ensure the country code is used, or you may photocopy this proxy card. Please indicate in the box next to the proxy holder's name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All proxy cards must be signed and should be returned together in the same envelope. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one which was executed last shall be treated as replacing and revoking the others in their entirety as regards that share. If the Company is unable to determine which was executed last, none of them shall be valid in respect of that share. 3. To be valid, your signed and dated proxy card must be completed, signed and deposited together with any power of attorney or authority under which it is signed or a certified copy of such power of attorney or authority (whether delivered personally or by post), at the offices of the Company’s registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing, BN99 6DA as soon as possible and no later than 1:30 p.m. (BST) on April 19, 2023. In the case of a corporation, the proxy card should be executed under its common seal and/or the hand of a duly authorized officer or person. 4. The Abstain box is provided to enable you to abstain on any particular resolution. However, it should be noted that a vote ‘Abstain’ is not a vote in law and will not be counted in the calculation of the proportion of votes ‘For’ and ‘Against’ a resolution but will be counted to establish if a quorum is present. 5. If you would like to submit your proxy vote via the Internet, you can do so by accessing the www.sharevote.co.uk website. To do this you will need to use the Voting ID, Task ID and Shareholder Reference Number which are given opposite. Alternatively, CREST members can submit their proxy through the CREST Electronic Proxy Appointment Service (ID RA19). 6. Only those shareholders registered on the register of members of the Company at 6:30 p.m. (BST) on April 19, 2023 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:30 p.m. (BST) on April 19, 2023 shall be disregarded in determining the rights of any person to attend or vote at the meeting. 7. In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which the names stand on the register of members of the Company in respect of the relevant joint holding. 8. To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issuer’s agent (ID RA19) by 1:30 p.m. (BST) on April 19, 2023. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST system) from which the issuer’s agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001. If you are an institutional investor, you may also be able to appoint a proxy electronically via the Proxymity platform. 9. Return of this proxy card will not prevent a registered shareholder from attending the meeting and voting in person. 10. In respect of any resolution for which you have not given specific instructions on how your proxy should vote, your proxy will have discretion to vote on that resolution, in respect of your total holding, as they see fit. Your proxy will also have discretion to vote as they see fit on any other business which may properly come before the meeting, including amendments to resolutions, and at any adjournment of the meeting. *Lines are open 8:30 a.m. to 5:30 p.m., Monday to Friday. Annual General Meeting VOTING ID TASK ID SHAREHOLDER REFERENCE NUMBER 2715-0145 I/We, hereby appoint the Chair of the meeting, or as my/our proxy to attend and vote on my/our behalf at the Annual General Meeting of Carnival plc (the Company) to be held on Friday, April 21, 2023 and at any adjournment of the meeting. I would like my proxy to vote on the resolutions proposed at the meeting as indicated on this proxy card. Please indicate your vote by marking the appropriate boxes in black ink like this 1. 2. To re-elect Micky Arison as a Director of Carnival Corporation and Carnival plc 3. To re-elect Sir Jonathon Band as a Director of Carnival Corporation and Carnival plc 4. To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and Carnival plc 5. To re-elect Helen Deeble as a Director of Carnival Corporation and Carnival plc 6. To re-elect Jeffery J. Gearhart as a Director of Carnival Corporation and Carniv al plc 7. To re-elect Katie Lahey as a Director of Carnival Corporation and Carnival plc 8. To elect Sara Mathew as a Director of Carnival Corporation and Carnival plc 9. To re-elect Stuart Subotnick as a Director of Carnival Corporation and Carnival plc 10. To re-elect Laura Weil as a Director of Carnival Corporation and Carnival plc Carnival Corporation and Carnival plc 11. To re-elect Randall Weisenburger as a Director of Carnival Corporation and Carnival plc 12. To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies) 3. To hold a (non-binding) advisory vote on how frequently shareholders should vote to approve compensation of the Named Executive Officers (in accordance with legal requirements applicable to U.S. companies) For Against Abstain Proposal 14. To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (other than the part containing the Carnival plc Directors' Remuneration Policy set out in Section B of Part II of the Carnival plc Directors' Remuneration Report) 15. To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report 16. To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Carnival Corporation 17. To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc 18. To receive the accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2022 19. To approve the giving of authority for the allotment of new shares by Carnival plc 20. To approve the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc 21. To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market 22. To approve the Amendment of the Carnival Corporation 2 Please tick here if this proxy appointment is one of multiple appointments being made. Date Signature *For the appointment of more than one proxy, please refer to Note 2. This card should not be used for any comments, change of address, or other queries. Please send a separate instruction.

Carnival Proxy 23 Proof 8.qxp 16/02/2023 15:59 Page 2 Business Reply Plus Licence Number RRHE-RYJB-ZUEL FDTTDTFDTDAATADATTAFFTFTDTDDFDFDFAAT Equiniti Aspect House Spencer Road LANCING BN99 6GL Poll Card Please bring this card with you to the meeting. Do NOT post this card to the Registrar. RESOLUTIONS For Against Abstain 1. To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc 2. To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc 3. To re-elect Jason Glen Cahilly as a Director of Carnival Corporation and as a Director of Carnival plc 4. To re-elect Helen Deeble as a Director of Carnival Corporation and as a Director of Carnival plc 5. To re-elect Jeffrey J. Gearhart as a Director of Carnival Corporation and as a Director of Carnival plc 6. To re-elect Katie Lahey as a Director of Carnival Corporation and as a Director of Carnival plc 7. To elect Sara Mathew as a Director of Carnival Corporation and as a Director of Carnival plc 8. To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc 9. To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc 10. To elect Josh Weinstein as a Director of Carnival Corporation and as a Director of Carnival plc 11. To re-elect Randall Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc 12. To hold a (non-binding) advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies) 13. To hold a (non-binding) advisory vote on how frequently shareholders should vote to approve compensation of the Named Executive Officers (in accordance with legal requirements applicable to U.S. companies) 1 2 3 14. To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (other than the part containing the Carnival plc Directors' Remuneration Policy set out in Section B of Part II of the Carnival plc Directors' Remuneration Report) 15. To approve the Carnival plc Directors’ Remuneration Policy set out in Section B of Part II of the Carnival plc Directors’ Remuneration Report 16. To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Carnival Corporation 17. To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc 18. To receive the accounts and the reports of the Directors and auditors of Carnival plc for the year ended November 30, 2022 19. To approve the giving of authority for the allotment of new shares by Carnival plc 20. To approve the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc 21. To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market 22. To approve the Amendment of the Carnival Corporation 2020 Stock Plan